UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last Day of February

Date of reporting period: March 1, 2020 through February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report

J.P. Morgan Money Market Funds

February 28, 2021

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

APRIL 10, 2021 (Unaudited)

Dear Shareholders,

Financial markets recovered from the initial shock of the pandemic in 2020 and entered 2021 bolstered by continued central bank support, increasing amounts of government stimulus spending and investor optimism over the rollout of multiple vaccines against the novel corona virus.

“Throughout the past year of unprecedented challenges — and opportunities — JPMorgan Global Liquidity has continued to commit JPMorgan’s global resources and expertise to seeking to deliver effective short-term fixed income strategies.”
— John T. Donohue

The investment environment at the end of February 2021 looked entirely different from twelve months earlier when the World Health Organization first declared a pandemic. The emergence of COVID-19 caused the deepest downturn in economic activity since World War II. At the height of financial market uncertainty in early March 2020, demand for liquidity strained short-term credit markets and spread into broader financial markets.

In response to an accelerating sell-off in financial markets, the U.S. Federal Reserve (the “Fed”) unveiled an array of facilities designed to restore liquidity and maintain the flow of credit to the public and private sectors, in addition to cutting interest rates. The central bank created the Commercial Paper Funding Facility and the Money Market Mutual Fund Liquidity Facility and reinstated its Term Asset-Backed Securities Lending Facility. These actions — plus a $2.3 trillion stimulus package from the U.S. Congress — resulted in improved liquidity for front-end fixed income markets.

In the second quarter of 2020, the return of investor confidence was evident as a rotation of assets from government money market funds and other sources found their way back to prime money market funds. The prime money market funds’ combined total assets under management rebounded to pre-pandemic levels. Additionally, as interest rates continued to drift lower, the yield spread between prime money market funds and government money market funds became a larger consideration for investors.

Over the second half of 2020 and into the first months of 2021, financial markets largely recovered, led by rising equity prices, particularly in emerging markets and the U.S. Within fixed income markets, high yield bonds (also known as “junk bonds”) generally outperformed investment grade bonds for the twelve months ended February 28, 2021.

Subsequent to the end of the twelve month period, the federal government enacted the $1.9 trillion American Rescue Plan and shortly afterward, the Biden administration proposed a $2 trillion American Jobs Act. The potential economic impacts of massive government spending along with an expanded vaccination effort have bolstered investor expectations for a surge of economic activity that is generally expected by economists to lift corporate profits and job growth this year. This investor optimism has helped push the Standard & Poor’s 500 Index above 4,000 points for the first time. However, the path to a fully re-opened economy contains a range of uncertainties, including the threat of new strains of the corona virus, potential supply chain imbalances, inflationary pressures and the direction of long-term interest rates.

Throughout the past year of unprecedented challenges — and opportunities — JPMorgan Global Liquidity has continued to employ JPMorgan’s global resources and expertise to seeking to deliver effective short-term fixed income strategies.

On behalf of JPMorgan Global Liquidity, we thank you for your continued partnership and trust in our company and our product.

Sincerely yours,

John T. Donohue

CEO Asset Management Americas & Head of Global Liquidity

J.P. Morgan Asset Management

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, Class C, Empower^, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of February 28, 2021	$74.6 Billion
Weighted Average Maturity^^	54 calendar days
Weighted Average Life^^^	84 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	43.9%
8–30 calendar days	6.4
31–60 calendar days	13.0
61–90 calendar days	15.0
91–180 calendar days	17.9
181+ calendar days	3.8

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Academy Shares	0.10%
Agency Shares	0.01
Capital Shares	0.10
Class C Shares	0.01
Empower Shares	0.06
IM Shares	0.10
Institutional Class Shares	0.09
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on February 23, 2021.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.02%, (0.09)%, 0.01%, (3.72)%, 0.00%, 0.07%, (0.04)%, (0.31)%, (0.24)% and (4.15)% for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of February 28, 2021	$1.2 Billion
Weighted Average Maturity^	40 calendar days
Weighted Average Life^^	46 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	65.1%
8–30 calendar days	5.1
31–60 calendar days	3.0
61–90 calendar days	11.6
91–180 calendar days	9.1
181+ calendar days	6.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.01%
Capital Shares	0.03
IM Shares	0.03
Institutional Class Shares	0.03

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.21)%, (0.10)%, 0.02% and (0.09)% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Securities Lending Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of February 28, 2021	$2.2 Billion
Weighted Average Maturity^	44 calendar days
Weighted Average Life^^	57 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	48.9%
8–30 calendar days	10.8
31–60 calendar days	8.1
61–90 calendar days	9.8
91–180 calendar days	22.4

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency SL Shares	0.15%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 0.05% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Class C, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2021	$12.1 Billion
Weighted Average Maturity^^	51 calendar days
Weighted Average Life^^^	84 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	42.9%
8–30 calendar days	8.8
31–60 calendar days	12.4
61–90 calendar days	17.1
91–180 calendar days	15.8
181+ calendar days	3.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.04%
Capital Shares	0.04
Class C Shares	0.04
Institutional Class Shares	0.04
Investor Shares	0.04
Morgan Shares	0.04
Premier Shares	0.04
Reserve Shares	0.04

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Capital Shares, Class C Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.08)%, 0.02%, (0.92)%, (0.03)%, (0.27)%, (0.39)%, (0.23)% and (0.47)% for Agency Shares, Capital Shares, Class C Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy, Agency, Capital, E*Trade, Empower^, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of February 28, 2021	$219.1 Billion
Weighted Average Maturity^^	51 calendar days
Weighted Average Life^^^	84 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	44.6%
8–30 calendar days	11.9
31–60 calendar days	13.1
61–90 calendar days	12.5
91–180 calendar days	10.7
181+ calendar days	7.2

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Academy Shares	0.04%
Agency Shares	0.01
Capital Shares	0.04
E*Trade Shares	0.01
Empower Shares	0.02
IM Shares	0.04
Institutional Class Shares	0.03
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on February 23, 2021.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.09)%, (0.19)%, (0.09)%, (0.94)%, 0.00%, (0.04)%, (0.14)%, (0.39)%, (0.49)%, (0.34)%, (0.59)% and (0.94)% for Academy Shares, Agency Shares, Capital Shares, E*Trade Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Academy^, Agency, Capital, Class C, Empower^^, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2021	$30.0 Billion
Weighted Average Maturity^^^	52 calendar days
Weighted Average Life^^^^	91 calendar days

MATURITY SCHEDULE*^^^
2–7 calendar days	28.7%
8–30 calendar days	24.3
31–60 calendar days	16.1
61–90 calendar days	12.4
91–180 calendar days	13.8
181+ calendar days	4.7

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Academy Shares	0.03%
Agency Shares	0.01
Capital Shares	0.03
Class C Shares	0.01
Empower Shares	0.02
IM Shares	0.03
Institutional Class Shares	0.02
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on September 30, 2020.
^^	Commenced operations on February 23, 2021.
^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.14)%, (0.21)%, (0.11)%, (1.05)%, 0.00%, (0.05)%, (0.16)%, (0.40)%, (0.51)%, (0.36)% and (0.60)% for Academy Shares, Agency Shares, Capital Shares, Class C Shares, Empower Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of February 28, 2021	$2.9 Billion
Weighted Average Maturity^	49 calendar days
Weighted Average Life^^	93 calendar days

MATURITY SCHEDULE*^
2-7 calendar days	20.8%
8–30 calendar days	15.7
31–60 calendar days	22.6
61–90 calendar days	30.3
91–180 calendar days	9.7
181+ calendar days	0.9

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.01%
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.21)%, (0.16)%, (0.54)% and (0.36)% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Academy^ Agency, Capital, Empower^^, IM, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2021	$93.8 Billion
Weighted Average Maturity^^^	50 calendar days
Weighted Average Life^^^^	83 calendar days

MATURITY SCHEDULE*^^^
2–7 calendar days	20.3%
8–30 calendar days	23.2
31–60 calendar days	23.0
61–90 calendar days	19.5
91–180 calendar days	13.0
181+ calendar days	1.0

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Academy Shares	0.01%
Agency Shares	0.01
Capital Shares	0.01
Empower Shares	0.01
IM Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on September 30, 2020.
^^	Commenced operations on February 23, 2021.
^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.14)%, (0.20)%, (0.10)%, 0.00%, (0.06)%, (0.15)%, (0.50)%, (0.35) and (0.60)% for Academy Shares, Agency Shares, Capital Shares, Empower Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of February 28, 2021	$9.3 Billion
Weighted Average Maturity^	32 calendar days
Weighted Average Life^^	31 calendar days

MATURITY SCHEDULE**^
2-7 calendar days	75.0%
8–30 calendar days	2.6
31–60 calendar days	3.8
61–90 calendar days	5.3
91–180 calendar days	10.6
181+ calendar days	2.7

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.01%
Institutional Class Shares	0.03
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.14)%, (0.09)%, (0.44)%, (0.29)% and (0.55)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of February 28, 2021	$1.0 Billion
Weighted Average Maturity^^	31 calendar days
Weighted Average Life^^^	32 calendar days

MATURITY SCHEDULE**^^
2–7 calendar days	77.9%
8–30 calendar days	1.4
31–60 calendar days	1.8
61–90 calendar days	4.9
91–180 calendar days	9.7
181+ calendar days	4.3

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.01%
Institutional Class Shares	0.03
Morgan Shares	0.01
Premier Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.13)%, (0.08)%, (0.43)%, (0.28)% and (0.88)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan California Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier and Service
Net Assets as of February 28, 2021	$299.6 Million
Weighted Average Maturity^^	31 calendar days
Weighted Average Life^^^	31 calendar days

MATURITY SCHEDULE**^^
2–7 calendar days	70.9%
8–30 calendar days	3.4
31–60 calendar days	3.3
61–90 calendar days	9.6
91–180 calendar days	9.4
181+ calendar days	3.4

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.01%
Institutional Class Shares	0.03
Morgan Shares	0.01
Premier Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.22)%, (0.17)%, (0.52)%, (0.37)% and (0.97)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan New York Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	Agency, E*Trade^, Institutional Class, Morgan, Premier, Reserve and Service
Net Assets as of February 28, 2021	$762.5 Million
Weighted Average Maturity^^	29 calendar days
Weighted Average Life^^^	29 calendar days

MATURITY SCHEDULE**^^
2–7 calendar days	76.4%
8–30 calendar days	0.3
61–90 calendar days	8.9
91–180 calendar days	13.3
181+ calendar days	1.1

7-DAY SEC YIELD AS OF FEBRUARY 28, 2021(1)
Agency Shares	0.01%
Institutional Class Shares	0.03
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although the Fund strives to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in the Fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 26, 2021, the last business day of the reporting period.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.10)%, (0.05)%, (0.43)%, (0.25)%, (0.50)% and (0.85)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 13.8%

Barclays Capital, Inc., 0.28%, dated 2/26/2021, due 4/2/2021, repurchase price $400,110, collateralized by Collateralized Mortgage Obligations, 0.00% - 48.02%, due 10/25/2021 -1/18/2063 and FNMA Connecticut Avenue Securities, 1.84% - 11.88%, due 2/26/2024 - 1/25/2051, with a value of $432,000.	400,000	400,000

Barclays Capital, Inc., 0.29%, dated 2/26/2021, due 4/2/2021, repurchase price $175,050, collateralized by Collateralized Mortgage Obligations, 0.63% - 7.03%, due 5/15/2028 -3/25/2061 and FNMA Connecticut Avenue Securities, 2.13% - 5.23%, due 8/27/2029 -6/27/2050, with a value of $189,000.	175,000	175,000

BMO Capital Markets Corp., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $100,001, collateralized by Asset-Backed Securities, 0.00% - 3.33%, due 11/15/2024 - 1/25/2047, Collateralized Mortgage Obligations, 1.15%, due 12/15/2036 and Corporate Notes and Bonds, 0.40% - 9.63%, due 1/15/2022 - 1/1/2999, with a value of $105,198.	100,000	100,000

BMO Capital Markets Corp., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $110,002, collateralized by Asset-Backed Securities, 0.00% - 3.63%, due 1/19/2024 - 6/25/2038, Collateralized Mortgage Obligations, 1.15%, due 12/15/2036, Corporate Notes and Bonds, 0.84% - 12.00%, due 3/22/2022 -2/1/2061 and Sovereign Government Securities, 1.25% - 1.75%, due 7/18/2022 - 1/28/2031, with a value of $116,616.	110,000	110,000

BMO Capital Markets Corp., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $150,002, collateralized by Asset-Backed Securities, 0.00% - 2.68%, due 8/25/2034 - 1/25/2047 and Corporate Notes and Bonds, 0.38% - 13.00%, due 4/8/2021 - 1/1/2999, with a value of $159,213.	150,000	150,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 0.21%, dated 2/26/2021, due 3/5/2021, repurchase price $175,007, collateralized by Asset-Backed Securities, 0.00% - 5.25%, due 4/20/2022 - 1/25/2043, Collateralized Mortgage Obligations, 0.00% - 3.50%, due 2/18/2030 - 12/12/2049, Corporate Notes and Bonds, 0.57% - 15.50%, due 2/8/2022 - 10/1/2049, FHLMC, 0.00%, due 7/15/2032 and Sovereign Government Securities, 1.25% - 2.75%, due 7/22/2021 - 1/28/2031, with a value of $186,809.	175,000	175,000

BMO Capital Markets Corp., 0.22%, dated 2/26/2021, due 3/5/2021, repurchase price $105,004, collateralized by Asset-Backed Securities, 0.00% - 6.13%, due 9/15/2022 - 1/25/2047, Corporate Notes and Bonds, 0.46% - 6.00%, due 9/10/2021 - 11/15/2050 and Sovereign Government Securities, 1.38% - 2.00%, due 5/17/2022 - 2/24/2023, with a value of $110,446.	105,000	105,000

BMO Capital Markets Corp., 0.30%, dated 2/26/2021, due 3/5/2021, repurchase price $40,002, collateralized by Asset-Backed Securities, 0.00% - 2.60%, due 1/25/2035 - 6/25/2038, Corporate Notes and Bonds, 0.84% - 8.00%, due 3/22/2022 - 12/1/2057, GNMA, 2.17% - 5.00%, due 4/20/2035 - 3/20/2070 and Sovereign Government Securities, 1.63% -1.75%, due 7/18/2022 - 1/22/2025, with a value of $42,302.	40,000	40,000

BMO Capital Markets Corp., 0.32%, dated 2/26/2021, due 3/5/2021, repurchase price $40,002, collateralized by Asset-Backed Securities, 0.00% - 6.13%, due 10/25/2032 - 1/25/2047, Collateralized Mortgage Obligations, 0.00% - 5.25%, due 4/25/2032 - 10/19/2048, Corporate Notes and Bonds, 0.40% - 5.75%, due 7/13/2021 - 2/15/2041, FHLMC, 4.50%, due 7/1/2045, FNMA, 1.50% - 6.10%, due 11/1/2030 - 3/25/2048, GNMA, 2.60% - 5.50%, due 9/20/2033 - 4/20/2069 and Sovereign Government Securities, 1.75%, due 7/18/2022, with a value of $42,090.	40,000	40,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 0.24%, dated 2/26/2021, due 3/2/2021, repurchase price $200,005, collateralized by Asset-Backed Securities, 0.50% - 6.07%, due 10/15/2022 - 1/28/2070, Corporate Notes and Bonds, 0.00% - 9.50%, due 4/15/2021 - 1/1/2999, Sovereign Government Securities, 1.86% - 7.63%, due 11/14/2024 - 12/1/2032 and U.S. Treasury Securities, 0.00%, due 5/15/2021 - 8/15/2050, with a value of $213,104.	200,000	200,000

Bofa Securities, Inc., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $200,003, collateralized by Common Stocks, 0.00%, due 1/1/2999, with a value of $216,000.	200,000	200,000

Bofa Securities, Inc., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $250,004, collateralized by Common Stocks, 0.00%, due 1/1/2999, with a value of $270,000.	250,000	250,000

Bofa Securities, Inc., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $250,004, collateralized by Common Stocks, 0.00%, due 1/1/2999, with a value of $270,000.	250,000	250,000

Bofa Securities, Inc., 0.35%, dated 2/26/2021, due 4/2/2021, repurchase price $250,085, collateralized by Common Stocks, 0.00%, due 1/1/2999, with a value of $270,000.	250,000	250,000

Bofa Securities, Inc., 0.40%, dated 2/26/2021, due 3/1/2021, repurchase price $200,007, collateralized by Asset-Backed Securities, 0.42% - 6.36%, due 9/25/2021 - 5/28/2069 and Collateralized Mortgage Obligations, 2.31% - 4.88%, due 10/7/2031 - 8/16/2047, with a value of $215,712.	200,000	200,000

Bofa Securities, Inc., 0.47%, dated 2/26/2021, due 4/15/2021, repurchase price $345,216, collateralized by Corporate Notes and Bonds, 0.00% -9.75%, due 6/1/2021 - 1/1/2999, with a value of $372,600.	345,000	345,000

Bofa Securities, Inc., 0.45%, dated 2/26/2021, due 4/26/2021, repurchase price $300,221, collateralized by Common Stocks, 0.00%, due 1/1/2049 - 1/1/2999 and Preferred Stocks, 4.75% - 6.50%, due 3/15/2021 - 7/1/2023, with a value of $324,000.	300,000	300,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Suisse Securities USA LLC, 0.25%, dated 2/26/2021, due 3/2/2021, repurchase price $100,003, collateralized by Asset-Backed Securities, 0.00% - 9.35%, due 3/20/2023 - 2/25/2060 and Collateralized Mortgage Obligations, 0.00% - 6.56%, due 10/12/2032 -11/25/2054, with a value of $109,410.	100,000	100,000

Credit Suisse Securities USA LLC, 0.47%, dated 2/26/2021, due 4/2/2021, repurchase price $150,068, collateralized by Asset-Backed Securities, 0.00% - 5.47%, due 8/25/2025 - 3/25/2059 and Collateralized Mortgage Obligations, 0.00% - 45.63%, due 9/25/2034 -5/25/2065, with a value of $162,802.	150,000	150,000

Goldman Sachs & Co. LLC, 0.44%, dated 2/26/2021, due 5/24/2021, repurchase price $500,532, collateralized by Asset-Backed Securities, 0.00% - 8.94%, due 1/2/2024 - 10/25/2066 and Corporate Notes and Bonds, 0.00% - 10.00%, due 6/28/2021 - 8/19/2035, with a value of $535,020.	500,000	500,000

HSBC Securities USA, Inc., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $20,000, collateralized by Asset-Backed Securities, 0.55%, due 6/15/2039 and Municipal Debt Securities, 0.00%, due 8/1/2031, with a value of $21,200.	20,000	20,000

HSBC Securities USA, Inc., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $25,000, collateralized by Corporate Notes and Bonds, 2.95% - 6.63%, due 4/1/2022 - 4/15/2050, with a value of $26,250.	25,000	25,000

ING Financial Markets LLC, 0.20%, dated 2/26/2021, due 3/1/2021, repurchase price $43,001, collateralized by Corporate Notes and Bonds, 5.75% - 7.63%, due 11/30/2025 - 2/1/2029 and Sovereign Government Securities, 6.49% - 6.63%, due 1/23/2027 - 2/17/2045, with a value of $46,441.	43,000	43,000

ING Financial Markets LLC, 0.20%, dated 2/26/2021, due 3/1/2021, repurchase price $50,001, collateralized by Common Stocks, 0.00%, due 1/1/2999, with a value of $54,001.	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

ING Financial Markets LLC, 0.20%, dated 2/26/2021, due 3/1/2021, repurchase price $79,001, collateralized by Corporate Notes and Bonds, 5.50% - 9.25%, due 8/1/2024 - 2/1/2029 and Sovereign Government Securities, 6.50% - 6.63%, due 3/13/2027 - 2/17/2045, with a value of $85,322.	79,000	79,000

ING Financial Markets LLC, 0.23%, dated 2/26/2021, due 3/1/2021, repurchase price $100,002, collateralized by Corporate Notes and Bonds, 5.75% -7.63%, due 1/20/2026 - 2/1/2029 and Sovereign Government Securities, 6.00% - 7.69%, due 3/13/2027 - 1/23/2050, with a value of $108,023.	100,000	100,000

ING Financial Markets LLC, 0.29%, dated 2/26/2021, due 5/3/2021, repurchase price $25,013, collateralized by Corporate Notes and Bonds, 5.75%, due 1/20/2026 and Sovereign Government Securities, 6.49%, due 1/23/2027, with a value of $27,019.	25,000	25,000

ING Financial Markets LLC, 0.29%, dated 2/26/2021, due 5/10/2021, repurchase price $20,012, collateralized by Corporate Notes and Bonds, 5.38% - 8.63%, due 1/20/2026 - 2/1/2029 and Sovereign Government Securities, 6.49%, due 1/23/2027, with a value of $21,615.	20,000	20,000

Mitsubishi UFJ Trust & Banking Corp., 0.20%, dated 2/26/2021, due 3/4/2021, repurchase price $1,000,033, collateralized by Corporate Notes and Bonds, 0.00% - 4.15%, due 5/13/2022 -5/1/2030, with a value of $1,043,060.	1,000,000	1,000,000

Societe Generale SA, 0.18%, dated 2/26/2021, due 3/1/2021, repurchase price $736,011, collateralized by Asset-Backed Securities, 2.70% - 8.00%, due 2/15/2027 - 5/15/2034, Collateralized Mortgage Obligations, 2.90% - 3.00%, due 10/17/2050 - 1/18/2052, Corporate Notes and Bonds, 0.40% - 8.63%, due 3/9/2021 - 1/1/2999, FNMA Connecticut Avenue Securities, 3.13%, due 10/25/2029, Sovereign Government Securities, 0.78% - 8.75%, due 2/7/2022 - 4/1/2056 and U.S. Treasury Securities, 0.63%, due 4/15/2023 -8/15/2030, with a value of $773,248.	736,000	736,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 0.27%, dated 2/26/2021, due 3/1/2021, repurchase price $610,014, collateralized by Asset-Backed Securities, 0.23% - 2.15%, due 12/25/2035 - 11/25/2046, Collateralized Mortgage Obligations, 0.29% - 5.97%, due 1/12/2034 - 8/17/2049, Corporate Notes and Bonds, 2.98% - 11.13%, due 12/1/2021 - 2/15/2031, FNMA Connecticut Avenue Securities, 0.78% -3.78%, due 9/25/2029 - 3/25/2050 and Sovereign Government Securities, 2.63% -11.88%, due 7/26/2022 - 1/1/2999, with a value of $658,815.	610,000	610,000

Societe Generale SA, 0.30%, dated 2/26/2021, due 3/2/2021, repurchase price $200,007, collateralized by Asset-Backed Securities, 0.29% - 0.67%, due 12/25/2035 - 2/25/2037, Collateralized Mortgage Obligations, 0.29% - 4.93%, due 1/12/2034 - 6/25/2047, Corporate Notes and Bonds, 3.10% - 11.13%, due 1/31/2023 - 1/1/2999, FNMA Connecticut Avenue Securities, 2.07% - 3.13%, due 10/25/2029 - 10/25/2049 and Sovereign Government Securities, 4.25% - 11.88%, due 4/18/2023 - 1/1/2999, with a value of $216,013.	200,000	200,000

Societe Generale SA, 0.30%, dated 2/26/2021, due 3/3/2021, repurchase price $365,015, collateralized by Asset-Backed Securities, 0.29% - 6.94%, due 11/18/2028 - 4/25/2037, Collateralized Mortgage Obligations, 0.29% - 4.93%, due 1/12/2034 - 8/17/2049, Corporate Notes and Bonds, 2.30% - 11.50%, due 6/1/2021 - 1/1/2999, FNMA Connecticut Avenue Securities, 2.03% - 3.88%, due 7/25/2024 - 8/25/2050 and Sovereign Government Securities, 2.63% - 11.88%, due 7/26/2022 - 3/11/2061, with a value of $394,208.	365,000	365,000

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 0.32%, dated 2/26/2021, due 4/1/2021, repurchase price $486,147, collateralized by Asset-Backed Securities, 0.29% - 5.02%, due 4/1/2028 - 10/25/2037, Collateralized Mortgage Obligations, 0.29% - 6.27%, due 7/25/2036 - 8/17/2049, Corporate Notes and Bonds, 0.58% - 12.00%, due 3/9/2021 - 1/1/2999, FNMA Connecticut Avenue Securities, 1.98% - 3.13%, due 7/25/2024 - 2/25/2050 and Sovereign Government Securities, 4.63% - 11.88%, due 9/26/2022 - 3/11/2061, with a value of $523,753.	486,000	486,000

Societe Generale SA, 0.41%, dated 2/26/2021, due 4/30/2021, repurchase price $165,117, collateralized by Asset-Backed Securities, 0.36% - 1.13%, due 12/25/2035 - 10/25/2037, Collateralized Mortgage Obligations, 0.29% - 4.83%, due 12/25/2036 - 10/13/2048, Corporate Notes and Bonds, 0.40% - 11.50%, due 3/9/2021 - 1/1/2999, FNMA Connecticut Avenue Securities, 2.07% - 3.78%, due 7/25/2024 - 3/25/2050 and Sovereign Government Securities, 2.63% - 11.88%, due 7/26/2022 - 1/1/2999, with a value of $177,328.	165,000	165,000

TD Securities (USA) LLC, 0.23%, dated 2/26/2021, due 3/1/2021, repurchase price $50,001, collateralized by Corporate Notes and Bonds, 2.20% - 4.50%, due 2/13/2022 - 7/1/2040, with a value of $52,501.	50,000	50,000

TD Securities (USA) LLC, 0.17%, dated 2/26/2021, due 3/2/2021, repurchase price $1,150,022, collateralized by Asset-Backed Securities, 1.94% - 3.19%, due 4/20/2024 - 7/15/2031, Corporate Notes and Bonds, 0.37% - 7.80%, due 8/15/2021 - 8/15/2060 and Municipal Debt Securities, 2.97% - 7.62%, due 7/1/2039 - 10/1/2046, with a value of $1,208,502.	1,150,000	1,150,000

TD Securities (USA) LLC, 0.22%, dated 2/26/2021, due 3/4/2021, repurchase price $500,018, collateralized by Corporate Notes and Bonds, 0.65% -6.35%, due 5/19/2022 - 8/15/2052, with a value of $525,022.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

UBS Securities LLC, 0.24%, dated 2/26/2021, due 3/5/2021, repurchase price $300,014, collateralized by Asset-Backed Securities, 0.14%, due 1/1/2049, Certificates of Deposit, 0.00% - 0.46%, due 2/11/2022 - 12/2/2022, Commercial Paper, 0.00%, due 9/17/2021, Corporate Notes and Bonds, 0.75% - 12.00%, due 4/15/2021 - 1/1/2999, FFCB, 1.32%, due 9/9/2030, FHLMC, 0.00%, due 3/15/2022 - 3/15/2031, Tennessee Valley Authority, 0.00% - 7.13%, due 7/15/2026 - 5/1/2030 and U.S. Treasury Securities, 0.00% - 4.38%, due 3/2/2021 - 8/15/2047, with a value of $322,401.	300,000	300,000

Wells Fargo Securities LLC, 0.22%, dated 2/26/2021, due 3/4/2021, repurchase price $104,004, collateralized by Commercial Paper, 0.00%, due 3/5/2021 -11/24/2021, with a value of $109,205.	104,000	104,000

Wells Fargo Securities LLC, 0.44%, dated 2/26/2021, due 3/18/2021, repurchase price $250,061, collateralized by Commercial Paper, 0.00%, due 3/3/2021 -12/14/2021 and Corporate Notes and Bonds, 0.21% - 6.50%, due 4/22/2021 - 2/25/2060, with a value of $262,789.	250,000	250,000

Total Repurchase Agreements (Cost $10,318,000)		10,318,000

Corporate Notes — 1.1%

Banks — 1.1%

Bank of America NA 0.23%, 7/6/2021	115,000	115,028

Barclays Bank plc (United Kingdom)

(OBFR + 0.10%), 0.17%, 3/5/2021 (b) (c)	200,000	200,000

(OBFR + 0.10%), 0.17%, 3/5/2021 (b) (c)	255,000	255,000

(OBFR + 0.22%), 0.29%, 3/5/2021 (b) (c)	235,000	235,000

Total Corporate Notes (Cost $805,000)		805,028

Municipal Bonds — 0.3%

Alaska — 0.1%

Alaska Housing Finance Corp., State Capital Project Series 2018A, Rev., VRDO, 0.11%, 3/5/2021 (d)	65,000	65,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — 0.2%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020B, Rev., RAN, 5.00%, 3/31/2021	110,000	110,449

Total Municipal Bonds (Cost $175,402)		175,449

Short-Term Investments — 84.3%

Certificates of Deposit — 39.8%

Banco Del Estado De Chile (Chile) 0.27%, 4/26/2021	100,000	100,018

Bank of Montreal (Canada)

(ICE LIBOR USD 3 Month + 0.03%), 0.22%, 3/1/2021 (b)	100,000	100,020

(ICE LIBOR USD 3 Month + 0.05%), 0.29%, 4/7/2021 (b)	161,000	161,055

(ICE LIBOR USD 3 Month + 0.04%), 0.26%, 4/12/2021 (b)	200,000	200,052

0.26%, 4/21/2021	250,000	250,050

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/26/2021 (b)	50,000	50,003

(ICE LIBOR USD 3 Month + 0.01%), 0.22%, 5/4/2021 (b)	125,000	124,989

(ICE LIBOR USD 3 Month + 0.01%), 0.22%, 5/4/2021 (b)	115,000	114,989

(ICE LIBOR USD 3 Month + 0.02%), 0.22%, 5/11/2021 (b)	320,000	320,000

0.23%, 5/26/2021	200,000	200,044

0.24%, 6/14/2021	50,000	50,014

0.24%, 7/14/2021	25,000	25,008

0.24%, 7/20/2021	100,000	100,033

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 0.29%, 3/24/2021 (b)	165,000	165,089

(ICE LIBOR USD 3 Month + 0.08%), 0.30%, 4/23/2021 (b)	70,000	70,028

(ICE LIBOR USD 3 Month + 0.08%), 0.29%, 4/29/2021 (b)	25,000	25,010

(ICE LIBOR USD 3 Month + 0.10%), 0.29%, 5/14/2021 (b)	200,000	200,053

0.20%, 2/18/2022	140,000	139,972

BNP Paribas SA (France)

0.40%, 3/3/2021	553,000	553,025

(ICE LIBOR USD 3 Month + 0.03%), 0.27%, 4/7/2021 (b)	94,000	94,011

0.24%, 4/26/2021	300,000	300,055

0.24%, 5/24/2021	100,000	100,024

0.24%, 5/25/2021	75,000	75,019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

0.25%, 6/14/2021	101,000	101,031

0.25%, 7/6/2021	150,000	150,052

Canadian Imperial Bank of Commerce (Canada)

0.07%, 3/2/2021	300,000	299,999

(ICE LIBOR USD 3 Month + 0.11%), 0.34%, 3/10/2021 (b)	260,000	260,092

(ICE LIBOR USD 3 Month + 0.05%), 0.27%, 3/31/2021 (b)	330,000	330,137

0.42%, 7/7/2021	330,000	330,354

0.20%, 2/18/2022	250,000	249,980

China Construction Bank Corp. (China)

0.19%, 3/16/2021	40,000	40,001

0.18%, 3/25/2021	50,000	49,999

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.10%), 0.21%, 3/1/2021 (b)	50,000	50,004

(ICE LIBOR USD 3 Month + 0.09%), 0.32%, 3/2/2021 (b)	200,000	200,042

(ICE LIBOR USD 3 Month + 0.04%), 0.24%, 3/31/2021 (b)	175,000	175,000

(ICE LIBOR USD 3 Month + 0.04%), 0.27%, 4/8/2021 (b)	50,000	50,015

(ICE LIBOR USD 3 Month + 0.04%), 0.26%, 4/12/2021 (b)	50,000	50,013

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/28/2021 (b)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.08%), 0.29%, 4/30/2021 (b)	170,000	170,051

(ICE LIBOR USD 3 Month + 0.15%), 0.34%, 5/6/2021 (b)	45,000	45,015

(ICE LIBOR USD 3 Month + 0.32%), 0.51%, 5/6/2021 (b)	133,000	133,078

(ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/10/2021 (b)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.04%), 0.23%, 5/17/2021 (b)	430,000	430,061

0.25%, 7/30/2021 (e)	250,000	249,817

Credit Agricole Corporate and Investment Bank (France)

0.39%, 3/16/2021	102,000	102,015

(ICE LIBOR USD 3 Month + 0.11%), 0.34%, 4/8/2021 (b)	162,000	162,023

Credit Industriel et Commercial (France)

(ICE LIBOR USD 3 Month + 0.04%), 0.28%, 4/6/2021 (b)	100,000	100,024

(ICE LIBOR USD 3 Month + 0.05%), 0.29%, 4/6/2021 (b)	75,000	75,022

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/26/2021 (b)	161,000	161,011

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/28/2021 (b)	132,000	132,000

0.26%, 6/2/2021	125,000	125,043

0.26%, 6/4/2021	140,000	140,048

0.24%, 6/11/2021	125,000	125,038

0.25%, 7/6/2021	200,000	200,074

0.27%, 7/23/2021	506,000	506,231

0.24%, 10/12/2021 (e)	360,000	359,449

0.24%, 10/18/2021 (e)	225,000	224,647

0.23%, 10/28/2021 (e)	175,000	174,713

Credit Suisse AG (Switzerland)

0.39%, 4/8/2021	100,000	100,031

0.39%, 4/9/2021	75,000	75,024

0.38%, 4/12/2021	300,000	300,099

0.29%, 5/11/2021	200,000	200,066

0.29%, 5/17/2021	300,000	300,105

0.28%, 6/4/2021	190,000	190,071

0.28%, 6/25/2021	275,000	275,118

0.27%, 7/14/2021	300,000	300,117

0.24%, 2/22/2022	395,000	394,965

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.15%), 0.34%, 5/6/2021 (b)	100,000	100,033

DZ Bank AG (Germany) 0.22%, 5/28/2021 (e)	100,000	99,957

ING Bank NV 0.25%, 10/8/2021	178,000	178,000

KBC Bank NV (Belgium)

0.21%, 4/8/2021 (e)	320,000	319,945

0.21%, 6/14/2021 (e)	280,000	279,824

0.21%, 7/27/2021 (e)	190,000	189,833

Korea Development Bank (South Korea)

0.24%, 7/7/2021	25,000	25,008

0.22%, 7/15/2021	25,000	25,005

0.20%, 7/22/2021	30,000	30,004

Landesbank Hessen-Thueringen Girozentrale (Germany) 0.23%, 4/1/2021	100,000	100,012

Mitsubishi UFJ Trust & Banking Corp. (Japan)

0.25%, 7/7/2021	75,000	75,021

0.24%, 7/8/2021	55,000	55,013

0.21%, 8/3/2021	100,000	100,012

0.20%, 8/4/2021	50,000	50,004

Mizuho Bank Ltd. (Japan)

0.24%, 3/15/2021	50,000	50,003

0.23%, 4/27/2021 (e)	100,000	99,966

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

0.28%, 5/17/2021	105,000	105,031

0.23%, 7/8/2021	20,000	20,004

0.20%, 7/19/2021	100,000	100,009

0.20%, 8/6/2021	360,000	360,014

0.20%, 8/10/2021	250,000	250,006

0.20%, 8/25/2021	400,000	399,980

MUFG Bank Ltd. (Japan)

0.23%, 7/7/2021	78,000	78,018

0.20%, 7/22/2021	150,000	150,014

0.21%, 7/27/2021	280,000	280,035

0.19%, 8/9/2021	50,000	50,002

0.19%, 8/11/2021	150,000	150,007

National Australia Bank Ltd. (Australia)

0.37%, 3/8/2021 (e)	220,000	219,994

0.38%, 3/23/2021 (e)	435,000	434,973

0.19%, 4/8/2021 (e)	220,000	219,970

0.40%, 4/30/2021 (e)	171,000	170,963

0.25%, 7/22/2021 (e)	250,000	249,829

Natixis SA (France)

(ICE LIBOR USD 1 Month + 0.17%), 0.28%, 3/19/2021 (b)	185,000	185,042

0.39%, 4/8/2021	50,000	50,016

0.29%, 5/3/2021	160,000	160,049

(ICE LIBOR USD 3 Month + 0.03%), 0.23%, 5/12/2021 (b)	400,000	400,028

0.26%, 6/3/2021	420,000	420,130

0.30%, 9/2/2021	30,000	30,018

0.23%, 10/7/2021	155,000	155,038

Nordea Bank Abp (Finland)

0.07%, 3/1/2021	400,000	400,000

(ICE LIBOR USD 3 Month + 0.10%), 0.33%, 3/1/2021 (b)	350,000	350,124

(ICE LIBOR USD 3 Month + 0.10%), 0.33%, 3/8/2021 (b)	300,000	300,113

(ICE LIBOR USD 3 Month + 0.12%), 0.35%, 3/17/2021 (b)	234,000	234,109

(ICE LIBOR USD 3 Month + 0.10%), 0.32%, 4/13/2021 (b)	50,000	50,026

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/30/2021 (b)	163,000	162,970

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/4/2021 (b)	51,900	51,890

(ICE LIBOR USD 3 Month + 0.10%), 0.29%, 5/14/2021 (b)	287,000	287,076

(ICE LIBOR USD 3 Month + 0.10%), 0.28%, 5/21/2021 (b)	146,000	146,042

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Norinchukin Bank (The) (Japan)

0.07%, 3/5/2021	300,000	299,999

0.23%, 4/9/2021	199,000	199,026

Oversea-Chinese Banking Corp. Ltd. (Singapore)

0.20%, 3/1/2021	100,000	100,001

(SOFR + 0.17%), 0.20%, 3/1/2021 (b)	50,000	50,010

(ICE LIBOR USD 1 Month + 0.14%), 0.25%, 3/24/2021 (b)	125,000	125,025

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.12%), 0.34%, 3/16/2021 (b)	70,000	70,028

(ICE LIBOR USD 3 Month + 0.12%), 0.36%, 3/24/2021 (b)	103,000	103,045

(ICE LIBOR USD 3 Month + 0.11%), 0.33%, 4/11/2021 (b)	100,000	100,046

(ICE LIBOR USD 3 Month + 0.01%), 0.22%, 4/27/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.07%), 0.28%, 4/29/2021 (b)	132,000	132,049

(ICE LIBOR USD 3 Month + 0.30%), 0.49%, 5/4/2021 (b)	100,000	100,056

(ICE LIBOR USD 3 Month + 0.21%), 0.41%, 5/5/2021 (b)	83,000	83,034

Skandinaviska Enskilda Banken AB (Sweden)

0.20%, 3/9/2021	150,000	150,005

0.23%, 3/18/2021	135,000	135,011

0.22%, 5/10/2021	100,000	100,022

0.22%, 5/10/2021	86,000	86,019

0.25%, 5/11/2021	325,000	325,091

0.24%, 5/20/2021	100,000	100,027

0.22%, 5/27/2021	120,000	120,027

0.24%, 6/14/2021	200,000	200,062

0.20%, 2/18/2022	50,000	50,000

Societe Generale SA (France) 0.23%, 4/5/2021	172,000	172,021

Standard Chartered Bank (United Kingdom)

0.23%, 7/6/2021	78,000	78,017

0.21%, 7/19/2021	190,000	190,030

Sumitomo Mitsui Banking Corp. (Japan)

0.24%, 3/9/2021	100,000	100,005

(ICE LIBOR USD 3 Month + 0.04%), 0.28%, 4/7/2021 (b)	80,000	80,014

(ICE LIBOR USD 3 Month + 0.00%), 0.24%, 4/15/2021 (b)	60,000	60,000

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/4/2021 (b)	300,000	300,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/5/2021 (b)	300,000	300,000

0.25%, 7/6/2021	155,000	155,043

0.26%, 7/6/2021	140,000	140,044

0.23%, 7/7/2021	65,000	65,013

0.20%, 7/14/2021	93,150	93,159

0.20%, 7/28/2021	200,000	200,016

0.19%, 8/18/2021	400,000	400,004

0.19%, 8/19/2021	53,000	53,000

Sumitomo Mitsui Trust Bank Ltd. (Luxembourg)

0.26%, 3/11/2021 (e)	150,000	149,994

0.27%, 4/21/2021 (e)	200,000	199,960

0.21%, 7/12/2021	200,000	200,026

0.23%, 7/12/2021 (e)	250,000	249,797

0.22%, 7/15/2021 (e)	60,000	59,950

0.22%, 7/22/2021 (e)	100,000	99,911

0.22%, 7/27/2021 (e)	100,000	99,908

0.22%, 8/9/2021 (e)	200,000	199,800

Sumitomo Trust and Banking Co. (United Kingdom)

0.27%, 4/22/2021 (e)	95,000	94,980

0.21%, 8/24/2021 (e)	250,000	249,727

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 3 Month + 0.11%), 0.33%, 3/16/2021 (b)	100,000	100,043

(ICE LIBOR USD 3 Month + 0.12%), 0.34%, 3/16/2021 (b)	51,000	51,022

(ICE LIBOR USD 3 Month + 0.12%), 0.36%, 3/18/2021 (b)	175,000	175,082

(ICE LIBOR USD 3 Month + 0.10%), 0.34%, 4/15/2021 (b)	125,000	125,061

(ICE LIBOR USD 3 Month + 0.09%), 0.31%, 4/20/2021 (b)	215,000	215,100

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/26/2021 (b)	95,000	95,000

(ICE LIBOR USD 3 Month + 0.05%), 0.26%, 4/30/2021 (b)	185,000	185,061

(ICE LIBOR USD 3 Month + 0.13%), 0.32%, 5/7/2021 (b)	140,000	140,041

0.39%, 7/7/2021	100,000	100,089

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.35%), 0.42%, 3/1/2021 (b)	120,000	120,079

(ICE LIBOR USD 3 Month + 0.11%), 0.34%, 3/10/2021 (b)	140,000	140,049

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.18%), 0.29%, 3/21/2021 (b)	50,000	50,033

(ICE LIBOR USD 3 Month + 0.07%), 0.29%, 4/28/2021 (b)	170,000	170,055

(ICE LIBOR USD 3 Month + 0.02%), 0.22%, 5/12/2021 (b)	250,000	250,000

(ICE LIBOR USD 3 Month + 0.09%), 0.27%, 5/19/2021 (b)	156,000	156,039

0.24%, 6/14/2021	200,000	200,077

0.41%, 7/6/2021	170,000	170,172

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/26/2021 (b)	49,000	48,996

(ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/10/2021 (b)	150,000	149,986

(ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/11/2021 (b)	60,000	59,994

Woori Bank (South Korea)

0.20%, 6/1/2021	100,000	100,001

0.20%, 6/1/2021	57,000	57,001

Total Certificates of Deposit (Cost $29,727,622)		29,733,379

Time Deposits — 23.8%

Agricultural Bank of China Ltd. 0.09%, 3/1/2021	200,000	200,000

Australia and New Zealand Banking Group Ltd.

0.09%, 3/2/2021	800,000	800,000

0.09%, 3/3/2021	750,000	750,000

Canadian Imperial Bank of Commerce

0.06%, 3/1/2021	125,000	125,000

0.07%, 3/1/2021	500,000	500,000

Cooperatieve Rabobank UA 0.06%, 3/1/2021	500,000	500,000

Credit Agricole Corporate and Investment Bank

0.07%, 3/1/2021	600,000	600,000

0.07%, 3/1/2021	455,000	455,000

0.07%, 3/1/2021	225,877	225,877

0.09%, 3/1/2021	350,000	350,000

0.13%, 3/4/2021	150,000	150,000

0.13%, 3/5/2021	500,000	500,000

DBS Bank Ltd. 0.11%, 3/3/2021	100,000	100,000

DNB Bank ASA

0.07%, 3/1/2021	1,000,000	1,000,000

0.07%, 3/2/2021	500,000	500,000

Erste Group Bank AG 0.07%, 3/1/2021	900,000	900,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — continued

ING Bank NV (Netherlands)

0.08%, 3/3/2021	800,000	800,000

0.08%, 3/4/2021	825,000	825,000

KBC Bank NV 0.07%, 3/1/2021	2,300,000	2,300,000

Landesbank Hessen-Thueringen Girozentrale 0.08%, 3/1/2021	400,000	400,000

Mizuho Bank Ltd. 0.07%, 3/1/2021	1,000,000	1,000,000

National Bank of Canada

0.08%, 3/1/2021	500,000	500,000

0.08%, 3/5/2021	500,000	500,000

Natixis SA 0.05%, 3/1/2021	500,000	500,000

Nordea Bank Abp 0.05%, 3/1/2021	500,000	500,000

Royal Bank of Canada 0.07%, 3/1/2021	750,000	750,000

Skandinaviska Enskilda Banken AB 0.07%, 3/1/2021	1,000,000	1,000,000

Societe Generale SA 0.07%, 3/1/2021	250,000	250,000

Svenska Handelsbanken AB 0.07%, 3/1/2021	800,000	800,000

Total Time Deposits (Cost $17,780,877)		17,780,877

Commercial Paper — 19.7%

Alpine Securitization Ltd. (Switzerland)

0.40%, 4/6/2021 (c) (e)	75,000	74,986

0.31%, 5/5/2021 (c) (e)	125,000	124,959

0.21%, 10/12/2021 (c)	50,000	50,005

Atlantic Asset Securitization LLC

0.21%, 3/16/2021 (c) (e)	150,000	149,990

0.21%, 7/20/2021 (e)	25,000	24,983

Autobahn Funding Co., LLC 0.07%, 3/1/2021 (c) (e)	25,000	25,000

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/28/2021 (b) (c)	125,000	125,000

0.21%, 2/23/2022 (c) (e)	175,000	174,630

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.22%), 0.29%, 3/1/2021 (b) (c)	110,000	110,057

(ICE LIBOR USD 3 Month + 0.10%), 0.34%, 3/3/2021 (b) (c)	175,000	175,049

(ICE LIBOR USD 3 Month + 0.02%), 0.23%, 4/27/2021 (b) (c)	25,000	24,996

0.22%, 5/6/2021 (c) (e)	125,000	124,966

(ICE LIBOR USD 3 Month + 0.04%), 0.22%, 5/19/2021 (b) (c)	115,000	115,021

(ICE LIBOR USD 3 Month + 0.10%), 0.29%, 5/25/2021 (b) (c)	50,000	50,014

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

0.25%, 6/7/2021 (c) (e)	65,000	64,972

0.25%, 6/14/2021 (c) (e)	43,000	42,980

BNP Paribas SA (France)

0.23%, 4/9/2021 (e)	110,000	109,986

0.25%, 6/8/2021 (e)	300,000	299,886

0.23%, 10/7/2021 (e)	108,000	107,877

BNZ International Funding Ltd. (New Zealand)

0.22%, 3/15/2021 (c) (e)	40,000	39,999

0.20%, 7/21/2021 (c) (e)	90,000	89,950

BPCE SA (France)

0.46%, 3/19/2021 (c) (e)	315,000	314,982

0.27%, 7/15/2021 (c) (e)	176,000	175,894

Concord Minutemen Capital Co., LLC Series A, 0.08%, 3/1/2021 (c) (e)	200,000	199,999

Cooperatieve Rabobank UA (Netherlands) 0.07%, 3/1/2021 (e)	1,005,000	1,004,994

DBS Bank Ltd. (Singapore)

0.22%, 4/23/2021 (c) (e)	200,000	199,961

0.20%, 7/20/2021 (c) (e)	100,000	99,932

Dexia Credit Local SA (France)

0.24%, 3/30/2021 (c) (e)	100,000	99,991

0.23%, 4/26/2021 (c) (e)	325,000	324,937

DNB Bank ASA (Norway)

(ICE LIBOR USD 1 Month + 0.18%), 0.30%, 3/21/2021 (b) (c)	60,000	60,056

(ICE LIBOR USD 3 Month + 0.03%), 0.28%, 4/14/2021 (b) (c)	260,000	260,045

(ICE LIBOR USD 3 Month + 0.07%), 0.29%, 4/22/2021 (b) (c)	155,000	155,052

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/27/2021 (b) (c)	250,000	250,000

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/28/2021 (b) (c)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.01%), 0.22%, 4/28/2021 (b) (c)	405,000	405,000

0.35%, 5/5/2021 (c)	70,000	70,022

(ICE LIBOR USD 3 Month + 0.04%), 0.24%, 5/6/2021 (b) (c)	90,000	90,023

0.22%, 5/24/2021 (c) (e)	330,000	329,914

Exxon Mobil Corp. 0.21%, 4/28/2021 (e)	150,000	149,982

Federation des Caisses Desjardins du Quebec (Canada) 0.20%, 7/12/2021 (c) (e)	75,000	74,957

First Abu Dhabi Bank PJSC (United Arab Emirates)

0.26%, 5/24/2021 (c) (e)	150,000	149,953

0.24%, 7/8/2021 (c) (e)	260,000	259,856

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

0.23%, 7/13/2021 (c) (e)	305,000	304,822

0.23%, 7/20/2021 (c) (e)	235,000	234,853

0.22%, 7/26/2021 (c) (e)	300,000	299,800

FMS Wertmanagement (Germany)

0.21%, 4/8/2021 (c) (e)	80,000	79,992

0.21%, 4/9/2021 (c) (e)	125,000	124,987

0.22%, 4/16/2021 (c) (e)	75,000	74,990

0.18%, 4/27/2021 (c) (e)	150,000	149,970

HSBC Bank plc (United Kingdom) 0.24%, 4/7/2021 (c) (e)	344,000	343,926

Industrial & Commercial Bank of China Ltd. (China) 0.07%, 3/1/2021 (c) (e)	99,518	99,517

ING US Funding LLC (Netherlands) 0.22%, 10/12/2021 (c) (e)	170,000	169,848

LMA-Americas LLC

0.23%, 4/1/2021 (c) (e)	103,500	103,486

0.23%, 7/8/2021 (c) (e)	55,000	54,966

0.21%, 8/19/2021 (c) (e)	100,800	100,717

0.20%, 9/7/2021 (c) (e)	50,000	49,954

LVMH Moet Hennessy Louis Vuitton SE (France) 0.25%, 4/23/2021 (c) (e)	43,000	42,993

Macquarie Bank Ltd. (Australia)

0.23%, 3/10/2021 (c) (e)	140,000	139,995

0.24%, 4/28/2021 (c) (e)	200,000	199,949

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/12/2021 (b) (c)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/12/2021 (b) (c)	150,000	150,000

Matchpoint Finance plc (Ireland) Series A, 0.26%, 4/22/2021 (c) (e)	50,000	49,989

Mitsubishi UFJ Trust & Banking Corp. (Japan) 0.20%, 8/2/2021 (c) (e)	100,000	99,925

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.22%), 0.35%, 3/1/2021 (b) (c)	50,000	50,025

(ICE LIBOR USD 1 Month + 0.22%), 0.34%, 3/10/2021 (b) (c)	125,000	125,082

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/4/2021 (b) (c)	79,000	79,000

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/10/2021 (b) (c)	350,000	350,000

(ICE LIBOR USD 3 Month + 0.02%), 0.21%, 5/18/2021 (b) (c)	100,000	100,000

Nieuw Amsterdam Receivables Corp. 0.19%, 4/9/2021 (c) (e)	50,000	49,991

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Old Line Funding LLC

0.08%, 3/2/2021 (c) (e)	200,000	199,998

0.24%, 5/3/2021 (c) (e)	200,000	199,948

Oversea-Chinese Banking Corp. Ltd. (Singapore) 0.18%, 9/20/2021 (c) (e)	100,000	99,888

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.04%), 0.28%, 4/6/2021 (b)	270,000	270,046

Sheffield Receivables Co. LLC (United Kingdom) 0.25%, 3/26/2021 (c) (e)	100,000	99,989

Skandinaviska Enskilda Banken AB (Sweden) 0.20%, 8/11/2021 (c) (e)	89,850	89,777

Societe Generale SA (France)

0.30%, 6/2/2021 (c) (e)	200,000	199,934

0.25%, 7/6/2021 (c) (e)	70,000	69,963

0.19%, 8/23/2021 (c) (e)	65,000	64,942

State of Netherlands (Netherlands) 0.09%, 3/1/2021 (c) (e)	140,000	139,999

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/26/2021 (b) (c)	94,000	94,000

0.30%, 4/27/2021 (c)	165,000	165,074

(ICE LIBOR USD 3 Month + 0.00%), 0.21%, 5/4/2021 (b) (c)	62,000	62,004

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.35%), 0.43%, 3/1/2021 (b) (c)	50,000	50,033

(ICE LIBOR USD 3 Month + 0.23%), 0.44%, 5/1/2021 (b) (c)	80,000	80,034

(ICE LIBOR USD 3 Month + 0.18%), 0.38%, 5/5/2021 (b) (c)	100,000	100,036

(ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/10/2021 (b) (c)	400,000	400,000

Total Capital Canada Ltd. (France) 0.20%, 8/4/2021 (c) (e)	150,000	149,872

Toyota Finance Australia Ltd. (Australia) 0.17%, 5/7/2021 (e)	80,000	79,971

UBS AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.10%), 0.34%, 4/6/2021 (b) (c)	131,000	131,021

0.30%, 7/15/2021 (c) (e)	543,000	542,614

0.30%, 10/4/2021 (c) (e)	225,000	224,695

United Overseas Bank Ltd. (Singapore) 0.25%, 7/2/2021 (c) (e)	150,000	149,912

Versailles Commercial Paper LLC 0.20%, 4/21/2021 (e)	50,000	49,989

Victory Receivables Corp. 0.21%, 7/19/2021 (c) (e)	25,000	24,985

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Westpac Banking Corp. (Australia)

0.37%, 3/4/2021 (c) (e)	200,000	199,997

(ICE LIBOR USD 3 Month + 0.02%), 0.24%, 4/12/2021 (b) (c)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 4/28/2021 (b) (c)	103,000	102,981

Total Commercial Paper (Cost $14,668,959)		14,671,335

U.S. Treasury Obligations — 1.0%

U.S. Treasury Bills

0.10%, 3/2/2021 (e)	350,000	350,000

0.09%, 4/6/2021 (e)	400,000	399,983

Total U.S. Treasury Obligations (Cost $749,963)		749,983

Total Short-Term Investments (Cost $62,927,421)		62,935,574

Total Investments — 99.5% (Cost $74,225,823)		74,234,051
Other Assets Less Liabilities — 0.5%		410,222

NET ASSETS — 100.0%		74,644,273

Percentages indicated are based on net assets.

Abbreviations

FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OBFR	Overnight Bank Funding Right
PJSC	Public Joint Stock Company
RAN	Revenue Anticipation Note
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(e)	The rate shown is the effective yield as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 61.1%

Alaska — 1.0%

Alaska Housing Finance Corp., Home Mortgage Series 2007A, Rev., VRDO, LIQ: FHLB, 0.03%, 3/5/2021 (b)	2,680	2,680

City of Valdez, Exxon Pipeline Co. Project

Series 1993-A, Rev., VRDO, 0.01%, 3/1/2021 (b)	4,750	4,750

Series 1993-B, Rev., VRDO, 0.01%, 3/1/2021 (b)	4,685	4,685

		12,115

Arizona — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2019-XG0231, Rev., VRDO, LOC: Bank of America NA, 0.11%, 3/5/2021 (b) (c)	4,065	4,065

California — 1.1%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 0.18%, 3/5/2021 (b) (c)	5,000	5,000

Tender Option Bond Trust Receipts/Certificates

Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	5,215	5,215

Series 2020-XM0837, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	2,600	2,600

		12,815

Colorado — 1.0%

State of Colorado Rev., TRAN, 4.00%, 6/25/2021	2,035	2,060

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2849, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	4,000	4,000

Series 2020-XF1209, GO, VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	2,000	2,000

Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 0.12%, 3/5/2021 (b) (c)	3,615	3,615

		11,675

Connecticut — 1.7%

Tender Option Bond Trust Receipts/Certificates Series 2019-G-110, Rev., VRDO, LOC: Royal Bank of Canada, 0.21%, 3/5/2021 (b) (c)	10,000	10,000

Town of Groton Series 2020B, GO, BAN, 2.00%, 4/29/2021	7,045	7,061

Town of North Haven GO, BAN, 1.50%, 11/4/2021	3,000	3,027

		20,088

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — 3.2%

Tender Option Bond Trust Receipts/Certificates

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/1/2021 (b) (c)	5,665	5,665

Series 2020-XF2882, Rev., VRDO, AGM-CR, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,800	2,800

Series 2020-XG0295, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	6,000	6,000

Series 2020-XX1136, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,375	2,375

Series 2020-YX1128, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	3,870	3,870

Series 2019-G113, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	17,500	17,500

		38,210

Georgia — 0.8%

Tender Option Bond Trust Receipts/Certificates

Series 2020-ZF0871, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	4,765	4,765

Series 2020-ZF0872, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	2,000	2,000

Series 2020-ZF0873, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	3,000	3,000

		9,765

Illinois — 0.7%

Illinois Finance Authority, University of Chicago Medical Center (The) Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 (b)	2,330	2,330

Tender Option Bond Trust Receipts/Certificates

Series 2020-XG0299, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,500	2,500

Series 2020-XL0145, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	3,425	3,425

		8,255

Iowa — 1.2%

Iowa Finance Authority, Single Family Mortgage Series 2018B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	6,665	6,665

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	7,500	7,500

		14,165

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kentucky — 1.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-116, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	12,000	12,000

Tender Option Bond Trust Receipts/Certificates Series 2020-XM0881, Rev., VRDO, AGM, LIQ: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	2,800	2,800

		14,800

Louisiana — 0.7%

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF1202, Rev., VRDO, LOC: TD Bank NA, 0.06%, 3/5/2021 (b) (c)	5,740	5,740

Series 2019-XM0738, Rev., VRDO, LOC: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	3,245	3,245

		8,985

Maine — 0.7%

City of Auburn, Edward Little High School Project GO, BAN, 8.00%, 5/17/2021	8,000	8,132

Maryland — 2.1%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.10%, 3/5/2021 (b) (c)	6,665	6,665

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	10,115	10,115

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.08%, 3/5/2021 (b) (c)	4,000	4,000

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	5,000	5,000

		25,780

Massachusetts — 1.2%

City of Beverly GO, BAN, 2.00%, 3/26/2021	700	701

City of Somerville Series A, GO, BAN, 2.00%, 6/4/2021	550	553

City of Westfield GO, BAN, 1.75%, 6/11/2021	3,479	3,493

Tender Option Bond Trust Receipts/Certificates

Series 2020-XM0915, GO, VRDO, LIQ: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b) (c)	6,750	6,750

Series 2020-ZF0968, Rev., VRDO, FHA, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	3,335	3,335

		14,832

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — 1.9%

Central Michigan University Series 2008A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	4,430	4,430

L’Anse Creuse Public Schools GO, VRDO, Q-SBLF, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	18,040	18,040

		22,470

Mississippi — 1.0%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series 2009E, Rev., VRDO, 0.01%, 3/1/2021 (b)	11,725	11,725

Missouri — 1.7%

Industrial Development Authority of the City of St. Louis Missouri (The), Mid-America Transplant Services Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/1/2021 (b)	4,345	4,345

Missouri Highway and Transportation Commission, Senior Lien Series 2010C, Rev., 5.00%, 2/1/2022	2,000	2,088

RBC Municipal Products, Inc. Trust, Floater Certificates Series C17, Rev., VRDO, LOC: Royal Bank of Canada, 0.08%, 3/5/2021 (b) (c)	4,000	4,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 0.08%, 3/5/2021 (b) (c)	5,000	5,000

Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 0.09%, 3/5/2021 (b) (c)	4,950	4,950

		20,383

Nebraska — 0.2%

County of Washington Series 2010B, Rev., VRDO, 0.06%, 3/5/2021 (b)	2,800	2,800

Nevada — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2020-XM0866, Rev., VRDO, LOC: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	1,000	1,000

New Jersey — 8.1%

Borough of Beachwood, General Improvement Water Utility Series 2020A, GO, BAN, 2.00%, 3/4/2021	5,000	5,001

Borough of Roselle GO, BAN, 1.50%, 7/23/2021	8,034	8,074

City of Wildwood, Water and Sewer Utility GO, BAN, 2.00%, 10/15/2021	5,000	5,055

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

County of Cumberland GO, BAN, 2.00%, 10/7/2021	2,380	2,405

County of Mercer, Capital Improvement, Open Space Farmland Preservation Series 2020A, GO, BAN, 2.00%, 6/10/2021	965	970

Hudson County Improvement Authority, County Guaranteed Pooled Notes

Series 2020B-1, Rev., GTD, 2.50%, 5/11/2021	7,000	7,032

Series 2020C-1A, Rev., GTD, 1.50%, 9/2/2021	9,488	9,551

Township of Florence Series 2021A, GO, BAN, 1.50%, 1/13/2022	4,803	4,856

Township of Lacey Series 2020A, GO, BAN, 2.00%, 5/20/2021	8,051	8,072

Township of Lumberton Series 2020A, GO, BAN, 1.75%, 5/3/2021	5,237	5,249

Township of Readington GO, BAN, 1.50%, 4/29/2021	12,984	13,010

Township of Robbinsville Series 2020A, GO, BAN, 1.25%, 7/20/2021	2,375	2,382

Township of South Brunswick Series 2020A, GO, BAN, 2.00%, 9/28/2021	15,468	15,628

Township of Woodbridge, General Sewer Utility GO, BAN, 2.00%, 10/15/2021	10,145	10,259

		97,544

New York — 15.9%

Albany City School District Series 2020B, GO, BAN, 1.25%, 7/30/2021	4,272	4,288

City of New York, Fiscal Year 2012 Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.03%, 3/1/2021 (b)	3,910	3,910

City of New York, Fiscal Year 2017 Subseries 2017A-7, GO, VRDO, LOC: Bank of the West, 0.04%, 3/1/2021 (b)	6,200	6,200

County of Broome Series 2020A, GO, BAN, 2.00%, 4/30/2021	3,255	3,264

Evans-Brant Central School District Series 2020B, GO, BAN, 1.25%, 6/25/2021	4,000	4,009

Frontier Central School District GO, BAN, 1.25%, 7/22/2021	2,568	2,577

Geneva City School District GO, BAN, 1.25%, 6/25/2021	5,000	5,014

Gorham-Middlesex Central School District Series 2020A, GO, BAN, 1.25%, 6/24/2021	5,000	5,011

Metropolitan Transportation Authority Subseries E-3, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	784	784

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2008B-3C, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	11,490	11,490

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.04%, 3/5/2021 (b)	17,920	17,920

New York City Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 0.04%, 3/5/2021 (b)	13,795	13,795

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.03%, 3/1/2021 (b)	9,800	9,800

New York State Dormitory Authority Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 0.08%, 3/5/2021 (b)	12,465	12,465

Series 2016A, Rev., 5.00%, 3/15/2021	10,000	10,018

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series 2008D, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	2,755	2,755

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020B, Rev., RAN, 5.00%, 3/31/2021	2,755	2,766

North Colonie Central School District GO, BAN, 1.25%, 7/16/2021	3,500	3,512

Orchard Park Central School District GO, BAN, 1.50%, 5/5/2021	5,000	5,011

Tender Option Bond Trust Receipts/Certificates

Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 0.05%, 3/5/2021 (b) (c)	7,400	7,400

Series 2018-XF2704, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	4,000	4,000

Series 2018-XM0692, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	1,600	1,600

Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	4,370	4,370

Series 2016-ZF0464, Rev., VRDO, LOC: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	8,000	8,000

Series 2020-XF2903, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	11,600	11,600

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2020-XF2909, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	4,000	4,000

Series 2020-XF2917, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,475	2,475

Series 2020-XX1127, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	5,220	5,220

Town of Vestal GO, BAN, 2.00%, 5/7/2021	8,418	8,443

Union Springs Central School District GO, BAN, 1.75%, 4/30/2021	9,900	9,923

		191,620

North Carolina — 0.5%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	3,000	3,000

Series 2019-ZF2813, Rev., VRDO, LIQ: Barclays Bank plc, 0.08%, 3/5/2021 (b) (c)	3,415	3,415

		6,415

Ohio — 0.7%

Tender Option Bond Trust Receipts/Certificates Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	7,935	7,935

Oklahoma — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2020-XF2884, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	1,370	1,370

Pennsylvania — 1.5%

Pennsylvania Economic Development Financing Authority, Exempt Facilities, PPL Energy Supply, LLC Project Series 2009C, Rev., VRDO, LOC: MUFG Union Bank NA, 0.07%, 3/5/2021 (b)	5,000	5,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2018-G-43, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	5,000	5,000

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF2885, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	1,250	1,250

Series 2020-XM0876, Rev., VRDO, LIQ: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	1,875	1,875

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Series 2018-XF2654, Rev., VRDO, LIQ: Bank of America NA, 0.08%, 3/5/2021 (b) (c)	4,420	4,420

		17,545

Rhode Island — 1.7%

City of East Providence, Anticipation Notes Series 2021-1, GO, BAN, 2.00%, 6/17/2021	7,250	7,289

Tender Option Bond Trust Receipts/Certificates

Series 2019-ZF2826, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	3,570	3,570

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 0.09%, 3/5/2021 (b) (c)	6,035	6,035

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 0.09%, 3/5/2021 (b) (c)	4,050	4,050

		20,944

South Carolina — 1.4%

County Square Redevelopment Corp., Installment Purchase Rev., BAN, 2.00%, 3/24/2021 (d)	3,000	3,003

Greenville County School District Series 2020C, GO, SCSDE, 3.00%, 6/1/2021	825	831

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b)	4,870	4,870

Tender Option Bond Trust Receipts/Certificates Series 2019-G-109, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	5,000	5,000

Town of Lexington Rev., RAN, 2.25%, 10/27/2021	2,450	2,483

		16,187

Tennessee — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2015-XF1023, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	5,905	5,905

Texas — 7.2%

Collin County Housing Finance Corp., Multi-Family Housing Rev., VRDO, LOC: Northern Trust Co., 0.11%, 3/5/2021 (b)	12,305	12,305

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series 2001A-2, Rev., VRDO, 0.01%, 3/1/2021 (b)	2,500	2,500

Series 2002A, Rev., VRDO, 0.01%, 3/1/2021 (b)	11,300	11,300

Series A-3, Rev., VRDO, 0.01%, 3/1/2021 (b)	300	300

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

RBC Municipal Products, Inc. Trust, Floater Certificates Series E141, Rev., VRDO, LOC:

Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	3,000	3,000

Series 2019-G112, Rev., VRDO, LOC: Royal Bank of Canada, 0.23%, 3/5/2021 (b) (c)	9,000	9,000

State of Texas, Veterans Series 2015 A, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	5,780	5,780

State of Texas, Veterans Housing Assistance Program

GO, VRDO, LIQ: FHLB, 0.06%, 3/5/2021 (b)	10,000	10,000

Series 2008 B, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	18,945	18,945

State of Texas, Veterans Land Board Series 2013A, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	3,020	3,020

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	3,840	3,840

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	3,335	3,335

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	4,000	4,000

		87,325

Utah — 0.5%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	3,425	3,425

Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	3,000	3,000

		6,425

Vermont — 0.3%

Vermont Educational and Health Buildings Financing Agency, Southwestern Vermont Medical Center Series 2008A, Rev., VRDO, LOC: TD Bank NA, 0.02%, 3/1/2021 (b)	3,875	3,875

Virginia — 0.7%

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF0955, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	5,335	5,335

Series 2020-ZF0997, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	1,840	1,840

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Series 2020-ZF0998, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	1,660	1,660

		8,835

Wisconsin — 0.2%

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0148, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,250	2,250

Total Municipal Bonds (Cost $736,140)		736,235

	SHARES (000)
Variable Rate Demand Preferred Shares — 7.5%

New York — 1.8%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 2, LIQ: Royal Bank of Canada, 0.08%, 3/5/2021 # (c)	6,600	6,600

Series 3, LIQ: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 # (c)	15,000	15,000

		21,600

Other — 5.7%

Nuveen AMT-Free Municipal Credit Income Fund

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 # (c)	19,000	19,000

Series 5, LIQ: Societe Generale, 0.08%, 3/5/2021 # (c)	20,000	20,000

Nuveen AMT-Free Quality Municipal Income Fund

Series 5-1000, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 # (c)	5,000	5,000

Series 3, LIQ: TD Bank NA, 0.09%, 3/5/2021 # (c)	5,000	5,000

Series 4-4895, LIQ: Barclays Bank plc, 0.09%, 3/5/2021 # (c)	20,000	20,000

		69,000

Total Variable Rate Demand Preferred Shares (Cost $90,600)		90,600

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 27.8%

Commercial Paper — 27.8%

Alachua County Health Facilities Authority Series 08-A, 0.10%, 5/4/2021	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Board of Regents of the University of Texas System

Series A, 0.09%, 3/5/2021	1,000	1,000

Series A, 0.10%, 4/5/2021	5,000	5,000

0.12%, 4/22/2021	5,000	5,000

Series A, 0.09%, 5/10/2021	10,000	10,000

Series A, 0.10%, 5/20/2021	3,500	3,500

California Statewide Communities Development Authority

Series 9B-3, 0.24%, 3/10/2021	5,000	5,000

0.21%, 6/9/2021	15,000	15,003

Series D, 0.22%, 6/9/2021	3,000	3,001

Series B-5, 0.16%, 7/13/2021	5,000	5,001

Series B-6, 0.17%, 8/3/2021	1,000	1,000

Series D, 0.18%, 8/5/2021	6,000	6,001

Series 9B-1, 0.18%, 8/10/2021	5,000	5,001

Series 9B-4, 0.19%, 9/2/2021	5,000	5,000

Series 9B-1, 0.16%, 9/8/2021	10,000	10,001

City of Dallas Series D-1, 0.14%, 3/8/2021	6,400	6,400

City of Garland Series 2015, 0.10%, 3/26/2021	4,500	4,500

City of Houston

Series B-1, 0.09%, 3/2/2021	4,000	4,000

Series B-4, 0.18%, 3/2/2021	6,000	6,001

Series H-2, 0.08%, 3/4/2021	10,000	10,000

Series H-2, 0.09%, 3/4/2021	4,000	4,000

Series E-1, 0.08%, 3/9/2021	5,000	5,000

City of Jacksonville, Health Care Facilities, Tax Exempt Series 2016, 0.17%, 8/3/2021	11,000	11,000

County of Harris

Series A-1, 0.11%, 3/3/2021	4,226	4,226

Series D, 0.11%, 3/3/2021	5,536	5,536

0.11%, 3/4/2021	13,870	13,871

Series J-1, 0.11%, 3/23/2021	350	350

County of Hillsborough

Series A, 0.09%, 3/25/2021	2,200	2,200

Series A, 0.13%, 3/25/2021	10,000	10,000

County of Montgomery, Tax Exempt Series 10-A, 0.09%, 5/5/2021	8,000	8,000

County of York Series 2000, 0.09%, 3/1/2021	23,000	23,000

Health and Educational Facilities Authority of the State of Missouri Series 14-C, 0.20%, 4/7/2021	10,000	10,001

Indiana Finance Authority, Tax Exempt Series D-2, 0.13%, 7/6/2021	8,000	8,001

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Los Angeles County Metropolitan Transportation Authority Series R, 0.10%, 3/4/2021	5,682	5,682

Louisville And Jefferson County Metropolitan Sewer

Series A-1, 0.10%, 5/7/2021	15,000	15,001

Series A-1, 0.10%, 5/11/2021	8,000	8,000

Lower Colorado River Authority Series B, 0.13%, 6/4/2021	1,735	1,735

Maryland Health & Higher Educational Facilities Authority Series B, 0.09%, 5/21/2021	9,000	9,000

Municipal Improvement Corp. of Los Angeles Series A-1, 0.09%, 3/5/2021	13,750	13,750

Regents of the University of Michigan Series B, 0.09%, 5/21/2021	600	600

Salt River Project Agricultural Improvement and Power District Series C, 0.11%, 3/8/2021	10,000	10,000

San Francisco City and County Public Utilities Commission Series A-1, 0.12%, 4/7/2021	6,000	6,000

Southwestern Illinois Development Authority Series 17-B, 0.14%, 3/4/2021	5,000	5,000

Stafford County and Staunton Industrial Development Series 8-A1, 0.08%, 3/5/2021	9,000	9,000

State of California Series A-8, 0.12%, 4/1/2021	6,200	6,200

State of California Department of Water Resources

Series 1, 0.10%, 3/2/2021	6,478	6,478

Series 1, 0.10%, 3/3/2021	10,631	10,631

University of California

Series A, 0.10%, 3/10/2021	2,000	2,000

Series A, 0.12%, 4/6/2021	500	500

University of Houston Series A, 0.18%, 3/3/2021	488	488

University of Minnesota Series 07-C, 0.16%, 3/3/2021	4,500	4,500

Total Commercial Paper (Cost $335,146)		335,159

Total Short-Term Investments (Cost $335,146)		335,159

Total Investments — 96.4% (Cost $1,161,886)		1,161,994
Other Assets Less Liabilities — 3.6%		43,257

NET ASSETS — 100.0%		1,205,251

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CONS	Consolidated Bonds
COP	Certificate of Participation
CR	Custodial Receipts
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note

Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 2.9%

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 0.02%, dated 2/26/2021, due 3/1/21, repurchase price $52,084. (b)	52,084	52,084

Societe Generale SA, 0.30%, dated 2/26/2021, due 3/3/2021, repurchase price $10,000, collateralized by Asset-Backed Securities, 0.29% - 5.02%, due 7/15/2030 - 10/25/2036, Collateralized Mortgage Obligations, 0.29% - 3.24%, due 12/15/2036 - 12/25/2036, Corporate Notes and Bonds, 4.25% - 8.20%, due 2/1/2025 - 1/1/2999, FNMA Connecticut Avenue Securities, 0.78% - 3.78%, due 9/25/2029 - 3/25/2050 and Sovereign Government Securities, 4.00% - 11.88%, due 7/26/2022 - 3/11/2061, with a value of $10,801.	10,000	10,000

Total Repurchase Agreements (Cost $62,084)		62,084

Municipal Bonds — 1.9%

Alaska — 0.5%

Alaska Housing Finance Corp., State Capital Project Series 2019A, Rev., VRDO, 0.10%, 3/5/2021 (c)	10,000	10,000

Colorado — 0.5%

Colorado Housing and Finance Authority, Single Family Mortgage Series 2021C2, Class I, Rev., VRDO, GNMA COLL, LIQ: FHLB, 0.09%, 3/5/2021 (c)	10,000	10,000

Michigan — 0.4%

Michigan Finance Authority, Federally Taxable Series 2019D, Rev., VRDO, LOC: PNC Bank NA, 0.09%, 3/5/2021 (c)	9,700	9,700

New York — 0.5%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020B, Rev., RAN, 5.00%, 3/31/2021	5,000	5,020

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2018E, Rev., VRDO, LOC: Bank of America NA, 0.09%, 3/5/2021 (c)	7,790	7,790

		12,810

Total Municipal Bonds (Cost $42,508)		42,510

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 95.2%

Commercial Paper — 53.4%

Alpine Securitization Ltd. 0.27%, 7/6/2021 (d) (e)	50,000	49,969

Australia & New Zealand Banking Group Ltd. (Australia) 0.25%, 6/23/2021 (d) (e)	50,000	49,974

Banco Del Estado De Chile (Chile) 0.28%, 4/19/2021 (d) (e)	14,000	13,997

Barclays Bank plc (United Kingdom) 0.09%, 3/1/2021 (d) (e)	97,000	96,999

Barton Capital LLC 0.25%, 7/9/2021 (d) (e)	50,000	49,973

Barton Capital SA 0.10%, 3/1/2021 (d) (e)	40,000	40,000

BPCE SA (France) 0.46%, 3/19/2021 (d) (e)	25,000	24,999

China Construction Bank Corp. (China) 0.09%, 3/1/2021 (d) (e)	100,000	99,999

Cooperatieve Rabobank UA (Netherlands) 0.07%, 3/1/2021 (e)	85,000	84,999

DBS Bank Ltd. (Singapore) 0.23%, 6/8/2021 (d) (e)	30,000	29,987

DNB Bank ASA (Norway)

(ICE LIBOR USD 1 Month + 0.18%), 0.30%, 3/21/2021 (d) (f)	25,000	25,023

(ICE LIBOR USD 3 Month + 0.07%), 0.29%, 4/22/2021 (d) (f)	20,000	20,007

0.35%, 5/5/2021 (d)	15,000	15,005

Federation des Caisses Desjardins du Quebec (Canada) 0.08%, 3/1/2021 (d) (e)	53,000	53,000

Industrial & Commercial Bank of China Ltd. (China) 0.07%, 3/1/2021 (d) (e)	95,000	94,999

KEB Hana Bank (South Korea) 0.25%, 6/1/2021 (d) (e)	10,000	9,997

Kookmin Bank (South Korea) 0.26%, 3/29/2021 (d) (e)	6,000	5,999

Landesbank Baden-Wurttemberg (Germany) 0.10%, 3/3/2021 (e)	67,000	66,999

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.22%), 0.34%, 3/24/2021 (d) (f)	80,000	80,049

Standard Chartered Bank (United Kingdom) 0.24%, 7/6/2021 (d) (e)	25,000	24,986

State of Netherlands (Netherlands) 0.09%, 3/1/2021 (d) (e)	75,000	74,999

Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.22%, 7/6/2021 (d) (e)	10,000	9,994

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.15%), 0.35%, 5/6/2021 (d) (f)	75,000	75,024

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.36%), 0.44%, 3/1/2021 (d) (f)	50,000	50,040

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.23%), 0.44%, 5/1/2021 (d) (f)	10,000	10,004

Total Commercial Paper (Cost $1,156,801)		1,157,021

Certificates of Deposit — 28.6%

Banco Del Estado De Chile (Chile) 0.28%, 4/19/2021	10,925	10,927

Bank of Montreal (Canada) 0.24%, 7/20/2021	85,000	85,028

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.08%), 0.26%, 5/19/2021 (f)	35,000	35,008

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.11%), 0.34%, 3/10/2021 (f)	12,000	12,004

0.42%, 7/7/2021	35,000	35,038

Cooperatieve Rabobank UA (Netherlands) (ICE LIBOR USD 3 Month + 0.15%), 0.34%, 5/6/2021 (f)	15,000	15,005

Credit Suisse AG (Switzerland) 0.25%, 7/16/2021	40,000	40,012

Mitsubishi UFJ Trust & Banking Corp. (Japan) 0.24%, 7/8/2021	25,000	25,006

Mizuho Bank Ltd. (Japan) 0.24%, 4/20/2021	40,000	40,007

Natixis SA (France) (US Federal Funds Effective Rate (continuous series) + 0.21%), 0.28%, 3/1/2021 (f)	12,000	12,002

0.43%, 3/23/2021	16,500	16,504

Nordea Bank Abp (Finland) (ICE LIBOR USD 3 Month + 0.10%), 0.33%, 3/8/2021 (f)	75,000	75,028

Oversea-Chinese Banking Corp. Ltd. (Singapore) 0.25%, 6/28/2021	75,000	75,025

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.30%), 0.49%, 5/4/2021 (f)	10,000	10,006

Skandinaviska Enskilda Banken AB (Sweden) (ICE LIBOR USD 3 Month + 0.04%), 0.24%, 5/12/2021 (f)	23,000	23,006

Sumitomo Mitsui Banking Corp. (Japan) 0.25%, 4/20/2021	80,000	80,016

Toronto-Dominion Bank (The) (Canada) (ICE LIBOR USD 3 Month + 0.09%), 0.27%, 5/19/2021 (f)	30,000	30,008

Total Certificates of Deposit (Cost $619,426)		619,630

Time Deposits — 13.2%

Credit Agricole Corporate and Investment Bank 0.07%, 3/1/2021	100,000	100,000

First Abu Dhabi Bank PJSC 0.07%, 3/1/2021	100,000	100,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — continued

ING Bank NV (Netherlands) 0.06%, 3/1/2021	27,000	27,000

Mizuho Bank Ltd. 0.07%, 3/1/2021	60,000	60,000

Total Time Deposits (Cost $287,000)		287,000

Total Short-Term Investments (Cost $2,063,227)		2,063,651

Total Investments — 100.0% (Cost $2,167,819)		2,168,245
Other Assets Less Liabilities — 0.0% (g)		342

NET ASSETS — 100.0%		2,168,587

Percentages indicated are based on net assets.

Abbreviations

COLL	Collateral
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
PJSC	Public Joint Stock Company
RAN	Revenue Anticipation Note
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Agency Joint Trading Account II — At February 28, 2021, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Securities Lending Money Market Fund	$52,084	$52,084	$53,129

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Securities Lending Money Market Fund
Bofa Securities, Inc.	0.02%	$38,340
Citibank NA	0.02%	6,510
Citigroup Global Markets Holdings, Inc.	0.02%	7,234

Total		$52,084

At February 28, 2021, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	1.50% - 5.00%	2/1/2026 - 1/1/2050
FNMA	2.01% - 6.10%	11/1/2022 - 1/1/2049
GNMA	2.00% - 5.00%	12/20/2035 - 2/20/2051
U.S. Treasury Securities	0.63% - 2.25%	11/15/2027 - 2/15/2050

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(e)	The rate shown is the effective yield as of February 28, 2021.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(g)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 12.2%

Barclays Capital, Inc., 0.28%, dated 2/26/2021, due 4/2/2021, repurchase price $30,008, collateralized by Collateralized Mortgage Obligations, 1.18% - 3.42%, due 12/15/2037 - 8/17/2057, with a value of $32,400.	30,000	30,000

Barclays Capital, Inc., 0.29%, dated 2/26/2021, due 4/2/2021, repurchase price $25,007, collateralized by Collateralized Mortgage Obligations, 2.95% - 3.41%, due 10/17/2050 - 8/17/2057, with a value of $27,000.	25,000	25,000

BMO Capital Markets Corp., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $50,001, collateralized by Corporate Notes and Bonds, 2.79% - 8.25%, due 9/6/2024 - 1/1/2999 and U.S. Treasury Securities, 0.00%, due 5/6/2021, with a value of $52,289.	50,000	50,000

BMO Capital Markets Corp., 0.17%, dated 2/26/2021, due 3/1/2021, repurchase price $50,001, collateralized by Asset-Backed Securities, 3.09% - 5.25%, due 12/15/2025 - 10/1/2030 and Corporate Notes and Bonds, 1.00% - 8.25%, due 10/17/2023 - 1/1/2999, with a value of $52,543.	50,000	50,000

BMO Capital Markets Corp., 0.21%, dated 2/26/2021, due 3/5/2021, repurchase price $50,002, collateralized by Asset-Backed Securities, 0.00% - 3.75%, due 9/14/2026 - 1/25/2047, Corporate Notes and Bonds, 0.25% - 11.50%, due 1/6/2023 - 12/15/2067, GNMA, 3.27%, due 11/15/2059 and Sovereign Government Securities, 1.75%, due 7/18/2022, with a value of $53,044.	50,000	50,000

BMO Capital Markets Corp., 0.22%, dated 2/26/2021, due 3/5/2021, repurchase price $25,001, collateralized by Asset-Backed Securities, 0.00% - 3.63%, due 1/19/2024 - 1/25/2047, Collateralized Mortgage Obligations, 3.50%, due 5/25/2058, Corporate Notes and Bonds, 0.55% - 11.50%, due 9/7/2021 -1/1/2999, FHLMC, 2.50% - 3.00%, due 3/15/2041 - 11/25/2050, FNMA, 3.50%, due 3/25/2045, GNMA, 5.50%, due 4/20/2036 and Sovereign Government Securities, 2.50%, due 1/24/2023, with a value of $26,511.	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 0.24%, dated 2/26/2021, due 3/2/2021, repurchase price $80,002, collateralized by Asset-Backed Securities, 0.47% - 1.87%, due 12/25/2035 -1/28/2070, with a value of $88,004.	80,000	80,000

BNP Paribas SA, 0.39%, dated 2/26/2021, due 4/2/2021, repurchase price $100,038, collateralized by Asset-Backed Securities, 0.42% - 8.14%, due 3/25/2023 - 1/28/2070 and Corporate Notes and Bonds, 10.75%, due 3/13/2025, with a value of $110,168.	100,000	100,000

Bofa Securities, Inc., 0.40%, dated 2/26/2021, due 3/1/2021, repurchase price $50,002, collateralized by Asset-Backed Securities, 0.00% - 4.75%, due 12/15/2026 - 5/28/2069, with a value of $53,000.	50,000	50,000

Bofa Securities, Inc., 0.47%, dated 2/26/2021, due 4/15/2021, repurchase price $100,063, collateralized by Corporate Notes and Bonds, 0.00% - 8.25%, due 9/26/2024 - 1/15/2030, with a value of $108,000.	100,000	100,000

Credit Suisse Securities USA LLC, 0.47%, dated 2/26/2021, due 4/2/2021, repurchase price $50,023, collateralized by Asset-Backed Securities, 0.00% - 5.98%, due 10/21/2030 - 1/25/2060 and Collateralized Mortgage Obligations, 0.00% - 4.72%, due 7/15/2022 - 1/25/2065, with a value of $54,333.	50,000	50,000

ING Financial Markets LLC, 0.20%, dated 2/26/2021, due 3/1/2021, repurchase price $25,000, collateralized by Corporate Notes and Bonds, 4.30% - 8.63%, due 2/1/2026 - 2/1/2061 and Sovereign Government Securities, 6.49%, due 1/23/2027, with a value of $27,000.	25,000	25,000

ING Financial Markets LLC, 0.20%, dated 2/26/2021, due 3/1/2021, repurchase price $37,001, collateralized by Corporate Notes and Bonds, 3.25% - 7.38%, due 1/20/2026 - 10/1/2040 and Sovereign Government Securities, 6.49%, due 1/23/2027, with a value of $39,961.	37,000	37,000

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 0.18%, dated 2/26/2021, due 3/1/2021, repurchase price $64,001, collateralized by Asset-Backed Securities, 3.45% - 3.60%, due 3/22/2029 - 6/1/2029, Collateralized Mortgage Obligations, 2.90%, due 10/17/2050, Corporate Notes and Bonds, 0.40% - 7.50%, due 3/9/2021 -8/16/2077 and Sovereign Government Securities, 3.40% - 6.75%, due 2/7/2022 - 4/15/2070, with a value of $67,217.	64,000	64,000

Societe Generale SA, 0.27%, dated 2/26/2021, due 3/1/2021, repurchase price $160,004, collateralized by Asset-Backed Securities, 0.41% - 6.94%, due 1/2/2024 - 11/25/2046, Collateralized Mortgage Obligations, 0.29% - 4.83%, due 5/25/2035 - 4/15/2050, Corporate Notes and Bonds, 3.38% - 11.13%, due 11/10/2021 - 9/21/2050, FNMA Connecticut Avenue Securities, 0.78% - 3.13%, due 7/25/2024 - 10/25/2049 and Sovereign Government Securities, 2.63% -10.13%, due 6/27/2022 - 1/1/2999, with a value of $172,659.	160,000	160,000

Societe Generale SA, 0.30%, dated 2/26/2021, due 3/3/2021, repurchase price $75,003, collateralized by Asset-Backed Securities, 0.27% - 5.02%, due 7/15/2030 - 4/25/2037, Collateralized Mortgage Obligations, 0.29% - 3.24%, due 12/25/2035 - 12/25/2036, Corporate Notes and Bonds, 2.25% - 10.75%, due 7/15/2022 - 3/26/2079, FNMA Connecticut Avenue Securities, 2.07% -3.23%, due 7/25/2024 - 3/25/2050 and Sovereign Government Securities, 4.00% - 8.75%, due 7/26/2022 - 3/11/2061, with a value of $80,828.	75,000	75,000

Societe Generale SA, 0.32%, dated 2/26/2021, due 4/1/2021, repurchase price $90,027, collateralized by Asset-Backed Securities, 0.29% - 6.64%, due 1/2/2024 - 10/25/2037, Collateralized Mortgage Obligations, 0.29% - 6.27%, due 10/25/2035 - 6/25/2047, Corporate Notes and Bonds, 1.15% - 11.50%, due 3/9/2021 - 1/1/2999, FNMA Connecticut Avenue Securities, 2.07% - 3.23%, due 10/25/2029 - 3/25/2050 and Sovereign Government Securities, 2.63% - 10.13%, due 1/5/2023 - 1/1/2999, with a value of $96,719.	90,000	90,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 0.41%, dated 2/26/2021, due 4/30/2021, repurchase price $25,018, collateralized by Asset-Backed Securities, 0.36% - 0.45%, due 9/25/2036 - 4/25/2037, Corporate Notes and Bonds, 3.25% - 8.50%, due 10/1/2025 - 1/1/2999, FNMA Connecticut Avenue Securities, 2.07% - 3.28%, due 7/25/2024 - 9/26/2050 and Sovereign Government Securities, 4.00% - 8.75%, due 6/27/2022 - 3/11/2061, with a value of $27,028.	25,000	25,000

TD Securities (USA) LLC, 0.17%, dated 2/26/2021, due 3/2/2021, repurchase price $300,006, collateralized by Corporate Notes and Bonds, 0.41% -6.50%, due 2/13/2022 - 9/15/2059 and U.S. Treasury Securities, 0.00%, due 5/15/2034 - 11/15/2043, with a value of $313,649.	300,000	300,000

Wells Fargo Securities LLC, 0.22%, dated 2/26/2021, due 3/4/2021, repurchase price $46,002, collateralized by Sovereign Government Securities, 1.63% - 2.95%, due 2/15/2023 - 5/5/2045, with a value of $48,302.	46,000	46,000

Wells Fargo Securities LLC, 0.44%, dated 2/26/2021, due 3/18/2021, repurchase price $50,012, collateralized by Sovereign Government Securities, 1.63% - 7.69%, due 2/15/2023 - 1/23/2050, with a value of $52,573.	50,000	50,000

Total Repurchase Agreements (Cost $1,482,000)		1,482,000

Corporate Notes — 2.0%

Banks — 2.0%

Bank of America NA 0.23%, 7/6/2021	35,000	35,000

Barclays Bank plc (United Kingdom)

(OBFR + 0.10%), 0.17%, 3/5/2021 (b) (c)	100,000	100,000

(OBFR + 0.10%), 0.17%, 3/5/2021 (b) (c)	40,000	40,000

(OBFR + 0.22%), 0.29%, 3/5/2021 (b) (c)	65,000	65,000

Total Corporate Notes (Cost $240,000)		240,000

Municipal Bonds — 0.2%

New York — 0.2%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020B, Rev., RAN, 5.00%, 3/31/2021 (Cost $20,073)	20,000	20,073

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 85.5%

Certificates of Deposit — 36.8%

Banco Del Estado De Chile (Chile) 0.28%, 4/19/2021	75,000	75,000

Bank of Montreal (Canada)

(ICE LIBOR USD 3 Month + 0.05%), 0.29%, 4/7/2021 (b)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.01%), 0.22%, 5/4/2021 (b)	20,000	20,000

(ICE LIBOR USD 3 Month + 0.02%), 0.22%, 5/11/2021 (b)	125,000	125,000

0.25%, 5/18/2021	50,000	50,000

0.24%, 7/20/2021	25,000	25,000

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 0.29%, 3/24/2021 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.08%), 0.30%, 4/23/2021 (b)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.10%), 0.29%, 5/14/2021 (b)	50,000	50,000

BNP Paribas SA (France)

0.40%, 3/3/2021	50,000	50,000

(ICE LIBOR USD 3 Month + 0.03%), 0.27%, 4/7/2021 (b)	18,000	18,000

0.24%, 4/26/2021	35,000	35,000

0.25%, 6/14/2021	15,000	15,000

0.25%, 7/6/2021	25,000	25,000

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.11%), 0.34%, 3/10/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.05%), 0.27%, 3/31/2021 (b)	64,000	64,000

(ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/10/2021 (b)	100,000	100,000

0.42%, 7/7/2021	50,000	50,000

China Construction Bank Corp. (China) 0.19%, 3/16/2021	25,000	25,000

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 3 Month + 0.09%), 0.32%, 3/2/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.04%), 0.24%, 3/31/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.10%), 0.32%, 4/12/2021 (b)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.08%), 0.29%, 4/30/2021 (b)	29,000	29,000

(ICE LIBOR USD 3 Month + 0.15%), 0.34%, 5/6/2021 (b)	8,000	8,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.32%), 0.51%, 5/6/2021 (b)	13,000	13,000

(ICE LIBOR USD 3 Month + 0.04%), 0.23%, 5/17/2021 (b)	70,000	70,000

0.25%, 7/30/2021 (d)	50,000	49,948

Credit Agricole Corporate and Investment Bank (France) 0.39%, 3/16/2021	17,000	17,000

Credit Industriel et Commercial (France)

(ICE LIBOR USD 3 Month + 0.05%), 0.29%, 4/6/2021 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/26/2021 (b)	26,000	26,000

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/28/2021 (b)	23,000	23,000

0.25%, 7/6/2021	50,000	50,000

0.27%, 7/23/2021	50,000	50,000

0.24%, 10/12/2021 (d)	70,000	69,895

Credit Suisse AG (Switzerland)

0.38%, 4/12/2021	50,000	50,000

0.29%, 5/17/2021	50,000	50,000

0.27%, 7/15/2021	40,000	40,000

0.35%, 12/2/2021	30,000	30,000

0.24%, 2/22/2022	75,000	75,000

DNB Bank ASA (Norway) (ICE LIBOR USD 3 Month + 0.15%), 0.34%, 5/6/2021 (b)	16,000	16,000

ING Bank NV 0.25%, 10/8/2021	30,000	30,000

KBC Bank NV (Belgium) 0.21%, 4/8/2021 (d)	25,000	24,994

Landesbank Hessen-Thueringen Girozentrale (Germany) 0.10%, 3/2/2021	150,000	150,000

Mitsubishi UFJ Trust & Banking Corp. (Japan)

0.28%, 6/18/2021	70,000	70,000

0.24%, 7/8/2021	10,000	10,000

0.19%, 8/4/2021	50,000	50,000

0.20%, 8/4/2021	10,000	10,000

Mizuho Bank Ltd. (Japan)

0.28%, 5/17/2021	60,000	60,000

0.23%, 7/8/2021	60,000	60,000

0.20%, 7/19/2021	20,000	20,000

0.20%, 8/6/2021	40,000	40,000

0.20%, 8/10/2021	35,000	35,000

MUFG Bank Ltd. (Japan)

0.25%, 4/21/2021	25,000	25,000

0.23%, 7/7/2021	15,000	15,000

0.23%, 7/8/2021	90,000	90,000

0.20%, 7/22/2021	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

0.19%, 8/9/2021	50,000	50,000

0.19%, 8/11/2021	50,000	50,000

National Australia Bank Ltd. (Australia)

0.37%, 3/8/2021 (d)	200,000	199,986

0.38%, 3/23/2021 (d)	15,000	14,996

0.19%, 4/8/2021 (d)	15,000	14,997

0.40%, 4/30/2021 (d)	29,000	28,981

Natixis SA (France)

(ICE LIBOR USD 1 Month + 0.17%), 0.28%, 3/19/2021 (b)	50,000	50,000

0.39%, 4/8/2021	5,000	5,000

0.29%, 5/3/2021	30,000	30,000

(ICE LIBOR USD 3 Month + 0.03%), 0.23%, 5/12/2021 (b)	25,000	25,000

0.26%, 6/3/2021	30,000	30,000

0.30%, 8/13/2021	75,000	75,000

0.30%, 9/2/2021	50,000	50,000

0.23%, 10/7/2021	30,000	30,000

Nordea Bank Abp (Finland)

(ICE LIBOR USD 3 Month + 0.10%), 0.33%, 3/1/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.10%), 0.33%, 3/8/2021 (b)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.12%), 0.35%, 3/17/2021 (b)	40,000	40,000

(ICE LIBOR USD 3 Month + 0.10%), 0.32%, 4/13/2021 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/30/2021 (b)	29,000	29,000

(ICE LIBOR USD 3 Month + 0.10%), 0.29%, 5/14/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.10%), 0.28%, 5/21/2021 (b)	21,000	21,000

Norinchukin Bank (The) (Japan) 0.23%, 4/9/2021	17,000	17,000

Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.14%), 0.25%, 3/24/2021 (b)	25,000	25,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.12%), 0.36%, 3/24/2021 (b)	17,000	17,000

(ICE LIBOR USD 3 Month + 0.11%), 0.33%, 4/11/2021 (b)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.07%), 0.28%, 4/29/2021 (b)	22,000	22,000

(ICE LIBOR USD 3 Month + 0.30%), 0.49%, 5/4/2021 (b)	15,000	15,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.21%), 0.41%, 5/5/2021 (b)	13,000	13,000

Skandinaviska Enskilda Banken AB (Sweden)

0.23%, 3/18/2021	25,000	25,000

0.22%, 5/10/2021	50,000	50,000

0.22%, 5/10/2021	13,000	13,000

0.25%, 5/11/2021	75,000	75,000

0.25%, 6/1/2021	25,000	25,000

0.24%, 6/16/2021	50,000	50,000

Societe Generale SA (France) 0.23%, 4/5/2021	26,000	26,000

Standard Chartered Bank (United Kingdom)

0.23%, 7/6/2021	15,000	15,000

0.21%, 7/19/2021	25,000	25,000

Sumitomo Mitsui Banking Corp. (Japan)

0.24%, 3/9/2021	35,000	35,000

(ICE LIBOR USD 3 Month + 0.04%), 0.28%, 4/7/2021 (b)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/5/2021 (b)	100,000	100,000

0.25%, 7/6/2021	30,000	30,000

0.26%, 7/6/2021	50,000	50,000

0.23%, 7/7/2021	12,000	12,000

Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.27%, 5/13/2021	25,000	25,000

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 3 Month + 0.11%), 0.33%, 3/16/2021 (b)	17,000	17,000

(ICE LIBOR USD 3 Month + 0.12%), 0.34%, 3/16/2021 (b)	9,000	9,000

(ICE LIBOR USD 3 Month + 0.12%), 0.36%, 3/18/2021 (b)	12,000	12,000

(ICE LIBOR USD 3 Month + 0.09%), 0.31%, 4/20/2021 (b)	35,000	35,000

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/26/2021 (b)	17,000	17,000

(ICE LIBOR USD 3 Month + 0.05%), 0.26%, 4/30/2021 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.13%), 0.32%, 5/7/2021 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.02%), 0.22%, 5/11/2021 (b)	50,000	50,000

Toronto-Dominion Bank (The) (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.35%), 0.42%, 3/1/2021 (b)	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.11%), 0.34%, 3/10/2021 (b)	5,000	5,000

(ICE LIBOR USD 1 Month + 0.18%), 0.29%, 3/21/2021 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.07%), 0.29%, 4/28/2021 (b)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.09%), 0.27%, 5/19/2021 (b)	26,000	26,000

0.41%, 7/6/2021	29,000	29,000

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/10/2021 (b)	100,000	100,000

Total Certificates of Deposit (Cost $4,462,797)		4,462,797

Commercial Paper — 25.1%

Alpine Securitization Ltd. (Switzerland) 0.31%, 5/5/2021 (c) (d)	25,000	24,986

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.00%), 0.22%, 4/28/2021 (b) (c)	50,000	50,000

Bedford Row Funding Corp.

(ICE LIBOR USD 3 Month + 0.10%), 0.34%, 3/3/2021 (b) (c)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.02%), 0.23%, 4/27/2021 (b) (c)	20,000	20,000

0.25%, 6/7/2021 (c) (d)	25,000	24,983

0.25%, 6/14/2021 (c) (d)	6,000	5,996

0.29%, 8/13/2021 (c) (d)	50,000	49,933

BNP Paribas SA (France) 0.23%, 4/9/2021 (d)	25,000	24,994

BNZ International Funding Ltd. (New Zealand) 0.22%, 3/15/2021 (c) (d)	25,000	24,998

BPCE SA (France)

0.46%, 3/19/2021 (c) (d)	10,000	9,998

0.27%, 7/15/2021 (c) (d)	26,000	25,973

Caisse d’Amortissement de la Dette Sociale (France) 0.40%, 3/25/2021 (c) (d)	75,000	74,980

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.05%), 0.24%, 5/9/2021 (b) (c)	80,000	80,000

DBS Bank Ltd. (Singapore) 0.22%, 4/23/2021 (c) (d)	45,000	44,985

DBS Group Holdings Ltd. (Singapore) 0.24%, 4/23/2021 (d)	200,000	199,929

Dexia Credit Local SA (France) 0.23%, 4/26/2021 (c) (d)	50,000	49,982

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

DNB Bank ASA (Norway)

(ICE LIBOR USD 3 Month + 0.03%), 0.28%, 4/14/2021 (b) (c)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.07%), 0.29%, 4/22/2021 (b) (c)	21,000	21,000

(ICE LIBOR USD 3 Month + 0.01%), 0.23%, 4/26/2021 (b) (c)	17,000	17,000

(ICE LIBOR USD 3 Month + 0.01%), 0.22%, 4/28/2021 (b) (c)	71,000	71,001

First Abu Dhabi Bank PJSC (United Arab Emirates)

0.23%, 7/13/2021 (c) (d)	25,000	24,979

0.23%, 7/20/2021 (c) (d)	75,000	74,932

0.22%, 7/26/2021 (c) (d)	100,000	99,910

0.21%, 8/5/2021 (c) (d)	90,000	89,918

HSBC Bank plc (United Kingdom)

0.24%, 4/7/2021 (c) (d)	52,000	51,987

0.20%, 5/14/2021 (d)	15,000	14,994

ING US Funding LLC (Netherlands) 0.22%, 10/12/2021 (c) (d)	30,000	29,959

LMA-Americas LLC

0.23%, 3/1/2021 (c) (d)	120,550	120,550

0.27%, 6/3/2021 (c) (d)	40,000	39,972

0.23%, 7/8/2021 (c) (d)	50,000	49,959

Macquarie Bank Ltd. (Australia)

0.23%, 3/10/2021 (c) (d)	25,000	24,999

0.25%, 5/11/2021 (c) (d)	75,000	74,963

Matchpoint Finance plc (Ireland) Series A, 0.23%, 7/12/2021 (c) (d)	50,000	49,957

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/4/2021 (b) (c)	14,000	14,000

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 5/10/2021 (b) (c)	100,000	100,000

Nieuw Amsterdam Receivables Corp. 0.15%, 4/19/2021 (c) (d)	25,000	24,995

NRW Bank (Germany)

0.07%, 3/1/2021 (c) (d)	200,000	200,000

0.07%, 3/2/2021 (c) (d)	180,000	180,000

Royal Bank of Canada (Canada) (SOFR + 0.25%), 0.28%, 3/1/2021 (b) (c)	50,000	50,000

Shinhan Bank (South Korea) Series A, 0.21%, 7/21/2021 (c) (d)	18,200	18,185

Societe Generale SA (France) 0.19%, 8/23/2021 (c) (d)	25,000	24,977

State of Netherlands (Netherlands) 0.09%, 3/1/2021 (c) (d)	50,000	50,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Svenska Handelsbanken AB (Sweden)

(ICE LIBOR USD 3 Month + 0.11%), 0.33%, 3/15/2021 (b) (c)	25,000	25,000

0.33%, 4/12/2021 (c)	25,000	25,000

0.30%, 4/27/2021 (c)	28,000	28,000

(ICE LIBOR USD 3 Month + 0.00%), 0.21%, 5/4/2021 (b) (c)	11,000	11,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.23%), 0.44%, 5/1/2021 (b) (c)	13,000	13,000

(ICE LIBOR USD 3 Month + 0.18%), 0.38%, 5/5/2021 (b) (c)	16,000	16,000

(ICE LIBOR USD 3 Month + 0.01%), 0.21%, 5/10/2021 (b) (c)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.02%), 0.22%, 5/10/2021 (b) (c)	50,000	50,000

Toyota Credit Canada, Inc. (Canada) 0.25%, 6/15/2021 (d)	50,000	49,963

Toyota Finance Australia Ltd. (Australia)

0.28%, 3/23/2021 (d)	120,000	119,979

0.17%, 5/7/2021 (d)	25,000	24,992

UBS AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.10%), 0.34%, 4/6/2021 (b) (c)	24,000	24,000

0.30%, 7/15/2021 (c) (d)	85,000	84,904

0.30%, 10/4/2021 (c) (d)	50,000	49,909

Westpac Banking Corp. (Australia)

0.37%, 3/4/2021 (c) (d)	35,000	34,999

(ICE LIBOR USD 3 Month + 0.00%), 0.20%, 4/28/2021 (b) (c)	14,000	14,000

Total Commercial Paper (Cost $3,050,720)		3,050,720

Time Deposits — 22.8%

Australia and New Zealand Banking Group Ltd. 0.09%, 3/3/2021	300,000	300,000

Bank of Nova Scotia (The) 0.07%, 3/1/2021	450,000	450,000

Canadian Imperial Bank of Commerce 0.07%, 3/1/2021	250,000	250,000

Credit Agricole Corporate and Investment Bank

0.07%, 3/1/2021	216,774	216,774

0.13%, 3/4/2021	50,000	50,000

Erste Group Bank AG 0.07%, 3/1/2021	400,000	400,000

First Abu Dhabi Bank PJSC 0.07%, 3/1/2021	120,000	120,000

ING Bank NV (Netherlands) 0.08%, 3/4/2021	355,000	355,000

Mizuho Bank Ltd. 0.07%, 3/1/2021	330,000	330,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — continued

National Bank of Canada 0.08%, 3/4/2021	300,000	300,000

Total Time Deposits (Cost $2,771,774)		2,771,774

U.S. Treasury Obligations — 0.8%

U.S. Treasury Bills 0.09%, 4/6/2021 (d) (Cost $99,991)	100,000	99,991

Total Short-Term Investments (Cost $10,385,282)		10,385,282

Total Investments — 99.9% (Cost $12,127,355)*		12,127,355
Other Assets Less Liabilities — 0.1%		16,534

NET ASSETS — 100.0%		12,143,889

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OBFR	Overnight Bank Funding Right
PJSC	Public Joint Stock Company
RAN	Revenue Anticipation Note
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	The rate shown is the effective yield as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements - 33.0%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.02% - 0.03%, dated 2/26/2021, due 3/1/2021, repurchase price $2,650,005. (b)	2,650,000	2,650,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $1,993,296. (c)	1,993,293	1,993,293

Agency Joint Trading Account III J.P. Morgan Investment Management Inc., as agent, 0.03%, dated 2/26/2021, due 3/1/2021, repurchase price $90,831. (d)	90,831	90,831

Bank of America NA, 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $750,001, collateralized by GNMA, 3.00%, due 9/20/2046, with a value of $765,000.	750,000	750,000

Bank of Montreal, 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $515,001, collateralized by FNMA, 1.50% - 4.50%, due 8/1/2032 - 2/1/2051, GNMA, 0.56% - 2.50%, due 1/20/2049 - 11/20/2069 and U.S. Treasury Securities, 0.00%, due 3/25/2021, with a value of $528,689.	515,000	515,000

Bank of Montreal, 0.12%, dated 2/26/2021, due 3/5/2021, repurchase price $400,009, collateralized by FHLB, 1.13% - 2.75%, due 3/12/2021 - 3/13/2026, FHLMC, 0.00%, due 7/15/2032 and FNMA, 0.00% - 4.00%, due 3/1/2030 - 3/1/2051, with a value of $408,143.	400,000	400,000

Bank of Nova Scotia (The), 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $1,500,003, collateralized by FHLMC, 2.00% - 7.00%, due 5/1/2021 - 2/1/2051, FNMA, 2.00% - 8.00%, due 6/1/2025 - 1/1/2051, GNMA, 1.63% - 5.00%, due 9/20/2039 - 2/20/2051 and U.S. Treasury Securities, 0.38%, due 4/30/2025, with a value of $1,530,000.	1,500,000	1,500,000

Bank of Nova Scotia (The), 0.04%, dated 2/26/2021, due 3/2/2021, repurchase price $1,000,004, collateralized by FHLMC, 1.89% - 4.50%, due 6/1/2030 - 10/1/2050, FNMA, 1.97% - 4.50%, due 7/1/2028 - 2/1/2051 and U.S. Treasury Securities, 0.13% - 3.13%, due 2/28/2021 - 11/15/2030, with a value of $1,020,000.	1,000,000	1,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Barclays Capital, Inc., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $2,000,002, collateralized by U.S. Treasury Securities, 0.00%, due 5/15/2021 - 2/15/2051, with a value of $2,040,000.	2,000,000	2,000,000

BMO Capital Markets Corp., 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $300,006, collateralized by FFCB, 1.20% - 3.07%, due 2/26/2029 - 11/28/2033, FHLB, 1.13% - 1.88%, due 7/7/2021 - 7/14/2021, FHLMC, 0.75% - 3.50%, due 7/21/2032 - 3/25/2051, FNMA, 1.25% - 3.50%, due 8/17/2021 - 1/25/2051, GNMA, 0.00% - 6.50%, due 7/20/2029 - 1/20/2071 and U.S. Treasury Securities, 0.00% - 3.13%, due 2/28/2021 - 8/15/2042, with a value of $306,911.	300,000	300,000

BMO Capital Markets Corp., 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $500,010, collateralized by FFCB, 0.19%, due 7/13/2022, FHLMC, 0.00% - 7.25%, due 5/15/2023 - 3/25/2051, FNMA, 0.50% - 6.50%, due 5/6/2021 - 3/25/2051 and GNMA, 0.50% - 8.50%, due 11/15/2021 - 11/20/2070, with a value of $512,806.	500,000	500,000

BMO Capital Markets Corp., 0.13%, dated 2/26/2021, due 3/5/2021, repurchase price $500,013, collateralized by FFCB, 3.00%, due 12/6/2023, FHLB, 0.00% - 1.13%, due 4/21/2021 - 2/26/2027, FHLMC, 0.00% - 7.25%, due 8/15/2029 - 3/25/2051, FNMA, 0.50% - 6.50%, due 1/7/2025 - 3/25/2051, GNMA, 0.50% - 8.50%, due 11/15/2021 - 12/20/2070 and U.S. Treasury Securities, 0.00% - 4.38%, due 2/28/2021 - 2/15/2051, with a value of $512,559.	500,000	500,000

BMO Capital Markets Corp., 0.13%, dated 2/26/2021, due 3/5/2021, repurchase price $600,015, collateralized by FHLB, 1.88%, due 7/7/2021, FHLMC, 0.50% - 6.00%, due 6/16/2023 - 8/15/2054, FNMA, 1.25% - 6.30%, due 5/6/2021 - 1/25/2051, GNMA, 0.51% - 14.88%, due 11/15/2021 - 1/20/2071 and U.S. Treasury Securities, 0.08% - 2.50%, due 1/15/2022 - 1/31/2023, with a value of $615,031.	600,000	600,000

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 0.12%, dated 2/26/2021, due 3/1/2021, repurchase price $1,000,010, collateralized by FFCB, 2.99% - 3.46%, due 7/18/2034 - 3/9/2038, FHLB, 3.93% - 5.37%, due 9/9/2024 - 5/25/2035, FHLMC, 0.38% - 7.50%, due 5/5/2023 - 10/1/2050, FNMA, 0.00% - 6.50%, due 6/22/2021 - 10/1/2050, GNMA, 0.77% - 6.50%, due 12/15/2034 - 1/20/2051 and U.S. Treasury Securities, 0.00% - 8.13%, due 4/30/2021 - 8/15/2050, with a value of $1,020,700.	1,000,000	1,000,000

BNP Paribas SA, 0.11%, dated 2/26/2021, due 3/4/2021, repurchase price $400,007, collateralized by FHLB, 5.50%, due 7/15/2036, FHLMC, 0.38% - 7.50%, due 5/5/2023 - 2/25/2051, FNMA, 2.50% - 4.50%, due 7/1/2036 - 2/1/2057, GNMA, 2.00% - 6.50%, due 4/15/2024 - 1/20/2051 and U.S. Treasury Securities, 0.00% - 3.38%, due 3/25/2021 - 2/15/2050, with a value of $408,142.	400,000	400,000

BNP Paribas SA, 0.06%, dated 2/26/2021, due 3/5/2021, repurchase price $1,000,012, collateralized by FFCB, 4.16%, due 10/25/2033, FHLMC, 0.00% - 7.00%, due 3/15/2029 - 1/1/2049, FNMA, 2.00% - 5.00%, due 2/1/2036 - 3/1/2051, GNMA, 1.63% - 5.50%, due 4/15/2038 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 4.50%, due 2/28/2021 - 11/15/2048, with a value of $1,020,304.	1,000,000	1,000,000

BNP Paribas SA, 0.06%, dated 2/26/2021, due 3/5/2021, repurchase price $1,500,018, collateralized by FHLB, 3.94%, due 8/8/2033, FHLMC, 0.00% - 6.00%, due 8/1/2029 - 2/25/2051, FNMA, 2.50% - 6.63%, due 1/11/2022 - 1/1/2051, GNMA, 0.78% - 8.00%, due 6/15/2028 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 8.13%, due 2/28/2021 - 5/15/2049, with a value of $1,530,466.	1,500,000	1,500,000

BNP Paribas SA, 0.09%, dated 2/26/2021, due 3/5/2021, repurchase price $500,009, collateralized by FFCB, 3.98%, due 4/5/2038, FHLMC, 2.00% - 6.25%, due 7/15/2032 - 2/25/2051, FNMA, 2.50% - 5.50%, due 6/1/2030 - 12/1/2050, GNMA, 0.77% - 6.50%, due 10/15/2031 - 8/20/2049 and U.S. Treasury Securities, 0.00% - 8.13%, due 4/15/2021 - 8/15/2050, with a value of $510,245.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 0.09%, dated 2/26/2021, due 3/5/2021, repurchase price $1,000,018, collateralized by FHLB, 3.54% - 3.75%, due 2/14/2034 - 5/28/2036, FHLMC, 1.96% - 4.50%, due 5/1/2032 - 2/25/2051, FNMA, 2.00% - 5.50%, due 6/22/2021 - 3/1/2051, GNMA, 2.00% - 5.00%, due 9/15/2027 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 6.13%, due 4/15/2021 - 8/15/2046, with a value of $1,020,190.	1,000,000	1,000,000

BNP Paribas SA, 0.09%, dated 2/26/2021, due 3/5/2021, repurchase price $1,400,025, collateralized by FFCB, 3.65%, due 4/22/2039, FHLB, 4.13%, due 5/25/2035, FHLMC, 0.00% - 6.50%, due 4/1/2022 - 2/1/2051, FNMA, 0.00% - 6.63%, due 1/11/2022 - 2/1/2057, GNMA, 0.74% - 6.50%, due 2/15/2033 - 10/20/2067 and U.S. Treasury Securities, 0.00% - 8.00%, due 2/28/2021 - 2/15/2050, with a value of $1,428,469.	1,400,000	1,400,000

BNP Paribas SA, 0.09%, dated 2/26/2021, due 3/5/2021, repurchase price $1,500,026, collateralized by FFCB, 3.46%, due 3/9/2038, FHLB, 3.93%, due 7/11/2033, FHLMC, 0.00% - 4.50%, due 5/5/2023 - 2/1/2051, FNMA, 0.49% - 6.00%, due 1/11/2022 - 2/1/2051, GNMA, 0.82% - 6.50%, due 7/15/2032 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 8.13%, due 3/25/2021 - 2/15/2050, with a value of $1,530,287.	1,500,000	1,500,000

BNP Paribas SA, 0.09%, dated 2/26/2021, due 3/5/2021, repurchase price $3,250,057, collateralized by FFCB, 3.65%, due 4/22/2039, FHLMC, 0.00% - 7.50%, due 7/1/2022 - 2/1/2051, FNMA, 0.88% - 7.00%, due 6/1/2023 - 11/1/2050, GNMA, 1.63% - 9.50%, due 3/15/2023 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 8.13%, due 3/2/2021 - 2/15/2050, with a value of $3,315,530.	3,250,000	3,250,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $500,010, collateralized by FHLB, 3.75% - 4.00%, due 10/24/2029 - 2/14/2034, FHLMC, 2.00% - 4.50%, due 8/1/2031 - 2/25/2051, FNMA, 2.50% - 6.03%, due 1/11/2022 - 2/1/2051, GNMA, 2.00% - 5.50%, due 8/15/2033 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 8.13%, due 3/18/2021 - 8/15/2050, with a value of $510,383.	500,000	500,000

BNP Paribas SA, 0.11%, dated 2/26/2021, due 3/5/2021, repurchase price $750,016, collateralized by FFCB, 3.88% - 3.98%, due 3/8/2038 - 4/5/2038, FHLB, 3.54% - 5.25%, due 12/9/2022 - 5/28/2036, FHLMC, 0.38% - 5.00%, due 4/20/2023 - 2/25/2051, FNMA, 2.33% - 4.50%, due 1/11/2022 - 8/1/2050, GNMA, 1.63% - 7.50%, due 9/15/2023 - 11/20/2050 and U.S. Treasury Securities, 0.00% - 8.13%, due 2/28/2021 - 8/15/2050, with a value of $765,248.	750,000	750,000

BNP Paribas SA, 0.12%, dated 2/26/2021, due 3/5/2021, repurchase price $1,000,023, collateralized by FHLB, 0.68% - 4.00%, due 2/24/2026 - 9/1/2028, FHLMC, 0.00% - 4.50%, due 5/5/2023 - 2/25/2051, FNMA, 2.00% - 9.00%, due 1/11/2022 - 3/1/2051, GNMA, 0.41% - 6.50%, due 5/15/2023 - 10/20/2050 and U.S. Treasury Securities, 0.00% - 8.13%, due 5/15/2021 - 11/15/2049, with a value of $1,020,682.	1,000,000	1,000,000

BNP Paribas SA, 0.11%, dated 2/26/2021, due 3/19/2021, repurchase price $500,032, collateralized by FFCB, 2.99%, due 7/18/2034, FHLMC, 0.00% - 7.00%, due 7/1/2022 - 9/1/2050, FNMA, 0.88% - 8.00%, due 6/1/2023 - 8/1/2050, GNMA, 0.78% - 6.50%, due 9/15/2024 - 10/20/2067 and U.S. Treasury Securities, 0.00% - 3.38%, due 3/15/2021 - 8/15/2050, with a value of $510,148.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 0.07%, dated 2/26/2021, due 5/10/2021, repurchase price $750,106, collateralized by FHLMC, 2.00% - 4.50%, due 9/1/2032 - 2/25/2051, FNMA, 2.50% - 3.50%, due 6/22/2021 - 3/1/2051, GNMA, 2.25% - 6.50%, due 10/15/2031 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 3.38%, due 3/25/2021 - 11/15/2049, with a value of $765,397.	750,000	750,000

BNP Paribas SA, 0.11%, dated 2/26/2021, due 5/19/2021, repurchase price $500,125, collateralized by FHLB, 3.54% - 4.00%, due 12/24/2030 - 5/28/2036, FHLMC, 2.00% - 4.00%, due 10/1/2043 - 2/25/2051, FNMA, 2.63% - 4.50%, due 1/11/2022 - 6/1/2050, GNMA, 0.41% - 5.50%, due 6/15/2029 - 5/20/2050 and U.S. Treasury Securities, 0.00% - 8.13%, due 3/25/2021 - 11/15/2048, with a value of $510,305.	500,000	500,000

BNP Paribas SA, 0.12%, dated 2/26/2021, due 6/1/2021, repurchase price $1,300,412, collateralized by FHLMC, 2.00% - 4.00%, due 12/1/2035 - 9/1/2050, FNMA, 2.50% - 5.00%, due 12/1/2035 - 3/1/2052, GNMA, 0.74% - 6.50%, due 5/15/2024 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 3.63%, due 3/25/2021 - 11/15/2049, with a value of $1,327,712.	1,300,000	1,300,000

Canadian Imperial Bank of Commerce, 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $350,000, collateralized by U.S. Treasury Securities, 0.00% - 3.63%, due 4/30/2022 - 2/15/2048, with a value of $357,000.	350,000	350,000

Canadian Imperial Bank of Commerce, 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $475,001, collateralized by FHLMC, 2.00% - 4.50%, due 6/1/2028 - 1/1/2051, FNMA, 0.00% - 5.50%, due 7/1/2021 - 2/1/2051 and GNMA, 2.25% - 4.70%, due 12/20/2047 - 1/20/2068, with a value of $484,501.	475,000	475,000

Credit Agricole Corporate and Investment Bank, 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $1,000,002, collateralized by U.S. Treasury Securities, 0.13% - 2.63%, due 10/31/2021 - 12/31/2025, with a value of $1,020,000.	1,000,000	1,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Daiwa Capital Markets America, Inc., 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $3,000,005, collateralized by FFCB, 0.09% - 1.20%, due 3/17/2021 - 2/26/2029, FHLMC, 0.38% - 5.50%, due 7/1/2024 - 2/1/2051, FNMA, 1.50% - 7.00%, due 3/1/2022 - 3/1/2052, GNMA, 2.00% - 5.00%, due 10/15/2033 - 2/20/2051 and U.S. Treasury Securities, 0.00% - 8.00%, due 3/9/2021 - 2/15/2051, with a value of $3,060,005.	3,000,000	3,000,000

Fixed Income Clearing Corp., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $3,000,003, collateralized by U.S. Treasury Securities, 0.13% - 4.50%, due 4/15/2022 - 8/15/2039, with a value of $3,060,000.	3,000,000	3,000,000

Fixed Income Clearing Corp., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $6,000,005, collateralized by U.S. Treasury Securities, 0.75% - 5.00%, due 5/15/2037 - 5/15/2050, with a value of $6,120,000.	6,000,000	6,000,000

Fixed Income Clearing Corp., 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $1,000,002, collateralized by U.S. Treasury Securities, 0.00% - 2.63%, due 5/31/2021 - 7/15/2021, with a value of $1,020,000.	1,000,000	1,000,000

Goldman Sachs & Co. LLC, 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $2,000,003, collateralized by FHLMC, 1.50% - 6.50%, due 6/1/2024 - 2/1/2051, FNMA, 2.00% - 6.00%, due 8/1/2025 - 8/1/2056 and GNMA, 1.72% - 6.50%, due 8/15/2023 - 1/15/2061, with a value of $2,040,000.	2,000,000	2,000,000

ING Financial Markets LLC, 0.12%, dated 2/26/2021, due 3/15/2021, repurchase price $300,017, collateralized by FHLMC, 2.00% - 4.50%, due 11/1/2029 - 1/1/2051, FNMA, 1.76% - 5.50%, due 5/1/2032 - 9/1/2057 and U.S. Treasury Securities, 0.00%, due 1/27/2022, with a value of $306,091.	300,000	300,000

ING Financial Markets LLC, 0.12%, dated 2/26/2021, due 3/15/2021, repurchase price $350,020, collateralized by FHLMC, 2.00% - 5.50%, due 11/1/2029 - 1/1/2051, FNMA, 1.50% - 5.00%, due 2/1/2035 - 9/1/2057 and U.S. Treasury Securities, 0.00%, due 1/27/2022, with a value of $357,106.	350,000	350,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

ING Financial Markets LLC, 0.08%, dated 2/26/2021, due 3/16/2021, repurchase price $300,012, collateralized by FHLMC, 2.00% - 4.50%, due 11/1/2040 - 1/1/2051, FNMA, 1.50% - 5.50%, due 4/1/2032 - 1/1/2057 and U.S. Treasury Securities, 0.00%, due 1/27/2022, with a value of $306,019.	300,000	300,000

ING Financial Markets LLC, 0.08%, dated 2/26/2021, due 3/24/2021, repurchase price $400,023, collateralized by FHLMC, 2.40% - 5.50%, due 5/1/2041 - 1/1/2051, FNMA, 1.50% - 5.00%, due 4/1/2032 - 7/1/2056 and U.S. Treasury Securities, 0.00%, due 1/27/2022, with a value of $408,032.	400,000	400,000

ING Financial Markets LLC, 0.08%, dated 2/26/2021, due 3/26/2021, repurchase price $200,012, collateralized by FHLMC, 2.00% - 5.50%, due 9/1/2029 - 1/1/2051, FNMA, 1.50% - 5.00%, due 10/1/2028 - 7/1/2056 and U.S. Treasury Securities, 0.00%, due 1/27/2022, with a value of $204,014.	200,000	200,000

Metropolitan Life Insurance Co., 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $1,000,002, collateralized by U.S. Treasury Securities, 0.00%, due 8/15/2027 - 11/15/2050, with a value of $1,020,002.	1,000,000	1,000,000

Mitsubishi UFJ Trust & Banking Corp., 0.03%, dated 2/26/2021, due 3/2/2021, repurchase price $1,300,004, collateralized by GNMA, 0.00% - 5.00%, due 8/15/2038 - 12/20/2050, with a value of $1,323,742.	1,300,000	1,300,000

Natixis SA, 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $1,500,029, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 3/31/2021 - 11/15/2050, with a value of $1,530,404.	1,500,000	1,500,000

Natixis SA, 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $2,000,039, collateralized by FFCB, 2.00% - 3.98%, due 12/19/2033 - 1/26/2043, FHLB, 3.74% - 4.15%, due 4/9/2031 - 6/1/2038, FHLMC, 0.00% - 5.50%, due 12/11/2025 - 6/1/2050, FNMA, 0.00% - 5.50%, due 7/15/2028 - 10/25/2058, GNMA, 0.41% - 5.50%, due 9/16/2031 - 12/20/2050, Tennessee Valley Authority, 4.25%, due 9/15/2065 and U.S. Treasury Securities, 0.00% - 7.63%, due 3/31/2021 - 11/15/2050, with a value of $2,044,016.	2,000,000	2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Nomura Securities International, Inc., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $300,000, collateralized by U.S. Treasury Securities, 0.00% - 2.38%, due 4/30/2021 - 2/15/2041, with a value of $306,000.	300,000	300,000

Nomura Securities International, Inc., 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $7,500,013, collateralized by FHLB, 1.88%, due 6/11/2021, FHLMC, 0.25% - 8.00%, due 6/8/2022 - 3/25/2051, FNMA, 1.43% - 6.50%, due 5/1/2021 - 1/1/2059, GNMA, 2.00% - 5.00%, due 4/20/2031 - 5/20/2069, Tennessee Valley Authority, 0.00%, due 9/15/2024 and U.S. Treasury Securities, 0.00% - 5.38%, due 3/2/2021 - 2/15/2050, with a value of $7,650,013.	7,500,000	7,500,000

Norinchukin Bank (The), 0.09%, dated 2/26/2021, due 3/23/2021, repurchase price $500,031, collateralized by U.S. Treasury Securities, 0.38% - 6.75%, due 8/15/2026 - 1/15/2027, with a value of $509,778.	500,000	500,000

Norinchukin Bank (The), 0.09%, dated 2/26/2021, due 3/25/2021, repurchase price $500,034, collateralized by U.S. Treasury Securities, 0.38% - 6.75%, due 8/15/2026 - 1/15/2027, with a value of $509,778.	500,000	500,000

Norinchukin Bank (The), 0.10%, dated 2/26/2021, due 3/26/2021, repurchase price $500,039, collateralized by U.S. Treasury Securities, 0.38% - 6.75%, due 8/15/2026 - 1/15/2027, with a value of $509,778.	500,000	500,000

Norinchukin Bank (The), 0.11%, dated 2/26/2021, due 3/24/2021, repurchase price $200,016, collateralized by U.S. Treasury Securities, 0.38% - 6.75%, due 8/15/2026 - 1/15/2027, with a value of $203,911.	200,000	200,000

Norinchukin Bank (The), 0.09%, dated 2/26/2021, due 4/16/2021, repurchase price $300,037, collateralized by U.S. Treasury Securities, 0.38% - 6.75%, due 8/15/2026 - 1/15/2027, with a value of $305,867.	300,000	300,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RBC Capital Markets LLC, 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $2,000,039, collateralized by FFCB, 1.13% - 3.00%, due 7/15/2023 - 6/1/2029, FHLB, 0.55% - 1.10%, due 11/25/2025 - 2/25/2028, FHLMC, 0.33% - 5.19%, due 12/1/2021 - 2/1/2051, FNMA, 1.50% - 6.60%, due 1/1/2026 - 2/1/2051, GNMA, 0.66% - 6.00%, due 2/15/2033 - 8/20/2065 and U.S. Treasury Securities, 0.00% - 3.88%, due 2/28/2021 - 2/15/2051, with a value of $2,053,847.	2,000,000	2,000,000

Royal Bank of Canada, 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $2,650,002, collateralized by GNMA, 1.00% - 6.56%, due 11/20/2026 - 2/20/2051, with a value of $2,703,015.	2,650,000	2,650,000

Sumitomo Mitsui Banking Corp., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $1,150,001, collateralized by U.S. Treasury Securities, 0.63% - 2.88%, due 8/31/2023 - 5/15/2030, with a value of $1,173,001.	1,150,000	1,150,000

Sumitomo Mitsui Banking Corp., 0.02%, dated 2/26/2021, due 3/1/2021, repurchase price $2,000,003, collateralized by GNMA, 3.50% - 4.00%, due 2/20/2046 - 4/20/2048, with a value of $2,040,003.	2,000,000	2,000,000

Treasury Joint Trading Account III J.P. Morgan Investment Management Inc., as agent, 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $889,412.(e)	889,411	889,411

Total Repurchase Agreements (Cost $72,313,535)		72,313,535

U.S. Government Agency Securities — 28.1%

FFCB

DN, 0.01%, 3/1/2021 (f)	2,609	2,609

(SOFR + 0.07%), 0.10%, 3/1/2021 (g)	105,000	105,000

(SOFR + 0.08%), 0.11%, 3/1/2021 (g)	200,000	200,000

(SOFR + 0.09%), 0.12%, 3/1/2021 (g)	275,000	275,000

(US Treasury 3 Month Bill Money Market Yield + 0.09%), 0.12%, 3/1/2021 (g)	200,000	199,979

(US Federal Funds Effective Rate (continuous series) + 0.06%), 0.13%, 3/1/2021 (g)	475,000	475,000

(ICE LIBOR USD 1 Month + 0.04%), 0.16%, 3/1/2021 (g)	450,000	450,000

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

(Federal Reserve Bank Prime Loan Rate US - 3.08%), 0.17%, 3/1/2021 (g)	250,000	250,000

(Federal Reserve Bank Prime Loan Rate US - 3.00%), 0.25%, 3/1/2021 (g)	175,000	175,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 0.28%, 3/1/2021 (g)	255,000	255,012

(SOFR + 0.30%), 0.33%, 3/1/2021 (g)	1,000,000	1,000,000

(SOFR + 0.35%), 0.38%, 3/1/2021 (g)	1,500,000	1,500,000

(ICE LIBOR USD 1 Month + 0.03%), 0.14%, 3/3/2021 (g)	350,000	350,000

(ICE LIBOR USD 1 Month - 0.02%), 0.10%, 3/4/2021 (g)	300,000	300,000

(ICE LIBOR USD 1 Month + 0.04%), 0.16%, 3/7/2021 (g)	400,000	400,000

(ICE LIBOR USD 1 Month - 0.01%), 0.11%, 3/14/2021 (g)	250,000	249,998

(ICE LIBOR USD 1 Month + 0.05%), 0.15%, 3/16/2021 (g)	50,000	50,000

DN, 0.13%, 4/7/2021 (f)	10,000	9,999

DN, 0.09%, 6/4/2021 (f)	10,000	9,998

DN, 0.09%, 6/10/2021 (f)	14,000	13,997

DN, 0.09%, 7/9/2021 (f)	8,000	7,997

DN, 0.14%, 7/20/2021 (f)	5,000	4,997

DN, 0.14%, 7/28/2021 (f)	10,000	9,994

DN, 0.14%, 8/3/2021 (f)	4,000	3,998

DN, 0.13%, 8/11/2021 (f)	30,000	29,982

DN, 0.13%, 8/17/2021 (f)	33,000	32,980

DN, 0.10%, 8/19/2021 (f)	15,000	14,993

DN, 0.07%, 9/8/2021 (f)	35,000	34,987

DN, 0.13%, 9/9/2021 (f)	25,000	24,983

DN, 0.13%, 9/14/2021 (f)	199,000	198,858

DN, 0.13%, 9/28/2021 (f)	35,000	34,973

DN, 0.12%, 10/13/2021 (f)	30,000	29,977

DN, 0.13%, 10/21/2021 (f)	75,000	74,937

DN, 0.08%, 12/23/2021 (f)	154,000	153,898

DN, 0.09%, 1/27/2022 (f)	20,000	19,983

FHLB

DN, 0.00%, 3/1/2021	15,000	15,000

(SOFR + 0.02%), 0.05%, 3/1/2021 (g)	625,000	625,000

(ICE LIBOR USD 3 Month - 0.12%), 0.07%, 3/1/2021 (g)	400,000	400,000

(ICE LIBOR USD 1 Month - 0.03%), 0.08%, 3/1/2021 (g)	90,000	89,998

(ICE LIBOR USD 1 Month - 0.03%), 0.08%, 3/1/2021 (g)	250,000	250,000

(SOFR + 0.06%), 0.08%, 3/1/2021 (g)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.03%), 0.08%, 3/1/2021 (g)	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(ICE LIBOR USD 1 Month - 0.01%), 0.11%, 3/1/2021 (g)	279,900	279,896

(SOFR + 0.08%), 0.11%, 3/1/2021 (g)	1,135,000	1,135,000

(ICE LIBOR USD 1 Month - 0.02%), 0.11%, 3/1/2021 (g)	1,000,000	1,000,000

(SOFR + 0.08%), 0.11%, 3/1/2021 (g)	274,800	274,800

(ICE LIBOR USD 1 Month - 0.01%), 0.11%, 3/1/2021 (g)	1,000,000	1,000,000

(ICE LIBOR USD 1 Month + 0.04%), 0.16%, 3/1/2021 (g)	900,000	900,000

(SOFR + 0.20%), 0.23%, 3/1/2021 (g)	250,000	250,000

(SOFR + 0.24%), 0.27%, 3/1/2021 (g)	200,000	200,000

DN, 0.08%, 3/4/2021 (f)	250,000	249,998

DN, 0.08%, 3/5/2021 (f)	167,560	167,559

(ICE LIBOR USD 1 Month - 0.01%), 0.10%, 3/5/2021 (g)	62,750	62,749

DN, 0.08%, 3/8/2021 (f)	220,000	219,997

(ICE LIBOR USD 1 Month + 0.00%), 0.12%, 3/10/2021 (g)	225,000	225,000

(ICE LIBOR USD 1 Month + 0.00%), 0.11%, 3/12/2021 (g)	100,000	100,000

(ICE LIBOR USD 1 Month + 0.00%), 0.11%, 3/12/2021 (g)	850,000	850,000

(ICE LIBOR USD 1 Month + 0.00%), 0.11%, 3/14/2021 (g)	500,000	500,000

DN, 0.08%, 3/16/2021 (f)	221,000	220,993

(ICE LIBOR USD 1 Month - 0.04%), 0.07%, 3/17/2021 (g)	1,250,000	1,250,000

DN, 0.08%, 3/17/2021 (f)	193,000	192,993

(ICE LIBOR USD 1 Month + 0.02%), 0.13%, 3/19/2021 (g)	630,320	630,326

(ICE LIBOR USD 1 Month - 0.04%), 0.07%, 3/21/2021 (g)	350,000	350,000

(ICE LIBOR USD 1 Month - 0.03%), 0.08%, 3/24/2021 (g)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.03%), 0.08%, 3/24/2021 (g)	898,000	897,994

(ICE LIBOR USD 3 Month - 0.14%), 0.10%, 4/14/2021 (g)	150,000	149,996

(ICE LIBOR USD 3 Month - 0.13%), 0.11%, 4/14/2021 (g)	125,000	124,999

(ICE LIBOR USD 3 Month - 0.13%), 0.11%, 4/14/2021 (g)	100,000	100,000

(SOFR + 0.02%), 0.05%, 5/3/2021 (g)	1,000,000	1,000,000

DN, 0.06%, 5/3/2021 (f)	250,000	249,983

DN, 0.06%, 5/4/2021 (f)	550,000	549,963

(SOFR + 0.02%), 0.05%, 5/5/2021 (g)	375,000	375,000

(ICE LIBOR USD 3 Month - 0.13%), 0.07%, 5/14/2021 (g)	250,000	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

DN, 0.04%, 5/20/2021 (f)	1,800,000	1,799,840

(ICE LIBOR USD 3 Month - 0.13%), 0.06%, 5/20/2021 (g)	400,000	400,000

DN, 0.04%, 5/21/2021 (f)	200,000	199,982

DN, 0.04%, 5/24/2021 (f)	2,750,000	2,749,743

(ICE LIBOR USD 3 Month - 0.12%), 0.06%, 5/24/2021 (g)	350,000	350,000

0.14%, 5/24/2021	250,000	249,993

DN, 0.04%, 5/25/2021 (f)	1,000,000	999,906

DN, 0.09%, 5/26/2021 (f)	299,000	298,936

DN, 0.04%, 5/27/2021 (f)	1,250,000	1,249,879

DN, 0.04%, 6/1/2021 (f) (h)	1,125,000	1,124,886

DN, 0.06%, 6/3/2021 (f)	125,000	124,988

0.09%, 6/7/2021	250,000	249,999

DN, 0.06%, 6/8/2021 (f) (h)	1,000,000	999,899

DN, 0.09%, 6/9/2021 (f)	1,017,900	1,017,646

DN, 0.09%, 6/11/2021 (f)	1,000,000	999,745

0.14%, 6/15/2021	500,000	500,000

DN, 0.09%, 6/18/2021 (f)	444,000	443,879

0.14%, 6/18/2021	500,000	500,000

0.12%, 7/6/2021	500,000	499,998

1.13%, 7/14/2021	338,210	339,447

0.13%, 9/1/2021	34,850	34,847

0.13%, 9/10/2021	141,370	141,357

0.14%, 9/28/2021	300,000	299,979

0.13%, 10/13/2021	100,000	99,986

0.14%, 11/3/2021	120,000	120,000

0.14%, 11/3/2021	500,000	499,992

0.11%, 12/2/2021	500,000	499,967

FHLMC

(SOFR + 0.27%), 0.30%, 3/1/2021 (g)	1,250,000	1,250,000

(SOFR + 0.28%), 0.31%, 3/1/2021 (g)	1,000,000	1,000,000

(SOFR + 0.30%), 0.33%, 3/1/2021 (g)	2,500,000	2,500,168

0.04%, 5/25/2021	3,000,000	3,000,000

FNMA

(SOFR + 0.05%), 0.08%, 3/1/2021 (g)	349,800	349,800

(SOFR + 0.17%), 0.20%, 3/1/2021 (g)	249,750	249,750

(SOFR + 0.20%), 0.23%, 3/1/2021 (g)	1,950,000	1,950,000

(SOFR + 0.23%), 0.26%, 3/1/2021 (g)	840,000	840,000

(SOFR + 0.24%), 0.27%, 3/1/2021 (g)	1,000,000	1,000,000

(SOFR + 0.26%), 0.29%, 3/1/2021 (g)	1,000,000	1,000,000

(SOFR + 0.28%), 0.31%, 3/1/2021 (g)	1,000,000	1,000,000

(SOFR + 0.32%), 0.35%, 3/1/2021 (g)	2,450,000	2,450,000

(SOFR + 0.35%), 0.38%, 3/1/2021 (g)	2,500,000	2,500,000

(SOFR + 0.35%), 0.38%, 3/1/2021 (g)	750,000	750,000

1.25%, 5/6/2021	400,375	401,194

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA ACES (SOFR + 0.20%), 0.23%, 3/1/2021 (g)	1,200,000	1,200,000

Total U.S. Government Agency Securities (Cost $61,572,179)		61,572,179

U.S. Treasury Obligations — 3.6%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.09%, 3/1/2021 (g)	250,000	249,982

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 0.17%, 3/1/2021 (g)	25,450	25,447

U.S. Treasury Notes

2.25%, 4/30/2021	2,550,000	2,559,220

1.13%, 7/31/2021	124,500	125,018

1.75%, 7/31/2021	300,000	302,127

2.13%, 8/15/2021	100,000	100,907

2.75%, 8/15/2021	275,000	278,278

1.13%, 8/31/2021	250,000	251,322

1.50%, 8/31/2021	750,000	755,372

2.88%, 11/15/2021	1,000,000	1,019,898

1.38%, 1/31/2022	130,000	131,534

1.88%, 1/31/2022	130,000	132,132

1.13%, 2/28/2022	1,362,000	1,376,034

1.75%, 2/28/2022	100,000	101,652

1.88%, 2/28/2022	500,000	508,887

Total U.S. Treasury Obligations (Cost $7,917,810)		7,917,810

Short-Term Investments — 37.6%

U.S. Treasury Obligations — 37.6%

U.S. Treasury Bills

0.11%, 3/4/2021 (f)	2,450,000	2,449,977

0.09%, 3/9/2021 (f)	27,200	27,199

0.11%, 3/11/2021 (f)	8,050,000	8,049,760

0.09%, 3/16/2021 (f)	800	800

0.10%, 3/18/2021 (f)	8,535,950	8,535,541

0.10%, 4/1/2021 (f)	8,740,800	8,740,085

0.10%, 4/6/2021 (f)	4,900,000	4,899,495

0.09%, 4/8/2021 (f)	771,000	770,927

0.09%, 4/13/2021 (f)	5,500,000	5,499,391

0.10%, 4/20/2021 (f)	1,500,000	1,499,792

0.10%, 4/22/2021 (f)	7,357,500	7,356,464

0.10%, 4/29/2021 (f)	2,756,000	2,755,571

0.09%, 5/4/2021 (f)	158,350	158,325

0.09%, 5/11/2021 (f)	3,200,000	3,199,432

0.11%, 5/13/2021 (f)	3,000,000	2,999,331

0.10%, 5/20/2021 (f)	900,000	899,800

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

U.S. Treasury Obligations — continued

0.09%, 6/3/2021 (f)	5,600,100	5,598,784

0.09%, 6/10/2021 (f)	5,500,000	5,498,611

0.09%, 6/17/2021 (f)	312,000	311,916

0.05%, 6/29/2021 (f)	2,000,000	1,999,669

0.10%, 7/22/2021 (f)	200,700	200,624

0.05%, 8/12/2021 (f)	1,400,000	1,399,681

0.05%, 8/26/2021 (f)	3,485,000	3,484,114

0.07%, 2/24/2022 (f)	5,998,500	5,994,196

Total U.S. Treasury Obligations (Cost $82,329,485)		82,329,485

Total Short-Term Investments (Cost $82,329,485)		82,329,485

Total Investments — 102.3% (Cost $224,133,009)*		224,133,009
Liabilities in Excess of Other Assets — (2.3)%		(5,003,133)

NET ASSETS — 100.0%		219,129,876

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Agency Joint Trading Account I — At February 28, 2021, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$2,650,000	$2,650,005	$2,703,053

Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	0.03%	$900,000
Credit Agricole Corporate and Investment Bank	0.02%	1,000,000
TD Securities (USA) LLC	0.02%	750,000

Total		$2,650,000

At February 28, 2021, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	0.00% - 7.00%	4/1/2022 - 2/1/2051
FNMA	1.38% - 4.50%	6/22/2021 - 2/1/2057
GNMA	1.63% - 6.50%	5/15/2025 - 2/20/2051
U.S. Treasury Securities	0.00% - 6.38%	3/15/2021 - 2/15/2050

(c) Agency Joint Trading Account II — At February 28, 2021, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$1,993,293	$1,993,296	$2,033,271

Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Bofa Securities, Inc.	0.02%	$1,467,285
Citibank NA	0.02%	249,162
Citigroup Global Markets Holdings, Inc.	0.02%	276,846

Total		$1,993,293

At February 28, 2021, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	1.50% - 5.00%	2/1/2026 - 1/1/2050
FNMA	2.01% - 6.10%	11/1/2022 - 1/1/2049
GNMA	2.00% - 5.00%	12/20/2035 - 2/20/2051
U.S. Treasury Securities	0.63% - 2.25%	11/15/2027 - 2/15/2050

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

(d) Agency Joint Trading Account III — At February 28, 2021, certain Funds had undivided interests in the Agency Joint Trading Account III with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$90,831	$90,831	$92,670

Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	0.03%	$90,831

At February 28, 2021, the Agency Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	0.38% - 7.50%	4/1/2022 - 6/1/2050
FNMA	1.50% - 6.50%	9/1/2022 - 8/1/2058

(e) Treasury Joint Trading Account III — At February 28, 2021, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$889,411	$889,412	$907,200

Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Credit Agricole Corporate and Investment Bank	0.01%	$508,235
Societe Generale SA	0.01%	381,176

Total		$889,411

At February 28, 2021, the Treasury Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 7.50%	2/28/2021 - 2/15/2051

(f)	The rate shown is the effective yield as of February 28, 2021.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 19.7%

Bofa Securities, Inc., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $587,192, collateralized by U.S. Treasury Securities, 0.00%, due 2/15/2039 - 8/15/2050, with a value of $598,936.	587,192	587,192

Deutsche Bank Securities, Inc., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $250,664, collateralized by U.S. Treasury Securities, 0.00%, due 2/15/2031 - 8/15/2049, with a value of $255,677.	250,664	250,664

J.P. Morgan Securities LLC, 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $250,000, collateralized by U.S. Treasury Securities, 2.00%, due 2/15/2025, with a value of $255,000.	250,000	250,000

Natixis SA, 0.10%, dated 2/26/2021, due 3/5/2021, repurchase price $500,010, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 5/15/2021 - 8/15/2050, with a value of $510,135.	500,000	500,000

Natwest Markets Securities, Inc., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $500,000, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 5/31/2022 - 11/30/2027, with a value of $510,000.	500,000	500,000

Nomura Securities International, Inc., 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $550,000, collateralized by U.S. Treasury Securities, 0.00% - 4.75%, due 3/4/2021 - 2/15/2050, with a value of $561,001.	550,000	550,000

Norinchukin Bank (The), 0.13%, dated 2/26/2021, due 3/8/2021, repurchase price $250,009, collateralized by U.S. Treasury Securities, 2.00% - 2.38%, due 11/15/2026 - 5/15/2027, with a value of $253,609.	250,000	250,000

Norinchukin Bank (The), 0.13%, dated 2/26/2021, due 3/15/2021, repurchase price $250,015, collateralized by U.S. Treasury Securities, 2.00% - 2.38%, due 11/15/2026 - 5/15/2027, with a value of $253,609.	250,000	250,000

Norinchukin Bank (The), 0.09%, dated 2/26/2021, due 4/16/2021, repurchase price $200,025, collateralized by U.S. Treasury Securities, 2.00% - 2.38%, due 11/15/2026 - 5/15/2027, with a value of $202,888.	200,000	200,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 0.07%, dated 2/26/2021, due 5/5/2021, repurchase price $500,066, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 3/30/2021 - 2/15/2050, with a value of $510,000.	500,000	500,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 0.01%, dated 2/26/2021, due 3/1/2021, repurchase price $1,550,001.(b)	1,550,000	1,550,000

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 0.01%, dated 2/26/2021, due 3/1/21, repurchase price $531,260.(c)	531,260	531,260

Total Repurchase Agreements (Cost $5,919,116)		5,919,116

U.S. Treasury Obligations - 17.2%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.09%, 3/1/2021 (d)	800,000	799,943

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.09%, 3/1/2021 (d)	350,000	350,001

(US Treasury 3 Month Bill Money Market Yield + 0.11%), 0.14%, 3/1/2021 (d)	328,000	328,333

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 0.17%, 3/1/2021 (d)	1,250,000	1,249,951

(US Treasury 3 Month Bill Money Market Yield + 0.15%), 0.18%, 3/1/2021 (d)	500,000	500,065

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 0.25%, 3/1/2021 (d)	400,000	399,944

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 0.33%, 3/1/2021 (d)	300,000	300,106

U.S. Treasury Notes

1.25%, 3/31/2021	250,000	250,249

2.25%, 3/31/2021	124,000	124,224

2.63%, 5/15/2021	199,000	200,044

1.88%, 1/31/2022	20,000	20,327

2.50%, 2/15/2022	80,000	81,849

1.13%, 2/28/2022	219,675	221,933

1.75%, 2/28/2022	177,250	180,170

1.88%, 2/28/2022	168,500	171,492

Total U.S. Treasury Obligations (Cost $5,178,631)		5,178,631

Short-Term Investments – 63.4%

U.S. Treasury Obligations – 63.4%

U.S. Treasury Bills

0.09%, 3/9/2021 (e)	189,000	188,996

0.10%, 3/11/2021 (e)	1,964,200	1,964,144

0.08%, 3/16/2021 (e)	908,000	907,970

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

U.S. Treasury Obligations — continued

0.10%, 3/18/2021 (e)	2,750,000	2,749,865

0.09%, 3/25/2021 (e)	1,000,000	999,940

0.07%, 3/30/2021 (e)	633,200	633,167

0.09%, 4/1/2021 (e)	1,484,250	1,484,138

0.09%, 4/6/2021 (e)	99,250	99,241

0.10%, 4/13/2021 (e)	1,573,250	1,573,072

0.10%, 4/20/2021 (e)	484,000	483,933

0.09%, 5/4/2021 (e)	400,000	399,936

0.09%, 5/11/2021 (e)	633,600	633,488

0.04%, 5/13/2021 (e)	500,000	499,959

0.09%, 5/25/2021 (e)	522,670	522,559

0.06%, 5/27/2021 (e)	999,460	999,314

0.08%, 6/3/2021 (e)	1,433,800	1,433,521

0.09%, 6/10/2021 (e)	742,000	741,813

0.05%, 6/17/2021 (e)	200,000	199,970

0.05%, 6/29/2021 (e)	263,800	263,756

0.10%, 7/1/2021 (e)	199,250	199,183

0.06%, 7/20/2021 (e)	490,000	489,895

0.06%, 8/19/2021 (e)	829,000	828,764

0.05%, 8/26/2021 (e)	400,000	399,901

0.08%, 2/24/2022 (e)	340,000	339,762

Total U.S. Treasury Obligations (Cost $19,036,287)		19,036,287

Total Short-Term Investments (Cost $19,036,287)		19,036,287

Total Investments — 100.3% (Cost $30,134,034)*		30,134,034
Liabilities in Excess of Other Assets — (0.3)%		(86,693)

NET ASSETS — 100.0%		30,047,341

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Treasury Joint Trading Account I — At February 28, 2021, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$1,550,000	$1,550,001	$1,581,001
Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	0.01%	$673,913
Citibank NA	0.01%	112,319
Wells Fargo Securities LLC	0.01%	763,768

Total		$1,550,000

At February 28, 2021, the Treasury Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.00%	2/28/2021 - 8/15/2050

(c) Treasury Joint Trading Account III — At February 28, 2021, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of March 1, 2021, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$531,260	$531,260	$541,886

Repurchase Agreements — At February 28, 2021, the Principal Amounts of certain Funds’ interests in the Treasury Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Credit Agricole Corporate and Investment Bank	0.01%	$303,577
Societe Generale SA	0.01%	227,683

Total		$531,260

At February 28, 2021, the Treasury Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 7.50%	2/28/2021 - 2/15/2051

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(e)	The rate shown is the effective yield as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 28.2%

FFCB

(SOFR + 0.08%), 0.11%, 3/1/2021 (b)	20,000	20,000

(SOFR + 0.08%), 0.11%, 3/1/2021 (b)	12,000	12,000

(SOFR + 0.09%), 0.12%, 3/1/2021 (b)	20,000	20,000

(SOFR + 0.24%), 0.27%, 3/1/2021 (b)	25,000	24,999

(SOFR + 0.32%), 0.35%, 3/1/2021 (b)	25,000	25,000

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 0.33%, 3/5/2021 (b)	30,000	30,000

(ICE LIBOR USD 3 Month - 0.12%), 0.09%, 4/27/2021 (b)	25,000	25,000

DN, 0.11%, 6/11/2021 (c)	25,000	24,993

FHLB

(SOFR + 0.02%), 0.05%, 3/1/2021 (b)	25,000	25,000

(SOFR + 0.08%), 0.11%, 3/1/2021 (b)	25,000	25,000

(SOFR + 0.08%), 0.11%, 3/1/2021 (b)	25,000	25,000

(SOFR + 0.14%), 0.16%, 3/1/2021 (b)	72,000	72,000

(SOFR + 0.24%), 0.27%, 3/1/2021 (b)	50,000	50,000

DN, 0.05%, 3/12/2021 (c)	73,159	73,158

(ICE LIBOR USD 1 Month - 0.04%), 0.07%, 3/21/2021 (b)	50,000	50,000

DN, 0.08%, 4/8/2021 (c)	10,000	9,999

DN, 0.07%, 5/4/2021 (c)	75,000	74,991

(SOFR + 0.02%), 0.05%, 5/5/2021 (b)	25,000	25,000

DN, 0.07%, 5/11/2021 (c)	100,000	99,987

DN, 0.10%, 5/12/2021 (c)	60,000	59,988

DN, 0.10%, 5/14/2021 (c)	50,000	49,990

Total U.S. Government Agency Securities (Cost $822,105)		822,105

U.S. Treasury Obligations — 12.6%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.09%, 3/1/2021 (b)	25,000	24,998

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 0.17%, 3/1/2021 (b)	100,000	100,005

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 0.25%, 3/1/2021 (b)	90,000	90,005

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 0.33%, 3/1/2021 (b)	50,000	50,081

U.S. Treasury Notes

1.75%, 7/31/2021	75,000	75,532

1.38%, 1/31/2022	25,000	25,295

Total U.S. Treasury Obligations (Cost $365,916)		365,916

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 57.1%

U.S. Treasury Obligations — 57.1%

U.S. Treasury Bills

0.08%, 3/9/2021 (c)	50,000	49,999

0.09%, 3/18/2021 (c)	175,000	174,993

0.09%, 3/25/2021 (c)	100,000	99,994

0.10%, 3/30/2021 (c)	35,000	34,997

0.09%, 4/1/2021 (c)	100,000	99,992

0.08%, 4/6/2021 (c)	225,000	224,983

0.10%, 4/13/2021 (c)	100,000	99,989

0.09%, 4/15/2021 (c)	100,000	99,989

0.09%, 4/22/2021 (c)	50,000	49,994

0.09%, 5/4/2021 (c)	150,000	149,977

0.08%, 5/6/2021 (c)	130,441	130,422

0.04%, 5/13/2021 (c)	100,000	99,993

0.06%, 5/25/2021 (c)	75,000	74,990

0.04%, 5/27/2021 (c)	100,000	99,991

0.06%, 6/3/2021 (c)	100,000	99,984

0.06%, 6/15/2021 (c)	50,000	49,991

0.06%, 7/20/2021 (c)	25,000	24,995

Total U.S. Treasury Obligations (Cost $1,665,273)		1,665,273

Total Short-Term Investments (Cost $1,665,273)		1,665,273

Total Investments — 97.9% (Cost $2,853,294)*		2,853,294
Other Assets Less Liabilities — 2.1%		61,813

NET ASSETS — 100.0%		2,915,107

Percentages indicated are based on net assets.

Abbreviations
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	The rate shown is the effective yield as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 18.4%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 0.09%, 3/1/2021 (b)	1,856,190	1,856,008

(US Treasury 3 Month Bill Money Market Yield + 0.11%), 0.14%, 3/1/2021 (b)	150,000	149,954

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 0.17%, 3/1/2021 (b)	4,863,000	4,863,050

(US Treasury 3 Month Bill Money Market Yield + 0.15%), 0.18%, 3/1/2021 (b)	2,629,000	2,629,311

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 0.25%, 3/1/2021 (b)	2,461,000	2,461,402

(US Treasury 3 Month Bill Money Market Yield + 0.30%), 0.33%, 3/1/2021 (b)	1,813,000	1,814,814

U.S. Treasury Notes

1.25%, 3/31/2021	250,000	250,249

1.38%, 4/30/2021	467,000	467,986

2.25%, 4/30/2021	888,848	892,064

1.75%, 7/31/2021	600,000	604,254

2.75%, 8/15/2021	400,000	404,964

1.13%, 8/31/2021	200,000	201,059

1.38%, 1/31/2022	275,000	278,252

2.00%, 2/15/2022	200,000	203,667

1.75%, 2/28/2022	119,550	121,520

2.38%, 3/15/2022	100,000	102,370

Total U.S. Treasury Obligations (Cost $17,300,924)		17,300,924

Short-Term Investments — 81.2%

U.S. Treasury Obligations — 81.2%

U.S. Treasury Bills

0.06%, 3/2/2021 (c)	282,000	282,000

0.09%, 3/4/2021 (c)	4,900,000	4,899,962

0.08%, 3/9/2021 (c)	1,901,000	1,900,968

0.09%, 3/11/2021 (c)	5,600,000	5,599,864

0.08%, 3/16/2021 (c)	3,775,000	3,774,876

0.08%, 3/18/2021 (c)	4,925,000	4,924,822

0.08%, 3/23/2021 (c)	2,000,000	1,999,908

0.09%, 3/25/2021 (c)	3,525,000	3,524,798

0.10%, 3/30/2021 (c)	465,000	464,964

0.05%, 4/1/2021 (c)	3,350,000	3,349,871

0.08%, 4/6/2021 (c)	4,125,000	4,124,674

0.09%, 4/13/2021 (c)	4,245,000	4,244,540

0.09%, 4/15/2021 (c)	1,375,000	1,374,849

0.08%, 4/20/2021 (c)	4,644,900	4,644,386

0.09%, 4/22/2021 (c)	2,575,000	2,574,667

0.09%, 4/27/2021 (c)	500,000	499,929

0.08%, 4/29/2021 (c)	950,000	949,871

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

0.08%, 5/4/2021 (c)	2,700,000	2,699,620

0.09%, 5/6/2021 (c)	3,700,000	3,699,426

0.04%, 5/13/2021 (c)	940,000	939,933

0.08%, 5/18/2021 (c)	250,000	249,959

0.09%, 5/20/2021 (c)	4,900,000	4,899,010

0.05%, 5/25/2021 (c)	650,000	649,928

0.06%, 5/27/2021 (c)	2,750,000	2,749,616

0.04%, 6/1/2021 (c)	850,000	849,905

0.06%, 6/3/2021 (c)	1,980,000	1,979,690

0.08%, 6/22/2021 (c)	150,000	149,963

0.02%, 6/29/2021 (c)	1,335,000	1,334,785

0.08%, 7/6/2021 (c)	1,500,000	1,499,590

0.05%, 7/20/2021 (c)	2,050,000	2,049,585

0.09%, 7/29/2021 (c)	500,000	499,812

0.05%, 8/5/2021 (c)	1,250,000	1,249,755

0.05%, 8/12/2021 (c)	500,000	499,885

0.05%, 8/19/2021 (c)	1,000,000	999,747

Total U.S. Treasury Obligations (Cost $76,135,158)		76,135,158

Total Short-Term Investments (Cost $76,135,158)		76,135,158

Total Investments — 99.6% (Cost $93,436,082)*		93,436,082
Other Assets Less Liabilities — 0.4%		378,778

NET ASSETS — 100.0%		93,814,860

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	The rate shown is the effective yield as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 75.5%

Alabama — 0.1%

Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 0.01%, 3/1/2021 (b)	1,325	1,325

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series 2011A, Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/5/2021 (b) (c)	6,970	6,970

		8,295

Alaska — 0.6%

Alaska Housing Finance Corp., Governmental Purpose Series 2009-A, Rev., VRDO, LIQ: FHLB, 0.02%, 3/5/2021 (b)	21,225	21,225

Alaska Housing Finance Corp., Home Mortgage

Series 2009B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.02%, 3/5/2021 (b)	14,875	14,875

Series 2007A, Rev., VRDO, LIQ: FHLB, 0.03%, 3/5/2021 (b)	13,720	13,720

City of Valdez, Exxon Pipeline Co. Project

Series 1993-A, Rev., VRDO, 0.01%, 3/1/2021 (b)	410	410

Series 1993-C, Rev., VRDO, 0.01%, 3/1/2021 (b)	6,290	6,290

		56,520

Arizona — 0.5%

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/5/2021 (b)	25,825	25,825

Tender Option Bond Trust Receipts/Certificates Series E-147, VRDO, 0.06%, 3/5/2021 (b)	21,000	21,000

		46,825

Arkansas — 0.9%

City of Osceola, Plum Point Energy Associates Rev., VRDO, LOC: Goldman Sachs & Co. LLC, 0.05%, 3/5/2021 (b)	80,000	80,000

California — 1.1%

Alameda County Industrial Development Authority, Plyproperties Project Series 1997A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b)	500	500

California Health Facilities Financing Authority, Health Facility, Catholic Healthcare West Series 2011C, Rev., VRDO, LOC: Bank of Montreal, 0.02%, 3/5/2021 (b)	7,425	7,425

City of Vacaville, Multi-Family Housing, Sycamores Apartments Series 1999A, Rev., VRDO, FNMA, LIQ: FNMA, 0.03%, 3/5/2021 (b)	2,400	2,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project Rev., VRDO, LOC: Bank of America NA, 0.07%, 3/5/2021 (b)	7,075	7,075

Modesto Public Financing Authority Rev., VRDO, LOC: Bank of the West, 0.03%, 3/5/2021 (b)	6,555	6,555

San Francisco City and County Airport Commission International Airport Series 2010A-1, Rev., VRDO, AMT, LOC: Bank of America NA, 0.05%, 3/5/2021 (b)	14,655	14,655

Santa Clara County Housing Authority, Multi-Family Housing, Timberwood Apartments Series 2005B, Rev., VRDO, LOC: Union Bank of California, 0.14%, 3/5/2021 (b)	9,320	9,320

Tender Option Bond Trust Receipts/Certificates

Series 2017-XG0121, Rev., VRDO, LIQ: Bank of America NA, 0.05%, 3/5/2021 (b) (c)	6,515	6,515

Series 2020-XF2867, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.05%, 3/5/2021 (b) (c)	8,000	8,000

Series 2018-XF2737, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	7,125	7,125

Series 2018-XM0647, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	8,970	8,970

Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	2,350	2,350

University of California Series 2013AL-1, Rev., VRDO, 0.02%, 3/1/2021 (b)	19,420	19,420

		100,310

Colorado — 1.8%

City of Colorado Springs, Utilities System Improvement

Series 2008-A, Rev., VRDO, LIQ: U.S. Bank NA, 0.03%, 3/5/2021 (b)	11,035	11,035

Series 2009C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.03%, 3/5/2021 (b)	17,020	17,020

Colorado Housing and Finance Authority, Single Family Mortgage Series 2019D, Class I, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b)	47,500	47,500

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Rev., VRDO, LOC: FHLMC, 0.07%, 3/5/2021 (b)	13,345	13,345

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF2905, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	5,200	5,200

Series 2020-XX1130, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	3,880	3,880

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 0.10%, 3/5/2021 (b) (c)	17,700	17,700

University of Colorado Hospital Authority, Health System

Series 2018 B, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	25,000	25,000

Series 2018 C, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	30,000	30,000

		170,680

Connecticut — 1.5%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series 2016A, Subseries A-3, Rev., VRDO, LIQ: Royal Bank of Canada, 0.03%, 3/5/2021 (b)	10,000	10,000

Subseries B-3, Rev., VRDO, LIQ: Royal Bank of Canada, 0.03%, 3/5/2021 (b)	10,000	10,000

Series 2016E-3, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 0.03%, 3/5/2021 (b)	12,415	12,415

Subseries A-2, Rev., VRDO, AMT, LIQ: U.S. Bank NA, 0.05%, 3/5/2021 (b)	8,835	8,835

Series D, Subseries D-3, Rev., VRDO, AMT, LIQ: Sumitomo Mitsui Banking Corp., 0.06%, 3/5/2021 (b)	32,045	32,045

Connecticut Innovations, Inc., ISO New England Inc., Project Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	17,835	17,835

Tender Option Bond Trust Receipts/Certificates Series G-3, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	5,000	5,000

Town of Groton Series 2020A, GO, BAN, 2.00%, 4/29/2021	45,000	45,065

		141,195

District of Columbia — 2.7%

District of Columbia, Medlantic/Helix Issue, Tranche II Series 1998A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	20,785	20,785

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued

Metropolitan Washington Airports Authority, Airport System

Series 2009D-2, Rev., VRDO, LOC: TD Bank NA, 0.02%, 3/1/2021 (b)	6,010	6,010

Series 2010D, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.06%, 3/5/2021 (b)	52,150	52,150

Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.06%, 3/5/2021 (b)	54,580	54,580

Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.06%, 3/5/2021 (b)	29,100	29,100

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	50,000	50,000

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0853, Rev., VRDO, LOC: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	23,950	23,950

Series 2019-XG0267, Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b) (c)	18,545	18,545

		255,120

Florida — 5.0%

Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Project Series 2008, Rev., VRDO, LOC: FNMA, 0.04%, 3/5/2021 (b)	1,350	1,350

City of Jacksonville, Florida Power and Light Co., Project Rev., VRDO, 0.04%, 3/1/2021 (b)	12,925	12,925

City of Jacksonville, Health Care Facilities, Baptist Health

Series 2019C, Rev., VRDO, 0.03%, 3/5/2021 (b)	46,225	46,225

Series 2019C, Rev., VRDO, 0.03%, 3/5/2021 (b)	45,315	45,315

County of Broward, Florida Power and Light Co., Project Series 2018A, Rev., VRDO, AMT, 0.06%, 3/1/2021 (b)	12,500	12,500

County of Escambia, Gulf Power Co., Project Rev., VRDO, 0.03%, 3/1/2021 (b)	11,100	11,100

County of Martin, Florida Power and Light Co., Project Rev., VRDO, 0.03%, 3/1/2021 (b)	39,600	39,600

County of St. Lucie Rev., VRDO, 0.04%, 3/1/2021 (b)	93,900	93,900

Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	14,850	14,850

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Florida Housing Finance Agency, Multi-Family, Sun Pointe Cove Apartments Rev., VRDO, FNMA, LIQ: FNMA, 0.05%, 3/5/2021 (b)	8,500	8,500

Florida Housing Finance Corp., Kings Terrace LLC Series 2013B, Rev., VRDO, LIQ: FHLMC, 0.04%, 3/5/2021 (b)	12,000	12,000

Highlands County Health Facilities Authority, Adventist Health System

Series 2012I-2, Rev., VRDO, 0.02%, 3/5/2021 (b)	41,950	41,950

Series 2007A, Rev., VRDO, 0.03%, 3/5/2021 (b)	15,450	15,450

Hillsborough County Industrial Development Authority Series 2020B, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/1/2021 (b)	2,700	2,700

Lee County Industrial Development Authority, Florida Power and Light Co., Project Series 2016B, Rev., VRDO, AMT, 0.06%, 3/1/2021 (b)	19,120	19,120

Orange County Health Facilities Authority, Orlando Health, Inc. Series E, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	34,225	34,225

Orange County Housing Finance Authority Rev., VRDO, FNMA, LIQ: FNMA, 0.03%, 3/5/2021 (b)	8,900	8,900

Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, AMT, LOC: FNMA, 0.06%, 3/5/2021 (b)	8,090	8,090

Sunshine State Governmental Financing Commission Series 2010A, Rev., VRDO, LOC: MUFG Union Bank NA, 0.04%, 3/5/2021 (b)	14,905	14,905

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 0.06%, 3/5/2021 (b) (c)	7,500	7,500

Series 2019-XX1109, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	4,375	4,375

Series 2019-XG0252, Rev., VRDO, AMBAC, LOC: Bank of America NA, 0.08%, 3/5/2021 (b) (c)	9,600	9,600

		465,080

Georgia — 0.2%

Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 0.10%, 3/5/2021 (b)	1,170	1,170

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2614, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	6,500	6,500

Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	3,750	3,750

Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	7,500	7,500

		18,920

Hawaii — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	20,000	20,000

Illinois — 3.7%

Chicago Midway International Airport, Second Lien Series 2004D, Rev., VRDO, LOC:

Bank of Montreal, 0.03%, 3/5/2021 (b)	1,815	1,815

Series 2004C-1, Rev., VRDO, AMT, LOC: Bank of Montreal, 0.05%, 3/5/2021 (b)	36,115	36,115

Series 2004C-2, Rev., VRDO, AMT, LOC: Bank of Montreal, 0.06%, 3/5/2021 (b)	21,300	21,300

City of Galesburg, Knox College Project Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	4,300	4,300

County of Kane, Glenwood School for Boys Rev., VRDO, LOC: Northern Trust Co., 0.03%, 3/5/2021 (b)	3,450	3,450

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.07%, 3/5/2021 (b)	620	620

County of Lake, Multi-Family Housing, Whispering Oaks Apartments Project Rev., VRDO, LIQ: FHLMC, 0.03%, 3/5/2021 (b)	21,500	21,500

County of Will, ExxonMobil Project

Rev., VRDO, 0.02%, 3/1/2021 (b)	4,830	4,830

Rev., VRDO, 0.02%, 3/1/2021 (b)	1,725	1,725

Illinois Development Finance Authority, Fenwick High School Project Rev., VRDO, LOC: PNC Bank NA, 0.06%, 3/5/2021 (b)	8,700	8,700

Illinois Development Finance Authority, St. Ignatius College Prep, 1994 Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	4,100	4,100

Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/5/2021 (b)	3,990	3,990

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Educational Facilities Authority, The Adler Planetarium Rev., VRDO, LOC: PNC Bank NA, 0.06%, 3/5/2021 (b)	18,100	18,100

Illinois Finance Authority, Bradley University Series 2008A, Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	17,660	17,660

Series 2008B, Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	12,790	12,790

Illinois Finance Authority, Chicago Symphony Orchestra Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	43,015	43,015

Illinois Finance Authority, College 2005 Rev., VRDO, LOC: U.S. Bank NA, 0.03%, 3/5/2021 (b)	3,975	3,975

Illinois Finance Authority, Hospital Sisters Services, Inc., Obligated Group Series 2012G, Rev., VRDO, LOC: Bank of Montreal, 0.04%, 3/5/2021 (b)	20,945	20,945

Illinois Finance Authority, Northwestern Memorial Hospital Series 2008A-1, Rev., VRDO, 0.03%, 3/5/2021 (b)	13,740	13,740

Illinois Finance Authority, University of Chicago Medical Center (The) Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 (b)	38,820	38,820

Illinois Finance Authority, Wbez Alliance, Inc., Project (The) Rev., VRDO, LOC: BMO Harris Bank NA, 0.03%, 3/5/2021 (b)	15,000	15,000

Illinois Finance Authority, Youth Hostels Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/5/2021 (b)	3,205	3,205

Illinois Housing Development Authority Series 2020C, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLMC, 0.04%, 3/5/2021 (b)	25,000	25,000

Illinois Housing Development Authority, Homeowner Mortgage Series C-3, Rev., VRDO, AMT, LIQ: FHLB, 0.06%, 3/5/2021 (b)	4,900	4,900

Southwestern Illinois Development Authority, Molinero Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/5/2021 (b)	4,995	4,995

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0145, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	3,420	3,420

Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, LOC: FNMA, 0.10%, 3/5/2021 (b)	8,700	8,700

		346,710

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — 0.5%

Indiana Finance Authority, Duke Energy Indiana, Inc. Project Series 2009A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.01%, 3/1/2021 (b)	950	950

Indiana Finance Authority, Parkview Health System Obligated Group Series 2009-C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.06%, 3/5/2021 (b)	1,875	1,875

Indiana Finance Authority, Stadium Project Series 2005A-1, Rev., VRDO, LIQ: Bank of America NA, 0.04%, 3/5/2021 (b)	21,275	21,275

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series 2008A, Rev., VRDO, 0.03%, 3/5/2021 (b)	16,785	16,785

		40,885

Iowa — 1.9%

County of Louisa, Pollution Control, Midwest Power System, Inc. Rev., VRDO, 0.06%, 3/5/2021 (b)	33,500	33,500

Iowa Finance Authority, Archer-Daniel’s-Midland Co., Project Rev., VRDO, 0.05%, 3/5/2021 (b)	20,145	20,145

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 0.04%, 3/5/2021 (b)	71,525	71,525

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, LOC: Great Western Bank, 0.05%, 3/5/2021 (b)	5,410	5,410

Iowa Finance Authority, Multi-Family Housing Series A, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b)	11,130	11,130

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Series 2019B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: U.S. Bank NA, 0.02%, 3/5/2021 (b)	10,000	10,000

Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	4,100	4,100

Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	7,660	7,660

Series 2020B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	15,500	15,500

		178,970

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kansas — 0.7%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	12,500	12,500

Wyandotte County-Kansas City Unified Government Series 2020-I, GO, 1.20%, 4/1/2021	50,395	50,395

		62,895

Kentucky — 0.3%

City of Shelbyville, Nifco North America Project Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.08%, 3/5/2021 (b)	9,525	9,525

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2013C, Rev., VRDO, LOC: PNC Bank NA, 0.06%, 3/5/2021 (b)	20,900	20,900

		30,425

Louisiana — 0.2%

Parish of East Baton Rouge, ExxonMobil Project Rev., VRDO, 0.02%, 3/1/2021 (b)	5,100	5,100

Parish of St. Bernard, Mobil Oil Rev., VRDO, 0.02%, 3/1/2021 (b)	8,000	8,000

		13,100

Maine — 0.5%

Maine State Housing Authority, Mortgage Purchase Series 2017D-2, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.05%, 3/5/2021 (b)	20,000	20,000

Series G, Rev., VRDO, AMT, LIQ: Bank of America NA, 0.05%, 3/5/2021 (b)	10,055	10,055

Series 2015E-3, Rev., VRDO, AMT, LIQ: Citibank NA, 0.08%, 3/5/2021 (b)	18,765	18,765

		48,820

Maryland — 1.0%

County of Baltimore, Consolidated Public Improvement GO, BAN, 4.00%, 3/22/2021	30,000	30,056

Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family, Monteverde Apartments Series 2008-E, Rev., VRDO, AMT, LOC: FHLMC, 0.03%, 3/5/2021 (b)	6,900	6,900

Maryland Community Development Administration, Department of Housing and Community Development, Residential Series 2006G, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	17,495	17,495

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program Series 1994-D, Rev., VRDO, LOC: Bank of America NA, 0.05%, 3/5/2021 (b)	800	800

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	6,485	6,485

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	3,350	3,350

Series 2019-ZF2799, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	13,485	13,485

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	3,750	3,750

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 0.08%, 3/5/2021 (b) (c)	3,300	3,300

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.08%, 3/5/2021 (b) (c)	7,500	7,500

		93,121

Massachusetts — 0.8%

City of Somerville Series A, GO, BAN, 2.00%, 6/4/2021	10,000	10,041

Massachusetts Development Finance Agency, First Mortgage Brookhaven Series 2005B, Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/5/2021 (b)	1,400	1,400

Massachusetts Health and Educational Facilities Authority, Capital Asset Program

Series M-2, Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/5/2021 (b)	1,620	1,620

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/5/2021 (b)	1,355	1,355

Massachusetts Housing Finance Agency, Single Family Housing Series 208, Rev., VRDO, LIQ: Royal Bank of Canada, 0.03%, 3/5/2021 (b)	3,400	3,400

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 0.04%, 3/5/2021 (b) (c)	4,190	4,190

Town of Acton GO, BAN, 1.25%, 3/16/2021	13,627	13,630

Town of Grafton, Unlimited Tax GO, BAN, 1.50%, 5/14/2021	17,015	17,037

Town of Seekonk GO, BAN, 1.25%, 9/10/2021	9,708	9,759

Town of Swampscott GO, BAN, 1.25%, 3/11/2022 (d)	6,455	6,524

		68,956

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 2.2%

Michigan State Housing Development Authority, Rental Housing

Series 2016D, Rev., VRDO, AMT, LOC: Bank of America NA, 0.06%, 3/5/2021 (b)	18,940	18,940

Series 2018C, Rev., VRDO, AMT, LOC: Bank of America NA, 0.06%, 3/5/2021 (b)	20,540	20,540

Series 2016C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.07%, 3/5/2021 (b)	54,455	54,455

Michigan State Housing Development Authority, Single Family Mortgage Series 2007E, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 0.07%, 3/5/2021 (b)	31,920	31,920

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	40,950	40,950

Tender Option Bond Trust Receipts/Certificates

Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	11,580	11,580

Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	3,000	3,000

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	4,075	4,075

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	21,540	21,540

		207,000

Minnesota — 0.9%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.01%, 3/1/2021 (b)	8,605	8,605

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2017F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 0.03%, 3/5/2021 (b)	32,800	32,800

Series 2016F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 0.06%, 3/5/2021 (b)	37,535	37,535

Series 2017-C, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 0.06%, 3/5/2021 (b)	4,800	4,800

		83,740

Mississippi — 0.9%

County of Jackson, Chevron USA, Inc. Project Rev., VRDO, 0.02%, 3/1/2021 (b)	120	120

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2009E, Rev., VRDO, 0.01%, 3/1/2021 (b)	9,900	9,900

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

Series 2010 H, Rev., VRDO, 0.01%, 3/1/2021 (b)	3,200	3,200

Series 2010 I, Rev., VRDO, 0.01%, 3/1/2021 (b)	6,200	6,200

Series 2010G, Rev., VRDO, 0.01%, 3/1/2021 (b)	20,755	20,755

Series 2011A, Rev., VRDO, 0.01%, 3/1/2021 (b)	10,435	10,435

Series 2011C, Rev., VRDO, 0.01%, 3/1/2021 (b)	12,670	12,670

Series 2011D, Rev., VRDO, 0.01%, 3/1/2021 (b)	15,925	15,925

		79,205

Missouri — 1.8%

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 0.02%, 3/5/2021 (b)	5,125	5,125

Series 2008A, Rev., VRDO, LIQ: U.S. Bank NA, 0.03%, 3/5/2021 (b)	51,600	51,600

Series 2008B, Rev., VRDO, LIQ: BJC Health System, 0.03%, 3/5/2021 (b)	42,675	42,675

Series D, Rev., VRDO, 0.03%, 3/5/2021 (b)	3,965	3,965

Missouri Development Finance Board, Cultural Facilities, Kauffman Center For The Performing Arts Project Series 2007A, Rev., VRDO, LIQ: PNC Bank NA, 0.01%, 3/1/2021 (b)	7,125	7,125

RBC Municipal Products, Inc. Trust, Floater Certificates Series C17, Rev., VRDO, LOC: Royal Bank of Canada, 0.08%, 3/5/2021 (b) (c)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates

Series 2020-XG0300, Rev., VRDO, LOC: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	7,500	7,500

Series 2020-XG0303, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	12,605	12,605

Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 0.09%, 3/5/2021 (b) (c)	25,050	25,050

		165,645

Nebraska — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2558, Rev., VRDO, LIQ: TD Bank NA, 0.06%, 3/5/2021 (b) (c)	8,000	8,000

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nevada — 0.6%

Clark County, Industrial Development, Southwest Gas Corp. Project Series 2009A, Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/5/2021 (b)	16,555	16,555

County of Clark Series 2008A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	20,000	20,000

Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, LOC: FNMA, 0.04%, 3/5/2021 (b)	7,250	7,250

Tender Option Bond Trust Receipts/Certificates Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	4,750	4,750

Series 2026-XM0866, Rev., VRDO, LOC: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	5,000	5,000

		53,555

New Jersey — 3.1%

Borough of Beachwood, General Improvement Water Utility

Series 2020A, GO, BAN, 2.00%, 3/4/2021	10,039	10,040

Series 2021A, GO, BAN, 1.00%, 3/3/2022	15,326	15,453

City of Clifton, Sewer Utility GO, BAN, 1.25%, 9/29/2021	38,334	38,547

City of North Wildwood GO, BAN, 1.25%, 8/20/2021	20,326	20,417

City of Vineland GO, BAN, 1.25%, 11/10/2021	16,400	16,508

City of Wildwood, Water and Sewer Utility GO, BAN, 2.00%, 10/15/2021	23,233	23,476

County of Middlesex GO, BAN, 2.00%, 6/3/2021	6,000	6,025

County of Sussex GO, BAN, 1.75%, 6/17/2021	7,428	7,457

Rib Floater Trust Various States Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 0.10%, 3/5/2021 (b) (c)	38,865	38,865

Tender Option Bond Trust Receipts/Certificates Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	3,600	3,600

Town of Dover Series 2020A, GO, BAN, 1.25%, 5/27/2021	21,090	21,133

Township of Maple Shade, General Capital, Water and Sewer System GO, BAN, 1.25%, 9/1/2021	12,000	12,058

Township of Monroe, Middlesex County, General Improvement, Water and Sewer System GO, BAN, 1.25%, 6/8/2021	12,830	12,858

Township of Toms River GO, BAN, 1.50%, 6/16/2021	10,294	10,324

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

Township of Union GO, BAN, 2.00%, 1/27/2022	25,123	25,545

Township of Woodbridge, General Sewer Utility GO, BAN, 2.00%, 10/15/2021	24,360	24,621

		286,927

New York — 18.4%

Albany City School District Series 2020B, GO, BAN, 1.25%, 7/30/2021	48,000	48,168

Amsterdam City School District GO, BAN, 1.25%, 6/25/2021	28,968	29,034

Berne-Knox-Westerlo Central School District GO, BAN, 1.25%, 7/9/2021	17,800	17,850

City of Buffalo GO, BAN, 1.50%, 4/28/2021	34,800	34,832

City of Geneva GO, BAN, 1.50%, 5/6/2021	15,213	15,223

City of New York Series 2008L, Subseries L-5, GO, VRDO, LIQ: Bank of America NA, 0.01%, 3/1/2021 (b)	5,650	5,650

City of New York, Fiscal Year 2012

Series 2012G, Subseries G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 0.01%, 3/1/2021 (b)	3,850	3,850

Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon Corp. (The), 0.02%, 3/1/2021 (b)	2,725	2,725

Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.03%, 3/1/2021 (b)	8,990	8,990

City of New York, Fiscal Year 2013 Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 0.04%, 3/1/2021 (b)	13,660	13,660

City of New York, Fiscal Year 2014 Series D, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.03%, 3/1/2021 (b)	2,350	2,350

Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	26,550	26,550

City of New York, Fiscal Year 2017 Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 0.04%, 3/1/2021 (b)	4,000	4,000

County of Broome Series 2020A, GO, BAN, 3.00%, 4/30/2021	29,720	29,807

County of Ulster GO, BAN, 1.25%, 11/18/2021	19,290	19,421

East Syracuse-Minoa Central School District GO, BAN, 2.00%, 7/15/2021	19,000	19,123

Evans-Brant Central School District Series 2020B, GO, BAN, 1.25%, 6/25/2021	21,425	21,463

Frontier Central School District GO, BAN, 1.25%, 7/22/2021	20,000	20,065

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Geneva City School District GO, BAN, 1.25%, 6/25/2021	20,130	20,176

Gorham-Middlesex Central School District Series 2020A, GO, BAN, 1.25%, 6/24/2021	22,900	22,941

Highland Falls-Fort Montgomery Central School District GO, BAN, 1.25%, 6/25/2021	17,615	17,647

Metropolitan Transportation Authority Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 0.01%, 3/1/2021 (b)	7,455	7,455

Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 0.02%, 3/1/2021 (b)	1,615	1,615

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	9,165	9,165

Subseries E-4, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	25,775	25,775

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	74,555	74,555

Monticello Central School District GO, BAN, 1.00%, 6/30/2021	30,000	30,074

New York City Housing Development Corp., Multi-Family Mortgage, Susans Court Series 2007A, Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	20,450	20,450

New York City Housing Development Corp., Multi-Family Mortgage, Susans Court, Murray Street Series 2005A, Rev., VRDO, LOC: FNMA, 0.07%, 3/5/2021 (b)	44,250	44,250

New York City Housing Development Corp., Multi-Family Mortgage, Susans Court, Westport Development Series 2004A, Rev., VRDO, LOC: FNMA, 0.07%, 3/5/2021 (b)	65,000	65,000

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	3,830	3,830

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Series B, Subseries B-1, Rev., VRDO, LIQ: U.S. Bank NA, 0.02%, 3/1/2021 (b)	11,100	11,100

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 0.02%, 3/1/2021 (b)	4,205	4,205

Series B, Subseries B-4, Rev., VRDO, LIQ: State Street Bank & Trust, 0.02%, 3/1/2021 (b)	5,240	5,240

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.01%, 3/1/2021 (b)	28,235	28,235

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2008 Series 2008BB-2, Rev., VRDO, LIQ: Bank of America NA, 0.01%, 3/1/2021 (b)	8,720	8,720

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014

Series 2014AA-4, Rev., VRDO, LIQ: Bank of Montreal, 0.03%, 3/1/2021 (b)	2,400	2,400

Series AA, Subseries AA1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/1/2021 (b)	27,665	27,665

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.02%, 3/1/2021 (b)	34,465	34,465

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016 Series AA-2, Rev., VRDO, LIQ: PNC Bank NA, 0.05%, 3/5/2021 (b)	4,555	4,555

New York City Transitional Finance Authority, Future Tax Secured Subseries D-4, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.05%, 3/5/2021 (b)	2,625	2,625

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/1/2021 (b)	3,090	3,090

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.03%, 3/1/2021 (b)	1,635	1,635

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.03%, 3/1/2021 (b)	14,370	14,370

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Subseries A-4, Rev., VRDO, LIQ: Bank of America NA, 0.01%, 3/1/2021 (b)	9,805	9,805

New York City Trust for Cultural Resources, Metropolitan Museum of Art Series 2006A-1, Rev., VRDO, 0.03%, 3/5/2021 (b)	17,175	17,175

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Water and Sewer System, Fiscal Year 2012 Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.01%, 3/1/2021 (b)	2,510	2,510

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series 2008D, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	17,080	17,080

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020B, Rev., RAN, 5.00%, 3/31/2021	69,500	69,754

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project

Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.03%, 3/5/2021 (b)	920	920

Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.06%, 3/5/2021 (b)	13,100	13,100

Subseries C-2, Rev., VRDO, LOC: Mizuho Bank Ltd., 0.06%, 3/5/2021 (b)	1,010	1,010

New York State Housing Finance Agency Series 2002A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	7,000	7,000

Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	1,600	1,600

New York State Housing Finance Agency, 250 West 93rd Street Housing Series 2005A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.07%, 3/5/2021 (b)	30,775	30,775

New York State Housing Finance Agency, 29 Flatbush Avenue Housing Series 2010A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.05%, 3/5/2021 (b)	12,255	12,255

New York State Housing Finance Agency, 330 Reverdale Avenue Apartments Series 2008A, Rev., VRDO, LOC: Bank of America NA, 0.05%, 3/5/2021 (b)	10,750	10,750

New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	2,400	2,400

New York State Housing Finance Agency, 455 West 37th Street Housing Series 2007A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thueringen, 0.02%, 3/1/2021 (b)	4,510	4,510

New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.04%, 3/5/2021 (b)	9,200	9,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, Tribeca Green Series 2003A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.05%, 3/5/2021 (b)	36,500	36,500

New York State Housing Finance Agency, West 23rd Street Housing Series 2002A, Rev., VRDO, LOC: FNMA, 0.06%, 3/5/2021 (b)	31,700	31,700

New York State Housing Finance Agency, Weyant Green Apartments Series 2007A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	100	100

New York State Housing Finance Agency, Worth Street

Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	3,400	3,400

Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	2,100	2,100

North Colonie Central School District GO, BAN, 1.25%, 7/16/2021	97,710	98,002

North Rose-Wolcott Central School District GO, BAN, 1.25%, 6/29/2021	22,265	22,314

North Tonawanda City School District GO, BAN, 1.25%, 8/20/2021	14,940	15,006

Pearl River Union Free School District GO, BAN, 1.25%, 7/23/2021	28,345	28,440

Phoenix Central School District GO, BAN, 1.25%, 7/8/2021	32,667	32,761

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-24, Rev., VRDO, LOC: Royal Bank of Canada, 0.04%, 3/1/2021 (b) (c)	17,605	17,605

Series E-137, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	12,800	12,800

Series E-146, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	41,225	41,225

Series E-86, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	19,165	19,165

Series E-87, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	14,600	14,600

Series E-88, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	25,835	25,835

Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	27,000	27,000

Schalmont Central School District Series 2020A, GO, BAN, 1.00%, 9/2/2021	17,458	17,520

Schoharie Central School District GO, BAN, 1.25%, 6/25/2021	17,335	17,358

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Solvay Union Free School District GO, BAN, 1.25%, 6/30/2021	25,842	25,910

Tender Option Bond Trust Receipts/Certificates Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 0.04%, 3/1/2021 (b) (c)	4,900	4,900

Series 2021-XL0164, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.05%, 3/5/2021 (b) (c)	9,335	9,335

Series 2018-E-129, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	35,000	35,000

Series 2020-XG0276, Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	12,955	12,955

Series 2020-YX1158, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	6,740	6,740

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	12,875	12,875

Series 2020-XF2878, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	16,730	16,730

Series 2020-XF2888, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	9,560	9,560

Series 2020-XF2903, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	24,630	24,630

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 0.08%, 3/5/2021 (b) (c)	35,000	35,000

Union Endicott Central School District GO, BAN, 1.25%, 6/25/2021	18,079	18,120

William Floyd Union Free School District of the Mastics-Moriches-Shirley GO, BAN, 1.50%, 5/13/2021	17,600	17,618

		1,716,647

North Carolina — 1.7%

City of Raleigh, Downtown Improvement Project Series 2005-B-1, COP, VRDO, LIQ: PNC Bank NA, 0.06%, 3/5/2021 (b)	23,300	23,300

City of Raleigh, Downtown Improvement Projects Series 2005-B-2, COP, VRDO, LIQ: PNC Bank NA, 0.06%, 3/5/2021 (b)	31,335	31,335

City of Raleigh, Enterprise System Series 2008A, Rev., VRDO, LIQ: Bank of America NA, 0.03%, 3/5/2021 (b)	19,395	19,395

North Carolina Medical Care Commission, Moses Cone Health System Series 2001B, Rev., VRDO, LIQ: Bank of Montreal, 0.01%, 3/1/2021 (b)	9,900	9,900

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum, Inc. Rev., VRDO, LOC: Credit Industriel et Commercial, 0.05%, 3/5/2021 (b)	74,800	74,800

		158,730

Ohio — 1.5%

Akron Bath Copley Joint Township Hospital District, Concordia Lutheran Obligated Group Series 2018B, Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/5/2021 (b)	7,800	7,800

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	200	200

Columbus Regional Airport Authority, Flightsafety International Inc., Project Series B, Rev., VRDO, AMT, 0.07%, 3/5/2021 (b)	15,040	15,040

County of Hamilton, Hospital Facilities, The Elizabeth Gamble Deaconess Home Association

Series 2002A, Rev., VRDO, LOC: Northern Trust Co., 0.04%, 3/5/2021 (b)	11,750	11,750

Series 2002B, Rev., VRDO, LOC: PNC Bank NA, 0.06%, 3/5/2021 (b)	8,500	8,500

County of Montgomery, Hospital Facilities, Premier Health Partners Obligated Group Series 2019B, Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	29,425	29,425

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon Corp. (The), 0.02%, 3/1/2021 (b)	2,750	2,750

State of Ohio, University Hospitals Health System, Inc. Series 2018 B, Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	5,470	5,470

Tender Option Bond Trust Receipts/Certificates Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	40,000	40,000

Series 2019-E-134, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	12,365	12,365

Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	3,905	3,905

Series 2020-XF2889, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	4,705	4,705

		141,910

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oklahoma — 0.1%

Oklahoma Development Finance Authority Series E-140, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	12,400	12,400

Oregon — 0.1%

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/1/2021 (b)	5,190	5,190

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	7,500	7,500

		12,690

Other — 1.1%

FHLMC, Multi-Family VRD Certificates

Series M015, Class A, Rev., VRDO, LIQ: FHLMC, 0.07%, 3/5/2021 (b) (c)	1,380	1,380

Series M019, Class A, Rev., VRDO, LIQ: FHLMC, 0.07%, 3/5/2021 (b) (c)	31,568	31,568

Series M020, Class A, Rev., VRDO, LIQ: FHLMC, 0.07%, 3/5/2021 (b) (c)	5,545	5,545

Series M021, Class A, Rev., VRDO, LIQ: FHLMC, 0.07%, 3/5/2021 (b) (c)	37,500	37,500

Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.50%, 3/5/2021 (b) (c)	18,835	18,835

Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.50%, 3/5/2021 (b) (c)	8,710	8,710

		103,538

Pennsylvania — 5.6%

Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2018A, Rev., VRDO, LIQ: Bank of New York Mellon Corp. (The), 0.01%, 3/1/2021 (b)	3,450	3,450

Bucks County Industrial Development Authority, Grand View Hospital Project Series A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	385	385

Butler County Hospital Authority, Concordia Lutheran Obligated Group Series 2012A, Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/5/2021 (b)	5,000	5,000

County of Allegheny Series C-50, GO, VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	33,775	33,775

Series C-51, GO, VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	12,000	12,000

Delaware Valley Regional Finance Authority, Local Government Bonds Series 2020A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	10,000	10,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Series 2020D, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	13,275	13,275

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project Series 2001A, Rev., VRDO, LOC: FNMA, 0.04%, 3/5/2021 (b)	18,110	18,110

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series 2001A, Rev., VRDO, LOC: FNMA, 0.10%, 3/5/2021 (b)	17,080	17,080

Pennsylvania Economic Development Financing Authority, Exempt Facilities, PPL Energy Supply, LLC Project Series 2009C, Rev., VRDO, LOC: MUFG Union Bank NA, 0.07%, 3/5/2021 (b)	15,000	15,000

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Series 2001 H9, Rev., VRDO, LOC: PNC Bank NA, 0.04%, 3/5/2021 (b)	3,300	3,300

Pennsylvania Housing Finance Agency Series 2004-86B, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.04%, 3/5/2021 (b)	11,290	11,290

Pennsylvania Turnpike Commission Series 2019-2, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	25,050	25,050

Philadelphia Gas Works Co., 1998 General Ordinance Series B, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	18,115	18,115

Series D, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	3,560	3,560

Series E, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	24,770	24,770

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 0.04%, 3/1/2021 (b) (c)	96,265	96,265

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 0.04%, 3/1/2021 (b) (c)	49,370	49,370

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	113,050	113,050

Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	5,070	5,070

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	45,000	45,000

		522,915

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — 0.2%

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/5/2021 (b)	1,300	1,300

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, AMT, LOC: FHLMC, 0.08%, 3/5/2021 (b)	7,000	7,000

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 0.01%, 3/1/2021 (b)	400	400

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 0.06%, 3/5/2021 (b) (c)	9,000	9,000

		17,700

South Carolina — 1.9%

County Square Redevelopment Corp., Greenville County, South Carolina Project Rev., BAN, 0.15%, 3/3/2022	11,000	11,203

County Square Redevelopment Corp., Installment Purchase Rev., BAN, 2.00%, 3/24/2021 (e)	13,500	13,511

South Carolina Association of Governmental Organizations Series 2020A, COP, SCSDE, 1.50%, 3/1/2021	64,610	64,610

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b)	39,350	39,350

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b) (c)	47,735	47,735

		176,409

South Dakota — 0.1%

South Dakota Housing Development Authority Rev., VRDO, LIQ: FHLB, 0.02%, 3/5/2021 (b) (c)	8,400	8,400

Series 2020D, Rev., VRDO, LIQ: FHLB, 0.03%, 3/5/2021 (b)	3,850	3,850

		12,250

Tennessee — 0.9%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 0.02%, 3/1/2021 (b)	12,070	12,070

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Series 2006-XCII & 2006A, Rev., VRDO, LOC: U.S. Bank NA, 0.08%, 3/5/2021 (b)	10,000	10,000

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Arbor Crest Rev., VRDO, LOC: FNMA, 0.04%, 3/5/2021 (b)	12,750	12,750

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multi-Family Housing, Arbor Knoll Series A, Rev., VRDO, LOC: FNMA, 0.04%, 3/5/2021 (b)	13,400	13,400

Montgomery County Public Building Authority, Pooled Financing Rev., VRDO, LOC: Bank of America NA, 0.02%, 3/1/2021 (b)	8,565	8,565

Rev., VRDO, LOC: Bank of America NA, 0.03%, 3/5/2021 (b)	8,055	8,055

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF0994, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	4,335	4,335

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	15,390	15,390

		84,565

Texas — 4.3%

Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, LOC: FNMA, 0.09%, 3/5/2021 (b)	9,200	9,200

Calhoun Port Authority

Series 2011A, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 (b) (c)	32,300	32,300

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 (b) (c)	35,000	35,000

City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien Subseries A, Rev., VRDO, LOC: Citibank NA, 0.03%, 3/5/2021 (b)	14,910	14,910

Series 2008B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.05%, 3/5/2021 (b)	12,610	12,610

Gulf Coast Authority, Gulf Coast Waste Disposal Authority, Environment Facilities, ExxonMobil Corp. Rev., VRDO, 0.02%, 3/1/2021 (b)	13,300	13,300

Series A, Rev., VRDO, 0.02%, 3/1/2021 (b)	5,000	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Series 2014D, Rev., VRDO, 0.04%, 3/5/2021 (b)	35,200	35,200

Series 2019F, Rev., VRDO, 0.04%, 3/5/2021 (b)	39,000	39,000

Harris County Industrial Development Corp., Exxon Corp. Project Series 1984B, Rev., VRDO, 0.02%, 3/1/2021 (b)	5,900	5,900

Rev., VRDO, 0.03%, 3/1/2021 (b)	8,000	8,000

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Subseries B-2, Rev., VRDO, 0.02%, 3/1/2021 (b)	10,550	10,550

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Series 2001A-2, Rev., VRDO, 0.01%, 3/1/2021 (b)	2,565	2,565

Series 2002A, Rev., VRDO, 0.01%, 3/1/2021 (b)	4,425	4,425

Series A-3, Rev., VRDO, 0.01%, 3/1/2021 (b)	100	100

Series 2002B, Rev., VRDO, 0.02%, 3/1/2021 (b)	4,040	4,040

Subseries B-4, Rev., VRDO, 0.02%, 3/1/2021 (b)	7,345	7,345

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E141, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	25,000	25,000

Series E-145, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	14,000	14,000

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	10,000	10,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	5,400	5,400

State of Texas Rev., TRAN, 4.00%, 8/26/2021	8,840	9,005

State of Texas, Veterans Housing Assistance Program GO, VRDO, LIQ: FHLB, 0.06%, 3/5/2021 (b)	25,000	25,000

Series 2001-C2, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	775	775

Series 2007A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	225	225

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2012 B, Rev., VRDO, 0.03%, 3/5/2021 (b)	36,275	36,275

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	7,125	7,125

Series 2018-G-85, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	6,175	6,175

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	4,000	4,000

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	5,995	5,995

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	5,000	5,000

Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	3,000	3,000

Series 2020-YX1132, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	5,005	5,005

Texas Transportation Commission State Highway Fund Series 2014-B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.03%, 3/5/2021 (b)	2,425	2,425

		403,850

Utah — 0.6%

Central Utah Water Conservancy District, Limited Tax Series 2008A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 0.07%, 3/5/2021 (b)	20,800	20,800

County of Utah Hospital, IHC Health Services, Inc. Series 2018C, Rev., VRDO, LIQ: TD Bank NA, 0.01%, 3/1/2021 (b)	2,430	2,430

County of Utah, IHC Health Services, Inc. Series 2002B, Rev., VRDO, LIQ: U.S. Bank NA, 0.03%, 3/5/2021 (b)	8,725	8,725

Utah Water Finance Agency Series B-2, Rev., VRDO, LIQ: Helaba, 0.07%, 3/5/2021 (b)	25,000	25,000

		56,955

Virginia — 1.9%

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project

Series 2016C, Rev., VRDO, 0.03%, 3/5/2021 (b)	4,350	4,350

Series 2018C, Rev., VRDO, 0.03%, 3/5/2021 (b)	2,435	2,435

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — continued

Roanoke Economic Development Authority, Carilion Clinic Obligated Group

Rev., VRDO, LOC: Wells Fargo Bank NA, 0.03%, 3/5/2021 (b)	250	250

Series 2020B, Rev., VRDO, LIQ: PNC Bank NA, 0.04%, 3/5/2021 (b)	43,890	43,890

Roanoke Economic Development Authority, Carilion Health System Obligated Group Series 2005A, Rev., VRDO, LIQ: PNC Bank NA, 0.04%, 3/5/2021 (b)	79,470	79,470

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	12,400	12,400

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	5,000	5,000

Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	7,000	7,000

Series 2020-XF2923, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	8,600	8,600

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	8,500	8,500

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	5,415	5,415

		177,310

Washington — 1.8%

Port of Seattle, Subordinate Lien Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b)	19,135	19,135

Port of Tacoma, Subordinate Lien Rev., VRDO, AMT, LOC: PNC Bank NA, 0.06%, 3/5/2021 (b)	29,700	29,700

Series 2019A, Rev., VRDO, AMT, LOC: PNC Bank NA, 0.06%, 3/5/2021 (b)	18,500	18,500

Port of Vancouver, United Grain Corp. of Oregon Project Rev., VRDO, LOC: Bank of America NA, 0.03%, 3/5/2021 (b)	22,000	22,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	8,800	8,800

Series 2018-ZF2682, Rev., VRDO, GTD, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	7,000	7,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, AMT, LOC: FNMA, 0.06%, 3/5/2021 (b)	32,635	32,635

Washington State Housing Finance Commission, Multi-family Merrill Gardens Queen Anne Project Series 2004A, Rev., VRDO, LOC: FNMA, 0.06%, 3/5/2021 (b)	27,180	27,180

		164,950

West Virginia — 0.1%

West Virginia Hospital Finance Authority, University Health System Series 2018 C, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	11,275	11,275

Wisconsin — 0.7%

Green Bay Redevelopment Authority Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 0.08%, 3/5/2021 (b) (c)	40,000	40,000

Tender Option Bond Trust Receipts/Certificates Series 2020-XL0147, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	5,320	5,320

Wisconsin Housing and Economic Development Authority Series 2007 F, Rev., VRDO, AMT, LOC: Bank of America NA, 0.05%, 3/5/2021 (b)	9,035	9,035

Wisconsin Housing and Economic Development Authority, Home Ownership Series 2019 B, Rev., VRDO, FNMA COLL, LIQ: FHLB, 0.03%, 3/5/2021 (b)	8,000	8,000

Wisconsin Housing and Economic Development Authority, Wisconsin Multifamily Housing Bonds Series 2007A, Rev., VRDO, LIQ: FHLB, 0.06%, 3/5/2021 (b)	6,270	6,270

		68,625

Wyoming — 0.7%

County of Lincoln, Wyoming Pollution Control, ExxonMobile Project Rev., VRDO, AMT, 0.03%, 3/1/2021 (b)	12,770	12,770

County of Sublette, Wyoming Pollution Control, ExxonMobile Project Rev., VRDO, 0.02%, 3/1/2021 (b)	5,200	5,200

Rev., VRDO, AMT, 0.03%, 3/1/2021 (b)	11,775	11,775

Wyoming Community Development Authority Series 2019-2, Rev., VRDO, LIQ: Royal Bank of Canada, 0.03%, 3/5/2021 (b)	9,000	9,000

Series 2019-4, Rev., VRDO, LIQ: Bank of America NA, 0.03%, 3/5/2021 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wyoming — continued

Wyoming Community Development Authority, Composite Reoffering Housing

Series 2007-11, Rev., VRDO, AMT, LIQ: FHLB, 0.08%, 3/5/2021 (b)	5,695	5,695

Series 2007-6, Rev., VRDO, AMT, LIQ: FHLB, 0.08%, 3/5/2021 (b)	5,865	5,865

Series 2007-8, Rev., VRDO, AMT, LIQ: FHLB, 0.08%, 3/5/2021 (b)	5,965	5,965

		66,270

Total Municipal Bonds (Cost $7,039,888)		7,039,888

	SHARES (000)
Variable Rate Demand Preferred Shares — 9.3%

California — 1.8%

Nuveen California Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 0.10%, 3/5/2021 # (c)	26,800	26,800

Series 4, LIQ: Royal Bank of Canada, 0.10%, 3/5/2021 # (c)	58,500	58,500

Series 7, LIQ: Royal Bank of Canada, 0.10%, 3/5/2021 # (c)	21,000	21,000

Series 1-1362, LIQ: Societe Generale, 0.12%, 3/5/2021 # (c)	59,200	59,200

		165,500

New York — 0.6%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 1, LIQ: Societe Generale, 0.08%, 3/5/2021 # (c)	18,600	18,600

Series 5, LIQ: TD Bank NA, 0.08%, 3/5/2021 # (c)	40,000	40,000

		58,600

Other — 6.9%

BlackRock MuniYield Investment Fund LIQ: TD Bank NA, 0.12%, 3/5/2021 # (c)	27,400	27,400

Nuveen AMT-Free Municipal Credit Income Fund Series 6, LIQ: Sumitomo Mitsui Banking Corp. 0.08%, 3/5/2021 # (c)	114,300	114,300

Series 5, LIQ: Societe Generale, 0.08%, 3/5/2021 # (c)	127,000	127,000

Nuveen AMT-Free Quality Municipal Income Fund Series 3, LIQ: TD Bank NA, 0.09%, 3/5/2021 # (c)	173,500	173,500

INVESTMENTS (a)	SHARES (000)	VALUE ($000)

Other — continued

Nuveen Quality Municipal Income Fund Series 1-2118, LIQ: Barclays Bank plc, 0.12%, 3/5/2021 # (c)	51,600	51,600

Series 2-2525, LIQ: Barclays Bank plc, 0.12%, 3/5/2021 # (c)	151,900	151,900

		645,700

Total Variable Rate Demand Preferred Shares (Cost $869,800)		869,800

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 15.4%

Commercial Paper — 15.4%

Alachua County Health Facilities Authority Series 08-A, 0.10%, 5/4/2021	26,240	26,240

Board of Regents of the University of Texas System

Series A, 0.23%, 3/9/2021	20,000	20,000

Series A, 0.10%, 4/5/2021	20,000	20,000

Series A, 0.09%, 4/12/2021	25,000	25,000

0.12%, 4/22/2021	20,000	20,000

Series A, 0.13%, 5/3/2021	25,000	25,000

Series A, 0.09%, 5/10/2021	15,000	15,000

Series A, 0.10%, 5/20/2021	19,600	19,600

Series A, 0.13%, 6/24/2021	25,000	25,000

California Statewide Communities Development Authority

Series 08-B, 0.24%, 3/9/2021	10,000	10,000

Series 9B-3, 0.24%, 3/10/2021	15,000	15,000

Series 9B-2, 0.24%, 3/11/2021	50,000	50,000

0.21%, 6/9/2021	9,800	9,800

Series 9B-3, 0.23%, 7/8/2021	19,000	19,000

Series B-5, 0.16%, 7/13/2021	15,400	15,400

Series 08-C, 0.18%, 8/4/2021	26,865	26,865

Series D, 0.18%, 8/5/2021	23,500	23,500

0.18%, 8/10/2021	30,000	30,000

Series 9B-4, 0.19%, 9/2/2021	20,000	20,000

City & County of Honolulu Series B-1, 0.16%, 7/7/2021	25,000	25,000

City of Houston Series H-2, 0.08%, 3/4/2021	15,000	15,000

City of Jacksonville, Health Care Facilities, Tax Exempt Series 2016, 0.17%, 8/3/2021	110,000	110,000

City of Rochester Series 2014, 0.14%, 3/5/2021	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

City of Rochester, Health Care Mayo Clinic

Series 08-C, 0.10%, 4/5/2021	88,000	88,000

Series 2011, 0.17%, 8/3/2021	50,000	50,000

City of San Antonio, Electric and Gas Systems

Series B, 0.09%, 3/24/2021	7,600	7,600

Series C, 0.09%, 3/24/2021	21,000	21,000

County of Harris, Tax Exempt 0.11%, 3/4/2021	35,000	35,000

County of Montgomery, Tax Exempt Series 10-A, 0.09%, 5/5/2021	22,000	22,000

County of York

Series 00B1, 0.09%, 3/1/2021	28,000	28,000

Series 00B3, 0.09%, 3/1/2021	25,200	25,200

Health and Educational Facilities Authority of the State of Missouri

Series 14-C, 0.20%, 4/7/2021	30,000	30,000

Series 14-D, 0.21%, 5/5/2021	50,000	50,000

Series 14-E, 0.21%, 5/5/2021	50,000	50,000

Series 14-B, 0.15%, 6/2/2021	50,000	50,000

Indiana Finance Authority, Tax Exempt

Series D-2, 0.14%, 5/4/2021	74,000	74,000

Series D-2, 0.13%, 7/6/2021	35,815	35,815

Los Angeles County Capital Asset Leasing Corp. Series C, 0.11%, 5/4/2021	4,000	4,000

Los Angeles County Metropolitan Transportation Authority Series R, 0.10%, 3/4/2021	10,000	10,000

Maryland Health & Higher Educational Facilities Authority Series B, 0.09%, 5/21/2021	13,260	13,260

Norfolk Va Industrial Development Authority 0.11%, 3/3/2021	20,000	20,000

Omaha Public Power District Series A, 0.13%, 5/7/2021	15,000	15,000

Salt River Project Agricultural Improvement and Power District Series C, 0.11%, 3/8/2021	18,000	18,000

Southwestern Illinois Development Authority

Series 17-B, 0.14%, 3/4/2021	10,000	10,000

Series 17-B, 0.10%, 4/5/2021	49,870	49,870

Stafford County and Staunton Industrial Development Series 8-A1, 0.08%, 3/5/2021	12,570	12,570

State Building Product, Inc. Series 8, 0.13%, 3/11/2021	48,500	48,500

State of Wisconsin

Series 06-A, 0.18%, 3/3/2021	19,574	19,574

Series 13-A, 0.18%, 3/3/2021	29,415	29,415

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 16-A, 0.18%, 3/3/2021	24,515	24,515

Total Commercial Paper (Cost $1,431,724)		1,431,724

Total Short-Term Investments (Cost $1,431,724)		1,431,724

Total Investments — 100.2% (Cost $9,341,412)*		9,341,412
Liabilities in Excess of Other Assets — (0.2)%		(14,471)

NET ASSETS — 100.0%		9,326,941

Percentages indicated are based on net assets.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
CONS	Consolidated Bonds
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PCR	Pollution Control Revenue
PSF-GTD	Permanent School Fund Guaranteed
RAN	Revenue Anticipation Note
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 80.1%

Alaska — 1.8%

Alaska Housing Finance Corp., Home Mortgage Series 2002A, Rev., VRDO, AMT, LIQ: FHLB, 0.03%, 3/1/2021 (b)	18,980	18,980

Arizona — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2020-YX1154, Rev., VRDO, LOC: Barclays Bank plc, 0.09%, 3/5/2021 (b) (c)	3,125	3,125

California — 2.1%

San Diego Housing Authority, Multi-Family Housing Series 2006B, Rev., VRDO, LOC: Citibank NA, 0.10%, 3/5/2021 (b)	1,050	1,050

Tender Option Bond Trust Receipts/Certificates Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	900	900

University of California Series 2013AL-3, Rev., VRDO, 0.03%, 3/1/2021 (b)	20,000	20,000

		21,950

Colorado — 5.6%

Colorado Housing and Finance Authority, Multi-Family, Greentree Village Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 0.08%, 3/5/2021 (b)	2,595	2,595

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Rev., VRDO, LOC: FHLMC, 0.07%, 3/5/2021 (b)	325	325

RBC Municipal Products, Inc. Trust, Floater Certificates Series 2019-G114, Rev., VRDO, LOC: Royal Bank of Canada, 0.28%, 3/5/2021 (b) (c)	3,000	3,000

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF1209, GO, VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	5,330	5,330

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 0.10%, 3/5/2021 (b) (c)	35,195	35,195

Series 2018-XG0197, Rev., VRDO, LOC: Bank of America NA, 0.11%, 3/5/2021 (b) (c)	3,250	3,250

Series 2019-XF0757, Rev., VRDO, LOC: Bank of America NA, 0.11%, 3/5/2021 (b) (c)	2,895	2,895

University of Colorado, Enterprise System Series 2020A-1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	5,160	5,160

		57,750

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — 9.8%

Alachua County Housing Finance Authority, Multi-Family, Santa Fe Apartments Project Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	3,030	3,030

City of Jacksonville, Florida Power and Light Co., Project Rev., VRDO, 0.04%, 3/1/2021 (b)	11,470	11,470

Collier County Housing Finance Authority, Multi-Family Housing-Sawgrass Pines Apartments Rev., VRDO, LOC: FNMA, 0.06%, 3/5/2021 (b)	5,700	5,700

County of Broward, Florida Power and Light Co., Project Rev., VRDO, 0.06%, 3/1/2021 (b)	9,200	9,200

Series 2018A, Rev., VRDO, AMT, 0.06%, 3/1/2021 (b)	7,950	7,950

County of St. Lucie, Florida Power and Light Co., Project Rev., VRDO, 0.06%, 3/1/2021 (b)	8,450	8,450

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	13,730	13,730

Hillsborough County, Housing Finance Authority, Multi-Family Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	5,825	5,825

Miami-Dade County Industrial Development Authority, Solid Waste Disposal, Florida Power and Light Co., Project Rev., VRDO, 0.06%, 3/1/2021 (b)	1,600	1,600

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-115, Rev., VRDO, LOC: Royal Bank of Canada, 0.28%, 3/5/2021 (b) (c)	8,000	8,000

Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project Series 2007, Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b)	15,900	15,900

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF0826, Rev., VRDO, LOC: Royal Bank of Canada, 0.12%, 3/5/2021 (b) (c)	2,800	2,800

Series G-25, Rev., VRDO, LOC: Royal Bank of Canada, 0.28%, 3/5/2021 (b) (c)	7,600	7,600

		101,255

Georgia — 0.7%

Development Authority of Douglas County, Pandosia LLC Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b)	1,980	1,980

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Georgia — continued

Development Authority of Monroe County (The), Florida Power and Light Co., Project Rev., VRDO, AMT, 0.06%, 3/1/2021 (b)	3,575	3,575

Valdosta-Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 0.10%, 3/5/2021 (b)	1,530	1,530

		7,085

Idaho — 0.7%

Idaho Housing and Finance Association, Single Family Mortgage Series 2016A-3, Class I, Rev., VRDO, AMT, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b)	6,805	6,805

Illinois — 1.3%

County of Will, ExxonMobil Project Rev., VRDO, 0.02%, 3/1/2021 (b)	1,945	1,945

Illinois Development Finance Authority, Jewish Council Youth Services Rev., VRDO, LOC: BMO Harris Bank NA, 0.04%, 3/5/2021 (b)	450	450

Illinois Development Finance Authority, Toyal America, Inc. Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.14%, 3/5/2021 (b)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0686, Rev., VRDO, LOC: Bank of America NA, 0.11%, 3/5/2021 (b) (c)	4,680	4,680

		13,075

Indiana — 3.1%

City of Indianapolis, Multi-Family Housing, Nora Commons Series 2004B, Rev., VRDO, LOC: U.S. Bank NA, 0.08%, 3/5/2021 (b)	610	610

Indiana Development Finance Authority, Archer-Daniel’s Midland Co. Rev., VRDO, 0.05%, 3/5/2021 (b)	22,690	22,690

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Rev., VRDO, LOC: Bank of America NA, 0.09%, 3/5/2021 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 0.09%, 3/5/2021 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	2,500	2,500

		31,760

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 1.4%

County of Louisa, Pollution Control, Midwest Power System, Inc. Rev., VRDO, 0.06%, 3/5/2021 (b)	500	500

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2019E, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/5/2021 (b)	115	115

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 0.09%, 3/5/2021 (b)	14,240	14,240

		14,855

Kentucky — 0.2%

Tender Option Bond Trust Receipts/Certificates Series 2017-XG0113, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	1,870	1,870

Maine — 1.0%

Maine State Housing Authority, Mortgage Purchase Series 2017D-2, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.05%, 3/5/2021 (b)	5,000	5,000

Series 2015E-3, Rev., VRDO, AMT, LIQ: Citibank NA, 0.08%, 3/5/2021 (b)	5,100	5,100

		10,100

Maryland — 4.6%

Maryland Community Development Administration, Department of Housing and Community Development, Residential Series 2006G, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	2,935	2,935

Series 2006J, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	44,735	44,735

		47,670

Massachusetts — 0.7%

Town of North Reading GO, BAN, 2.00%, 5/28/2021	6,913	6,935

Michigan — 0.4%

Michigan State Housing Development Authority, Jackson Project Rev., VRDO, LOC: FHLB, 0.07%, 3/1/2021 (b)	4,365	4,365

Minnesota — 0.2%

Minnesota Housing Finance Agency, Residential Housing Finance Series 2016F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 0.06%, 3/5/2021 (b)	2,345	2,345

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — 2.1%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2007B, Rev., VRDO, 0.01%, 3/1/2021 (b)	13,875	13,875

Series 2009C, Rev., VRDO, 0.01%, 3/1/2021 (b)	1,485	1,485

Series 2011D, Rev., VRDO, 0.01%, 3/1/2021 (b)	6,155	6,155

		21,515

Missouri — 2.1%

Rib Floater Trust Various States Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	21,845	21,845

Nebraska — 0.3%

Nebraska Investment Finance Authority, Multi-Family Housing, Irvington Heights Apartment Project Series A, Rev., VRDO, LOC: Citibank NA, 0.08%, 3/5/2021 (b)	3,450	3,450

Nevada — 1.4%

County of Clark, Southwest Gas Corp. Project, Southwest Gas Corp. Project Series 2008A, Rev., VRDO, AMT, LOC: MUFG Union Bank NA, 0.05%, 3/5/2021 (b)	15,000	15,000

New Jersey — 7.5%

Borough of Carteret GO, BAN, 1.00%, 6/4/2021	6,697	6,710

Borough of Harrington Park GO, BAN, 2.00%, 5/20/2021	2,930	2,940

Borough of Palisades Park GO, BAN, 1.50%, 3/19/2021	3,972	3,974

Borough of Tenafly GO, BAN, 1.25%, 5/28/2021	8,910	8,922

Burlington County Bridge Commission, Governmental Leasing Program Series 2020AB, Rev., 3.50%, 4/15/2021	6,545	6,554

Tender Option Bond Trust Receipts/Certificates Series 2020-XF0957, Rev., VRDO, LOC: Royal Bank of Canada, 0.10%, 3/5/2021 (b) (c)	2,500	2,500

Township of Cedar Grove GO, BAN, 2.00%, 7/14/2021	10,000	10,053

Township of Galloway GO, BAN, 1.25%, 8/11/2021	7,590	7,616

Township of Lyndhurst

GO, BAN, 2.00%, 5/6/2021	4,500	4,503

GO, BAN, 1.00%, 9/8/2021	9,000	9,028

GO, BAN, 1.00%, 10/8/2021	800	804

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

GO, BAN, 1.00%, 2/4/2022	4,000	4,025

GO, BAN, 1.00%, 3/11/2022 (d)	1,500	1,511

Township of Sparta GO, BAN, 1.25%, 10/1/2021	3,418	3,435

Township of Tewksbury GO, 2.00%, 5/20/2021	4,722	4,732

		77,307

New York — 14.4%

Alfred Almond Central School District GO, BAN, 1.25%, 9/15/2021	2,000	2,009

City of Middletown Series 2020B, GO, BAN, 1.25%, 8/26/2021	3,050	3,062

County of Broome GO, TAN, 1.50%, 4/30/2021	18,100	18,133

County of Westchester, Various Purpose Series 2020A, GO, BAN, 1.50%, 4/30/2021	6,500	6,507

Kenmore-Tonawanda Union Free School District GO, BAN, 1.25%, 8/13/2021	1,164	1,168

Malone Central School District GO, BAN, 1.25%, 8/13/2021	1,505	1,511

New York City Housing Development Corp. Series 199A, Rev., VRDO, FNMA, LOC: FNMA, 0.07%, 3/5/2021 (b)	19,200	19,200

New York City Housing Development Corp., Multi-Family Franklin AVE Apartments Series 2005A, Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	1,265	1,265

New York City Housing Development Corp., Multi-Family Mortgage, Susans Court Series 2007A, Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	1,150	1,150

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.01%, 3/1/2021 (b)	975	975

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2009 Series 2009BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 0.03%, 3/1/2021 (b)	10,000	10,000

New York State Housing Finance Agency, 23rd Chelsea Associates LLC Series 2001A, Rev., VRDO, LOC: FNMA, 0.06%, 3/5/2021 (b)	2,900	2,900

New York State Housing Finance Agency, 250 West 93rd Street Housing Series 2005A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.07%, 3/5/2021 (b)	1,610	1,610

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

New York State Housing Finance Agency, 455 West 37th Street Housing Series 2007A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thueringen, 0.02%, 3/1/2021 (b)	22,370	22,370

New York State Housing Finance Agency, West 23rd Street Housing Series 2002A, Rev., VRDO, LOC: FNMA, 0.06%, 3/5/2021 (b)	10,000	10,000

Skaneateles Central School District GO, BAN, 1.25%, 8/18/2021	1,338	1,343

South Colonie Central School District GO, BAN, 1.25%, 8/13/2021	2,406	2,414

Southold Union Free School District GO, TAN, 1.25%, 6/25/2021	3,800	3,809

Springville-Griffith Institute Central School District GO, BAN, 1.25%, 8/20/2021	2,272	2,281

Tender Option Bond Trust Receipts/Certificates

Series 2020-XF0992, Rev., VRDO, LIQ: TD Bank NA, 0.05%, 3/5/2021 (b) (c)	3,085	3,085

Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 0.06%, 3/5/2021 (b) (c)	6,265	6,265

Series 2018-XF0634, Rev., VRDO, LIQ: TD Bank NA, 0.06%, 3/5/2021 (b) (c)	7,440	7,440

Village of Freeport Series 2020F, GO, BAN, 1.00%, 4/29/2021	3,171	3,174

Village of Pelham Series 2020A, GO, BAN, 1.25%, 9/17/2021	1,500	1,507

Voorheesville Central School District GO, BAN, 1.25%, 8/20/2021	5,604	5,627

Wantagh Union Free School District GO, TAN, 1.25%, 6/25/2021	6,500	6,518

West Genesee Central School District Series 2020C, GO, BAN, 1.00%, 7/23/2021	4,300	4,310

		149,633

North Carolina — 1.0%

Union County Industrial Facilities and Pollution Control Financing Authority, Darnel, Inc. Project Series 2007, Rev., VRDO, LOC: Truist Bank, 0.08%, 3/5/2021 (b)	10,000	10,000

Ohio — 1.9%

City of Brecksville, Various Purpose Improvement, Limited Tax GO, BAN, 2.00%, 6/3/2021	585	586

City of Strongsville, Various Purpose Improvement, Limited Tax GO, BAN, 2.00%, 6/10/2021	1,600	1,605

Fairborn City School District GO, BAN, 2.00%, 4/15/2021	9,800	9,821

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other — continued

Ohio Housing Finance Agency Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.04%, 3/5/2021 (b)	6,070	6,070

Tender Option Bond Trust Receipts/Certificates Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	2,065	2,065

		20,147

Oregon — 1.0%

Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 0.07%, 3/5/2021 (b)	230	230

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/1/2021 (b)	9,685	9,685

		9,915

Other — 2.2%

FHLMC, Multi-Family VRD Certificates

Series M015, Class A, Rev., VRDO, LIQ: FHLMC, 0.07%, 3/5/2021 (b) (c)	3,620	3,620

Series M021, Class A, Rev., VRDO, LIQ: FHLMC, 0.07%, 3/5/2021 (b) (c)	9,745	9,745

Series M025, Class A, Rev., VRDO, LIQ: FHLMC, 0.50%, 3/5/2021 (b) (c)	4,350	4,350

Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.50%, 3/5/2021 (b) (c)	4,675	4,675

		22,390

Pennsylvania — 2.4%

Delaware Valley Regional Finance Authority, Local Government Bonds Series 2020D, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	2,460	2,460

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2004-83C, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.04%, 3/5/2021 (b)	5,710	5,710

Series 2005-89, Rev., VRDO, AMT, LIQ: TD Bank NA, 0.04%, 3/5/2021 (b)	7,695	7,695

Series 2006-93B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b)	5,025	5,025

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 0.08%, 3/5/2021 (b) (c)	4,490	4,490

		25,380

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Carolina — 1.8%

Charleston County School District, Phase IV Projects, Sales Tax Series 2020B, GO, BAN, SCSDE, 5.00%, 5/12/2021	6,360	6,413

South Carolina Public Service Authority Series 2019A, Rev., VRDO, LOC: Bank of America NA, 0.08%, 3/5/2021 (b)	5,020	5,020

South Carolina State Housing Finance and Development Authority, Multi-Family, Rental Housing, Rocky Creek Apartments Projects Rev., VRDO, LOC: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b)	5,265	5,265

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF0824, Rev., VRDO, LOC: Bank of America NA, 0.11%, 3/5/2021 (b) (c)	2,325	2,325

		19,023

Tennessee — 1.1%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 0.08%, 3/5/2021 (b) (c)	4,420	4,420

Series 2020-YX1139, Rev., VRDO, LOC: Barclays Bank plc, 0.09%, 3/5/2021 (b) (c)	3,795	3,795

Series 2019-XG0268, Rev., VRDO, LOC: Bank of America NA, 0.10%, 3/5/2021 (b) (c)	3,475	3,475

		11,690

Texas — 4.6%

Calhoun Port Authority Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 (b) (c)	10,000	10,000

City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien Series 2008B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.05%, 3/5/2021 (b)	300	300

Gilmer Industrial Development Corp., Duoline Technologies LP Series 2008A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.13%, 3/5/2021 (b)	5,650	5,650

Gulf Coast Authority, Gulf Coast Waste Disposal Authority, Environment Facilities, ExxonMobil Corp. Rev., VRDO, 0.02%, 3/1/2021 (b)	3,900	3,900

Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 0.10%, 3/5/2021 (b)	18,425	18,425

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

State of Texas, Veterans Housing Assistance Program GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	910	910

GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	250	250

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/5/2021 (b)	405	405

GO, VRDO, AMT, LIQ: State Street Bank & Trust, 0.09%, 3/5/2021 (b)	6,525	6,525

Texas Department of Housing and Community Affairs, Single Family Mortgage Series 2004 D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller, 0.06%, 3/5/2021 (b)	1,825	1,825

		48,190

Virginia — 1.9%

Arlington County Industrial Development Authority, Multi-Family, Gates Ballston Apartments Rev., VRDO, LOC: PNC Bank NA, 0.08%, 3/5/2021 (b)	14,590	14,590

Prince William County Industrial Development Authority, Sewer Disposal Facilities, Dale Service Corp. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 0.08%, 3/5/2021 (b)	650	650

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0629, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	4,865	4,865

		20,105

Washington — 0.5%

King County Housing Authority, Overlake Tod Housing LP Series 2001B, Rev., VRDO, LOC: Bank of America NA, 0.07%, 3/5/2021 (b)	4,900	4,900

Total Municipal Bonds (Cost $830,415)		830,415

	SHARES (000)
Variable Rate Demand Preferred Shares — 10.1%

California — 1.0%

Nuveen California Quality Municipal Income Fund Series 4, LIQ: Royal Bank of Canada, 0.10%, 3/5/2021 # (c)	10,000	10,000

Other — 8.1%

BlackRock MuniYield Quality Fund III, Inc. LIQ: TD Bank NA, 0.12%, 3/5/2021 # (c)	30,000	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued

Other — continued

Nuveen AMT-Free Quality Municipal Income Fund Series 4-4895, LIQ: Barclays Bank plc, 0.09%, 3/5/2021 # (c)	10,000	10,000

Nuveen Quality Municipal Income Fund

Series 2-2525, LIQ: Barclays Bank plc, 0.12%, 3/5/2021 # (c)	20,000	20,000

Series 3-1277, LIQ: Barclays Bank plc, 0.12%, 3/5/2021 # (c)	24,200	24,200

		84,200

Pennsylvania — 1.0%

BlackRock MuniYield Pennsylvania Quality Fund LIQ: TD Bank NA, 0.11%, 3/5/2021 # (c)	10,000	10,000

Total Variable Rate Demand Preferred Shares (Cost $104,200)		104,200

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 9.8%

Commercial Paper — 9.8%

California Statewide Communities Development Authority

Series 08-B, 0.24%, 3/9/2021	3,000	3,000

Series 9B-3, 0.24%, 3/10/2021	7,500	7,500

Series 08-B, 0.27%, 4/1/2021	2,000	2,000

Series B-5, 0.16%, 7/13/2021	4,150	4,150

Series 9B-1, 0.18%, 8/10/2021	6,000	6,000

Series 9B-4, 0.19%, 9/2/2021	5,000	5,000

Series 9B-1, 0.16%, 9/8/2021	10,000	10,000

Series D, 0.16%, 9/8/2021	4,000	4,000

City of Atlanta, Airport Third Lien

Series K-2, 0.17%, 7/6/2021	1,000	1,000

Series K-2, 0.18%, 7/6/2021	1,773	1,773

Series K-2, 0.22%, 7/6/2021	5,650	5,650

Series K-4, 0.22%, 7/6/2021	2,500	2,500

Series K-2, 0.24%, 7/6/2021	3,207	3,207

Series J-2, 0.14%, 8/4/2021	4,454	4,454

City of Houston, Airport System

Series A, 0.10%, 3/5/2021	20,000	20,000

Series A, 0.12%, 5/13/2021	5,000	5,000

County of Harris, Tax Exempt

Series C, 0.11%, 3/3/2021	6,100	6,100

Series C, 0.09%, 3/4/2021	750	750

Series C, 0.11%, 3/4/2021	4,060	4,060

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Truckee Meadows Water Authority

Series 06-B, 0.11%, 3/3/2021	5,666	5,666

Total Commercial Paper (Cost $101,810)		101,810

Total Short-Term Investments (Cost $101,810)		101,810

Total Investments — 100.0% (Cost $1,036,425)*		1,036,425
Other Assets Less Liabilities — 0.0% (e)		344

NET ASSETS — 100.0%		1,036,769

Percentages indicated are based on net assets.

Abbreviations
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 76.4%

California — 76.4%

Alameda County Industrial Development Authority, Plyproperties Project Series 1997A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b)	2,860	2,860

Alameda Public Financing Authority, Multi-Family Housing, Eagle Village/Parrot Village Series 2005A, Rev., VRDO, LOC: FNMA, 0.04%, 3/5/2021 (b)	600	600

California Educational Facilities Authority, Stanford University Series U-5, Rev., 5.00%, 5/1/2021	3,670	3,697

California Health Facilities Financing Authority, Stanford Hospital and Clinics Series 2008B-2, Rev., VRDO, 0.30%, 3/2/2021 (b)	7,000	7,000

California Housing Finance, Home Mortgage Series 2005A-R, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.08%, 3/5/2021 (b)	2,265	2,265

California Infrastructure and Economic Development Bank, Industrial Development, Silva Corks USA LLC Project Series 2006, Rev., VRDO, LOC: Bank of America NA, 0.09%, 3/5/2021 (b)	1,615	1,615

California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc., Project Series 2010A, Rev., VRDO, 0.01%, 3/1/2021 (b)	4,235	4,235

California Statewide Communities Development Authority, Rady Children’s Hospital Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.01%, 3/1/2021 (b)	6,970	6,970

City of Los Angeles Rev., TRAN, 4.00%, 6/24/2021	7,200	7,284

City of Los Angeles, Multi-Family Housing Series I, Rev., VRDO, LOC: Citibank NA, 0.08%, 3/5/2021 (b)	1,300	1,300

City of San Jose, Multi-Family Housing, Almaden Lake Village Apartments

Series 1997A, Rev., VRDO, LOC: FNMA, 0.12%, 3/5/2021 (b)	8,500	8,500

Series 2000A, Rev., VRDO, LOC: FNMA, 0.12%, 3/5/2021 (b)	2,000	2,000

County of Los Angeles Series 2020-21A, Rev., TRAN, 4.00%, 6/30/2021	4,530	4,586

County of Riverside Rev., TRAN, 4.00%, 6/30/2021	8,450	8,554

County of Riverside, Teeter Plan Obligation Notes, Tax-Exempt Series 2020A, Rev., 0.50%, 10/21/2021	2,000	2,003

County of Santa Cruz Rev., TRAN, 3.00%, 7/9/2021	300	303

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

County of Ventura Rev., TRAN, 4.00%, 6/30/2021	110	111

Daly City Housing Development Finance Agency, Multi-Family, Serramonte Del Rey Series A, Rev., VRDO, LOC: FNMA, 0.07%, 3/5/2021 (b)	7,200	7,200

Eastern Municipal Water District, Water and Wastewater System Series 2018A, Rev., VRDO, LIQ: Bank of America NA, 0.02%, 3/1/2021 (b)	2,620	2,620

Livermore Valley Joint Unified School District, Election of 2016 GO, 5.00%, 8/1/2021	500	510

Los Angeles Community College District Series I, GO, 4.00%, 8/1/2021	175	178

Los Angeles Department of Water and Power Series 2021A-2, Rev., VRDO, LIQ: TD Bank NA, 0.02%, 3/1/2021 (b)	2,620	2,620

Los Angeles Department of Water and Power, Power System

Series 2021A-1, Rev., VRDO, LIQ: Royal Bank of Canada, 0.01%, 3/1/2021 (b)	5,000	5,000

Series B, Subseries B-4, Rev., VRDO, LIQ: Citibank NA, 0.02%, 3/1/2021 (b)	4,700	4,700

Metropolitan Water District of Southern California, Waterworks

Series 2017A, Rev., VRDO, LIQ: PNC Bank NA, 0.02%, 3/1/2021 (b)	2,290	2,290

Series 2018A-1, Rev., VRDO, LIQ: TD Bank NA, 0.02%, 3/1/2021 (b)	3,835	3,835

Series B-3, Rev., VRDO, LIQ: PNC Bank NA, 0.02%, 3/1/2021 (b)	1,700	1,700

Modesto Public Financing Authority Rev., VRDO, LOC: Bank of the West, 0.03%, 3/5/2021 (b)	2,950	2,950

Otay Water District Rev., 5.00%, 9/1/2021	100	102

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-11806, VRDO, LOC: Royal Bank of Canada, 0.18%, 4/1/2021 (b) (c)	2,000	2,000

San Diego County Water Authority Series 2005A, COP, NATL-RE, 5.25%, 5/1/2021 (d)	6,725	6,777

San Diego County Water Authority, Subordinate Lien Series 2016S-1, Rev., 3.00%, 5/1/2021	5,000	5,017

San Diego Housing Authority Series 2017A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.06%, 3/5/2021 (b)	2,150	2,150

San Diego Public Facilities Financing Authority Series 2016A, Rev., 5.00%, 5/15/2021	250	252

San Diego Unified School District Series 2020-21A, Rev., TRAN, 5.00%, 6/30/2021	965	980

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	75

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Santa Clara County Financing Authority, Multiple Facilities Projects Series 2015P, Rev., 5.00%, 5/15/2021	5,770	5,821

Santa Rosa Rancheria Tachi-Yokut Tribe Enterprise Series A, Rev., VRDO, LOC: Citibank NA, 0.08%, 3/5/2021 (b)	1,640	1,640

Sequoia Union High School District Rev., TRAN, 1.50%, 6/30/2021	680	683

State of California Department of Water Resources, Power Supply Series 2011N, Rev., 5.00%, 5/1/2021 (d)	425	428

Tender Option Bond Trust Receipts/Certificates

Series 2018-G-92, GO, VRDO, LOC: Royal Bank of Canada, 0.04%, 3/5/2021 (b) (c)	1,500	1,500

Series 2016-XX1040, VRDO, LIQ: Barclays Bank plc, 0.05%, 3/5/2021 (b) (c)	4,160	4,160

Series 2017-XF2443, GO, VRDO, LIQ: Morgan Stanley Bank, 0.05%, 3/5/2021 (b) (c)	2,500	2,500

Series 2017-XG0121, Rev., VRDO, LIQ: Bank of America NA, 0.05%, 3/5/2021 (b) (c)	2,000	2,000

Series 2018-XF2700, GO, VRDO, LIQ: Barclays Bank plc, 0.05%, 3/5/2021 (b) (c)	5,675	5,675

Series 2018-XM0696, Rev., VRDO, LIQ: Bank of America NA, 0.05%, 3/5/2021 (b) (c)	4,590	4,590

Series 2019-ZF2844, COP, VRDO, LIQ: Citibank NA, 0.05%, 3/5/2021 (b) (c)	5,435	5,435

Series 2016-XF2322, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b) (c)	7,500	7,500

Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	2,230	2,230

Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	5,265	5,265

Series 2018-ZF2744, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	6,900	6,900

Series 2018-ZF2771, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	4,750	4,750

Series 2018-ZM0585, GO, VRDO, LIQ: Wells Fargo Bank NA, 0.06%, 3/5/2021 (b) (c)	3,750	3,750

Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	1,670	1,670

Series 2020-XG0304, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	4,260	4,260

Series 2020-XM0837, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	4,800	4,800

Series 2020-YX1149, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	5,775	5,775

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series 2020-XL0155, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	4,250	4,250

Series 2020-YX1153, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	7,105	7,105

Series 2020-XF2876, Rev., VRDO, LOC: Barclays Bank plc, 0.08%, 3/5/2021 (b) (c)	9,195	9,195

Series 2020-YX1131, Rev., VRDO, LOC: Barclays Bank plc, 0.08%, 3/5/2021 (b) (c)	4,380	4,380

Series 2019-XM0750, Rev., VRDO, LIQ: Bank of America NA, 0.09%, 3/5/2021 (b) (c)	3,000	3,000

University of California Series 2013AL-3, Rev., VRDO, 0.03%, 3/1/2021 (b)	5,000	5,000

Total Municipal Bonds (Cost $229,026)		229,026

	SHARES (000)
Variable Rate Demand Preferred Shares — 5.3%

California — 5.3%

BlackRock MuniYield California Quality Fund, Inc. Series W-7-1665, LIQ: TD Bank NA, 0.10%, 3/5/2021 # (c)	5,000	5,000

Nuveen California Quality Municipal Income Fund Series 4, LIQ: Royal Bank of Canada, 0.10%, 3/5/2021 # (c)	4,000	4,000

Series 1-1362, LIQ: Societe Generale, 0.12%, 3/5/2021 # (c)	7,000	7,000

Total Variable Rate Demand Preferred Shares (Cost $16,000)		16,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 18.0%

Commercial Paper — 18.0%

California Statewide Communities Development Authority 0.21%, 6/9/2021	5,000	5,000

Series D, 0.16%, 9/8/2021	8,000	8,000

City and County of San Francisco Series B-4, 0.24%, 3/2/2021	3,190	3,190

City of Los Angeles, Wastewater System Series A-2, 0.11%, 3/18/2021	3,000	3,000

Los Angeles County Capital Asset Leasing Corp. Series B, 0.11%, 5/4/2021	5,750	5,750

Series C, 0.11%, 5/4/2021	1,000	1,000

Municipal Improvement Corp. of Los Angeles

Series A-3, 0.10%, 3/4/2021	3,000	3,000

Series A-1, 0.09%, 3/5/2021	5,600	5,600

Series A-1, 0.11%, 3/5/2021	3,750	3,750

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

San Francisco City and County Public Utilities Commission Series A-1, 0.12%, 4/7/2021	4,000	4,000

State of California Series A-4, 0.10%, 4/13/2021	4,000	4,000

State of California Department of Water Resources Series 1, 0.10%, 3/4/2021	500	500

West Basin Financing Corp. 0.09%, 3/24/2021	7,000	7,000

Total Commercial Paper (Cost $53,790)		53,790

Total Short-Term Investments (Cost $53,790)		53,790

Total Investments — 99.7% (Cost $298,816)*		298,816
Other Assets Less Liabilities — 0.3%		817

NET ASSETS — 100.0%		299,633

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	77

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 85.2%

New York — 85.2%

Albany Industrial Development Agency, Civic Facility, Living Resources Corp., Project Series 2007A, Rev., VRDO, LOC: HSBC Bank USA NA, 0.05%, 3/5/2021 (b)	2,380	2,380

Alfred Almond Central School District GO, BAN, 1.25%, 9/15/2021	2,000	2,009

Amherst Development Corp., Student Housing Facility, South Lake Village Project Series 2010B, Rev., VRDO, LOC: HSBC Bank USA NA, 0.09%, 3/5/2021 (b)	12,105	12,105

Baldwinsville Central School District GO, BAN, 1.25%, 6/29/2021	3,480	3,487

Bethlehem Central School District Series 2020B, GO, BAN, 1.25%, 7/16/2021	3,705	3,714

Build NYC Resource Corp., Natural Resources Defense Council, Inc. Series 2008A, Rev., VRDO, LOC: Bank of America NA, 0.02%, 3/5/2021 (b)	4,585	4,585

Canajoharie Central School District GO, BAN, 1.25%, 6/29/2021	1,687	1,691

Chenango Valley Central School District GO, BAN, 1.25%, 6/25/2021	12,720	12,746

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 0.03%, 3/1/2021 (b)	2,700	2,700

City of New York, Fiscal Year 2012 Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.03%, 3/1/2021 (b)	11,035	11,035

City of New York, Fiscal Year 2013

Series 2013F-3, GO, VRDO, LIQ: Bank of America NA, 0.01%, 3/1/2021 (b)	1,500	1,500

Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 0.04%, 3/1/2021 (b)	125	125

City of New York, Fiscal Year 2017

Series A, Subseries A-5, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 0.02%, 3/1/2021 (b)	3,550	3,550

Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 0.04%, 3/1/2021 (b)	1,475	1,475

County of Madison GO, BAN, 1.75%, 4/30/2021	16,000	16,018

County of Otsego GO, RAN, 1.50%, 5/28/2021	8,000	8,010

County of Westchester, Various Purpose

Series 2020A, GO, BAN, 1.50%, 4/30/2021	27,353	27,383

Series 2020B, GO, BAN, 1.50%, 4/30/2021	9,474	9,482

East Bloomfield Central School District Series 2020B, GO, BAN, 1.25%, 6/24/2021	5,000	5,012

Erie County Industrial Development Agency (The), Canisius High School Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 0.08%, 3/5/2021 (b)	10,450	10,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Erie County Industrial Development Agency (The), Our Lady Victory Corp. Series 2007A, Rev., VRDO, LOC: HSBC Bank USA NA, 0.06%, 3/5/2021 (b)	1,800	1,800

Franklin County Civic Development Corp., Alice Hyde Medical Center Project Series 2013A, Rev., VRDO, LOC:

HSBC Bank USA NA, 0.05%, 3/5/2021 (b)	11,230	11,230

Geneva City School District

GO, RAN, 1.25%, 6/23/2021	7,000	7,013

GO, BAN, 1.25%, 6/30/2021	4,900	4,911

Greenport Union Free School District GO, TAN, 1.25%, 6/25/2021	3,500	3,508

Lancaster Central School District Series 2020C, GO, BAN, 1.25%, 6/11/2021	6,000	6,012

Metropolitan Transportation Authority

Series 2012G-2, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/5/2021 (b)	150	150

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	1,910	1,910

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2008A-2B, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	6,135	6,135

Series 2008B-3C, Rev., VRDO, LOC: PNC Bank NA, 0.05%, 3/5/2021 (b)	13,510	13,510

Monroe County Water Authority, Water System Rev., 5.00%, 3/1/2021	75	75

Moravia Central School District GO, BAN, 1.25%, 8/6/2021	9,500	9,529

Nassau County Industrial Development Agency, Clinton Plaza Senior Housing Project Rev., VRDO, LOC: FNMA, 0.06%, 3/5/2021 (b)	6,000	6,000

Nassau Health Care Corp., Nassau County Guaranteed Subseries 2009D-1, Rev., VRDO, GTD, LOC: Bank of America NA, 0.02%, 3/5/2021 (b)	700	700

New York City Housing Development Corp., Multi-Family Franklin AVE Apartments Series 2005A, Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	1,055	1,055

New York City Housing Development Corp., Multi-Family Mortgage, 3462 Third AVE Realty LLC Series 2008A, Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/5/2021 (b)	4,445	4,445

New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site Series C, Rev., VRDO, LOC: Citibank NA, 0.05%, 3/5/2021 (b)	6,665	6,665

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Housing Development Corp., Multi-Family Mortgage, Susans Court Series 2007A, Rev., VRDO, LOC: Citibank NA, 0.07%, 3/5/2021 (b)	2,400	2,400

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	9,100	9,100

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.01%, 3/1/2021 (b)	4,760	4,760

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/1/2021 (b)	4,355	4,355

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016 Series AA-2, Rev., VRDO, LIQ: PNC Bank NA, 0.05%, 3/5/2021 (b)	500	500

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017 Series 2017BB, Rev., VRDO, LIQ: Bank of Montreal, 0.03%, 3/1/2021 (b)	1,175	1,175

New York City Transitional Finance Authority, Future Tax Secured Subseries D-4, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.05%, 3/5/2021 (b)	465	465

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.04%, 3/5/2021 (b)	22,730	22,730

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.03%, 3/1/2021 (b)	160	160

New York City Trust for Cultural Resources, Metropolitan Museum of Art Series 2006A-1, Rev., VRDO, 0.03%, 3/5/2021 (b)	14,820	14,820

New York City Water and Sewer System, Fiscal Year 2000 Series 2000C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.03%, 3/5/2021 (b)	500	500

New York City Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 0.04%, 3/5/2021 (b)	6,695	6,695

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Water and Sewer System, Fiscal Year 2012 Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.01%, 3/1/2021 (b)	6,000	6,000

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2008 Series 2008-BB-5, Rev., VRDO, LIQ: Bank of America NA, 0.01%, 3/1/2021 (b)	225	225

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 0.05%, 3/5/2021 (b)	2,895	2,895

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.03%, 3/5/2021 (b)	3,245	3,245

New York State Dormitory Authority, Catholic Health System Series 2019B, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 0.08%, 3/5/2021 (b)	18,000	18,000

New York State Dormitory Authority, Cornell University Series 2019B, Rev., VRDO, LIQ: U.S. Bank NA, 0.01%, 3/1/2021 (b)	400	400

New York State Dormitory Authority, Highland Community Development Corp. Series 1994B, Rev., VRDO, LOC: HSBC Bank USA NA, 0.04%, 3/5/2021 (b)	2,350	2,350

New York State Dormitory Authority, Remarketing Series A, Rev., VRDO, LOC: FNMA, 0.03%, 3/5/2021 (b)	3,980	3,980

New York State Housing Finance Agency, 250 West 93rd Street Housing Series 2005A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.07%, 3/5/2021 (b)	7,365	7,365

New York State Housing Finance Agency, 29 Flatbush Avenue Housing

Series 2010A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.05%, 3/5/2021 (b)	6,625	6,625

Series 2010A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.05%, 3/5/2021 (b)	800	800

New York State Housing Finance Agency, 350 West 43rd Street Housing Series 2001A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.02%, 3/1/2021 (b)	230	230

New York State Housing Finance Agency, 455 West 37th Street Housing Series 2007A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thueringen, 0.02%, 3/1/2021 (b)	1,320	1,320

New York State Housing Finance Agency, Historic Front Street Series 2003A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.04%, 3/5/2021 (b)	2,850	2,850

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	79

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Housing Finance Agency, Housing, 160 Madison Avenue Series 2014A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.01%, 3/1/2021 (b)	4,725	4,725

New York State Housing Finance Agency, Tribeca Green Series 2003A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.05%, 3/5/2021 (b)	3,060	3,060

New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, LOC: FNMA, 0.05%, 3/5/2021 (b)	1,600	1,600

Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project Rev., VRDO, LOC: HSBC Bank USA NA, 0.07%, 3/5/2021 (b)	4,055	4,055

Orchard Park Central School District GO, BAN, 1.50%, 5/5/2021	5,700	5,705

Peru Central School District GO, BAN, 1.00%, 6/23/2021	4,000	4,007

RBC Municipal Products, Inc. Trust, Floater Certificates (Canada)

Series 2018-G5, GO, VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	6,000	6,000

Series E-137, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	10,000	10,000

Series E-146, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	2,500	2,500

Southwestern Central School District Series 2020A, GO, BAN, 1.25%, 7/21/2021	1,249	1,252

Sweet Home Central School District GO, BAN, 1.00%, 7/8/2021	5,000	5,013

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 0.04%, 3/1/2021 (b) (c)	10,000	10,000

Series 2018-XF2646, Rev., VRDO, LIQ: Citibank NA, 0.05%, 3/5/2021 (b) (c)	4,540	4,540

Series 2019-ZF2777, Rev., VRDO, LIQ: Citibank NA, 0.05%, 3/5/2021 (b) (c)	6,000	6,000

Series 2019-ZF2778, Rev., VRDO, LIQ: Citibank NA, 0.05%, 3/5/2021 (b) (c)	5,000	5,000

Series 2020-ZF2918, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.05%, 3/5/2021 (b) (c)	2,430	2,430

Series 2020-ZF2919, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.05%, 3/5/2021 (b) (c)	2,500	2,500

Series 2016-ZM0129, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	4,240	4,240

Series 2017-ZM0544, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	2,220	2,220

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2018-XF0635, Rev., VRDO, LIQ: TD Bank NA, 0.06%, 3/5/2021 (b) (c)	6,185	6,185

Series 2018-XF2656, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	2,400	2,400

Series 2018-XM0692, Rev., VRDO, LIQ: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	8,000	8,000

Series 2018-ZF2740, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	2,600	2,600

Series 2018-ZM0661, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	5,000	5,000

Series 2018-ZM0682, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	5,000	5,000

Series 2019-XF0829, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	4,015	4,015

Series 2019-XF0838, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	1,600	1,600

Series 2019-XF0847, Rev., VRDO, LOC: Royal Bank of Canada, 0.06%, 3/5/2021 (b) (c)	5,075	5,075

Series 2019-ZF0832, Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	945	945

Series 2020-XF0947, Rev., VRDO, LIQ: TD Bank NA, 0.06%, 3/5/2021 (b) (c)	7,750	7,750

Series 2020-XG0272, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	5,340	5,340

Series 2020-XG0277, Rev., VRDO, AGM, LOC: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	13,260	13,260

Series 2020-XM0852, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	13,500	13,500

Series 2020-YX1145, Rev., VRDO, LIQ: Barclays Bank plc, 0.06%, 3/5/2021 (b) (c)	10,000	10,000

Series 2020-ZF0929, Rev., VRDO, LOC: Bank of America NA, 0.06%, 3/5/2021 (b) (c)	3,755	3,755

Series 2020-ZM0807, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/5/2021 (b) (c)	5,950	5,950

Series 2016-ZF0464, Rev., VRDO, LOC: Royal Bank of Canada, 0.07%, 3/5/2021 (b) (c)	15,000	15,000

Series 2017-XF0598, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	3,000	3,000

Series 2017-XF2481, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,160	2,160

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 0.07%, 3/5/2021 (b) (c)	7,125	7,125

Series 2019-XF0858, Rev., VRDO, LIQ: Bank of America NA, 0.07%, 3/5/2021 (b) (c)	2,800	2,800

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2020-XF2910, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	7,730	7,730

Series 2020-XL0153, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 3/5/2021 (b) (c)	2,500	2,500

Series 2020-XF2914, Rev., VRDO, LOC: Barclays Bank plc, 0.08%, 3/5/2021 (b) (c)	22,640	22,640

Town of Bedford Series 2020B, GO, BAN, 1.50%, 3/15/2021	700	700

Town of Big Flats GO, BAN, 1.75%, 3/19/2021	1,760	1,761

Triborough Bridge and Tunnel Authority

Series 2001C, Rev., VRDO, LOC: State Street Bank & Trust, 0.01%, 3/1/2021 (b)	680	680

Series 2002F, Rev., VRDO, LOC: Citibank NA, 0.02%, 3/1/2021 (b)	7,440	7,440

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2003 B-1, Rev., VRDO, LOC: Bank of America NA, 0.01%, 3/1/2021 (b)	7,065	7,065

Trust for Cultural Resources of The City of New York (The) Series 2006A-2, Rev., VRDO, 0.03%, 3/5/2021 (b)	125	125

Victor Central School District Series 2020B, GO, BAN, 1.25%, 9/17/2021	2,560	2,573

Village of Bronxville Series 2020A, GO, BAN, 1.50%, 4/30/2021	7,198	7,199

Village of Pelham Series 2020A, GO, BAN, 1.25%, 9/17/2021	1,506	1,513

Village of Springville GO, BAN, 1.25%, 11/23/2021	2,000	2,011

Wantagh Union Free School District GO, TAN, 1.50%, 6/25/2021	6,750	6,774

Waterloo Central School District GO, BAN, 1.25%, 6/25/2021	11,717	11,741

West Genesee Central School District

Series 2020A, GO, BAN, 2.00%, 6/30/2021	1,960	1,969

Series 2020B, GO, BAN, 2.00%, 7/23/2021	1,601	1,609

Total Municipal Bonds (Cost $649,387)		649,387

	SHARES (000)
Variable Rate Demand Preferred Shares — 11.6%

New York — 11.6%

BlackRock MuniYield New York Quality Fund, Inc. Series W7-2477, LIQ: TD Bank NA, 0.11%, 3/5/2021 # (c)	40,000	40,000

INVESTMENTS (a)	SHARES (000)	VALUE ($000)

New York — continued

Nuveen New York AMT-Free Quality Municipal Income Fund Series 3, LIQ: Sumitomo Mitsui Banking Corp., 0.08%, 3/5/2021 # (c)	28,200	28,200

Nuveen New York Quality Municipal Income Fund Series 1, LIQ: TD Bank NA, 0.11%, 3/5/2021 # (c)	20,500	20,500

Total Variable Rate Demand Preferred Shares (Cost $88,700)		88,700

Total Investments — 96.8% (Cost $738,087)*		738,087
Other Assets Less Liabilities — 3.2%		24,411

NET ASSETS — 100.0%		762,498

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
FNMA	Federal National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
RAN	Revenue Anticipation Note
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of February 28, 2021.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$63,916,051		$1,161,994		$2,106,161
Repurchase agreements, at value	10,318,000		—		62,084
Cash	400,002		—	(a)	1
Receivables:
Investment securities sold	—		41,180		—
Interest from non-affiliates	22,995		2,500		733
Interest from affiliates	3		—		—

Total Assets	74,657,051		1,205,674		2,168,979

LIABILITIES:
Payables:
Distributions	3,404		30		249
Investment securities purchased	—		140		—
Accrued liabilities:
Investment advisory fees	3,442		75		29
Administration fees	2,503		55		25
Distribution fees	—	(a)	—		—
Service fees	292		—		—
Custodian and accounting fees	516		37		43
Trustees’ and Chief Compliance Officer’s fees	15		—		—	(a)
Other	2,606		86		46

Total Liabilities	12,778		423		392

Net Assets	$74,644,273		$1,205,251		$2,168,587

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$74,641,130	$1,205,115	$2,168,130
Total distributable earnings (loss)	3,143	136	457

Total Net Assets	$74,644,273	$1,205,251	$2,168,587

Net Assets:
Academy	$1,011,973	$—	$—
Agency	1,492,906	23,163	—
Agency SL	—	—	2,168,587
Capital	42,867,638	37,889	—
Class C	734	—	—
Empower	25	—	—
IM	7,515,957	665,960	—
Institutional Class	19,063,596	478,239	—
Morgan	1,353,316	—	—
Premier	1,337,044	—	—
Reserve	1,084	—	—

Total	$74,644,273	$1,205,251	$2,168,587

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	1,011,360	—	—
Agency	1,491,652	23,151	—
Agency SL	—	—	2,168,369
Capital	42,845,400	37,868	—
Class C	734	—	—
Empower	25	—	—
IM	7,511,687	665,608	—
Institutional Class	19,053,190	477,993	—
Morgan	1,351,890	—	—
Premier	1,336,167	—	—
Reserve	1,083	—	—

Net Asset Value offering and redemption price per share
Academy	$1.0006	$—	$—
Agency	1.0008	1.0005	—
Agency SL	—	—	1.0001
Capital	1.0005	1.0006	—
Class C	1.0005	—	—
Empower	1.0005	—	—
IM	1.0006	1.0005	—
Institutional Class	1.0005	1.0005	—
Morgan	1.0011	—	—
Premier	1.0007	—	—
Reserve	1.0009	—	—

Cost of investments in non-affiliates	$63,907,823	$1,161,886	$2,105,735
Cost of repurchase agreements	10,318,000	—	62,084

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$10,645,355	$151,819,474	$24,214,918
Repurchase agreements, at value	1,482,000	72,313,535	5,919,116
Cash	15,001	1,586,455	650,962
Receivables:
Investment securities sold	—	—	49,965
Fund shares sold	—	147,139	—
Interest from non-affiliates	3,695	47,530	4,896
Interest from affiliates	—	9	4

Total Assets	12,146,051	225,914,142	30,839,861

LIABILITIES:
Payables:
Distributions	253	2,299	236
Investment securities purchased	—	5,506,308	790,208
Investment securities purchased—delayed delivery securities	—	1,124,887	—
Fund shares redeemed	—	134,310	—
Accrued liabilities:
Investment advisory fees	770	6,741	760
Administration fees	548	5,046	591
Service fees	275	642	130
Custodian and accounting fees	87	728	160
Trustees’ and Chief Compliance Officer’s fees	1	24	1
Other	228	3,281	434

Total Liabilities	2,162	6,784,266	792,520

Net Assets	$12,143,889	$219,129,876	$30,047,341

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$12,144,211	$219,133,360	$30,048,153
Total distributable earnings (loss)	(322)	(3,484)	(812)

Total Net Assets	$12,143,889	$219,129,876	$30,047,341

Net Assets:
Academy	$—	$3,689,489	$17,600
Agency	1,234,800	16,148,773	1,865,281
Capital	4,806,805	143,184,525	13,539,346
Class C	33,821	—	393,546
E*Trade	—	404,756	—
Empower	—	500,028	25
IM	—	7,317,310	24,276
Institutional Class	3,055,814	39,608,624	12,055,194
Investor	6,189	842,931	16,604
Morgan	627,541	1,870,723	436,183
Premier	2,373,258	5,020,827	1,694,724
Reserve	5,661	27,414	4,562
Service	—	514,476	—

Total	$12,143,889	$219,129,876	$30,047,341

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	—	3,689,474	17,600
Agency	1,234,818	16,148,833	1,865,334
Capital	4,806,827	143,186,414	13,539,527
Class C	33,822	—	393,553
E*Trade	—	404,758	—
Empower	—	500,028	25
IM	—	7,317,469	24,276
Institutional Class	3,055,866	39,609,891	12,055,697
Investor	6,189	842,960	16,605
Morgan	627,555	1,870,696	436,209
Premier	2,373,299	5,020,874	1,694,762
Reserve	5,662	27,414	4,562
Service	—	514,529	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$10,645,355	$151,819,474	$24,214,918
Cost of repurchase agreements	1,482,000	72,313,535	5,919,116

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$2,853,294		$93,436,082	$9,341,412
Cash	81,129		2,081,399	1
Receivables:
Investment securities sold	—		—	1,216
Investment securities sold—delayed delivery securities	—		—	4,635
Fund shares sold	81,134		—	—
Interest from non-affiliates	277		15,312	14,066
Interest from affiliates	—	(a)	11	—

Total Assets	3,015,834		95,532,804	9,361,330

LIABILITIES:
Payables:
Distributions	8		273	140
Investment securities purchased	25,323		1,707,235	26,656
Investment securities purchased—delayed delivery securities	—		—	6,524
Fund shares redeemed	75,041		—	—
Accrued liabilities:
Investment advisory fees	94		3,360	494
Administration fees	71		2,494	355
Service fees	—		25	35
Custodian and accounting fees	17		447	61
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	1
Other	173		4,105	123

Total Liabilities	100,727		1,717,944	34,389

Net Assets	$2,915,107		$93,814,860	$9,326,941

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund
NET ASSETS:
Paid-in-Capital	$2,915,285	$93,815,320	$9,326,957
Total distributable earnings (loss)	(178)	(460)	(16)

Total Net Assets	$2,915,107	$93,814,860	$9,326,941

Net Assets:
Academy	$—	$17,600	$—
Agency	318,757	4,187,912	372,457
Capital	—	58,366,269	—
Empower	—	25	—
IM	—	227	—
Institutional Class	2,344,288	24,097,829	6,858,653
Morgan	53,546	2,251,619	22,830
Premier	198,516	1,999,999	498,856
Reserve	—	2,893,380	1,574,145

Total	$2,915,107	$93,814,860	$9,326,941

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Academy	—	17,600	—
Agency	318,804	4,187,932	372,452
Capital	—	58,366,487	—
Empower	—	25	—
IM	—	227	—
Institutional Class	2,344,681	24,097,933	6,858,410
Morgan	53,554	2,251,628	22,830
Premier	198,540	2,000,007	498,787
Reserve	—	2,893,390	1,574,024
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$2,853,294	$93,436,082	$9,341,412

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,036,425	$298,816	$738,087
Cash	16	1	5
Receivables:
Investment securities sold	1,065	—	22,836
Interest from non-affiliates	1,711	952	1,750

Total Assets	1,039,217	299,769	762,678

LIABILITIES:
Payables:
Distributions	7	3	9
Investment securities purchased	352	—	—
Investment securities purchased—delayed delivery securities	1,510	—	—
Accrued liabilities:
Investment advisory fees	60	7	41
Administration fees	43	5	29
Service fees	8	2	25
Custodian and accounting fees	15	13	16
Other	453	106	60

Total Liabilities	2,448	136	180

Net Assets	$1,036,769	$299,633	$762,498

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$1,036,614	$299,655	$762,522
Total distributable earnings (loss)	155	(22)	(24)

Total Net Assets	$1,036,769	$299,633	$762,498

Net Assets:
Agency	$60,879	$21,715	$72,812
E*Trade	—	—	—
Institutional Class	834,116	156,740	532,580
Morgan	43,853	7,122	59,934
Premier	69,237	101,991	91,945
Reserve	—	—	1,498
Service	28,684	12,065	3,729

Total	$1,036,769	$299,633	$762,498

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Agency	60,869	21,709	72,812
E*Trade	—	—	—
Institutional Class	833,986	156,701	532,583
Morgan	43,846	7,120	59,934
Premier	69,225	101,963	91,940
Reserve	—	—	1,498
Service	28,679	12,062	3,730
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$1,036,425	$298,816	$738,087

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$351,318	$6,571	$16,646
Interest income from affiliates	470	—	—

Total investment income	351,788	6,571	16,646

EXPENSES:
Investment advisory fees	57,696	1,323	2,474
Administration fees	35,622	813	1,521
Distribution fees (See Note 4)	11	—	—
Service fees (See Note 4)	54,451	562	—
Custodian and accounting fees	1,891	151	190
Interest expense to affiliates	—	3	— (a)
Professional fees	772	65	78
Trustees’ and Chief Compliance Officer’s fees	251	30	35
Printing and mailing costs	36	11	11
Registration and filing fees	2,158	143	51
Transfer agency fees (See Note 2.F.)	2,058	134	95
Other	488	19	43

Total expenses	155,434	3,254	4,498

Less fees waived	(25,071)	(472)	(2,643)
Less expense reimbursements	(48)	(5)	—

Net expenses	130,315	2,777	1,855

Net investment income (loss)	221,473	3,794	14,791

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(4,387)	38	32
Change in net unrealized appreciation/depreciation on investments in non-affiliates	(13,881)	27	(388)

Net realized/unrealized gains (losses)	(18,268)	65	(356)

Change in net assets resulting from operations	$203,205	$3,859	$14,435

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$60,557	$537,402	$90,106
Interest income from affiliates	18	6,408	1,035
Income from interfund lending (net)	112	—	—

Total investment income	60,687	543,810	91,141

EXPENSES:
Investment advisory fees	9,783	153,971	24,578
Administration fees	6,054	95,588	15,219
Distribution fees (See Note 4)	1,049	8,441	3,094
Service fees (See Note 4)	19,345	151,695	30,404
Custodian and accounting fees	361	2,579	521
Interest expense to affiliates	3	—	—
Professional fees	173	1,877	350
Trustees’ and Chief Compliance Officer’s fees	63	617	119
Printing and mailing costs	87	595	15
Registration and filing fees	622	803	331
Transfer agency fees (See Note 2.F.)	331	3,590	664
Other	1	1,084	277

Total expenses	37,872	420,840	75,572

Less fees waived	(7,167)	(104,389)	(22,157)
Less expense reimbursements	(4)	—	—	(a)

Net expenses	30,701	316,451	53,415

Net investment income (loss)	29,986	227,359	37,726

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(105)	2,189	147

Change in net assets resulting from operations	$29,881	$229,548	$37,873

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021 (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund		JPMorgan Tax Free Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10,876	$295,179		$57,201
Interest income from affiliates	45	2,211		—

Total investment income	10,921	297,390		57,201

EXPENSES:
Investment advisory fees	2,813	84,928		8,713
Administration fees	1,749	52,344		5,406
Distribution fees (See Note 4)	53	8,543		3,420
Service fees (See Note 4)	4,224	93,200		15,441
Custodian and accounting fees	85	1,873		267
Interest expense to affiliates	1	—		11
Professional fees	75	1,055		166
Trustees’ and Chief Compliance Officer’s fees	36	347		60
Printing and mailing costs	92	336		28
Registration and filing fees	118	4,194		50
Transfer agency fees (See Note 2.F.)	87	2,106		200
Other	90	536		100

Total expenses	9,423	249,462		33,862

Less fees waived	(3,028)	(63,706)		(10,209)
Less expense reimbursements	—	—	(a)	—

Net expenses	6,395	185,756		23,653

Net investment income (loss)	4,526	111,634		33,548

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	103	349		326

Change in net assets resulting from operations	$4,629	$111,983		$33,874

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Municipal Money Market Fund	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,257	$2,303	$8,409

Total investment income	7,257	2,303	8,409

EXPENSES:
Investment advisory fees	977	382	1,047
Administration fees	607	235	652
Distribution fees (See Note 4)	311	120	98
Service fees (See Note 4)	1,731	874	2,117
Custodian and accounting fees	71	57	79
Interest expense to affiliates	4	1	5
Professional fees	65	53	67
Trustees’ and Chief Compliance Officer’s fees	29	27	30
Printing and mailing costs	57	3	4
Registration and filing fees	137	67	91
Transfer agency fees (See Note 2.F.)	39	14	55
Other	21	10	18

Total expenses	4,049	1,843	4,263

Less fees waived	(1,156)	(741)	(1,023)

Net expenses	2,893	1,102	3,240

Net investment income (loss)	4,364	1,201	5,169

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	240	4	35

Change in net assets resulting from operations	$4,604	$1,205	$5,204

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$221,473	$1,144,375	$3,794	$11,832
Net realized gain (loss)	(4,387)	218	38	51
Change in net unrealized appreciation/depreciation	(13,881)	13,052	27	114

Change in net assets resulting from operations	203,205	1,157,645	3,859	11,997

DISTRIBUTIONS TO SHAREHOLDERS:
Academy (a)	(5,115)	(457)	—	—
Agency	(6,701)	(49,744)	(109)	(618)
Capital	(125,957)	(597,060)	(969)	(2,326)
Class C	— (b)	(13)	—	—
Empower (c)	— (b)	—	—	—
IM	(21,519)	(117,603)	(1,844)	(5,287)
Institutional Class	(54,268)	(289,111)	(885)	(3,653)
Morgan	(3,813)	(48,418)	—	—
Premier	(4,287)	(41,832)	—	—
Reserve	(7)	(183)	—	—

Total distributions to shareholders	(221,667)	(1,144,421)	(3,807)	(11,884)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,621,607	15,946,055	234,831	26,906

NET ASSETS:
Change in net assets	11,603,145	15,959,279	234,883	27,019
Beginning of period	63,041,128	47,081,849	970,368	943,349

End of period	$74,644,273	$63,041,128	$1,205,251	$970,368

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,791	$75,333	$29,986	$154,259
Net realized gain (loss)	32	10	(105)	25
Change in net unrealized appreciation/depreciation	(388)	331	—	—

Change in net assets resulting from operations	14,435	75,674	29,881	154,284

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	—	—	(4,177)	(16,604)
Agency SL	(14,799)	(75,337)	—	—
Capital	—	—	(8,499)	(30,328)
Class C	—	—	(23)	(277)
Institutional Class	—	—	(10,443)	(62,194)
Investor	—	—	(5)	(127)
Morgan	—	—	(1,023)	(6,659)
Premier	—	—	(5,822)	(38,021)
Reserve	—	—	(5)	(65)

Total distributions to shareholders	(14,799)	(75,337)	(29,997)	(154,275)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,286,873)	589,948	1,377,345	5,465,305

NET ASSETS:
Change in net assets	(1,287,237)	590,285	1,377,229	5,465,314
Beginning of period	3,455,824	2,865,539	10,766,660	5,301,346

End of period	$2,168,587	$3,455,824	$12,143,889	$10,766,660

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$227,359	$2,820,670	$37,726	$552,404
Net realized gain (loss)	2,189	(82)	147	(198)

Change in net assets resulting from operations	229,548	2,820,588	37,873	552,206

DISTRIBUTIONS TO SHAREHOLDERS:
Academy (a) (b)	(943)	(216)	— (c)	—
Agency	(14,865)	(230,142)	(1,871)	(38,568)
Capital	(155,537)	(1,543,302)	(18,293)	(146,413)
Class C	—	—	(66)	(3,629)
E*Trade	(91)	(3,113)	—	—
Eagle Class (d)	—	(16,148)	—	—
Eagle Private Wealth Class (e)	—	— (c)	—	—
Empower (f)	(3)	—	— (c)	—
IM	(11,890)	(130,326)	(59)	(10,160)
Institutional Class	(40,132)	(768,011)	(16,365)	(322,365)
Investor	(408)	(15,053)	(14)	(518)
Morgan	(1,050)	(28,533)	(280)	(11,478)
Premier	(2,239)	(64,204)	(777)	(19,186)
Reserve	(9)	(268)	(2)	(88)
Service	(192)	(21,354)	—	—

Total distributions to shareholders	(227,359)	(2,820,670)	(37,727)	(552,405)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	59,925,595	13,842,318	(1,070,505)	1,434,312

NET ASSETS:
Change in net assets	59,927,784	13,842,236	(1,070,359)	1,434,113
Beginning of period	159,202,092	145,359,856	31,117,700	29,683,587

End of period	$219,129,876	$159,202,092	$30,047,341	$31,117,700

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Treasury Plus Money Market Fund.
(c)	Amount rounds to less than one thousand.
(d)	Liquidated on November 25, 2019 for JPMorgan U.S. Government Money Market Fund.
(e)	Liquidated on December 9, 2019 for JPMorgan U.S. Government Money Market Fund.
(f)	Commencement of offering of class of shares effective February 23, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,526	$51,909	$111,634	$1,071,524
Net realized gain (loss)	103	119	349	711

Change in net assets resulting from operations	4,629	52,028	111,983	1,072,235

DISTRIBUTIONS TO SHAREHOLDERS:
Academy (a)	—	—	— (b)	—
Agency	(416)	(3,685)	(4,948)	(66,255)
Capital	—	—	(68,689)	(546,192)
Empower (c)	—	—	— (b)	—
IM (d)	—	—	(139)	(25)
Institutional Class	(4,032)	(45,076)	(34,267)	(364,514)
Morgan	(26)	(515)	(1,042)	(29,187)
Premier	(165)	(2,733)	(1,692)	(38,642)
Reserve	—	—	(858)	(27,410)

Total distributions to shareholders	(4,639)	(52,009)	(111,635)	(1,072,225)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(153,564)	(681,168)	27,696,843	16,533,512

NET ASSETS:
Change in net assets	(153,574)	(681,149)	27,697,191	16,533,522
Beginning of period	3,068,681	3,749,830	66,117,669	49,584,147

End of period	$2,915,107	$3,068,681	$93,814,860	$66,117,669

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(d)	Commencement of offering of class of shares effective January 15, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$33,548	$159,638	$4,364	$30,385
Net realized gain (loss)	326	33	240	113

Change in net assets resulting from operations	33,874	159,671	4,604	30,498

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(2,119)	(9,975)	(392)	(1,494)
Eagle Class (a)	—	—	—	(1,387)
Institutional Class	(27,418)	(128,036)	(3,533)	(25,445)
Morgan	(38)	(91)	(97)	(185)
Premier	(1,861)	(9,288)	(326)	(1,279)
Reserve	(2,180)	(12,603)	—	—
Service	—	—	(93)	(749)

Total distributions to shareholders	(33,616)	(159,993)	(4,441)	(30,539)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,194,896)	(4,045,909)	(1,003,518)	(1,058,068)

NET ASSETS:
Change in net assets	(3,194,638)	(4,046,231)	(1,003,355)	(1,058,109)
Beginning of period	12,521,579	16,567,810	2,040,124	3,098,233

End of period	$9,326,941	$12,521,579	$1,036,769	$2,040,124

(a)	Liquidated on November 25, 2019 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,201	$4,781	$5,169	$21,721
Net realized gain (loss)	4	248	35	242

Change in net assets resulting from operations	1,205	5,029	5,204	21,963

DISTRIBUTIONS TO SHAREHOLDERS:
Agency (a)	(96)	(124)	(616)	(2,365)
Eagle Class (b)	—	(24)	—	(60)
Institutional Class (a)	(768)	(2,358)	(3,505)	(10,243)
Morgan	(14)	(18)	(148)	(1,002)
Premier	(315)	(2,220)	(1,128)	(7,987)
Reserve	—	—	(2)	(10)
Service	(29)	(270)	(12)	(91)

Total distributions to shareholders	(1,222)	(5,014)	(5,411)	(21,758)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(277,067)	187,235	(1,939,822)	1,727,911

NET ASSETS:
Change in net assets	(277,084)	187,250	(1,940,029)	1,728,116
Beginning of period	576,717	389,467	2,702,527	974,411

End of period	$299,633	$576,717	$762,498	$2,702,527

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Liquidated on November 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Academy (a)
Proceeds from shares issued	$10,812,924	$150,020	$—	$—
Distributions reinvested	4,954	457	—	—
Cost of shares redeemed	(9,958,527)	—	—	—

Change in net assets resulting from Academy capital transactions	859,351	150,477	—	—

Agency
Proceeds from shares issued	193,502,553	214,440,317	92,536	141,665
Distributions reinvested	905	6,895	—	— (b)
Cost of shares redeemed	(194,527,084)	(214,403,768)	(111,100)	(117,118)

Change in net assets resulting from Agency capital transactions	(1,023,626)	43,444	(18,564)	24,547

Capital
Proceeds from shares issued	209,438,972	203,523,806	910,083	1,037,579
Distributions reinvested	50,747	212,739	5	14
Cost of shares redeemed	(200,291,129)	(196,787,160)	(1,100,429)	(882,404)

Change in net assets resulting from Capital capital transactions	9,198,590	6,949,385	(190,341)	155,189

Class C
Proceeds from shares issued	144	—	—	—
Distributions reinvested	— (b)	13	—	—
Cost of shares redeemed	(216)	(425)	—	—

Change in net assets resulting from Class C capital transactions	(72)	(412)	—	—

Empower (c)
Proceeds from shares issued	25	—	—	—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Empower capital transactions	25	—	—	—

IM
Proceeds from shares issued	63,328,864	53,762,592	10,095,234	5,668,758
Distributions reinvested	424	2,352	1	— (b)
Cost of shares redeemed	(61,356,133)	(50,121,236)	(9,820,586)	(5,752,779)

Change in net assets resulting from IM capital transactions	1,973,155	3,643,708	274,649	(84,021)

Institutional Class
Proceeds from shares issued	109,426,840	85,497,068	3,710,832	2,757,931
Distributions reinvested	9,243	48,602	12	1
Cost of shares redeemed	(105,976,352)	(81,633,030)	(3,541,757)	(2,826,741)

Change in net assets resulting from Institutional Class capital transactions	3,459,731	3,912,640	169,087	(68,809)

Morgan
Proceeds from shares issued	361,658,306	613,721,690	—	—
Distributions reinvested	289	3,561	—	—
Cost of shares redeemed	(363,184,162)	(613,239,003)	—	—

Change in net assets resulting from Morgan capital transactions	(1,525,567)	486,248	—	—

Premier
Proceeds from shares issued	64,986,438	69,228,079	—	—
Distributions reinvested	156	1,244	—	—
Cost of shares redeemed	(66,295,646)	(68,467,754)	—	—

Change in net assets resulting from Premier capital transactions	(1,309,052)	761,569	—	—

Reserve
Proceeds from shares issued	223,787	2,424,770	—	—
Distributions reinvested	1	23	—	—
Cost of shares redeemed	(234,716)	(2,425,797)	—	—

Change in net assets resulting from Reserve capital transactions	(10,928)	(1,004)	—	—

Total change in net assets resulting from capital transactions	$11,621,607	$15,946,055	$234,831	$26,906

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Academy (a)
Issued	10,806,224	149,975	—	—
Reinvested	4,950	457	—	—
Redeemed	(9,950,246)	—	—	—

Change in Academy Shares	860,928	150,432	—	—

Agency
Issued	193,317,779	214,348,639	92,498	141,661
Reinvested	904	6,892	—	— (b)
Redeemed	(194,342,963)	(214,312,930)	(111,041)	(117,115)

Change in Agency Shares	(1,024,280)	42,601	(18,543)	24,546

Capital
Issued	209,314,230	203,471,472	909,700	1,037,557
Reinvested	50,715	212,670	5	14
Redeemed	(200,185,491)	(196,736,156)	(1,099,996)	(882,346)

Change in Capital Shares	9,179,454	6,947,986	(190,291)	155,225

Class C
Issued	144	—	—	—
Reinvested	— (b)	13	—	—
Redeemed	(216)	(425)	—	—

Change in Class C Shares	(72)	(412)	—	—

Empower (c)
Issued	25	—	—	—
Reinvested	— (b)	—	—	—

Change in Empower Shares	25	—	—	—

IM
Issued	63,290,845	53,745,178	10,089,303	5,668,624
Reinvested	424	2,351	1	— (b)
Redeemed	(61,318,187)	(50,104,592)	(9,815,078)	(5,752,627)

Change in IM Shares	1,973,082	3,642,937	274,226	(84,003)

Institutional Class
Issued	109,359,201	85,474,302	3,708,890	2,757,820
Reinvested	9,237	48,585	12	1
Redeemed	(105,914,893)	(81,611,351)	(3,540,013)	(2,826,628)

Change in Institutional Class Shares	3,453,545	3,911,536	168,889	(68,807)

Morgan
Issued	361,242,207	613,432,479	—	—
Reinvested	288	3,560	—	—
Redeemed	(362,768,920)	(612,952,228)	—	—

Change in Morgan Shares	(1,526,425)	483,811	—	—

Premier
Issued	64,934,609	69,204,821	—	—
Reinvested	156	1,244	—	—
Redeemed	(66,243,682)	(68,444,952)	—	—

Change in Premier Shares	(1,308,917)	761,113	—	—

Reserve
Issued	223,644	2,423,689	—	—
Reinvested	1	23	—	—
Redeemed	(234,570)	(2,424,725)	—	—

Change in Reserve Shares	(10,925)	(1,013)	—	—

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$—	$—	$2,558,142	$2,393,073
Distributions reinvested	—	—	1,694	2,765
Cost of shares redeemed	—	—	(2,777,765)	(1,485,097)

Change in net assets resulting from Agency capital transactions	—	—	(217,929)	910,741

Agency SL
Proceeds from shares issued	28,133,590	24,507,300	—	—
Distributions reinvested	—	1	—	—
Cost of shares redeemed	(29,420,463)	(23,917,353)	—	—

Change in net assets resulting from Agency SL capital transactions	(1,286,873)	589,948	—	—

Capital
Proceeds from shares issued	—	—	8,655,873	3,670,986
Distributions reinvested	—	—	3,477	12,365
Cost of shares redeemed	—	—	(6,148,396)	(1,945,970)

Change in net assets resulting from Capital capital transactions	—	—	2,510,954	1,737,381

Class C
Proceeds from shares issued	—	—	65,821	13,606
Distributions reinvested	—	—	23	275
Cost of shares redeemed	—	—	(50,447)	(17,530)

Change in net assets resulting from Class C capital transactions	—	—	15,397	(3,649)

Institutional Class
Proceeds from shares issued	—	—	4,789,318	4,691,517
Distributions reinvested	—	—	2,591	21,795
Cost of shares redeemed	—	—	(5,148,812)	(4,018,108)

Change in net assets resulting from Institutional Class capital transactions	—	—	(356,903)	695,204

Investor
Proceeds from shares issued	—	—	4,376	3,928
Distributions reinvested	—	—	5	127
Cost of shares redeemed	—	—	(6,096)	(4,298)

Change in net assets resulting from Investor capital transactions	—	—	(1,715)	(243)

Morgan
Proceeds from shares issued	—	—	774,116	622,663
Distributions reinvested	—	—	1,010	6,392
Cost of shares redeemed	—	—	(690,894)	(393,322)

Change in net assets resulting from Morgan capital transactions	—	—	84,232	235,733

Premier
Proceeds from shares issued	—	—	5,412,304	4,742,192
Distributions reinvested	—	—	2,611	11,491
Cost of shares redeemed	—	—	(6,073,471)	(2,862,793)

Change in net assets resulting from Premier capital transactions	—	—	(658,556)	1,890,890

Reserve
Proceeds from shares issued	—	—	3,931	410
Distributions reinvested	—	—	5	64
Cost of shares redeemed	—	—	(2,071)	(1,226)

Change in net assets resulting from Reserve capital transactions	—	—	1,865	(752)

Total change in net assets resulting from capital transactions	$(1,286,873)	$589,948	$1,377,345	$5,465,305

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Agency
Issued	—	—	2,558,142	2,393,073
Reinvested	—	—	1,694	2,765
Redeemed	—	—	(2,777,765)	(1,485,097)

Change in Agency Shares	—	—	(217,929)	910,741

Agency SL
Issued	28,129,071	24,504,701	—	—
Reinvested	—	1	—	—
Redeemed	(29,415,847)	(23,914,801)	—	—

Change in Agency SL Shares	(1,286,776)	589,901	—	—

Capital
Issued	—	—	8,655,873	3,670,986
Reinvested	—	—	3,477	12,365
Redeemed	—	—	(6,148,396)	(1,945,970)

Change in Capital Shares	—	—	2,510,954	1,737,381

Class C
Issued	—	—	65,821	13,606
Reinvested	—	—	23	275
Redeemed	—	—	(50,447)	(17,530)

Change in Class C Shares	—	—	15,397	(3,649)

Institutional Class
Issued	—	—	4,789,318	4,691,517
Reinvested	—	—	2,591	21,795
Redeemed	—	—	(5,148,812)	(4,018,108)

Change in Institutional Class Shares	—	—	(356,903)	695,204

Investor
Issued	—	—	4,376	3,928
Reinvested	—	—	5	127
Redeemed	—	—	(6,096)	(4,298)

Change in Investor Shares	—	—	(1,715)	(243)

Morgan
Issued	—	—	774,116	622,661
Reinvested	—	—	1,010	6,392
Redeemed	—	—	(690,894)	(393,322)

Change in Morgan Shares	—	—	84,232	235,731

Premier
Issued	—	—	5,412,304	4,742,192
Reinvested	—	—	2,611	11,491
Redeemed	—	—	(6,073,471)	(2,862,793)

Change in Premier Shares	—	—	(658,556)	1,890,890

Reserve
Issued	—	—	3,931	410
Reinvested	—	—	5	64
Redeemed	—	—	(2,071)	(1,226)

Change in Reserve Shares	—	—	1,865	(752)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Academy (a) (b)
Proceeds from shares issued	$12,944,824	$85,020	$17,600	$—
Distributions reinvested	681	6	— (c)	—
Cost of shares redeemed	(9,341,057)	—	—	—

Change in net assets resulting from Academy capital transactions	3,604,448	85,026	17,600	—

Agency
Proceeds from shares issued	1,600,808,292	1,276,267,711	152,635,506	170,809,933
Distributions reinvested	512	9,104	241	3,887
Cost of shares redeemed	(1,598,792,375)	(1,273,257,104)	(152,514,765)	(171,083,496)

Change in net assets resulting from Agency capital transactions	2,016,429	3,019,711	120,982	(269,676)

Capital
Proceeds from shares issued	1,460,504,688	1,239,463,988	165,049,187	76,540,607
Distributions reinvested	78,945	689,238	6,742	33,856
Cost of shares redeemed	(1,403,663,957)	(1,227,280,092)	(161,462,580)	(73,053,662)

Change in net assets resulting from Capital capital transactions	56,919,676	12,873,134	3,593,349	3,520,801

Class C
Proceeds from shares issued	—	—	368,506	222,137
Distributions reinvested	—	—	66	3,629
Cost of shares redeemed	—	—	(267,852)	(308,170)

Change in net assets resulting from Class C capital transactions	—	—	100,720	(82,404)

E*Trade
Proceeds from shares issued	347,481	228,719	—	—
Distributions reinvested	91	3,113	—	—
Cost of shares redeemed	(241,169)	(208,477)	—	—

Change in net assets resulting from E*Trade capital transactions	106,403	23,355	—	—

Eagle Class (d)
Proceeds from shares issued	—	543,448	—	—
Distributions reinvested	—	14,518	—	—
Cost of shares redeemed	—	(4,416,056)	—	—

Change in net assets resulting from Eagle Class capital transactions	—	(3,858,090)	—	—

Eagle Private Wealth Class (e)
Distributions reinvested	—	— (c)	—	—
Cost of shares redeemed	—	(21)	—	—

Change in net assets resulting from Eagle Private Wealth Class capital transactions	—	(21)	—	—

Empower (f)
Proceeds from shares issued	500,025	—	25	—
Distributions reinvested	3	—	— (c)	—

Change in net assets resulting from Empower capital transactions	500,028	—	25	—

IM
Proceeds from shares issued	55,334,290	53,182,765	162,293	1,226,373
Distributions reinvested	1,164	40,503	—	6,783
Cost of shares redeemed	(55,462,128)	(51,888,343)	(175,446)	(2,647,217)

Change in net assets resulting from IM capital transactions	(126,674)	1,334,925	(13,153)	(1,414,061)

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	499,546,688	358,725,290	111,052,658	89,228,169
Distributions reinvested	10,718	510,121	4,900	221,403
Cost of shares redeemed	(503,195,206)	(357,857,934)	(115,889,477)	(90,328,833)

Change in net assets resulting from Institutional Class capital transactions	(3,637,800)	1,377,477	(4,831,919)	(879,261)

Investor
Proceeds from shares issued	716,851	317,919	309,268	170,196
Distributions reinvested	408	15,053	— (c)	11
Cost of shares redeemed	(559,132)	(775,851)	(322,601)	(168,853)

Change in net assets resulting from Investor capital transactions	158,127	(442,879)	(13,333)	1,354

Morgan
Proceeds from shares issued	290,553,607	311,978,401	95,567,595	166,379,043
Distributions reinvested	384	7,869	27	855
Cost of shares redeemed	(290,747,454)	(311,582,589)	(95,866,297)	(166,279,543)

Change in net assets resulting from Morgan capital transactions	(193,463)	403,681	(298,675)	100,355

Premier
Proceeds from shares issued	161,795,078	163,482,618	28,900,319	27,622,521
Distributions reinvested	310	5,220	350	6,993
Cost of shares redeemed	(160,870,362)	(162,337,604)	(28,645,366)	(27,171,290)

Change in net assets resulting from Premier capital transactions	925,026	1,150,234	255,303	458,224

Reserve
Proceeds from shares issued	457,562	13,945	333,712	1,498
Distributions reinvested	9	268	2	87
Cost of shares redeemed	(450,986)	(12,851)	(335,118)	(2,605)

Change in net assets resulting from Reserve capital transactions	6,585	1,362	(1,404)	(1,020)

Service
Proceeds from shares issued	216,977	335,160	—	—
Distributions reinvested	192	21,353	—	—
Cost of shares redeemed	(570,359)	(2,482,110)	—	—

Change in net assets resulting from Service capital transactions	(353,190)	(2,125,597)	—	—

Total change in net assets resulting from capital transactions	$59,925,595	$13,842,318	$(1,070,505)	$1,434,312

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Treasury Plus Money Market Fund.
(c)	Amount rounds to less than one thousand.
(d)	Liquidated on November 25, 2019 for JPMorgan U.S. Government Money Market Fund.
(e)	Liquidated on December 9, 2019 for JPMorgan U.S. Government Money Market Fund.
(f)	Commencement of offering of class of shares effective February 23, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Academy (a) (b)
Issued	12,944,824	85,020	17,600	—
Reinvested	681	6	— (c)	—
Redeemed	(9,341,057)	—	—	—

Change in Academy Shares	3,604,448	85,026	17,600	—

Agency
Issued	1,600,808,292	1,276,267,274	152,635,506	170,809,890
Reinvested	512	9,104	241	3,887
Redeemed	(1,598,792,375)	(1,273,256,883)	(152,514,765)	(171,083,444)

Change in Agency Shares	2,016,429	3,019,495	120,982	(269,667)

Capital
Issued	1,460,504,688	1,239,463,766	165,049,187	76,540,547
Reinvested	78,945	689,238	6,742	33,856
Redeemed	(1,403,663,957)	(1,227,279,800)	(161,462,580)	(73,053,452)

Change in Capital Shares	56,919,676	12,873,204	3,593,349	3,520,951

Class C
Issued	—	—	368,506	222,129
Reinvested	—	—	66	3,629
Redeemed	—	—	(267,852)	(308,159)

Change in Class C Shares	—	—	100,720	(82,401)

E*Trade
Issued	347,481	228,715	—	—
Reinvested	91	3,114	—	—
Redeemed	(241,169)	(208,471)	—	—

Change in E*Trade Shares	106,403	23,358	—	—

Eagle Class (d)
Issued	—	543,315	—	—
Reinvested	—	14,518	—	—
Redeemed	—	(4,416,055)	—	—

Change in Eagle Class Shares	—	(3,858,222)	—	—

Eagle Private Wealth Class (e)
Reinvested	—	— (c)	—	—
Redeemed	—	(20)	—	—

Change in Eagle Private Wealth Class Shares	—	(20)	—	—

Empower (f)
Issued	500,025	—	25	—
Reinvested	3	—	— (c)	—

Change in Empower Shares	500,028	—	25	—

IM
Issued	55,334,290	53,182,729	162,293	1,226,280
Reinvested	1,164	40,503	—	6,783
Redeemed	(55,462,128)	(51,888,257)	(175,446)	(2,647,216)

Change in IM Shares	(126,674)	1,334,975	(13,153)	(1,414,153)

Institutional Class
Issued	499,546,688	358,725,178	111,052,658	89,227,998
Reinvested	10,718	510,121	4,900	221,403
Redeemed	(503,195,206)	(357,857,535)	(115,889,477)	(90,328,769)

Change in Institutional Class Shares	(3,637,800)	1,377,764	(4,831,919)	(879,368)

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS: (continued)
Investor
Issued	716,851	317,915	309,268	170,195
Reinvested	408	15,053	— (c)	11
Redeemed	(559,132)	(775,846)	(322,601)	(168,852)

Change in Investor Shares	158,127	(442,878)	(13,333)	1,354

Morgan
Issued	290,553,607	311,978,292	95,567,595	166,379,004
Reinvested	384	7,869	27	855
Redeemed	(290,747,454)	(311,582,523)	(95,866,297)	(166,279,491)

Change in Morgan Shares	(193,463)	403,638	(298,675)	100,368

Premier
Issued	161,795,078	163,482,569	28,900,319	27,622,517
Reinvested	310	5,220	350	6,993
Redeemed	(160,870,362)	(162,337,574)	(28,645,366)	(27,171,261)

Change in Premier Shares	925,026	1,150,215	255,303	458,249

Reserve
Issued	457,562	13,945	333,712	1,498
Reinvested	9	267	2	87
Redeemed	(450,986)	(12,851)	(335,118)	(2,605)

Change in Reserve Shares	6,585	1,361	(1,404)	(1,020)

Service
Issued	216,977	335,116	—	—
Reinvested	192	21,353	—	—
Redeemed	(570,359)	(2,482,066)	—	—

Change in Service Shares	(353,190)	(2,125,597)	—	—

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Treasury Plus Money Market Fund.
(c)	Amount rounds to less than one thousand.
(d)	Liquidated on November 25, 2019 for JPMorgan U.S. Government Money Market Fund.
(e)	Liquidated on December 9, 2019 for JPMorgan U.S. Government Money Market Fund.
(f)	Commencement of offering of class of shares effective February 23, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Academy (a)
Proceeds from shares issued	$—	$—	$49,400	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(31,800)	—

Change in net assets resulting from Academy capital transactions	—	—	17,600	—

Agency
Proceeds from shares issued	2,560,354	2,960,215	463,009,206	388,303,998
Distributions reinvested	121	686	589	7,638
Cost of shares redeemed	(2,484,434)	(2,866,309)	(463,019,159)	(386,681,435)

Change in net assets resulting from Agency capital transactions	76,041	94,592	(9,364)	1,630,201

Capital
Proceeds from shares issued	—	—	382,146,647	298,441,950
Distributions reinvested	—	—	26,787	225,598
Cost of shares redeemed	—	—	(356,770,899)	(289,232,259)

Change in net assets resulting from Capital capital transactions	—	—	25,402,535	9,435,289

Empower (c)
Proceeds from shares issued	—	—	25	—
Distributions reinvested	—	—	— (b)	—

Change in net assets resulting from Empower capital transactions	—	—	25	—

IM
Proceeds from shares issued	—	—	431,773	18,801
Distributions reinvested	—	—	139	25
Cost of shares redeemed	—	—	(443,570)	(6,941)

Change in net assets resulting from IM capital transactions	—	—	(11,658)	11,885

Institutional Class
Proceeds from shares issued	12,654,908	9,696,291	113,569,290	71,922,177
Distributions reinvested	1,394	15,541	8,195	68,397
Cost of shares redeemed	(12,884,383)	(10,556,887)	(111,762,217)	(67,566,674)

Change in net assets resulting from Institutional Class capital transactions	(228,081)	(845,055)	1,815,268	4,423,900

Morgan
Proceeds from shares issued	88,923	50,871	75,789,478	84,584,237
Distributions reinvested	24	480	786	21,565
Cost of shares redeemed	(70,128)	(45,913)	(75,562,104)	(84,591,494)

Change in net assets resulting from Morgan capital transactions	18,819	5,438	228,160	14,308

Premier
Proceeds from shares issued	1,306,694	1,131,836	12,237,468	20,764,723
Distributions reinvested	60	765	244	7,211
Cost of shares redeemed	(1,327,097)	(1,068,744)	(12,774,776)	(20,294,193)

Change in net assets resulting from Premier capital transactions	(20,343)	63,857	(537,064)	477,741

Reserve
Proceeds from shares issued	—	—	16,083,935	18,891,281
Distributions reinvested	—	—	16	437
Cost of shares redeemed	—	—	(15,292,610)	(18,351,530)

Change in net assets resulting from Reserve capital transactions	—	—	791,341	540,188

Total change in net assets resulting from capital transactions	$(153,564)	$(681,168)	$27,696,843	$16,533,512

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(d)	Commencement of offering of class of shares effective January 15, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Academy (a)
Issued	—	—	49,400	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	(31,800)	—

Change in Academy Shares	—	—	17,600	—

Agency
Issued	2,560,350	2,960,176	463,009,202	388,303,998
Reinvested	121	686	589	7,638
Redeemed	(2,484,420)	(2,866,254)	(463,019,159)	(386,681,435)

Change in Agency Shares	76,051	94,608	(9,368)	1,630,201

Capital
Issued	—	—	382,146,647	298,441,950
Reinvested	—	—	26,787	225,598
Redeemed	—	—	(356,770,851)	(289,232,259)

Change in Capital Shares	—	—	25,402,583	9,435,289

Empower (c)
Issued	—	—	25	—
Reinvested	—	—	— (b)	—

Change in Empower Shares	—	—	25	—

IM (d)
Issued	—	—	431,781	18,794
Reinvested	—	—	131	32
Redeemed	—	—	(443,570)	(6,941)

Change in IM Shares	—	—	(11,658)	11,885

Institutional Class
Issued	12,654,869	9,696,225	113,569,217	71,922,177
Reinvested	1,394	15,541	8,195	68,397
Redeemed	(12,884,348)	(10,556,853)	(111,762,217)	(67,566,674)

Change in Institutional Class Shares	(228,085)	(845,087)	1,815,195	4,423,900

Morgan
Issued	88,890	50,870	75,789,478	84,584,237
Reinvested	24	480	786	21,565
Redeemed	(70,095)	(45,908)	(75,562,098)	(84,591,494)

Change in Morgan Shares	18,819	5,442	228,166	14,308

Premier
Issued	1,306,688	1,131,835	12,237,468	20,764,723
Reinvested	60	765	244	7,211
Redeemed	(1,327,097)	(1,068,731)	(12,774,774)	(20,294,193)

Change in Premier Shares	(20,349)	63,869	(537,062)	477,741

Reserve
Issued	—	—	16,083,935	18,891,281
Reinvested	—	—	16	437
Redeemed	—	—	(15,292,590)	(18,351,530)

Change in Reserve Shares	—	—	791,361	540,188

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective February 23, 2021 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.
(d)	Commencement of offering of class of shares effective January 15, 2020 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$848,146	$871,757	$218,883	$212,906
Distributions reinvested	253	330	104	160
Cost of shares redeemed	(1,258,223)	(1,153,739)	(270,871)	(227,454)

Change in net assets resulting from Agency capital transactions	(409,824)	(281,652)	(51,884)	(14,388)

Eagle Class (a)
Proceeds from shares issued	—	—	—	142,010
Distributions reinvested	—	—	—	1,270
Cost of shares redeemed	—	—	—	(708,765)

Change in net assets resulting from Eagle Class capital transactions	—	—	—	(565,485)

Institutional Class
Proceeds from shares issued	29,765,334	33,994,016	6,326,892	10,468,155
Distributions reinvested	1,990	14,858	2,091	18,565
Cost of shares redeemed	(32,082,322)	(37,237,476)	(7,183,133)	(10,802,030)

Change in net assets resulting from Institutional Class capital transactions	(2,314,998)	(3,228,602)	(854,150)	(315,310)

Morgan
Proceeds from shares issued	67,584	8,331	86,688	34,138
Distributions reinvested	38	90	97	185
Cost of shares redeemed	(55,634)	(7,463)	(78,412)	(14,749)

Change in net assets resulting from Morgan capital transactions	11,988	958	8,373	19,574

Premier
Proceeds from shares issued	1,033,554	1,170,039	128,703	167,754
Distributions reinvested	71	189	49	95
Cost of shares redeemed	(1,382,269)	(1,385,434)	(194,794)	(161,846)

Change in net assets resulting from Premier capital transactions	(348,644)	(215,206)	(66,042)	6,003

Reserve
Proceeds from shares issued	8,608,499	10,411,802	—	—
Distributions reinvested	5	17	—	—
Cost of shares redeemed	(8,741,922)	(10,733,226)	—	—

Change in net assets resulting from Reserve capital transactions	(133,418)	(321,407)	—	—

Service
Proceeds from shares issued	—	—	—	36,138
Distributions reinvested	—	—	92	749
Cost of shares redeemed	—	—	(39,907)	(225,349)

Change in net assets resulting from Service capital transactions	—	—	(39,815)	(188,462)

Total change in net assets resulting from capital transactions	$(3,194,896)	$(4,045,909)	$(1,003,518)	$(1,058,068)

(a)	Liquidated on November 25, 2019 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Agency
Issued	848,146	871,757	218,883	212,902
Reinvested	253	330	104	160
Redeemed	(1,258,223)	(1,153,739)	(270,864)	(227,454)

Change in Agency Shares	(409,824)	(281,652)	(51,877)	(14,392)

Eagle Class (a)
Issued	—	—	—	142,010
Reinvested	—	—	—	1,270
Redeemed	—	—	—	(708,738)

Change in Eagle Class Shares	—	—	—	(565,458)

Institutional Class
Issued	29,765,334	33,994,016	6,326,873	10,468,118
Reinvested	1,990	14,858	2,091	18,565
Redeemed	(32,082,322)	(37,237,476)	(7,183,133)	(10,802,030)

Change in Institutional Class Shares	(2,314,998)	(3,228,602)	(854,169)	(315,347)

Morgan
Issued	67,584	8,331	86,688	34,138
Reinvested	38	90	97	185
Redeemed	(55,634)	(7,463)	(78,412)	(14,748)

Change in Morgan Shares	11,988	958	8,373	19,575

Premier
Issued	1,033,554	1,170,039	128,703	167,753
Reinvested	71	189	49	95
Redeemed	(1,382,269)	(1,385,434)	(194,788)	(161,846)

Change in Premier Shares	(348,644)	(215,206)	(66,036)	6,002

Reserve
Issued	8,608,499	10,411,802	—	—
Reinvested	5	17	—	—
Redeemed	(8,741,922)	(10,733,226)	—	—

Change in Reserve Shares	(133,418)	(321,407)	—	—

Service
Issued	—	—	—	36,138
Reinvested	—	—	92	749
Redeemed	—	—	(39,901)	(225,334)

Change in Service Shares	—	—	(39,809)	(188,447)

(a)	Liquidated on November 25, 2019 for JPMorgan Municipal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Agency (a)
Proceeds from shares issued	$89,722	$66,539	$181,856	$715,020
Distributions reinvested	— (b)	— (b)	— (b)	— (b)
Cost of shares redeemed	(92,897)	(41,639)	(371,702)	(452,366)

Change in net assets resulting from Agency capital transactions	(3,175)	24,900	(189,846)	262,654

Eagle Class (c)
Proceeds from shares issued	—	8,563	—	18,662
Distributions reinvested	—	22	—	56
Cost of shares redeemed	—	(18,855)	—	(53,610)

Change in net assets resulting from Eagle Class capital transactions	—	(10,270)	—	(34,892)

Institutional Class (a)
Proceeds from shares issued	372,860	996,142	1,320,304	4,204,905
Distributions reinvested	4	— (b)	105	145
Cost of shares redeemed	(503,841)	(708,396)	(2,413,099)	(2,579,748)

Change in net assets resulting from Institutional Class capital transactions	(130,977)	287,746	(1,092,690)	1,625,302

Morgan
Proceeds from shares issued	33,813	2,313	27,493	32,103
Distributions reinvested	14	18	143	959
Cost of shares redeemed	(29,152)	(1,474)	(29,866)	(103,021)

Change in net assets resulting from Morgan capital transactions	4,675	857	(2,230)	(69,959)

Premier
Proceeds from shares issued	483,690	1,046,355	894,945	2,924,871
Distributions reinvested	78	996	325	4,126
Cost of shares redeemed	(615,018)	(1,073,578)	(1,546,070)	(2,955,568)

Change in net assets resulting from Premier capital transactions	(131,250)	(26,227)	(650,800)	(26,571)

Reserve
Proceeds from shares issued	—	—	4,281	3,749
Distributions reinvested	—	—	2	10
Cost of shares redeemed	—	—	(3,908)	(4,206)

Change in net assets resulting from Reserve capital transactions	—	—	375	(447)

Service
Proceeds from shares issued	2	23,376	1	21,226
Distributions reinvested	29	269	12	91
Cost of shares redeemed	(16,371)	(113,416)	(4,644)	(49,493)

Change in net assets resulting from Service capital transactions	(16,340)	(89,771)	(4,631)	(28,176)

Total change in net assets resulting from capital transactions	$(277,067)	$187,235	$(1,939,822)	$1,727,911

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on November 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Agency (a)
Issued	89,714	66,522	181,854	715,020
Reinvested	— (b)	— (b)	— (b)	— (b)
Redeemed	(92,894)	(41,633)	(371,696)	(452,366)

Change in Agency Shares	(3,180)	24,889	(189,842)	262,654

Eagle Class (c)
Issued	—	8,557	—	18,661
Reinvested	—	22	—	56
Redeemed	—	(18,844)	—	(53,610)

Change in Eagle Class Shares	—	(10,265)	—	(34,893)

Institutional Class (a)
Issued	372,851	995,953	1,320,271	4,204,902
Reinvested	4	— (b)	105	145
Redeemed	(503,824)	(708,283)	(2,413,093)	(2,579,747)

Change in Institutional Class Shares	(130,969)	287,670	(1,092,717)	1,625,300

Morgan
Issued	33,811	2,312	27,488	32,103
Reinvested	14	18	143	959
Redeemed	(29,152)	(1,473)	(29,866)	(103,008)

Change in Morgan Shares	4,673	857	(2,235)	(69,946)

Premier
Issued	483,680	1,046,255	894,939	2,924,859
Reinvested	78	996	325	4,126
Redeemed	(615,011)	(1,073,445)	(1,546,038)	(2,955,566)

Change in Premier Shares	(131,253)	(26,194)	(650,774)	(26,581)

Reserve
Issued	—	—	4,281	3,749
Reinvested	—	—	3	10
Redeemed	—	—	(3,908)	(4,206)

Change in Reserve Shares	—	—	376	(447)

Service
Issued	—	23,339	1	21,226
Reinvested	29	269	12	91
Redeemed	(16,367)	(113,330)	(4,644)	(49,493)

Change in Service Shares	(16,338)	(89,722)	(4,631)	(28,176)

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on November 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Academy
Year Ended February 28, 2021	$1.0006	$0.0036		$—	(d)	$0.0036		$(0.0036)	$—	(d)	$(0.0036)
May 15, 2019 (e) through February 29, 2020	1.0003	0.0162		0.0003		0.0165		(0.0162)	—		(0.0162)

Agency
Year Ended February 28, 2021	1.0007	0.0028		0.0001		0.0029		(0.0028)	—	(d)	(0.0028)
Year Ended February 29, 2020	1.0003	0.0205		0.0004		0.0209		(0.0205)	—	(d)	(0.0205)
Year Ended February 28, 2019	1.0001	0.0204		0.0002		0.0206		(0.0204)	—	(d)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(f)	(0.0004)		0.0110		(0.0113)	—	(d)	(0.0113)
Year Ended February 28, 2017	1.0000	0.0036	(f)	0.0016		0.0052		(0.0048)	—	(d)	(0.0048)

Capital
Year Ended February 28, 2021	1.0005	0.0036		—	(d)	0.0036		(0.0036)	—	(d)	(0.0036)
Year Ended February 29, 2020	1.0003	0.0213		0.0002		0.0215		(0.0213)	—	(d)	(0.0213)
Year Ended February 28, 2019	1.0001	0.0212		0.0002		0.0214		(0.0212)	—	(d)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(f)	(0.0004)		0.0118		(0.0121)	—	(d)	(0.0121)
Year Ended February 28, 2017	1.0000	0.0047	(f)	0.0014		0.0061		(0.0057)	—	(d)	(0.0057)

Class C
Year Ended February 28, 2021	1.0005	0.0006		—	(d)	0.0006		(0.0006)	—	(d)	(0.0006)
Year Ended February 29, 2020	1.0003	0.0134		0.0002		0.0136		(0.0134)	—	(d)	(0.0134)
Year Ended February 28, 2019	1.0001	0.0133		0.0002		0.0135		(0.0133)	—	(d)	(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(f)	—	(d)	0.0039		(0.0042)	—	(d)	(0.0042)
Year Ended February 28, 2017	1.0000	0.0001	(f)	0.0006		0.0007		(0.0003)	—	(d)	(0.0003)

Empower
February 23, 2021 (e) through February 28, 2021	1.0005	—	(d)	—	(d)	—	(d)	— (d)	—		— (d)

IM
Year Ended February 28, 2021	1.0006	0.0039		—	(d)	0.0039		(0.0039)	—	(d)	(0.0039)
Year Ended February 29, 2020	1.0003	0.0216		0.0003		0.0219		(0.0216)	—	(d)	(0.0216)
Year Ended February 28, 2019	1.0001	0.0215		0.0002		0.0217		(0.0215)	—	(d)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(f)	(0.0004)		0.0120		(0.0123)	—	(d)	(0.0123)
Year Ended February 28, 2017	1.0000	0.0055	(f)	0.0007		0.0062		(0.0058)	—	(d)	(0.0058)

Institutional Class
Year Ended February 28, 2021	1.0005	0.0033		—	(d)	0.0033		(0.0033)	—	(d)	(0.0033)
Year Ended February 29, 2020	1.0003	0.0210		0.0002		0.0212		(0.0210)	—	(d)	(0.0210)
Year Ended February 28, 2019	1.0001	0.0209		0.0002		0.0211		(0.0209)	—	(d)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(f)	(0.0004)		0.0115		(0.0118)	—	(d)	(0.0118)
Year Ended February 28, 2017	1.0000	0.0044	(f)	0.0014		0.0058		(0.0054)	—	(d)	(0.0054)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Commencement of offering of class of shares.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than 0.005%.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0006	0.36%		$1,011,973	0.17%	0.38%	0.19%
1.0006	1.66		150,519	0.18	1.69	0.26

1.0008	0.29		1,492,906	0.24	0.30	0.29
1.0007	2.11		2,517,667	0.26	2.05	0.30
1.0003	2.08		2,474,137	0.26	2.09	0.31
1.0001	1.10		1,494,001	0.26	1.14	0.31
1.0004	0.52		1,002,964	0.26	0.36	0.31

1.0005	0.36		42,867,638	0.16	0.31	0.19
1.0005	2.17		33,683,247	0.18	2.09	0.20
1.0003	2.16		26,725,832	0.18	2.13	0.21
1.0001	1.18		24,654,174	0.18	1.22	0.21
1.0004	0.61		20,091,103	0.17	0.47	0.21

1.0005	0.06		734	0.46	0.06	4.90
1.0005	1.37		806	0.97	1.38	3.88
1.0003	1.36		1,218	0.97	1.30	2.80
1.0001	0.39		2,012	0.97	0.39	2.27
1.0004	0.07		4,289	0.60	0.01	1.20

1.0005	0.00	(g)	25	0.12	0.10	0.19

1.0006	0.39		7,515,957	0.13	0.35	0.14
1.0006	2.21		5,541,728	0.15	2.12	0.15
1.0003	2.19		1,896,262	0.16	2.13	0.16
1.0001	1.21		2,032,079	0.16	1.24	0.16
1.0004	0.62		2,010,581	0.16	0.55	0.17

1.0005	0.33		19,063,596	0.19	0.30	0.24
1.0005	2.14		15,607,982	0.21	2.07	0.25
1.0003	2.13		11,691,618	0.21	2.12	0.26
1.0001	1.15		8,567,374	0.21	1.19	0.26
1.0004	0.58		6,081,787	0.20	0.44	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund* (continued)
Morgan
Year Ended February 28, 2021	$1.0008	$0.0016		$0.0003	$0.0019	$(0.0016)	$—	(d)	$(0.0016)
Year Ended February 29, 2020	1.0003	0.0180		0.0005	0.0185	(0.0180)	—	(d)	(0.0180)
Year Ended February 28, 2019	1.0001	0.0179		0.0002	0.0181	(0.0179)	—	(d)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(f)	(0.0005)	0.0084	(0.0087)	—	(d)	(0.0087)
Year Ended February 28, 2017	1.0000	0.0014	(f)	0.0012	0.0026	(0.0022)	—	(d)	(0.0022)

Premier
Year Ended February 28, 2021	1.0006	0.0019		0.0001	0.0020	(0.0019)	—	(d)	(0.0019)
Year Ended February 29, 2020	1.0003	0.0186		0.0003	0.0189	(0.0186)	—	(d)	(0.0186)
Year Ended February 28, 2019	1.0001	0.0185		0.0002	0.0187	(0.0185)	—	(d)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(f)	(0.0005)	0.0091	(0.0094)	—	(d)	(0.0094)
Year Ended February 28, 2017	1.0000	0.0020	(f)	0.0013	0.0033	(0.0029)	—	(d)	(0.0029)

Reserve
Year Ended February 28, 2021	1.0007	0.0010		0.0002	0.0012	(0.0010)	—	(d)	(0.0010)
Year Ended February 29, 2020	1.0003	0.0161		0.0004	0.0165	(0.0161)	—	(d)	(0.0161)
Year Ended February 28, 2019	1.0001	0.0160		0.0002	0.0162	(0.0160)	—	(d)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(f)	0.0004	0.0066	(0.0069)	—	(d)	(0.0069)
Year Ended February 28, 2017	1.0000	0.0003	(f)	0.0013	0.0016	(0.0012)	—	(d)	(0.0012)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Commencement of offering of class of shares.
(f)	Calculated based upon average shares outstanding.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0011	0.19%	$1,353,316	0.38%	0.22%	0.50%
1.0008	1.87	2,880,586	0.51	1.78	0.51
1.0003	1.82	2,395,205	0.52	1.88	0.53
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54

1.0007	0.20	1,337,044	0.35	0.22	0.44
1.0006	1.91	2,646,576	0.45	1.83	0.45
1.0003	1.89	1,884,553	0.45	1.90	0.46
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46

1.0009	0.12	1,084	0.53	0.33	2.00
1.0007	1.66	12,017	0.70	1.59	0.94
1.0003	1.64	13,024	0.70	1.57	0.85
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Year Ended February 28, 2021	$1.0001	$0.0023	$0.0004		$0.0027	$(0.0023)	$—	(d)	$(0.0023)
Year Ended February 29, 2020	1.0000	0.0117	0.0001	(e)	0.0118	(0.0117)	—	(d)	(0.0117)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0123	—	(d)	0.0123	(0.0123)	—	(d)	(0.0123)

Capital
Year Ended February 28, 2021	1.0000	0.0028	0.0006		0.0034	(0.0028)	—	(d)	(0.0028)
Year Ended February 29, 2020	1.0000	0.0125	—	(d)	0.0125	(0.0125)	—	(d)	(0.0125)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0131	—	(d)	0.0131	(0.0131)	—	(d)	(0.0131)

IM
Year Ended February 28, 2021	1.0000	0.0030	0.0005		0.0035	(0.0030)	—	(d)	(0.0030)
Year Ended February 29, 2020	1.0000	0.0127	—	(d)	0.0127	(0.0127)	—	(d)	(0.0127)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0133	—	(d)	0.0133	(0.0133)	—	(d)	(0.0133)

Institutional Class
Year Ended February 28, 2021	1.0000	0.0026	0.0005		0.0031	(0.0026)	—	(d)	(0.0026)
Year Ended February 29, 2020	1.0000	0.0122	—	(d)	0.0122	(0.0122)	—	(d)	(0.0122)
March 1, 2018 (f) through February 28, 2019	1.0000	0.0128	—	(d)	0.0128	(0.0128)	—	(d)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Net realized and unrealized gains (losses) on investments may appear disproportionate in relation to the classes due to rounding.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.0005	0.27%	$23,163	0.24%		0.25%		0.36%
1.0001	1.19	41,696	0.26		1.15		0.38
1.0000	1.24	17,148	0.26	(g)	1.36	(g)	2.96	(g)

1.0006	0.34	37,889	0.18		0.41		0.22
1.0000	1.26	228,168	0.18		1.18		0.24
1.0000	1.32	72,933	0.18	(g)	1.42	(g)	0.40	(g)

1.0005	0.35	665,960	0.15		0.18		0.16
1.0000	1.28	391,386	0.16		1.24		0.18
1.0000	1.34	475,368	0.16	(g)	1.32	(g)	0.23	(g)

1.0005	0.31	478,239	0.20		0.23		0.26
1.0000	1.23	309,118	0.21		1.20		0.28
1.0000	1.29	377,900	0.21	(g)	1.40	(g)	0.37	(g)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Securities Lending Money Market Fund
Agency SL
Year Ended February 28, 2021	$1.0002	$0.0045	$(0.0001)	$0.0044	$(0.0045)	$—	(d)	$(0.0045)
Year Ended February 29, 2020	1.0001	0.0222	0.0001	0.0223	(0.0222)	—	(d)	(0.0222)
September 19, 2018 (e) through February 28, 2019	1.0000	0.0109	0.0001	0.0110	(0.0109)	—		(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Commencement of operations.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.0001	0.44%	$2,168,587	0.06%		0.48%		0.15%
1.0002	2.25	3,455,824	0.06		2.20		0.16
1.0001	1.10	2,865,539	0.06	(f)	2.53	(f)	0.23	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Agency
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$— (e)	$—	(e)	$— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Capital
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)

Class C
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Institutional Class
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Investor
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Morgan
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.29%	$1,234,800	0.24%	0.27%	0.29%
1.00	2.07	1,452,745	0.26	1.94	0.31
1.00	2.06	542,003	0.26	2.13	0.33
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35

1.00	0.35	4,806,805	0.18	0.25	0.19
1.00	2.15	2,295,874	0.18	2.01	0.21
1.00	2.14	558,492	0.18	2.16	0.23
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22

1.00	0.07	33,821	0.48	0.05	1.15
1.00	1.34	18,423	0.97	1.35	1.18
1.00	1.34	22,073	0.97	1.34	1.19
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18

1.00	0.01	—	0.54	0.01	1.08

1.00	0.32	3,055,814	0.21	0.30	0.24
1.00	2.12	3,412,753	0.21	2.07	0.26
1.00	2.11	2,717,544	0.21	2.17	0.28
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28

1.00	0.17	6,189	0.34	0.16	0.58
1.00	1.81	7,904	0.51	1.78	0.52
1.00	1.81	8,147	0.51	1.79	0.54
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53

1.00	0.14	627,541	0.40	0.14	0.60
1.00	1.73	543,317	0.59	1.69	0.63
1.00	1.73	307,584	0.59	1.76	0.68
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund (continued)
Premier
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$— (e)	$—	(e)	$— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Reserve
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.19%	$2,373,258	0.35%	0.19%	0.44%
1.00	1.87	3,031,847	0.45	1.77	0.46
1.00	1.87	1,140,955	0.45	1.93	0.48
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48

1.00	0.11	5,661	0.40	0.11	0.88
1.00	1.62	3,797	0.70	1.62	0.84
1.00	1.61	4,548	0.70	1.59	0.74
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Academy
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$— (e)	$—		$— (e)
May 15, 2019 (f) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)

Agency
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Capital
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

E*Trade
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)
March 9, 2016 (f) through February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Empower
February 23, 2021 (f) through February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)

IM
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Institutional Class
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

Investor
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	— (e)	—		— (e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)	—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	— (e)	—	(e)	— (e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.14%		$3,689,489	0.14%	0.07%	0.18%
1.00	1.47		85,026	0.18	1.49	0.21

1.00	0.09		16,148,773	0.20	0.08	0.28
1.00	1.87		14,132,125	0.26	1.84	0.30
1.00	1.82		11,112,454	0.26	1.79	0.31
1.00	0.81		13,906,062	0.26	0.80	0.31
1.00	0.22		12,887,975	0.25	0.22	0.31

1.00	0.14		143,184,525	0.15	0.13	0.19
1.00	1.95		86,263,432	0.18	1.91	0.20
1.00	1.90		73,390,258	0.18	1.87	0.21
1.00	0.89		92,747,537	0.18	0.88	0.21
1.00	0.33		86,200,153	0.14	0.35	0.21

1.00	0.03		404,756	0.25	0.02	1.03
1.00	1.12		298,348	1.00	1.10	1.05
1.00	1.07		274,993	1.00	1.04	1.06
1.00	0.13		291,828	0.97	0.17	1.06
1.00	0.02		66,010	0.56	0.01	1.07

1.00	0.00	(g)	500,028	0.06	0.04	0.19

1.00	0.17		7,317,310	0.12	0.16	0.14
1.00	1.99		7,443,910	0.15	1.90	0.15
1.00	1.92		6,108,975	0.16	1.95	0.16
1.00	0.91		2,493,731	0.16	0.96	0.16
1.00	0.33		589,694	0.14	0.34	0.16

1.00	0.12		39,608,624	0.17	0.11	0.23
1.00	1.92		43,246,064	0.21	1.89	0.25
1.00	1.87		41,868,607	0.21	1.88	0.26
1.00	0.86		32,544,047	0.21	0.85	0.26
1.00	0.30		36,869,073	0.17	0.33	0.26

1.00	0.05		842,931	0.24	0.04	0.48
1.00	1.63		684,791	0.50	1.68	0.50
1.00	1.57		1,127,675	0.50	1.60	0.50
1.00	0.56		748,306	0.51	0.54	0.51
1.00	0.03		919,604	0.42	0.02	0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Morgan
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—		$—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.05%	$1,870,723	0.25%	0.05%	0.59%
1.00	1.54	2,064,159	0.59	1.50	0.60
1.00	1.48	1,660,477	0.59	1.49	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61

1.00	0.06	5,020,827	0.22	0.05	0.43
1.00	1.68	4,095,749	0.45	1.64	0.45
1.00	1.62	2,945,521	0.45	1.59	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46

1.00	0.04	27,414	0.22	0.03	0.69
1.00	1.42	20,829	0.70	1.41	0.71
1.00	1.37	19,468	0.70	1.28	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71

1.00	0.03	514,476	0.29	0.03	1.03
1.00	1.07	867,659	1.05	1.19	1.05
1.00	1.02	2,993,274	1.05	1.08	1.05
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Academy
September 30, 2020 (e) through February 28, 2021	$1.00	$—	(f)	$—	(f)	$—	(f)	$— (f)	$—		$— (f)

Agency
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Capital
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
September 22, 2017 (e) through February 28, 2018	1.00	0.01		(0.01)		—	(f)	— (f)	—	(f)	— (f)

Class C
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)	—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Empower
February 23, 2021 (e) through February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)

IM
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Institutional Class
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Investor
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	— (f)	—		— (f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)	—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)	—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$17,600	0.07%	0.03%		0.23%

1.00	0.09		1,865,281	0.20	0.09		0.29
1.00	1.85		1,744,289	0.26	1.85		0.30
1.00	1.83		2,013,982	0.26	1.90		0.30
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31

1.00	0.14		13,539,346	0.16	0.13		0.19
1.00	1.94		9,945,933	0.18	1.89		0.20
1.00	1.91		6,425,187	0.18	1.92		0.20
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	0.02		393,546	0.27	0.02		1.14
1.00	1.13		292,824	0.97	1.16		1.15
1.00	1.11		375,230	0.97	1.09		1.16
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(g)	578,579	0.48	0.00	(g)	1.16

1.00	0.00	(g)	25	0.06	0.02		0.18

1.00	0.17		24,276	0.12	0.19		0.14
1.00	1.97		37,429	0.15	2.26		0.15
1.00	1.93		1,451,488	0.15	1.87		0.15
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16

1.00	0.12		12,055,194	0.17	0.13		0.24
1.00	1.90		16,887,054	0.21	1.88		0.25
1.00	1.88		17,766,429	0.21	1.89		0.25
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26

1.00	0.04		16,604	0.27	0.05		0.54
1.00	1.61		29,937	0.50	1.60		0.50
1.00	1.58		28,583	0.51	1.57		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Morgan
Year Ended February 28, 2021	$1.00	$—	(f)	$—	(f)	$—	(f)	$—	(f)	$—		$—	(f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.04%		$436,183	0.28%	0.05%		0.59%
1.00	1.52		734,856	0.59	1.49		0.60
1.00	1.49		634,508	0.59	1.55		0.61
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(g)	244,830	0.43	0.00	(g)	0.61

1.00	0.05		1,694,724	0.25	0.04		0.44
1.00	1.66		1,439,412	0.45	1.60		0.45
1.00	1.63		981,194	0.45	1.68		0.45
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46

1.00	0.03		4,562	0.34	0.03		0.74
1.00	1.41		5,966	0.70	1.41		0.73
1.00	1.38		6,986	0.70	1.34		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(g)	109,454	0.40	0.00	(g)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Year Ended February 28, 2021	$1.00	$—	(c)	$—	(c)	$—	(c)	$— (c)	$—	(c)	$— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Institutional Class
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Morgan
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.01		0.01		0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

Premier
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)
Year Ended February 29, 2020	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(c)	0.02		(0.02)	—	(c)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)	—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	— (c)	—	(c)	— (c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.11%	$318,757	0.20%	0.10%	0.30%
1.00	1.85	242,716	0.26	1.79	0.30
1.00	1.80	148,122	0.26	1.82	0.31
1.00	0.80	127,451	0.26	0.77	0.33
1.00	0.20	133,227	0.26	0.19	0.35

1.00	0.13	2,344,288	0.17	0.14	0.25
1.00	1.90	2,572,379	0.21	1.90	0.25
1.00	1.85	3,417,418	0.21	1.85	0.26
1.00	0.85	2,668,613	0.21	0.84	0.28
1.00	0.25	2,767,271	0.21	0.25	0.30

1.00	0.06	53,546	0.23	0.05	0.63
1.00	1.51	34,728	0.59	1.48	0.67
1.00	1.46	29,289	0.59	1.45	0.70
1.00	0.46	32,224	0.59	0.44	0.69
1.00	0.02	53,090	0.42	0.01	0.67

1.00	0.08	198,516	0.24	0.08	0.45
1.00	1.65	218,858	0.45	1.58	0.45
1.00	1.60	155,001	0.45	1.54	0.47
1.00	0.60	229,795	0.45	0.65	0.48
1.00	0.04	109,282	0.41	0.04	0.50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
September 30, 2020 (e) through February 28, 2021	$1.00	$—	(f)	$—	(f)	$—	(f)	$—	(f)	$—		$—	(f)

Agency
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Capital
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Empower
February 23, 2021 (e) through February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)

IM
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
January 15, 2020 (e) through February 29, 2020	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)

Institutional Class
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Morgan
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2019	1.00	0.02		—	(f)	0.02		(0.02)		—	(f)	(0.02)
Year Ended February 28, 2018	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Year Ended February 28, 2021	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2020	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(g)	$17,600	0.10%	0.01%		0.21%

1.00	0.10		4,187,912	0.20	0.09		0.29
1.00	1.82		4,197,262	0.26	1.76		0.30
1.00	1.79		2,567,061	0.26	1.81		0.31
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31

1.00	0.13		58,366,269	0.16	0.11		0.19
1.00	1.90		32,963,549	0.18	1.85		0.20
1.00	1.88		23,528,259	0.18	1.88		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21

1.00	0.00	(g)	25	0.07	0.01		0.20

1.00	0.16		227	0.13	0.11		0.14
1.00	0.18		11,885	0.15	1.46		0.15

1.00	0.12		24,097,829	0.18	0.11		0.24
1.00	1.87		22,282,460	0.21	1.83		0.25
1.00	1.84		17,858,556	0.21	1.87		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26

1.00	0.05		2,251,619	0.24	0.05		0.59
1.00	1.49		2,023,440	0.59	1.47		0.60
1.00	1.46		2,009,129	0.59	1.45		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(g)	1,148,892	0.40	0.00	(g)	0.61

1.00	0.06		1,999,999	0.25	0.06		0.44
1.00	1.63		2,537,050	0.45	1.62		0.45
1.00	1.60		2,059,307	0.45	1.65		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46

1.00	0.04		2,893,380	0.25	0.03		0.69
1.00	1.38		2,102,023	0.70	1.34		0.70
1.00	1.35		1,561,835	0.70	1.42		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(g)	75,190	0.41	0.00		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Year Ended February 28, 2021	$1.00	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)	$—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Institutional Class
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Morgan
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Premier
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

Reserve
Year Ended February 28, 2021	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 29, 2020	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(c)	0.01		(0.01)		—	(c)	(0.01)
Year Ended February 28, 2018	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
Year Ended February 28, 2017	1.00	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)

(a)	Calculated based upon average shares outstanding.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.26%	$372,457	0.23%	0.33%	0.29%
1.00	1.17	782,269	0.26	1.17	0.30
1.00	1.24	1,063,941	0.26	1.23	0.31
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31

1.00	0.29	6,858,653	0.20	0.33	0.24
1.00	1.22	9,173,460	0.21	1.23	0.25
1.00	1.29	12,402,297	0.21	1.27	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26

1.00	0.19	22,830	0.30	0.12	0.61
1.00	0.84	10,842	0.59	0.83	0.64
1.00	0.90	9,884	0.59	0.89	0.68
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62

1.00	0.21	498,856	0.29	0.26	0.44
1.00	0.98	847,483	0.45	0.99	0.45
1.00	1.04	1,062,712	0.45	1.03	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46

1.00	0.18	1,574,145	0.29	0.16	0.69
1.00	0.73	1,707,525	0.70	0.72	0.70
1.00	0.79	2,028,976	0.70	0.78	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended September 21, 2016	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Institutional Class
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2019	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.31%	$60,879	0.25%	0.38%	0.31%
1.00	1.20	112,747	0.26	1.20	0.34
1.00	1.26	127,136	0.26	1.25	0.33
1.00	0.73	140,809	0.26	0.76	0.35
1.00	0.33	35,608	0.23	0.20	0.33

1.00	0.01	—	0.41	0.01	1.07

1.00	0.35	834,116	0.20	0.38	0.26
1.00	1.25	1,688,150	0.21	1.24	0.29
1.00	1.31	2,003,502	0.21	1.30	0.28
1.00	0.78	1,575,116	0.21	0.83	0.31
1.00	0.37	303,233	0.21	0.39	0.30

1.00	0.22	43,853	0.35	0.16	0.62
1.00	0.87	35,473	0.59	0.84	0.66
1.00	0.93	15,899	0.59	0.92	0.65
1.00	0.40	13,794	0.59	0.28	0.63
1.00	0.08	312,787	0.49	0.07	0.64

1.00	0.23	69,237	0.35	0.28	0.47
1.00	1.01	135,261	0.45	1.00	0.50
1.00	1.07	129,260	0.45	1.06	0.48
1.00	0.54	116,319	0.45	0.57	0.51
1.00	0.16	31,528	0.41	0.12	0.49

1.00	0.16	28,684	0.44	0.21	1.06
1.00	0.41	68,493	1.05	0.48	1.09
1.00	0.47	256,953	1.05	0.46	1.08
1.00	0.07	282,024	0.91	0.05	1.09
1.00	0.03	363,754	0.54	0.01	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan California Municipal Money Market Fund
Agency
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
March 1, 2019 (f) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(e)	—		—	(e)	—	(e)	—		—	(e)

Institutional Class
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2019 (f) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Morgan
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 9, 2016 (f) through February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2019	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.23%	$21,715	0.22%	0.24%	0.33%
1.00	1.11	24,892	0.26	0.87	0.35

1.00	0.01	—	0.38	0.01	1.07

1.00	0.25	156,740	0.20	0.30	0.28
1.00	1.15	287,724	0.21	1.03	0.30

1.00	0.17	7,122	0.28	0.12	0.63
1.00	0.77	2,447	0.59	0.70	0.69
1.00	0.86	1,591	0.59	0.85	0.72
1.00	0.38	1,310	0.59	0.27	0.75
1.00	0.08	7,314	0.41	0.04	0.64

1.00	0.19	101,991	0.27	0.20	0.48
1.00	0.91	233,249	0.45	0.87	0.50
1.00	1.00	259,463	0.45	0.97	0.52
1.00	0.52	166,312	0.45	0.49	0.55
1.00	0.15	139,487	0.45	0.21	0.57

1.00	0.12	12,065	0.37	0.16	1.08
1.00	0.32	28,405	1.05	0.37	1.10
1.00	0.41	118,146	1.04	0.37	1.12
1.00	0.08	125,615	0.89	0.04	1.15
1.00	0.04	167,422	0.50	0.01	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan New York Municipal Money Market Fund
Agency
Year Ended February 28, 2021	$1.00	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)	$—	(e)
March 1, 2019 (f) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(e)	—		—	(e)	—	(e)	—		—	(e)

Institutional Class
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 1, 2019 (f) through February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)

Morgan
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 9, 2016 (f) through February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2019	1.00	0.01		—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Year Ended February 28, 2021	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2020	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2019	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.30%	$72,812	0.25%	0.44%	0.30%
1.00	1.15	262,677	0.26	1.06	0.31

1.00	0.01	—	0.40	0.01	1.08

1.00	0.34	532,580	0.21	0.41	0.25
1.00	1.20	1,625,406	0.21	1.09	0.26

1.00	0.23	59,934	0.32	0.20	0.64
1.00	0.82	62,178	0.59	0.84	0.63
1.00	0.89	132,127	0.59	0.88	0.66
1.00	0.36	134,395	0.59	0.31	0.67
1.00	0.06	303,713	0.47	0.06	0.66

1.00	0.25	91,945	0.34	0.38	0.45
1.00	0.96	742,781	0.45	0.95	0.47
1.00	1.03	769,285	0.45	1.03	0.49
1.00	0.50	485,365	0.45	0.58	0.51
1.00	0.13	102,091	0.46	0.22	0.53

1.00	0.21	1,498	0.34	0.20	0.70
1.00	0.70	1,122	0.70	0.71	0.72
1.00	0.78	1,569	0.70	0.75	0.74
1.00	0.25	2,285	0.70	0.24	0.78
1.00	0.02	2,607	0.39	0.01	0.73

1.00	0.18	3,729	0.41	0.21	1.11
1.00	0.36	8,363	1.05	0.45	1.08
1.00	0.43	36,537	1.04	0.43	1.09
1.00	0.06	49,027	0.90	0.05	1.11
1.00	0.02	57,064	0.53	0.01	1.10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Academy(1), Agency, Capital, Class C, Empower(2), IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund	Agency, Capital, IM and Institutional Class	JPM IV	Diversified
JPMorgan Securities Lending Money Market Fund	Agency SL	JPM IV	Diversified
JPMorgan Liquid Assets Money Market Fund	Agency, Capital, Class C, E*Trade(3), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy(1), Agency, Capital, E*Trade, Empower(2), IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Academy(4), Agency, Capital, Class C, Empower(2), IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Academy(4), Agency, Capital, Empower(2), IM(5), Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, E*Trade(6), Institutional Class, Morgan, Premier and Service	JPM II	Diversified
JPMorgan California Municipal Money Market Fund	Agency(7), E*Trade(6), Institutional Class(7), Morgan, Premier and Service	JPM I	Diversified
JPMorgan New York Municipal Money Market Fund	Agency(7), E*Trade(6), Institutional Class(7), Morgan, Premier, Reserve and Service	JPM I	Diversified

(1)	Commenced operations on May 15, 2019.
(2)	Commenced operations on February 23, 2021.
(3)	No assets from the close of business on October 19, 2016.
(4)	Commenced operations on September 30, 2020.
(5)	Commenced operations on January 15, 2020.
(6)	No assets from the close of business on September 21, 2016.
(7)	Commenced operations on March 1, 2019.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

146	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

The investment objective of JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

Liquid Assets Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees of the Trusts (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a retail or government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Academy, Agency, Agency SL, Capital, E*Trade, Empower, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. Effective October 1, 2020, Class C Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

For Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$74,234,051	$—	$74,234,051

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,161,994	$—	$1,161,994

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,168,245	$—	$2,168,245

The following is a summary of the inputs used as of February 28, 2021, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value:

Liquid Assets Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$12,127,355	$—	$12,127,355

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$224,133,009	$—	$224,133,009

148	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$30,134,034	$—	$30,134,034

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,853,294	$—	$2,853,294

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$93,436,082	$—	$93,436,082

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$9,341,412	$—	$9,341,412

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$1,036,425	$—	$1,036,425

California Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$298,816	$—	$298,816

New York Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$738,087	$—	$738,087

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Repurchase Agreements — Prime Money Market Fund, Securities Lending Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, or in segregated accounts maintained by an unaffiliated third-party custodian. Prime Money Market Fund, Liquid Assets Money Market Fund, Securities Lending Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral (collateral may also be held overnight in segregated custodial sub-accounts established in the name of each participating Fund).

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Institutional Tax Free Money Market Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

U.S. Government Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2021 are detailed on the SOIs.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2021 are as follows:

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund		Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund	Municipal Money Market Fund	California Municipal Money Market Fund		New York Municipal Money Market Fund
Academy	$54	n/a	n/a	n/a	$23		$—	(a)	n/a	$—	(a)	n/a	n/a	n/a		n/a
Agency	80	$23	n/a	$33	313		37		$8	98		$11	$2	$1		$3
Agency SL	n/a	n/a	$95	n/a	n/a		n/a		n/a	n/a		n/a	n/a	n/a		n/a
Capital	979	31	n/a	57	2,244		274		n/a	1,198		n/a	n/a	n/a		n/a
Class C	26	n/a	n/a	4	n/a		10		n/a	n/a		n/a	n/a	n/a		n/a
E*Trade	n/a	n/a	n/a	n/a	7		n/a		n/a	n/a		n/a	n/a	n/a		n/a
Empower	n/a	n/a	n/a	n/a	—	(a)	n/a		n/a	n/a		n/a	n/a	n/a		n/a
IM	121	47	n/a	n/a	155		1		n/a	2		n/a	n/a	n/a		n/a
Institutional Class	431	33	n/a	75	635		255		50	629		143	19	7		18
Investor	n/a	n/a	n/a	3	15		18		n/a	n/a		n/a	n/a	n/a		n/a
Morgan	258	n/a	n/a	86	98		27		22	82		9	5	1		22
Premier	81	n/a	n/a	64	91		38		7	51		16	12	5		9
Reserve	28	n/a	n/a	9	3		4		n/a	46		21	n/a	n/a		—	(a)
Service	n/a	n/a	n/a	n/a	6		n/a		n/a	n/a		n/a	1	—	(a)	3

Total	$2,058	$134	$95	$331	$3,590		$664		$87	$2,106		$200	$39	$14		$55

(a)	Amount rounds to less than one thousand.

150	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Institutional Tax Free Money Market Fund	—	$—	(a)	$—	(a)
Federal Money Market Fund	—	6		(6)
Tax Free Money Market Fund	—	—	(a)	—	(a)
Municipal Money Market Fund	—	(11)		11

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to callable bonds.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.08% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the year ended February 28, 2021, the effective rate was 0.05% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Academy, Agency, Agency SL, Capital, Empower, IM, Institutional Class, Investor and Premier Shares of the Funds do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	0.25%	n/a
Liquid Assets Money Market Fund	0.75	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.60	0.10	n/a	0.60
California Municipal Money Market Fund	n/a	0.60	0.10	n/a	0.60
New York Municipal Money Market Fund	n/a	0.60	0.10	0.25	0.60

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the year ended February 28, 2021, JPMDS retained the following:

CDSC
Liquid Assets Money Market Fund	$	—(a)
U.S. Treasury Plus Money Market Fund		—(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Academy	Agency	Capital	Class C	E*Trade	Empower
Prime Money Market Fund	0.05%	0.15%	0.05%	0.25%	n/a	0.05%
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.15	0.05	0.25	0.30%	n/a
U.S. Government Money Market Fund	0.05	0.15	0.05	n/a	0.30	0.05
U.S. Treasury Plus Money Market Fund	0.05	0.15	0.05	0.25	n/a	0.05
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.05	0.15	0.05	n/a	n/a	0.05
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a
California Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a
New York Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a

152	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.10	n/a	0.35	0.30	n/a	0.30
California Municipal Money Market Fund	0.10	n/a	0.35	0.30	n/a	0.30
New York Municipal Money Market Fund	0.10	n/a	0.35	0.30	0.30	0.30
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of Prime Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and the 100% U.S. Treasury Securities Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Academy		Agency	Agency SL	Capital	Class C	E*Trade	Empower
Prime Money Market Fund	0.18%		0.26%	n/a	0.18%	0.97%	n/a	0.18	%(1)
Institutional Tax Free Money Market Fund	n/a		0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a		n/a	0.06%	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a		0.26	n/a	0.18	0.97	1.00%	n/a
U.S. Government Money Market Fund	0.18		0.26	n/a	0.18	n/a	1.00	0.18	(1)
U.S. Treasury Plus Money Market Fund	0.18	(2)	0.26	n/a	0.18	0.97	n/a	0.18	(1)
Federal Money Market Fund	n/a		0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.18	(2)	0.26	n/a	0.18	n/a	n/a	0.18	(1)
Tax Free Money Market Fund	n/a		0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a		0.26	n/a	n/a	n/a	1.00	n/a
California Municipal Money Market Fund	n/a		0.26	n/a	n/a	n/a	1.00	n/a
New York Municipal Money Market Fund	n/a		0.26	n/a	n/a	n/a	1.00	n/a

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
California Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	n/a	1.05
New York Municipal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05

(1)	The Share class commenced operations on February 23, 2021. The expense limitation agreements were in effect for the year ended February 28, 2021 and are in place until at least June 30, 2022.
(2)	The Share class commenced operations on September 30, 2020. The expense limitation agreements were in effect for the year ended February 28, 2021 and are in place until at least September 30, 2021.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2021 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2021. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2021. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended February 28, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$10	$—	$10,063	$10,073	$48
Institutional Tax Free Money Market Fund	38	25	300	363	5
Securities Lending Money Market Fund	1,586	1,057	—	2,643	—
Liquid Assets Money Market Fund	12	7	2,175	2,194	4
U.S. Government Money Market Fund	28	—	20,876	20,904	—
U.S. Treasury Plus Money Market Fund	5	—	5,418	5,423	—	(a)
Federal Money Market Fund	45	30	1,117	1,192	—
100% U.S. Treasury Securities Money Market Fund	15	—	16,387	16,402	—	(a)
Tax Free Money Market Fund	—	—	2,427	2,427	—
Municipal Money Market Fund	106	71	405	582	—
California Municipal Money Market Fund	77	51	122	250	—
New York Municipal Money Market Fund	52	34	390	476	—

(a)	Amount rounds to less than one thousand.

	Voluntary Waivers
	Investment Advisory Fees		Administration Fees		Distribution Fees	Service Fees	Transfer Agency Fees	Total
Prime Money Market Fund	$2,692		$1,795		$6	$10,027	$478	$14,998
Institutional Tax Free Money Market Fund	36		24		—	34	15	109
Liquid Assets Money Market Fund	—		—		663	4,308	2	4,973
U.S. Government Money Market Fund	12,245		8,163		7,907	54,201	969	83,485
U.S. Treasury Plus Money Market Fund	2,783		1,855		2,742	9,207	147	16,734
Federal Money Market Fund	173		115		48	1,477	23	1,836
100% U.S. Treasury Securities Money Market Fund	5,171		3,447		7,899	30,268	519	47,304
Tax Free Money Market Fund	91		61		3,022	4,605	3	7,782
Municipal Money Market Fund	—	(a)	—	(a)	261	313	—	574
California Municipal Money Market Fund	3		2		102	384	—	491
New York Municipal Money Market Fund	—		—		84	463	—	547

(a)	Amount rounds to less than one thousand.

154	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2021, Prime Money Market Fund, Securities Lending Money Market Fund, Liquid Assets Money Market Fund,

Tax Free Money Market Fund and California Municipal Money Market Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Boards. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2021, the Funds below engaged in such transactions in the following amounts:

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$1,626,595	$2,173,951	$—
Tax Free Money Market Fund	2,641,458	1,090,795	—
Municipal Money Market Fund	428,392	1,063,010	—
California Municipal Money Market Fund	221,959	139,664	—
New York Municipal Money Market Fund	401,437	852,423	—

4. Class-Specific Expenses

The Funds’ class specific gross expenses for the year ended February 28, 2021 were as follows:

	Distribution	Service
Prime Money Market Fund
Academy	$—	$663
Agency	—	3,286
Capital	—	20,309
Class C	5	2
Empower	—	—	(a)
Institutional Class	—	18,248
Morgan	—	6,145
Premier	—	5,792
Reserve	6	6

	$11	$54,451

Institutional Tax Free Money Market Fund
Agency	$—	$64
Capital	—	117
Institutional Class	—	381

	$—	$562

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

	Distribution	Service
Liquid Assets Money Market Fund
Agency	$—	$2,322
Capital	—	1,688
Class C	326	109
Institutional Class	—	3,455
Investor	—	12
Morgan	712	2,490
Premier	—	9,255
Reserve	11	14

	$1,049	$19,345

U.S. Government Money Market Fund
Academy	$—	$709
Agency	—	27,356
Capital	—	60,934
E*Trade	2,262	1,131
Empower	—	4
Institutional Class	—	34,950
Investor	—	3,195
Morgan	2,255	7,893
Premier	—	13,510
Reserve	73	87
Service	3,851	1,926

	$8,441	$151,695

U.S. Treasury Plus Money Market Fund
Academy	$—	$—	(a)
Agency	—	3,041
Capital	—	6,771
Class C	2,566	855
Empower	—	—	(a)
Institutional Class	—	12,436
Investor	—	102
Morgan	511	1,787
Premier	—	5,391
Reserve	17	21

	$3,094	$30,404

Federal Money Market Fund
Agency	$—	$576
Institutional Class	—	2,888
Morgan	53	186
Premier	—	574

	$53	$4,224

100% U.S. Treasury Securities Money Market Fund
Academy	$—	$—	(a)
Agency	—	7,973
Capital	—	31,504
Empower	—	—	(a)
Institutional Class	—	30,269
Morgan	2,260	7,909
Premier	—	8,005
Reserve	6,283	7,540

	$8,543	$93,200

156	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Distribution	Service
Tax Free Money Market Fund
Agency	$—	$947
Institutional Class	—	8,150
Morgan	32	112
Premier	—	2,166
Reserve	3,388	4,066

	$3,420	$15,441

Municipal Money Market Fund
Agency	$—	$154
Institutional Class	—	904
Morgan	58	201
Premier	—	345
Service	253	127

	$311	$1,731

California Municipal Money Market Fund
Agency	$—	$58
Institutional Class	—	254
Morgan	12	42
Premier	—	466
Service	108	54

	$120	$874

New York Municipal Money Market Fund
Agency	$—	$204
Institutional Class	—	819
Morgan	64	226
Premier	—	849
Reserve	3	4
Service	31	15

	$98	$2,117

(a)	Amount rounds to less than one thousand.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$74,225,823	$8,547	$319	$8,228
Institutional Tax Free Money Market Fund	1,161,886	122	14	108
Securities Lending Money Market Fund	2,167,819	431	5	426
U.S. Government Money Market Fund	224,133,039	—	30	(30)
U.S. Treasury Plus Money Market Fund	30,134,166	—	132	(132)

Estimated tax cost and unrealized appreciation (depreciation) in value of investments for Funds not listed equals their books cost and unrealized appreciation (depreciation) in value of investments.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$221,667	$—	$—	$221,667
Institutional Tax Free Money Market Fund	29	1	3,777	3,807
Securities Lending Money Market Fund	14,799	—	—	14,799
Liquid Assets Money Market Fund	29,997	—	—	29,997
U.S. Government Money Market Fund	227,359	—	—	227,359
U.S. Treasury Plus Money Market Fund	37,727	—	—	37,727
Federal Money Market Fund	4,639	—	—	4,639
100% U.S. Treasury Securities Money Market Fund	111,635	—	—	111,635
Tax Free Money Market Fund	134	26	33,456	33,616
Municipal Money Market Fund	89	—	4,352	4,441
California Municipal Money Market Fund	16	6	1,200	1,222
New York Municipal Money Market Fund	221	55	5,135	5,411

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

	Ordinary Income*	Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$1,144,421	$—	$—	$1,144,421
Institutional Tax Free Money Market Fund	93	—	11,791	11,884
Securities Lending Money Market Fund	75,337	—	—	75,337
Liquid Assets Money Market Fund	154,275	—	—	154,275
U.S. Government Money Market Fund	2,820,670	—	—	2,820,670
U.S. Treasury Plus Money Market Fund	552,405	—	—	552,405
Federal Money Market Fund	52,009	—	—	52,009
100% U.S. Treasury Securities Money Market Fund	1,072,186	39	—	1,072,225
Tax Free Money Market Fund	246	356	159,391	159,993
Municipal Money Market Fund	77	79	30,383	30,539
California Municipal Money Market Fund	154	90	4,770	5,014
New York Municipal Money Market Fund	265	20	21,473	21,758

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of February 28, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income		Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$5,522		$(4,388)	$—	$8,228
Institutional Tax Free Money Market Fund	27		—	50	108
Securities Lending Money Market Fund	299		—	—	426
Liquid Assets Money Market Fund	391		(106)	—	—
U.S. Government Money Market Fund	2,340		(2,096)	—	(30)
U.S. Treasury Plus Money Market Fund	200		(154)	—	(132)
Federal Money Market Fund	14		—	—	—
100% U.S. Treasury Securities Money Market Fund	424		—	—	—
Tax Free Money Market Fund	85		178	419	—
Municipal Money Market Fund	164		—	93	—
California Municipal Money Market Fund	—	(a)	—	30	—
New York Municipal Money Market Fund	—		1	81	—

(a)	Amount rounds to less than one thousand.

158	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

The cumulative timing differences primarily consist of distributions payable.

As of February 28, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Prime Money Market Fund	$4,388	$—
Liquid Assets Money Market Fund	106	—
U.S. Government Money Market Fund	223	1,873
U.S. Treasury Plus Money Market Fund	—	154

During the year ended February 28, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
U.S. Government Money Market Fund	$2,186	$—
U.S. Treasury Plus Money Market Fund	191	—

7. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

As of February 28, 2021, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2021, were as follows:

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$23,939	130	$112

Interest earned as a result of lending money to another fund for the year ended February 28, 2021, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2021.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

As of February 28, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	51.6%	—	—
Institutional Tax Free Money Market Fund	1	95.6	—	—
Securities Lending Money Market Fund	—	—	1	100.0%
Liquid Assets Money Market Fund	1	63.3	—	—
U.S. Government Money Market Fund	1	26.8	—	—
U.S. Treasury Plus Money Market Fund	1	21.5	1	21.5
Federal Money Market Fund	1	50.0	1	24.5
100% U.S. Treasury Securities Money Market Fund	1	36.8	1	13.1
Tax Free Money Market Fund	1	33.2	1	58.8
Municipal Money Market Fund	2	88.6	—	—
California Municipal Money Market Fund	1	68.6	1	15.5
New York Municipal Money Market Fund	2	91.3	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund

and New York Municipal Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the states of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Institutional Tax Free Money Market Fund, Tax Free Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund

and New York Municipal Money Market Fund invest in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have

160	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	161

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund, JPMorgan Securities Lending Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Municipal Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Prime Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund and JPMorgan Municipal Money Market Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund (two of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

162	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	163

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

164	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	165

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

166	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2020, and continued to hold your shares at the end of the reporting period, February 28, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Academy
Actual*	$1,000.00	$1,000.40	$0.74	0.15%
Hypothetical*	1,000.00	1,024.05	0.75	0.15
Agency
Actual*	1,000.00	1,000.00	1.09	0.22
Hypothetical*	1,000.00	1,023.70	1.10	0.22
Capital
Actual*	1,000.00	1,000.30	0.74	0.15
Hypothetical*	1,000.00	1,024.05	0.75	0.15
Class C
Actual*	1,000.00	999.80	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Empower
Actual**	1,000.00	1,000.00	0.02	0.12
Hypothetical**	1,000.00	1,024.20	0.60	0.12
IM
Actual*	1,000.00	1,000.50	0.60	0.12
Hypothetical*	1,000.00	1,024.20	0.60	0.12
Institutional Class
Actual*	1,000.00	1,000.20	0.84	0.17
Hypothetical*	1,000.00	1,023.95	0.85	0.17
Morgan
Actual*	1,000.00	999.90	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Premier
Actual*	1,000.00	999.90	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	167

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund (continued)
Reserve
Actual*	$1,000.00	$999.90	$1.19	0.24%
Hypothetical*	1,000.00	1,023.60	1.20	0.24

JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual*	1,000.00	999.90	3.77	0.76
Hypothetical*	1,000.00	1,021.03	3.81	0.76
Capital
Actual*	1,000.00	1,000.10	3.27	0.66
Hypothetical*	1,000.00	1,021.52	3.31	0.66
IM
Actual*	1,000.00	1,000.10	1.39	0.28
Hypothetical*	1,000.00	1,023.41	1.40	0.28
Institutional Class
Actual*	1,000.00	999.90	2.33	0.47
Hypothetical*	1,000.00	1,022.46	2.36	0.47

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual*	1,000.00	1,000.80	0.30	0.06
Hypothetical*	1,000.00	1,024.50	0.30	0.06

JPMorgan Liquid Assets Money Market Fund
Agency
Actual*	1,000.00	1,000.30	1.09	0.22
Hypothetical*	1,000.00	1,023.70	1.10	0.22
Capital
Actual*	1,000.00	1,000.50	0.89	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Class C
Actual*	1,000.00	1,000.20	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Institutional Class
Actual*	1,000.00	1,000.40	0.99	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Investor
Actual*	1,000.00	1,000.20	0.99	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Morgan
Actual*	1,000.00	1,000.20	1.04	0.21
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Premier
Actual*	1,000.00	1,000.20	1.09	0.22
Hypothetical*	1,000.00	1,023.70	1.10	0.22
Reserve
Actual*	1,000.00	1,000.20	1.09	0.22
Hypothetical*	1,000.00	1,023.70	1.10	0.22

JPMorgan U.S. Government Money Market Fund
Academy
Actual*	1,000.00	1,000.10	0.60	0.12
Hypothetical*	1,000.00	1,024.20	0.60	0.12
Agency
Actual*	1,000.00	1,000.10	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14

168	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
Capital
Actual*	$1,000.00	$1,000.10	$0.64	0.13%
Hypothetical*	1,000.00	1,024.15	0.65	0.13
E*Trade
Actual*	1,000.00	1,000.10	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Empower
Actual**	1,000.00	1,000.00	0.01	0.06
Hypothetical**	1,000.00	1,024.50	0.30	0.06
IM
Actual*	1,000.00	1,000.20	0.55	0.11
Hypothetical*	1,000.00	1,024.25	0.55	0.11
Institutional Class
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Investor
Actual*	1,000.00	1,000.10	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Morgan
Actual*	1,000.00	1,000.10	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Premier
Actual*	1,000.00	1,000.10	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Reserve
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Service
Actual*	1,000.00	1,000.10	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14

JPMorgan U.S. Treasury Plus Money Market Fund
Academy
Actual***	1,000.00	1,000.10	0.29	0.07
Hypothetical***	1,000.00	1,024.45	0.35	0.07
Agency
Actual*	1,000.00	1,000.00	0.74	0.15
Hypothetical*	1,000.00	1,024.05	0.75	0.15
Capital
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Class C
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Empower
Actual**	1,000.00	1,000.00	0.01	0.06
Hypothetical**	1,000.00	1,024.50	0.30	0.06
IM
Actual*	1,000.00	1,000.20	0.55	0.11
Hypothetical*	1,000.00	1,024.25	0.55	0.11
Institutional Class
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	169

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Investor
Actual*	$1,000.00	$1,000.00	$0.79	0.16%
Hypothetical*	1,000.00	1,024.00	0.80	0.16
Morgan
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Premier
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Reserve
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14

JPMorgan Federal Money Market Fund
Agency
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Institutional Class
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Morgan
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Premier
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Academy
Actual***	1,000.00	1,000.00	0.42	0.10
Hypothetical***	1,000.00	1,024.30	0.50	0.10
Agency
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Capital
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Empower
Actual**	1,000.00	1,000.00	0.01	0.07
Hypothetical**	1,000.00	1,024.45	0.35	0.07
IM
Actual*	1,000.00	1,000.10	0.64	0.13
Hypothetical*	1,000.00	1,024.15	0.65	0.13
Institutional Class
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Morgan
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Premier
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14
Reserve
Actual*	1,000.00	1,000.00	0.69	0.14
Hypothetical*	1,000.00	1,024.10	0.70	0.14

170	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Institutional Class
Actual*	1,000.00	1,000.10	0.89	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Morgan
Actual*	1,000.00	1,000.00	0.94	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Premier
Actual*	1,000.00	1,000.00	0.94	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19
Reserve
Actual*	1,000.00	1,000.00	0.94	0.19
Hypothetical*	1,000.00	1,023.85	0.95	0.19

JPMorgan Municipal Money Market Fund
Agency
Actual*	1,000.00	1,000.10	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Institutional Class
Actual*	1,000.00	1,000.30	0.99	0.20
Hypothetical*	1,000.00	1,023.80	1.00	0.20
Morgan
Actual*	1,000.00	1,000.10	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Premier
Actual*	1,000.00	1,000.10	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Service
Actual*	1,000.00	1,000.10	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24

JPMorgan California Municipal Money Market Fund
Agency
Actual*	1,000.00	1,000.10	0.89	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual*	1,000.00	1,000.20	0.84	0.17
Hypothetical*	1,000.00	1,023.95	0.85	0.17
Morgan
Actual*	1,000.00	1,000.10	0.89	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Premier
Actual*	1,000.00	1,000.10	0.89	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18
Service
Actual*	1,000.00	1,000.10	0.89	0.18
Hypothetical*	1,000.00	1,023.90	0.90	0.18

JPMorgan New York Municipal Money Market Fund
Agency
Actual*	1,000.00	1,000.30	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	171

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan New York Municipal Money Market Fund (continued)
Institutional Class
Actual*	$1,000.00	$1,000.40	$1.04	0.21%
Hypothetical*	1,000.00	1,023.75	1.05	0.21
Morgan
Actual*	1,000.00	1,000.30	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Premier
Actual*	1,000.00	1,000.30	1.19	0.24
Hypothetical*	1,000.00	1,023.60	1.20	0.24
Reserve
Actual*	1,000.00	1,000.30	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23
Service
Actual*	1,000.00	1,000.30	1.14	0.23
Hypothetical*	1,000.00	1,023.65	1.15	0.23

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 6/365 (to reflect the actual period). Commencement of operations was February 23, 2021.

***

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 152/365 (to reflect the actual period). Commencement of operations was September 30, 2020.

172	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2021:

Long-Term Capital Gain Distribution
JPMorgan Institutional Tax Free Money Market Fund	$1
JPMorgan Tax Free Money Market Fund	26
JPMorgan California Municipal Money Market Fund	6
JPMorgan New York Municipal Money Market Fund	55

Qualified Interest Income (QII) and Short-Term Capital Gain

Each fund listed below paid the following amount, or maximum allowable amount, of ordinary distributions treated as qualified interest income and short-term capital gains for the fiscal year ended February 28, 2021:

	Qualified Interest Income	Short-Term Capital Gain
JPMorgan Prime Money Market Fund	$93,109	$194
JPMorgan Liquid Assets Money Market Fund	13,404	11
JPMorgan U.S. Government Money Market Fund	227,359	—
JPMorgan U.S. Treasury Plus Money Market Fund	37,727	—
JPMorgan Federal Money Market Fund	4,527	112
JPMorgan 100% U.S. Treasury Securities Money Market Fund	111,635	—

Tax-Exempt Income

Each fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2021:

Exempt Distributions Paid
JPMorgan Institutional Tax Free Money Market Fund	$3,777
JPMorgan Tax Free Money Market Fund	33,456
JPMorgan Municipal Money Market Fund	4,352
JPMorgan California Municipal Money Market Fund	1,200
JPMorgan New York Municipal Money Market Fund	5,135

Treasury Income

Each fund listed below had the following percentage, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2021:

Income from U.S. Treasury Obligations
JPMorgan Prime Money Market Fund	1.9%
JPMorgan Securities Lending Money Market Fund	3.1
JPMorgan Liquid Assets Money Market Fund	1.3
JPMorgan U.S. Government Money Market Fund	19.1
JPMorgan U.S. Treasury Plus Money Market Fund	59.2
JPMorgan Federal Money Market Fund	33.5
JPMorgan 100% U.S. Treasury Securities Money Market Fund	98.9

FEBRUARY 28, 2021	J.P. MORGAN MONEY MARKET FUNDS	173

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s monthly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. February 2021.	AN-MMKT-221

Annual Report

J.P. Morgan SMA Funds

February 28, 2021

JPMorgan Core Focus SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 10, 2021 (Unaudited)

Dear Shareholders,

The dual advents of mass vaccinations and an exponential increase in U.S. government spending for pandemic relief and recovery have combined to accelerate an upward trend in financial markets that largely began in the second half of last year. The prospect of fully reopened economies and the expected surge in economic activity at the local, national and global scales has fueled broad investor demand for financial assets.

“It’s instructive that those who remained fully invested in the face of unprecedented uncertainty in 2020 were likely rewarded for their resilience and resolve in 2021.” — Andrea L. Lisher

Equity markets generally led the long rebound in financial markets from the initial sell-off at the declaration of the pandemic in March 2020. For the twelve months ended February 28, 2021, the S&P 500 Index returned 31.3% and the Bloomberg Barclays U.S. Aggregate returned 1.4%.

Subsequent to the end of the twelve month period, the $1.9 trillion American Rescue Plan was signed into law and early debate began on the proposed $2 trillion American Jobs Plan. Investors responded in early April by pushing the S&P 500 to close above 4,000 points for the first time.

While the uncertainty and turbulence of 2020 has receded and this year has begun with broad expectations for a robust economic recovery, investor concerns have evolved with the changing investment environment. The threat from new variants of COVID-19 and a late resurgence in infections across the globe serve as reminders that the pandemic remains a present danger. Additionally, the anticipated impact of unprecedented federal stimulus spending has led to more conventional investor worries about potential supply/demand imbalances in certain sectors of the economy as well as inflationary pressure and rising long-term interest rates.

It’s instructive that those who remained fully invested in the face of unprecedented uncertainty in 2020 were likely rewarded for their resilience and resolve in 2021. At the same time, J.P. Morgan Asset Management also has adapted to the challenges and opportunities presented over the past year to continually seek to deliver innovative and durable investment solutions grounded by our deep experience in risk management. We will continue to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	1

JPMorgan Core Focus SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (SMA)*	1.76%
Bloomberg Barclays U.S. Aggregate Index	1.38%

Net Assets as of 2/28/2021 (In Thousands)	$20,935
Duration as of 2/28/2021	4.5 Years

INVESTMENT OBJECTIVE**

The JPMorgan Core Focus SMA Fund (the “Fund”) seeks to maximize total return.

HOW DID THE MARKET PERFORM?

Financial markets largely recovered from a sharp sell-off in February and March of 2020, led by a sustained rally in equity markets. While bonds generally provided positive returns for the period, fixed income markets generally underperformed equity markets amid historically low interest rates.

Investors initially responded to the pandemic and the closure of large sectors of national economies by buying developed market government bonds as well as commodity gold. Yields on both 10-year and 30-year U.S. Treasury bonds briefly fell to record lows in March 2020. By the end of the first quarter of 2020, leading developed market equity indexes had fallen by 20% or more and crude oil prices had plummeted by 60%.

Central banks around the world responded by cutting interest rates, initiating or extending asset purchasing programs and working to ensure liquidity in capital markets. Governments also responded with massive stimulus and relief spending. At the start of the second half of 2020, U.S. equity led a broad rebound in both developed markets and emerging markets equity, which was interrupted in September and October 2020 as re-closings across parts of Asia and Europe in response to resurgent infections dented investor optimism.

However, the approvals of the first vaccines against COVID-19 in late 2020 reignited investor demand for equity amid expectations that mass vaccinations would lead to the re-opening of businesses, schools and other parts of national economies. Within fixed income markets, high yield bonds (also known as “junk bonds”) and emerging markets debt outperformed U.S investment grade debt and U.S. Treasury bonds.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2021, the Fund outperformed the Benchmark.

Relative to the Benchmark, the Fund’s security selection in both agency and non-agency mortgage-backed securities was a leading contributor to performance. The Fund’s security selection in corporate bonds, particularly in the industrials sector, and the Fund’s underweight position in longer-dated bonds also contributed to relative performance.

The Fund’s overweight positions in both the broader mortgage-backed securities sector and the structured product sector were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund was invested primarily in a diversified portfolio of corporate bonds, U.S. government and agency securities, asset-backed securities, and mortgage-related and mortgage-backed securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	31.9%
Corporate Bonds	27.4
Asset-Backed Securities	25.3
Commercial Mortgage-Backed Securities	7.7
Mortgage-Backed Securities	2.0
U.S. Treasury Obligations	0.1
Short-Term Investments	5.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021

	INCEPTION DATE OF FUND	1 YEAR	SINCE INCEPTION
SMA	March 1, 2018	1.76%	5.07%

LIFE OF FUND PERFORMANCE (3/1/18 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 1, 2018.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Core Focus SMA Fund and the Bloomberg Barclays U.S. Aggregate Index from March 1, 2018 to February 28, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Bloomberg Barclays U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund is offered as a component of the JPMorgan Core Focus SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. The SMA Strategy consists of a separately managed account that holds both the Fund and other securities and investments directly for the SMA clients. As a result, the Fund will not hold all of the core bond investments of the SMA Strategy but rather will invest in certain securities and investments that can be traded more efficiently if held by an investment company rather than directly. Since the Fund will be used as part of a SMA Strategy, it is not intended to be a stand-alone core bond investment strategy.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	3

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 31.9%

FHLMC, REMIC

Series 2488, Class GM, 6.00%, 8/15/2032	25	29

Series 4151, Class YC, 2.50%, 1/15/2033	178	183

Series 2740, Class PE, 5.50%, 1/15/2034	90	104

Series 2943, Class ZC, 5.00%, 2/15/2034	34	38

Series 2768, Class PK, 5.00%, 3/15/2034	32	34

Series 3237, Class CE, 5.50%, 11/15/2036	50	61

Series 3249, Class CB, 4.25%, 12/15/2036	43	47

Series 3258, Class XX, 5.50%, 12/15/2036	53	63

Series 4031, Class AB, 5.50%, 6/15/2037	111	127

Series 3404, Class DC, 5.50%, 1/15/2038	50	57

Series 3601, Class HB, 5.00%, 11/15/2039	25	28

Series 3626, Class ME, 5.00%, 1/15/2040	29	34

Series 3680, Class ZA, 4.50%, 6/15/2040	103	116

Series 3777, Class WA, 4.00%, 12/15/2040	87	94

Series 3772, Class NE, 4.50%, 12/15/2040	180	197

Series 3939, Class AZ, 4.00%, 3/15/2041	141	155

Series 4240, Class DK, 4.00%, 11/15/2042	57	64

Series 4283, Class EW, 4.50%, 12/15/2043 (a)	84	92

FNMA, REMIC

Series 2013-17, Class YM, 4.00%, 3/25/2033	72	81

Series 2003-32, Class UJ, 5.50%, 5/25/2033	21	23

Series 2003-82, Class Z, 5.50%, 8/25/2033	37	42

Series 2004-17, Class H, 5.50%, 4/25/2034	88	103

Series 2004-31, Class MZ, 4.25%, 5/25/2034	31	35

Series 2004-36, Class CB, 5.00%, 5/25/2034	23	25

Series 2004-91, Class BR, 5.50%, 12/25/2034	29	34

Series 2009-13, Class PM, 4.00%, 4/25/2035	69	72

Series 2005-29, Class WQ, 5.50%, 4/25/2035	104	121

Series 2005-109, Class GD, 6.00%, 10/25/2035	18	20

Series 2015-65, Class LD, 3.50%, 1/25/2036	147	163

Series 2005-122, Class PY, 6.00%, 1/25/2036	71	84

Series 2006-24, Class Z, 5.50%, 4/25/2036	95	108

Series 2007-36, Class PH, 5.50%, 4/25/2037	30	33

Series 2007-60, Class ZB, 4.75%, 5/25/2037	230	251

Series 2009-42, Class TZ, 4.50%, 3/25/2039	230	258

Series 2009-66, Class KE, 4.00%, 9/25/2039	52	57

Series 2009-105, Class DB, 4.50%, 12/25/2039	25	29

Series 2010-43, Class EM, 5.00%, 5/25/2040	21	25

Series 2010-87, Class PJ, 3.50%, 6/25/2040	19	20

Series 2010-59, Class EB, 5.00%, 6/25/2040	300	373

Series 2011-146, Class LX, 3.50%, 10/25/2040	200	215

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-1, Class QA, 4.50%, 10/25/2040	29	30

Series 2010-133, Class GP, 4.00%, 11/25/2040	250	286

Series 2010-123, Class KU, 4.50%, 11/25/2040	124	138

Series 2010-129, Class PZ, 4.50%, 11/25/2040	252	258

Series 2010-136, Class CY, 4.00%, 12/25/2040	290	328

Series 2010-141, Class AL, 4.00%, 12/25/2040	134	142

Series 2010-154, Class KZ, 4.50%, 1/25/2041	46	56

Series 2011-55, Class BZ, 3.50%, 6/25/2041	176	193

Series 2011-115, Class UC, 4.00%, 11/25/2041	70	76

Series 2013-114, Class LM, 4.00%, 3/25/2042	200	224

Series 2012-120, Class PA, 3.50%, 10/25/2042	71	77

Series 2014-19, Class Z, 4.50%, 4/25/2044	273	318

Series 2015-61, Class PV, 3.50%, 5/25/2044	19	21

Series 2016-32, Class PA, 3.00%, 12/25/2045	126	135

GNMA

Series 2003-46, Class HA, 4.50%, 6/20/2033	75	82

Series 2004-55, Class MC, 5.50%, 7/20/2034	18	20

Series 2005-16, Class CA, 5.00%, 2/20/2035	29	31

Series 2005-17, Class GE, 5.00%, 2/20/2035	129	145

Series 2008-25, Class AD, 4.50%, 3/20/2038	90	99

Series 2009-16, Class ZD, 6.00%, 3/20/2039	117	136

Series 2009-58, Class PA, 4.50%, 7/20/2039	143	158

Series 2010-69, Class ME, 3.00%, 4/20/2040	22	23

Total Collateralized Mortgage Obligations (Cost $6,221)		6,671

Corporate Bonds — 27.4%

Aerospace & Defense — 0.8%

Boeing Co. (The) 4.51%, 5/1/2023	70	75

Northrop Grumman Corp. 3.20%, 2/1/2027	30	33

3.85%, 4/15/2045	20	22

Raytheon Technologies Corp. 4.15%, 5/15/2045	40	47

		177

Automobiles — 0.1%

Hyundai Capital America 3.45%, 3/12/2021 (b)	30	30

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — 1.9%

Bank of America Corp. 4.20%, 8/26/2024	60	67

5.00%, 1/21/2044	55	72

(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (c)	15	17

Citigroup, Inc. 3.20%, 10/21/2026	19	21

8.13%, 7/15/2039	30	50

Fifth Third Bancorp 3.65%, 1/25/2024	25	27

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.78%, 3/2/2025	15	17

3.74%, 3/7/2029	55	62

Sumitomo Mitsui Financial Group, Inc. (Japan) 3.36%, 7/12/2027	25	28

Wells Fargo & Co.

4.65%, 11/4/2044	30	36

		397

Beverages — 0.8%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046	25	30

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.90%, 2/1/2046	10	12

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.00%, 4/13/2028	15	17

4.95%, 1/15/2042	45	56

Constellation Brands, Inc. 3.70%, 12/6/2026	10	11

3.75%, 5/1/2050	5	6

Keurig Dr Pepper, Inc. 4.60%, 5/25/2028	15	18

5.09%, 5/25/2048	5	6

Molson Coors Beverage Co. 4.20%, 7/15/2046	15	16

		172

Biotechnology — 0.8%

AbbVie, Inc. 4.55%, 3/15/2035	10	12

4.70%, 5/14/2045	15	18

4.45%, 5/14/2046	25	30

4.88%, 11/14/2048	15	19

Amgen, Inc. 2.20%, 2/21/2027	10	10

Biogen, Inc. 2.25%, 5/1/2030	30	30

3.15%, 5/1/2050	30	28

Gilead Sciences, Inc. 4.80%, 4/1/2044	15	19

		166

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Building Products — 0.1%

Masco Corp. 4.45%, 4/1/2025	25	28

Capital Markets — 1.2%

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	15	23

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	65	75

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b) (c)	20	22

Morgan Stanley 3.13%, 7/27/2026	35	38

3.95%, 4/23/2027	25	28

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)	50	59

		245

Chemicals — 0.7%

DuPont de Nemours, Inc. 4.49%, 11/15/2025	20	23

5.32%, 11/15/2038	20	26

Mosaic Co. (The) 3.25%, 11/15/2022	10	11

4.05%, 11/15/2027	10	11

Nutrien Ltd. (Canada) 3.00%, 4/1/2025	20	21

6.13%, 1/15/2041	20	28

Sherwin-Williams Co. (The) 2.30%, 5/15/2030	30	30

		150

Construction Materials — 0.2%

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	30	33

Consumer Finance — 0.6%

Avolon Holdings Funding Ltd. (Ireland) 5.50%, 1/15/2023 (b)	35	37

Capital One Financial Corp. 4.20%, 10/29/2025	15	17

3.75%, 3/9/2027	25	28

General Motors Financial Co., Inc. 5.20%, 3/20/2023	25	27

1.25%, 1/8/2026	15	15

		124

Diversified Financial Services — 0.3%

ORIX Corp. (Japan) 3.70%, 7/18/2027	30	34

Shell International Finance BV (Netherlands) 5.50%, 3/25/2040	20	27

		61

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	5

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — 1.4%

AT&T, Inc. 2.25%, 2/1/2032	15	15

2.55%, 12/1/2033 (b)	52	50

3.50%, 9/15/2053 (b)	68	62

Deutsche Telekom International Finance BV (Germany) 8.75%, 6/15/2030 (d)	25	38

Telefonica Emisiones SA (Spain) 7.05%, 6/20/2036	15	22

Verizon Communications, Inc. 4.33%, 9/21/2028	41	47

4.86%, 8/21/2046	46	57

		291

Electric Utilities — 1.5%

Cleveland Electric Illuminating Co. (The) 5.95%, 12/15/2036	20	25

Duke Energy Corp. 3.75%, 9/1/2046	25	27

Emera US Finance LP (Canada) 3.55%, 6/15/2026	10	11

4.75%, 6/15/2046	20	23

Entergy Louisiana LLC 4.00%, 3/15/2033	40	47

Evergy, Inc. 2.90%, 9/15/2029	30	32

Fortis, Inc. (Canada)

3.06%, 10/4/2026	19	21

Indiana Michigan Power Co.

Series K, 4.55%, 3/15/2046	15	18

Metropolitan Edison Co. 3.50%, 3/15/2023 (b)	15	16

NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	30	30

PNM Resources, Inc. 3.25%, 3/9/2021	15	15

PPL Capital Funding, Inc. 3.10%, 5/15/2026	20	22

Southern Co. (The) 3.25%, 7/1/2026	30	33

		320

Electrical Equipment — 0.1%

Eaton Corp. 3.10%, 9/15/2027	25	28

Electronic Equipment, Instruments & Components — 0.4%

Arrow Electronics, Inc. 3.25%, 9/8/2024	15	16

3.88%, 1/12/2028	15	17

Corning, Inc. 5.35%, 11/15/2048	20	26

4.38%, 11/15/2057	15	17

		76

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — 0.8%

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	30	33

4.08%, 12/15/2047	30	33

Halliburton Co. 3.80%, 11/15/2025	2	2

4.50%, 11/15/2041	10	11

NOV, Inc. 3.60%, 12/1/2029	30	31

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	15	17

4.30%, 5/1/2029 (b)	30	34

		161

Equity Real Estate Investment Trusts (REITs) — 2.4%

American Tower Corp. 5.00%, 2/15/2024	30	33

3.95%, 3/15/2029	15	17

1.88%, 10/15/2030	50	48

Boston Properties LP 3.40%, 6/21/2029	25	27

Brixmor Operating Partnership LP 3.65%, 6/15/2024	25	27

Crown Castle International Corp. 4.45%, 2/15/2026	30	34

Duke Realty LP

4.00%, 9/15/2028	25	29

ERP Operating LP 3.00%, 7/1/2029	30	32

Healthcare Trust of America Holdings LP 3.75%, 7/1/2027	25	28

Host Hotels & Resorts LP 3.88%, 4/1/2024	15	16

Life Storage LP 4.00%, 6/15/2029	25	28

Mid-America Apartments LP 3.95%, 3/15/2029	25	29

National Retail Properties, Inc. 4.00%, 11/15/2025	20	22

Realty Income Corp. 3.65%, 1/15/2028	25	28

Simon Property Group LP 4.75%, 3/15/2042	10	12

UDR, Inc. 4.40%, 1/26/2029	20	23

3.00%, 8/15/2031	20	21

VEREIT Operating Partnership LP 4.88%, 6/1/2026	10	12

Welltower, Inc. 4.00%, 6/1/2025	25	28

6.50%, 3/15/2041	10	13

		507

Food & Staples Retailing — 0.3%

Kroger Co. (The) 5.15%, 8/1/2043	30	39

Sysco Corp. 5.65%, 4/1/2025	25	29

		68

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — 0.2%

Conagra Brands, Inc. 5.30%, 11/1/2038	5	6

Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	20	25

Tyson Foods, Inc. 5.15%, 8/15/2044	10	13

		44

Gas Utilities — 0.0% (e)

CenterPoint Energy Resources Corp. 0.70%, 3/2/2023	10	10

Health Care Equipment & Supplies — 0.5%

Abbott Laboratories 4.75%, 11/30/2036	15	19

5.30%, 5/27/2040	15	21

Becton Dickinson and Co. 3.70%, 6/6/2027	10	11

2.82%, 5/20/2030	30	32

Boston Scientific Corp. 4.70%, 3/1/2049	10	13

		96

Health Care Providers & Services — 0.8%

Anthem, Inc. 4.63%, 5/15/2042	20	25

CVS Health Corp. 4.30%, 3/25/2028	24	27

4.78%, 3/25/2038	27	33

HCA, Inc. 4.50%, 2/15/2027	20	23

5.25%, 6/15/2049	15	19

Quest Diagnostics, Inc.

2.80%, 6/30/2031	30	32

		159

Hotels, Restaurants & Leisure — 0.3%

McDonald’s Corp. 4.70%, 12/9/2035	30	37

Starbucks Corp. 4.45%, 8/15/2049	15	18

		55

Industrial Conglomerates — 0.5%

General Electric Co. 6.75%, 3/15/2032	70	95

Insurance — 1.3%

American Financial Group, Inc. 3.50%, 8/15/2026	20	22

American International Group, Inc. 3.88%, 1/15/2035	25	28

4.38%, 1/15/2055	15	18

Athene Global Funding 3.00%, 7/1/2022 (b)	25	26

2.95%, 11/12/2026 (b)	30	32

Athene Holding Ltd. 4.13%, 1/12/2028	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Cincinnati Financial Corp. 6.92%, 5/15/2028	20	25

Lincoln National Corp. 4.35%, 3/1/2048	20	23

Markel Corp. 3.50%, 11/1/2027	20	22

5.00%, 5/20/2049	15	20

Principal Financial Group, Inc. 3.70%, 5/15/2029	5	6

Prudential Financial, Inc. 3.88%, 3/27/2028	30	35

		268

IT Services — 0.1%

Fiserv, Inc. 2.65%, 6/1/2030	30	31

Media — 1.3%

Charter Communications Operating LLC 4.91%, 7/23/2025	25	28

6.38%, 10/23/2035	20	27

5.75%, 4/1/2048	10	12

Comcast Corp. 3.20%, 7/15/2036	40	43

6.40%, 5/15/2038	30	44

4.50%, 1/15/2043	15	19

Cox Communications, Inc. 3.15%, 8/15/2024 (b)	25	27

Discovery Communications LLC 3.63%, 5/15/2030	25	28

ViacomCBS, Inc. 4.95%, 1/15/2031	30	36

		264

Metals & Mining — 0.2%

Glencore Funding LLC (Australia) 4.63%, 4/29/2024 (b)	15	17

1.63%, 9/1/2025 (b)	20	20

Newcrest Finance Pty. Ltd. (Australia) 3.25%, 5/13/2030 (b)	10	11

		48

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 5/1/2028	5	6

3.50%, 4/3/2030	20	22

		28

Multi-Utilities — 0.3%

Ameren Corp. 1.75%, 3/15/2028	5	5

Dominion Energy, Inc. Series C, 4.05%, 9/15/2042	20	22

Sempra Energy 3.80%, 2/1/2038	25	28

		55

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	7

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — 3.2%

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (b)	30	34

Boardwalk Pipelines LP 5.95%, 6/1/2026	20	24

Buckeye Partners LP 5.85%, 11/15/2043	10	10

Chevron USA, Inc. 3.85%, 1/15/2028	15	17

5.05%, 11/15/2044	30	40

CNOOC Petroleum North America ULC (China) 5.88%, 3/10/2035	20	25

Enbridge, Inc. (Canada) 4.25%, 12/1/2026	20	23

4.50%, 6/10/2044	15	17

Energy Transfer Operating LP 6.25%, 4/15/2049	15	18

Energy Transfer Partners LP 5.88%, 3/1/2022	15	16

Enterprise Products Operating LLC 3.13%, 7/31/2029	15	16

5.10%, 2/15/2045	25	31

Kinder Morgan Energy Partners LP 3.95%, 9/1/2022	25	26

Kinder Morgan, Inc. 2.00%, 2/15/2031	25	24

3.25%, 8/1/2050	10	9

Magellan Midstream Partners LP 4.20%, 10/3/2047	10	10

Marathon Petroleum Corp. 6.50%, 3/1/2041	15	20

MPLX LP 4.13%, 3/1/2027	15	17

4.50%, 4/15/2038	10	11

5.20%, 3/1/2047	15	17

ONEOK, Inc. 3.40%, 9/1/2029	30	31

4.45%, 9/1/2049	15	15

Phillips 66 4.88%, 11/15/2044	20	24

Pioneer Natural Resources Co.

1.90%, 8/15/2030	30	29

Plains All American Pipeline LP 3.55%, 12/15/2029	30	31

Spectra Energy Partners LP 4.50%, 3/15/2045	20	22

Suncor Energy, Inc. (Canada) 5.35%, 7/15/2033	20	24

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	10	11

5.35%, 5/15/2045	30	32

TransCanada PipeLines Ltd. (Canada) 4.63%, 3/1/2034	15	17

Williams Cos., Inc. (The) 3.90%, 1/15/2025	20	22

		663

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — 0.6%

Mylan, Inc. 5.20%, 4/15/2048	10	12

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	50	55

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	10	11

Zoetis, Inc. 4.50%, 11/13/2025	15	17

2.00%, 5/15/2030	15	15

4.70%, 2/1/2043	15	19

		129

Road & Rail — 0.7%

Burlington Northern Santa Fe LLC 4.40%, 3/15/2042	30	37

CSX Corp. 2.40%, 2/15/2030	15	15

4.30%, 3/1/2048	20	24

ERAC USA Finance LLC 5.63%, 3/15/2042 (b)	30	41

Norfolk Southern Corp. 4.65%, 1/15/2046	10	13

4.05%, 8/15/2052	15	17

		147

Semiconductors & Semiconductor Equipment — 0.4%

Broadcom Corp. 3.13%, 1/15/2025	30	32

3.88%, 1/15/2027	25	28

Microchip Technology, Inc. 0.97%, 2/15/2024 (b)	21	21

		81

Software — 0.3%

Oracle Corp. 3.85%, 7/15/2036	50	57

Specialty Retail — 0.3%

AutoZone, Inc. 4.00%, 4/15/2030	10	11

1.65%, 1/15/2031	20	19

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	15	17

1.75%, 3/15/2031	15	14

		61

Technology Hardware, Storage & Peripherals — 0.2%

Dell International LLC 5.45%, 6/15/2023 (b)	15	16

6.02%, 6/15/2026 (b)	20	24

6.20%, 7/15/2030 (b)	10	13

		53

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Tobacco — 0.5%

Altria Group, Inc. 3.40%, 5/6/2030	30	32

3.88%, 9/16/2046	15	15

BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	5	5

3.56%, 8/15/2027	20	22

Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	25	30

		104

Trading Companies & Distributors — 0.7%

Air Lease Corp. 3.50%, 1/15/2022	25	26

3.25%, 3/1/2025	10	10

3.25%, 10/1/2029	20	21

Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	30	30

3.50%, 11/1/2027 (b)	20	21

International Lease Finance Corp. 4.63%, 4/15/2021	35	35

		143

Wireless Telecommunication Services — 0.5%

Rogers Communications, Inc. (Canada) 4.50%, 3/15/2043	10	12

T-Mobile USA, Inc. 3.75%, 4/15/2027 (b)	15	16

4.50%, 4/15/2050 (b)	5	6

Vodafone Group plc (United Kingdom) 3.75%, 1/16/2024	20	22

4.38%, 5/30/2028	25	29

5.00%, 5/30/2038	11	14

		99

Total Corporate Bonds (Cost $5,328)		5,724

Asset-Backed Securities — 25.2%

American Credit Acceptance Receivables Trust

Series 2020-1, Class B, 2.08%, 12/13/2023 (b)	94	95

Business Jet Securities LLC

Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	95	97

Series 2018-2, Class B, 5.44%, 6/15/2033 (b)	105	107

Series 2019-1, Class A, 4.21%, 7/15/2034 (b)	94	96

CarMax Auto Owner Trust

Series 2020-1, Class B, 2.21%, 9/15/2025	112	116

CoreVest American Finance Trust

Series 2019-2, Class B, 3.42%, 6/15/2052 ‡ (b)	250	267

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Asset-Backed Securities — continued

CPS Auto Receivables Trust

Series 2019-C, Class B, 2.63%, 8/15/2023 (b)	105	105

Credit Acceptance Auto Loan Trust

Series 2018-2A, Class A, 3.47%, 5/17/2027 (b)	33	32

Series 2020-1A, Class A, 2.01%, 2/15/2029 (b)	250	256

Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	250	253

DT Auto Owner Trust

Series 2018-1A, Class D, 3.81%, 12/15/2023 (b)	64	65

Series 2020-2A, Class A, 1.14%, 1/16/2024 (b)	37	37

Series 2020-1A, Class B, 2.16%, 5/15/2024 (b)	50	51

Series 2019-1A, Class C, 3.61%, 11/15/2024 (b)	90	91

Series 2019-2A, Class C, 3.18%, 2/18/2025 (b)	190	193

Exeter Automobile Receivables Trust

Series 2019-4A, Class A, 2.18%, 1/17/2023 (b)	5	5

Series 2019-3A, Class B, 2.58%, 8/15/2023 (b)	140	141

Series 2020-1A, Class B, 2.26%, 4/15/2024 (b)	40	41

First Investors Auto Owner Trust

Series 2019-1A, Class B, 3.02%, 3/17/2025 (b)	120	123

Flagship Credit Auto Trust

Series 2016-2, Class C, 6.22%, 9/15/2022 (b)	38	38

Series 2018-2, Class B, 3.56%, 5/15/2023 (b)	132	133

Series 2019-1, Class A, 3.11%, 8/15/2023 (b)	60	61

Series 2019-2, Class A, 2.83%, 10/16/2023 (b)	90	91

Series 2017-4, Class C, 2.92%, 11/15/2023 (b)	400	404

Series 2019-3, Class B, 2.48%, 8/15/2024 (b)	225	231

Series 2019-1, Class D, 4.08%, 2/18/2025 (b)	167	176

Ford Credit Auto Lease Trust

Series 2019-A, Class A4, 2.98%, 6/15/2022	200	202

FREED ABS Trust

Series 2020-FP1, Class A, 2.52%, 3/18/2027 (b)	44	44

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class A, 3.37%, 1/17/2023 (b)	2	2

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	9

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-2A, Class A, 3.06%, 4/17/2023 (b)	11	12

Series 2019-3A, Class A, 2.58%, 7/17/2023 (b)	32	32

GLS Auto Receivables Trust

Series 2018-3A, Class B, 3.78%, 8/15/2023 (b)	93	94

Goodgreen (Cayman Islands)

Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (b)	114	123

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	58	61

Hyundai Auto Lease Securitization Trust

Series 2019-A, Class A3, 2.98%, 7/15/2022 (b)	69	70

Lendmark Funding Trust

Series 2019-1A, Class A, 3.00%, 12/20/2027 (b)	175	180

Marlette Funding Trust

Series 2019-1A, Class A, 3.44%, 4/16/2029 (b)	40	40

Series 2020-1A, Class A, 2.24%, 3/15/2030 (b)	62	63

Progress Residential Trust

Series 2020-SFR2, Class A, 2.08%, 6/17/2037 (b)	150	154

Prosper Marketplace Issuance Trust

Series 2019-3A, Class A, 3.19%, 7/15/2025 (b)	7	7

Santander Drive Auto Receivables Trust

Series 2019-1, Class B, 3.21%, 9/15/2023	13	13

Springleaf Funding Trust

Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (b)	100	101

Tesla Auto Lease Trust

Series 2018-B, Class A, 3.71%, 8/20/2021 (b)	14	14

Tidewater Auto Receivables Trust

Series 2018-AA, Class C, 3.84%, 11/15/2024 (b)	202	204

Towd Point Mortgage Trust

Series 2017-6, Class A1, 2.75%, 10/25/2057 ‡ (a) (b)	53	55

Vericrest Opportunity Loan Trust

Series 2020-NPL2, Class A1A, 2.98%, 2/25/2050 ‡ (b) (d)	90	90

VOLT XCI LLC

Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (b) (d)	209	209

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Westgate Resorts LLC

Series 2018-1A, Class A, 3.38%, 12/20/2031 (b)	90	91

Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (b)	90	90

World Omni Auto Receivables Trust

Series 2017-B, Class A3, 1.95%, 2/15/2023	26	26

Total Asset-Backed Securities (Cost $5,183)		5,282

Commercial Mortgage-Backed Securities — 7.7%

20 Times Square Trust

Series 2018-20TS, Class D, 3.10%, 5/15/2035 ‡ (a) (b)	100	99

Series 2018-20TS, Class E, 3.10%, 5/15/2035 ‡ (a) (b)	100	96

Citigroup Commercial Mortgage Trust

Series 2013-GC11, Class A3, 2.82%, 4/10/2046	24	24

Series 2014-GC19, Class A3, 3.75%, 3/10/2047	8	9

Series 2014-GC23, Class A3, 3.36%, 7/10/2047	12	13

Commercial Mortgage Trust

Series 2014-UBS2, Class A4, 3.69%, 3/10/2047	15	16

Series 2014-CR17, Class A4, 3.70%, 5/10/2047	29	31

Series 2014-UBS3, Class A3, 3.55%, 6/10/2047	24	26

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K731, Class AM, 3.60%, 2/25/2025 (a)	200	219

Series K090, Class A2, 3.42%, 2/25/2029	120	137

FREMF Mortgage Trust

Series 2013-K26, Class B, 3.60%, 12/25/2045 (a) (b)	99	104

GPMT Ltd. (Cayman Islands)

Series 2018-FL1, Class AS, 1.31%, 11/21/2035 ‡ (a) (b)	150	150

GS Mortgage Securities Trust

Series 2013-GC16, Class AS, 4.65%, 11/10/2046	111	120

Series 2013-GC16, Class B, 5.16%, 11/10/2046 (a)	50	54

JPMBB Commercial Mortgage Securities Trust

Series 2013-C15, Class C, 5.20%, 11/15/2045 (a)	30	32

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2013-LC11, Class A4, 2.69%, 4/15/2046	14	14

Series 2011-C5, Class B, 5.42%, 8/15/2046 (a) (b)	169	171

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2015-C27, Class A3, 3.47%, 12/15/2047	126	135

Wells Fargo Commercial Mortgage Trust

Series 2015-NXS4, Class A3, 3.45%, 12/15/2048	127	140

WFRBS Commercial Mortgage Trust

Series 2013-C13, Class A3, 2.75%, 5/15/2045	26	27

Total Commercial Mortgage-Backed Securities (Cost $1,525)		1,617

Mortgage-Backed Securities — 2.0%

FNMA, Other

Pool # AM4660, 3.77%, 12/1/2025	130	146

Pool # AM5940, 3.24%, 6/1/2026	66	73

Pool # AM6428, 3.58%, 8/1/2029	85	93

Pool # AM6430, 3.58%, 8/1/2029	85	96

Total Mortgage-Backed Securities (Cost $371)		408

U.S. Treasury Obligations — 0.1%

U.S. Treasury Bonds 2.00%, 2/15/2050 (Cost $35)	30	29

	SHARES (000)
Short-Term Investments — 5.6%

Investment Companies — 5.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (f) (g) (Cost $1,175)	1,175	1,175

Total Investments — 99.9% (Cost $19,838)		20,906
Other Assets Less Liabilities — 0.1%		29

NET ASSETS — 100.0%		20,935

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
USD	United States Dollar

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of February 28, 2021.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of February 28, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Core Focus SMA Fund
ASSETS:
Investments in non-affiliates, at value	$19,731
Investments in affiliates, at value	1,175
Cash	—	(a)
Receivables:
Interest from non-affiliates	93
Dividends from affiliates	1
Due from adviser	8

Total Assets	21,008

LIABILITIES:
Payables:
Investment securities purchased	15
Accrued liabilities:
Custodian and accounting fees	10
Other	48

Total Liabilities	73

Net Assets	$20,935

NET ASSETS:
Paid-in-Capital	$19,765
Total distributable earnings (loss)	1,170

Total Net Assets	$20,935

Net Assets:
SMA	$20,935

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
SMA	2,010
Net Asset Value (b):
SMA — Offering and redemption price per share	$10.42

Cost of investments in non-affiliates	$18,663
Cost of investments in affiliates	1,175

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021

(Amounts in thousands)

JPMorgan Core Focus SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$745
Interest income from affiliates	4
Dividend income from affiliates	9

Total investment income	758

EXPENSES:
Administration fees	19
Custodian and accounting fees	48
Interest expense to affiliates	— (a)
Professional fees	78
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	11
Registration and filing fees	— (a)
Transfer agency fees	— (a)
Other	4

Total expenses	185

Less fees waived	(20)
Less expense reimbursements	(165)

Net expenses	—

Net investment income (loss)	758

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	253
Investments in affiliates	2

Net realized gain (loss)	255

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(558)
Investments in affiliates	(1)

Change in net unrealized appreciation/depreciation	(559)

Net realized/unrealized gains (losses)	(304)

Change in net assets resulting from operations	$454

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Core Focus SMA Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$758	$935
Net realized gain (loss)	255	55
Change in net unrealized appreciation/depreciation	(559)	1,527

Change in net assets resulting from operations	454	2,517

DISTRIBUTIONS TO SHAREHOLDERS:
SMA	(930)	(946)

Total distributions to shareholders	(930)	(946)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,070)	946

NET ASSETS:
Change in net assets	(7,546)	2,517
Beginning of period	28,481	25,964

End of period	$20,935	$28,481

CAPITAL TRANSACTIONS:
SMA
Distributions reinvested	$930	$946
Cost of shares redeemed	(8,000)	—

Change in net assets resulting from SMA capital transactions	$(7,070)	$946

SHARE TRANSACTIONS:
SMA
Reinvested	89	91
Redeemed	(760)	—

Change in SMA Shares	(671)	91

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Core Focus SMA Fund
SMA
Year Ended February 28, 2021	$10.62	$0.32	$(0.13)	$0.19	$(0.32)	$(0.07)		$(0.39)
Year Ended February 29, 2020	10.03	0.36	0.59	0.95	(0.36)	—	(g)	(0.36)
March 1, 2018 (h) through February 28, 2019	10.00	0.35	0.03	0.38	(0.35)	—		(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of a “separately managed account” strategy offered through programs sponsored by investment advisors and/or broker-dealers, some of which are unaffiliated with the Fund and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.

(g)	Amount rounds to less than $0.005.
(h)	Commencement of operations.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.42	1.85%	$20,935	—%		3.01%		0.73%		23%
10.62	9.62	28,481	—		3.43		0.74		25
10.03	3.88	25,964	—	(i)	3.53	(i)	0.85	(i)	38

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversification Classification
JPMorgan Core Focus SMA Fund	Diversified

The investment objective of the Fund is to seek to maximize total return.

J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Advisor (the “Advisor”) and Administrator (the “Administrator”) to the Fund.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where JPMIM serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market- based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at February 28, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

18	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,470	$812	$5,282
Collateralized Mortgage Obligations	—	6,671	—	6,671
Commercial Mortgage-Backed Securities	—	1,272	345	1,617
Corporate Bonds	—	5,724	—	5,724
Mortgage-Backed Securities	—	408	—	408
U.S. Treasury Obligations	—	29	—	29
Short-Term Investments
Investment Companies	1,175	—	—	1,175

Total Investments in Securities	$1,175	$18,574	$1,157	$20,906

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 29, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of February 28, 2021
Investments in Securities:
Asset-Backed Securities	$956	$—	$(9)	$—	(a)	$241	$(376)	$—	$—	$812
Commercial Mortgage-Backed Securities	430	—	(17)	1		—	(171)	102	—	345

Total	$1,386	$—	$(26)	$1		$241	$(547)	$102	$—	$1,157

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2021, which were valued using significant unobservable inputs (level 3) amounted to $(16). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the year ended February 28, 2021.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at February 28, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$812	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (15.05%)
			Yield (Discount Rate of Cash Flows)	1.08% - 3.71% (2.77%)

Asset-Backed Securities	812

	195	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.82% - 4.80% (4.31%)

Commercial Mortgage-Backed Securities	195

Total	$1,007

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At February 28, 2021, the value of these investments was $150. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAV of the Fund.

As of February 28, 2021, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (b)	$2,583	$18,673	$20,082	$2	$(1)	$1,175	1,175	$9	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2021.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of February 28, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

20	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(3)	$4	$(1)

The reclassifications for the Fund relate primarily to callable bonds.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended February 28, 2021, the effective rate was 0.075% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) are borne by the Fund pursuant to contractual arrangements with the Adviser through June 30, 2021.

For the year ended February 28, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers Administration Fees	Contractual Reimbursements
$19	$165

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended February 28, 2021 was $1.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2021, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$3,479	$8,511	$1,673	$2,365

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$19,850	$1,102	$46	$1,056

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds.

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$772	$158	$930

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$944	$2	$946

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

22	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

As of February 28, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$8	$124	$1,056

The cumulative timing differences primarily consist of callable bonds and trustee deferred compensation.

As of February 28, 2021, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended February 28, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Fund did not utilize the Credit Facility during the year ended February 28, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of February 28, 2021, the Fund had one individual shareholder and/or affiliated omnibus account, which owned 100.0% of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance and liquidity.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

24	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan Core Focus SMA Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Core Focus SMA Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of February 28, 2021, the related statement of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the two years in the period ended February 28, 2021 and for the period March 1, 2018 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the two years in the period ended February 28, 2021 and for the period March 1, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

26	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	27

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

28	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, September 1, 2020, and continued to hold your shares at the end of the reporting period, February 28, 2021.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period†*	Annualized Expense Ratio
JPMorgan Core Focus SMA Fund
SMA
Actual	$1,000.00	$1,003.50	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Fund’s investments; and (2) perform additional stress testing. The Report noted that the Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

FEBRUARY 28, 2021	J.P. MORGAN SMA FUNDS	31

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended February 28, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Long-Term Capital Gain

The Fund distributed $158, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended February 28, 2021.

Treasury Income

The Fund had 1.24%, or maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2021.

32	J.P. MORGAN SMA FUNDS	FEBRUARY 28, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

FOR MORE INFORMATION:

INVESTMENT ADVISER

J.P. Morgan Investment Management Inc.

277 Park Avenue

New York, New York 10172

PLACEMENT AGENT

JPMorgan Institutional Investments, Inc.

277 Park Avenue

New York, New York 10172

This report is open and authorized for distribution only to qualified and accredited investors who have received a copy of the Fund’s Confidential Offering Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-343-1113 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record is available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. February 2021.	AN-CFSMA-221

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2021

JPMorgan High Yield Municipal Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 10, 2021 (Unaudited)

Dear Shareholders,

The dual advents of mass vaccinations and an exponential increase in U.S. government spending for pandemic relief and recovery have combined to accelerate an upward trend in financial markets that largely began in the second half of last year. The prospect of fully reopened economies and the expected surge in economic activity at the local, national and global scales has fueled broad investor demand for financial assets.

“It’s instructive that those who remained fully invested in the face of unprecedented uncertainty in 2020 were likely rewarded for their resilience and resolve in 2021.” — Andrea L. Lisher

Equity markets generally led the long rebound in financial markets from the initial sell-off at the declaration of the pandemic in March 2020. For the twelve months ended February 28, 2021, the S&P 500 Index returned 31.3% and the Bloomberg Barclays U.S. Aggregate returned 1.4%.

Subsequent to the end of the twelve month period, the $1.9 trillion American Rescue Plan was signed into law and early debate began on the proposed $2 trillion American Jobs Plan. Investors responded in early April by pushing the S&P 500 to close above 4,000 points for the first time.

While the uncertainty and turbulence of 2020 has receded and this year has begun with broad expectations for a robust economic recovery, investor concerns have evolved with the changing investment environment. The threat from new variants of COVID-19 and a late resurgence in infections across the globe serve as reminders that the pandemic remains a present danger. Additionally, the anticipated impact of unprecedented federal stimulus spending has led to more conventional investor worries about potential supply/demand imbalances in certain sectors of the economy as well as inflationary pressure and rising long-term interest rates.

It’s instructive that those who remained fully invested in the face of unprecedented uncertainty in 2020 were likely rewarded for their resilience and resolve in 2021. At the same time, J.P. Morgan Asset Management also has adapted to the challenges and opportunities presented over the past year to continually seek to deliver innovative and durable investment solutions grounded by our deep experience in risk management. We will continue to operate under the same fundamental practices and principles that have driven our success for more than a century and focus on the financial needs of our clients.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

Financial markets largely recovered from a sharp sell-off in February and March of 2020, led by a sustained rally in equity markets. While bonds generally provided positive returns for the period, fixed income markets underperformed equity markets amid historically low interest rates.

Investors initially responded to the pandemic and the closure of large sectors of national economies by buying developed market government bonds as well as commodity gold. Yields on both the 10-year and 30-year U.S. Treasury bonds briefly fell to record lows in March 2020. By the end of the first quarter of 2020, leading developed market equity indexes had fallen by 20% or more and crude oil prices had plummeted by 60%.

Central banks around the world responded by cutting interest rates, initiating or extending asset purchasing programs and working to ensure liquidity in capital markets. Governments also responded with massive stimulus and relief spending. At the start of the second half of 2020, U.S. equity led a broad rebound in both developed markets and emerging markets equity, which was interrupted in September and October 2020 as re-closings across parts of Asia and Europe in response to resurgent infections dented investor optimism.

However, the approvals of the first vaccines against COVID-19 in late 2020 reignited investor demand for equity amid expectations that mass vaccinations would lead to the re-opening of businesses, schools and other parts of national economies. Within the municipal bond market, the difference between yields on municipal bonds and U.S. Treasury bonds — known credit spreads — widened and the yield curve steepened as bond markets recovered from the sell at the beginning of the period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

For the twelve months ended February 28, 2021, the Bloomberg Barclays U.S. Aggregate Index returned 1.38% and the Bloomberg Barclays U.S. Municipal Index returned 1.06%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(0.51)%
Bloomberg Barclays U.S. Municipal Index	1.06%
Bloomberg Barclays High Yield Municipal Bond Index	1.27%

Net Assets as of 2/28/2021 (In Thousands)	$489,751
Duration as of 2/28/2021	7.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2021, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Municipal Index (the “Benchmark”) and the Bloomberg Barclays High Yield Municipal Bond Index.

Relative to the Benchmark, the Fund’s overweight allocation to bonds rated BBB was a leading detractor from performance. The Fund’s lower quality bias and longer relative duration in the hospitals sector and its underweight allocation to the prerefunded sector also detracted from relative performance. Generally, bonds with longer duration will experience a greater decrease in price than shorter duration bonds when interest rates rise.

The Fund’s out-of-Benchmark allocation to bonds rated BB was a leading contributor to relative performance. The Fund’s security selection in the industrial development revenue/pollution control revenue sector and in unrated and below-investment-grade bonds in the local general obligation sector also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s assets were invested in municipal bonds, with a small allocation to loan assignments. The Fund’s largest allocations were to bonds rated BBB and non-rated bonds while its smallest allocations were to bonds rated AAA and single-B. At the end of the reporting period, the Fund’s duration was 7.6 years compared with 5.3 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	1.3%
AA	9.4
A	11.1
BBB	27.5
BB	17.1
B	2.3
NR	31.3

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge*		(4.30)%	3.06%	3.81%
Without Sales Charge		(0.61)	3.86	4.22
CLASS C SHARES	September 17, 2007
With CDSC**		(2.11)	3.33	3.81
Without CDSC		(1.11)	3.33	3.81
CLASS I SHARES	September 17, 2007	(0.51)	3.96	4.33
CLASS R6 SHARES	November 1, 2018	(0.41)	4.01	4.36

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/11 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2018, the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index from February 28, 2011 to February 28, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.43%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	1.64%

Net Assets as of 2/28/2021 (In Thousands)	$1,604,249
Duration as of 2/28/2021	3.8 Years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For twelve months ended February 28, 2021, the Fund underperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s allocations to bonds at the short end and long end of the yield curve were leading detractors from performance as interest rates fell on bonds of shorter maturities and rose on bonds of longer maturities. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s security selection in the transportation and hospital sectors and its underweight allocation to the industrial development revenue/pollution control revenue sector also detracted from relative performance.

The Fund’s overweight allocations to bonds rated single A and lower as well as to local general obligation bonds were leading contributors to relative performance. The Fund’s underweight allocation to the pre-refunded sector also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	12.4%
AA	50.7
A	22.4
BBB	8.8
BB	0.3
NR	5.4

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge*		(1.83)%	1.04%	1.14%
Without Sales Charge		0.43	1.51	1.37
CLASS C SHARES	November 1, 2001
With CDSC**		(1.09)	0.99	0.96
Without CDSC		(0.09)	0.99	0.96
CLASS I SHARES	June 19, 2009	0.87	1.98	1.86
CLASS R6 SHARES	October 1, 2018	0.92	1.99	1.86

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/11 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund and the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index from February 28, 2011 to February 28, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.25%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	1.38%

Net Assets as of 2/28/2021 (In Thousands)	$309,072
Duration as of 2/28/2021	5.2 Years

INVESTMENT OBJECTIVE**

The JPMorgan Sustainable Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2021, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration was a leading detractor from performance as interest rates generally rose on bonds with maturities of ten years and longer. Generally, bonds with longer duration will experience a greater decrease in price than shorter duration bonds when interest rates rise. The Fund’s overweight allocation and security selection in the education sector and its security selection in the leasing sector also detracted from relative performance.

The Fund’s underweight position in bonds rated AA and its overweight position in bonds rated single A were leading contributors to relative performance. The Fund’s security selection in the housing sector and its underweight position in the state general obligation sector also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the period, the Fund’s duration was 5.2 years and the Benchmark’s was 4.3 years.

CREDIT QUALITY ALLOCATIONS***
AAA	16.4%
AA	43.9
A	22.3
BBB	11.2
BB	1.7
NR	4.5

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge*		(2.69)%	1.60%	2.72%
Without Sales Charge		1.09	2.38	3.11
CLASS C SHARES	November 4, 1997
With CDSC**		(0.46)	1.83	2.65
Without CDSC		0.54	1.83	2.65
CLASS I SHARES	February 9, 1993	1.25	2.63	3.37
CLASS R6 SHARES	November 6, 2017	1.46	2.70	3.40

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/11 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Sustainable Municipal Income Fund and the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index from February 28, 2011 to February 28, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17)

Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.66%
Bloomberg Barclays U.S. Municipal Index	1.06%

Net Assets as of 2/28/2021 (In Thousands)	$629,180
Duration as of 2/28/2021	6.9 Years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2021, the Fund underperformed the Bloomberg Barclays U.S. Municipal Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s longer duration, particularly in the transportation and hospitals sectors, was a leading detractor from performance as interest rates rose on bonds with maturities of ten years and longer. Generally, bonds with longer duration will experience a larger decrease in price than bonds of shorter duration as interest rates rise. The Fund’s underweight allocation to the education sector also detracted from relative performance.

The Fund’s overweight allocation to bonds rated single A and lower were leading contributors to relative performance. The Fund’s overweight allocations to the leasing and electric sectors and its underweight allocation to the special tax sector, which includes bonds backed by sales and/or personal taxes, also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	13.1%
AA	41.7
A	23.1
BBB	14.9
BB	1.8
B	1.0
NR	4.4

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge*		(3.09)%	2.42%	3.70%
Without Sales Charge		0.66	3.21	4.10
CLASS C SHARES	July 1, 2008
With CDSC**		(0.93)	2.59	3.55
Without CDSC		0.07	2.59	3.55
CLASS I SHARES	February 1, 1995	0.88	3.43	4.30
CLASS R6 SHARES	October 1, 2018	0.93	3.45	4.31

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/11 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund and the Bloomberg Barclays U.S. Municipal Index from February 28, 2011 to February 28, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.51%
Bloomberg Barclays 1 Year Municipal Bond Index	1.33%

Net Assets as of 2/28/2021 (In Thousands)	$6,810,622
Duration as of 2/28/2021	0.8 Years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2021, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection and overweight position in the hospitals sector was a leading detractor from performance. The Fund’s out-of-Benchmark allocation to variable rate demand notes, which do not benefit from changes in interest rates, also detracted from relative performance. The Fund’s underweight allocations to bonds rated single A and BBB, which outperformed higher rated bonds, also detracted from relative performance.

The Fund’s underweight allocation to pre-refunded bonds and its out-of-Benchmark allocation to bonds rated BB were leading contributors to relative performance.

HOW WAS THE FUND POSITIONED?

During the period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	16.3%
AA	38.6
A	10.7
BBB	5.1
BB	0.2
NR	29.1

J.P. Morgan Investment Management receives credit ratings on underlying securities of the portfolio from three major rating agencies — Standard & Poor’s (“S&P”), Moody’s and Fitch. When calculating credit quality breakdown, S&P is used as the primary independent rating agency source. Where an S&P rating is not available for a particular security, the Moody’s rating will be used, if available, and Fitch, if available, is used for securities not rated by Moody’s or S&P. Securities not rated by any of the three agencies are reflected as not rated (NR).

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of February 28, 2021. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge*		(1.93)%	0.44%
Without Sales Charge		0.30	0.92
CLASS I SHARES	May 31, 2016	0.51	1.12

*	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 2/28/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund and the Bloomberg Barclays 1 Year Municipal Bond Index from May 31, 2016 to February 28, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 101.2% (a)

Alaska — 0.5%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	325	331

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2036	2,000	2,273

Total Alaska		2,604

Arizona — 5.2%

Arizona Industrial Development Authority, Academics of Math and Science Projects

Rev., 4.00%, 7/1/2029 (b)	400	432

Rev., 5.00%, 7/1/2039 (b)	1,000	1,137

Arizona Industrial Development Authority, Cadence Campus Project

Series 2020A, Rev., 4.00%, 7/15/2030 (b)	500	539

Series 2020A, Rev., 4.00%, 7/15/2040 (b)	800	832

Arizona Industrial Development Authority, Equitable School Revolving Fund Series A, Rev., 5.00%, 11/1/2044	750	894

Arizona Industrial Development Authority, Fire MESA and Red Rock Campus Projects

Series 2019A, Rev., 3.55%, 7/15/2029 (b)	1,360	1,448

Series 2019A, Rev., 5.00%, 7/15/2039 (b)	1,325	1,491

Series 2019A, Rev., 5.00%, 7/15/2049 (b)	1,675	1,858

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2029	1,500	1,517

Series 2019A, Rev., 5.00%, 1/1/2037	1,000	967

Series 2019A, Rev., 5.00%, 1/1/2038	1,000	962

Series 2019A, Rev., 4.25%, 1/1/2039	1,000	865

Series 2019A, Rev., 4.50%, 1/1/2049	2,000	1,682

Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 5.00%, 7/15/2040 (b)	415	466

Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Rev., 5.00%, 7/15/2040 (b)	2,515	2,824

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (b)	1,000	1,116

Series 2018A, Rev., 5.75%, 7/15/2038 (b)	1,000	1,147

City of Mesa, Utility System Rev., AGM, 5.25%, 7/1/2029	40	53

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Series 2018A, Rev., 5.00%, 7/1/2033	600	639

Series 2018A, Rev., 5.00%, 7/1/2038	300	316

Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	402

Series 2018A, Rev., 5.00%, 7/1/2033	150	172

Series 2018A, Rev., 5.00%, 7/1/2037	200	226

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	229

Series 2018A, Rev., 5.00%, 2/15/2038	405	468

Maricopa County Industrial Development Authority, Arizona Autism Charter School Project

Series 2020A, Rev., 4.00%, 7/1/2030 (b)	320	343

Series 2020A, Rev., 5.00%, 7/1/2040 (b)	620	692

Series 2020A, Rev., 5.00%, 7/1/2050 (b)	780	857

Maricopa County Industrial Development Authority, Ottawa University

Rev., 5.00%, 10/1/2026 (b)	150	157

Rev., 5.13%, 10/1/2030 (b)	210	225

Total Arizona		25,419

California — 3.1%

California Community College Financing Authority, Orange Coast Properties LLC—Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	796

Rev., 5.00%, 5/1/2038	400	423

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	581

California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc.

Series 2021A, Rev., 5.00%, 12/1/2036 (b)	175	198

Series 2021A, Rev., 5.00%, 12/1/2046 (b)	1,000	1,091

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	231

California Municipal Finance Authority, John Adams Academies Lincoln Project

Series 2019A, Rev., 4.00%, 10/1/2029 (b)	410	426

Series 2019A, Rev., 5.00%, 10/1/2039 (b)	900	958

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	261

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc., Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (c)	250	278

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	236

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (b)	795	816

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	785	808

California Public Finance Authority, Long-Term Mode Rev., 4.00%, 10/15/2031 (c) (d)	340	403

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, Zero Coupon, 8/1/2030	200	169

California School Finance Authority, Kipp Projects School Facility Series 2015A, Rev., 5.00%, 7/1/2035 (b)	100	113

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim

Rev., 2.88%, 8/1/2041 (b)	2,000	1,924

Rev., 3.13%, 8/1/2056 (b)	2,400	2,194

CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (b)	1,500	1,619

Eastern Municipal Water District Financing Authority, Water and Wastewater System Series 2020A, Rev., 5.00%, 7/1/2037	80	105

Palomar Health Rev., 5.00%, 11/1/2039	500	561

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (e)	160	223

San Mateo Union High School District, Election of 2006 Series A, GO, Zero Coupon, 9/1/2028	100	73

Sunnyvale School District, Election of 2013 Series C, GO, 5.50%, 9/1/2034	175	253

Total California		15,004

Colorado — 11.6%

Aviation Station North Metropolitan District No. 2, Limited Tax Series A, GO, 5.00%, 12/1/2039	750	800

Bradburn Metropolitan District No. 2, Limited Tax

Series 2018A, GO, 5.00%, 12/1/2038	500	563

Series 2018B, GO, 7.25%, 12/15/2047	500	563

Brighton Crossing Metropolitan District No. 6, Limited Tax Series 2020A, GO, 5.00%, 12/1/2050	665	697

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Broadway Park North Metropolitan District No. 2, Limited Tax

GO, 5.00%, 12/1/2040 (b)	550	596

GO, 5.00%, 12/1/2049 (b)	650	700

Colorado Crossing Metropolitan District No. 2, Limited Tax

Series 2020A-2, GO, 4.00%, 12/1/2030	1,065	1,079

Series 2020A-1, GO, 5.00%, 12/1/2047	2,000	2,079

Series 2020A-2, GO, 5.00%, 12/1/2050	2,000	2,044

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project

Rev., 5.00%, 12/1/2040 (b)	555	593

Rev., 5.00%, 12/1/2050 (b)	735	772

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	614

Series 2018A, Rev., 5.00%, 12/1/2033	500	611

Series 2018A, Rev., 4.00%, 12/1/2048	500	551

Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2051 (b)	750	811

Colorado Health Facilities Authority, Christian Living Neighborhoods

Rev., 4.00%, 1/1/2028	500	544

Rev., 4.00%, 1/1/2038	550	564

Rev., 5.00%, 1/1/2038	1,550	1,707

Colorado Health Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	2,000	2,218

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project

Series 2017A, Rev., 5.00%, 5/15/2022	280	289

Series A, Rev., 5.25%, 5/15/2028	1,000	1,153

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Series 2020A, Rev., 4.00%, 9/1/2050	675	745

Copper Ridge Metropolitan District, Tax Increment and Sales Tax

Rev., 4.00%, 12/1/2029	1,000	969

Rev., 5.00%, 12/1/2039	1,000	993

Copperleaf Metropolitan District No. 4, Limited Tax

Series 2020A, GO, 5.00%, 12/1/2039	775	834

Series 2020A, GO, 5.00%, 12/1/2049	1,000	1,067

Cottonwood Highlands Metropolitan District No. 1, Limited Tax Series 2019A, GO, 5.00%, 12/1/2049	900	954

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,096

Denver Health and Hospital Authority Series 2019A, Rev., 4.00%, 12/1/2037	1,250	1,425

DIATC Metropolitan District, Limited Tax and Improvement

GO, 3.25%, 12/1/2029 (b)	590	603

GO, 5.00%, 12/1/2039 (b)	1,240	1,328

Jefferson Center Metropolitan District No. 1 Series 2020A-2, Rev., 4.13%, 12/1/2040	285	301

Lanterns Metropolitan District No. 1 Series A, GO, 5.00%, 12/1/2039	1,375	1,474

Mirabelle Metropolitan District No. 2

Series 2020A, GO, 5.00%, 12/1/2039	700	750

Series 2020A, GO, 5.00%, 12/1/2049	1,250	1,324

Painted Prairie Metropolitan District No. 2, Limited Tax GO, 5.25%, 12/1/2048	2,000	2,100

Painted Prairie Public Improvement Authority

Rev., 4.00%, 12/1/2029	1,000	1,069

Rev., 5.00%, 12/1/2039	2,500	2,713

Public Authority for Colorado Energy, Natural Gas Purchase Rev., 6.13%, 11/15/2023	70	76

Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.00%, 12/1/2040	750	799

Regional Transportation District, Denver Transit Partners Rev., 4.00%, 7/15/2036	190	222

South Suburban Park and Recreation District

COP, 4.00%, 12/15/2036	1,350	1,519

COP, 4.00%, 12/15/2037	500	561

STC Metropolitan District No. 2, Limited Tax Improvement

Series 2019A, GO, 3.00%, 12/1/2025	555	571

Series 2019A, GO, 4.00%, 12/1/2029	1,000	1,071

Series 2019A, GO, 5.00%, 12/1/2038	1,700	1,835

Sterling Ranch Community Authority Board, Limited Tax Supported District No. 2

Series 2020A, Rev., 3.38%, 12/1/2030	500	540

Series 2020A, Rev., 3.75%, 12/1/2040	500	540

Thompson Crossing Metropolitan District No. 4

GO, 5.00%, 12/1/2039	1,400	1,512

GO, 5.00%, 12/1/2049	1,500	1,595

Trails at Crowfoot Metropolitan District No. 3, Limited Tax

Series A, GO, 4.38%, 12/1/2030	620	655

Series A, GO, 5.00%, 12/1/2039	1,000	1,067

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Transport Metropolitan District No. 3, Limited Tax

Series 2021A-1, GO, 4.13%, 12/1/2031	500	516

Series 2021A-1, GO, 5.00%, 12/1/2041	1,000	1,065

Series 2021A-1, GO, 5.00%, 12/1/2051	1,960	2,051

Westerly Metropolitan District No. 4, Limited Tax Series 2021A, GO, 5.00%, 12/1/2040	700	723

Willow Bend Metropolitan District, Limited Tax Series A, GO, 5.00%, 12/1/2039	600	641

Total Colorado		56,852

Connecticut — 0.9%

Connecticut State Health and Educational Facilities Authority, Mary Wade Home Series A-1, Rev., 5.00%, 10/1/2029 (b)	400	434

Connecticut State Health and Educational Facilities Authority, McLean

Series 2020A, Rev., 5.00%, 1/1/2030 (b)	250	279

Series 2020A, Rev., 5.00%, 1/1/2045 (b)	500	539

Connecticut State Health and Educational Facilities Authority, The Griffin Hospital Series G-1, Rev., 5.00%, 7/1/2034 (b)	225	256

State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,218

Town of Hamden, Whitney Center Project Rev., 5.00%, 1/1/2030	1,500	1,601

Total Connecticut		4,327

Delaware — 0.2%

Delaware State Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	803

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	95	96

Total Delaware		899

District of Columbia — 1.3%

District of Columbia, Gallaudet University Project Rev., 5.00%, 4/1/2051	1,500	1,861

District of Columbia, International School Rev., 5.00%, 7/1/2039	650	754

District of Columbia, Kipp DC Project

Series 2017B, Rev., 5.00%, 7/1/2037	500	588

Rev., 4.00%, 7/1/2039	200	221

District of Columbia, Latin American Montessori Bilingual Public Charter School

Rev., 4.00%, 6/1/2030	1,000	1,111

Rev., 5.00%, 6/1/2040	1,000	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

District of Columbia, Rocketship Obligated Group Series 2020A, Rev., 5.00%, 6/1/2051 (b)	400	447

Total District of Columbia		6,139

Florida — 10.2%

Capital Trust Agency, Inc., Advantage Academy of Hillsborough Project

Series A, Rev., 5.00%, 12/15/2029	405	460

Series A, Rev., 5.00%, 12/15/2039	1,775	1,962

Capital Trust Agency, Inc., Franklin Academy Project

Rev., 4.00%, 12/15/2025 (b)	300	325

Rev., 5.00%, 12/15/2026 (b)	300	341

Rev., 5.00%, 12/15/2027 (b)	330	373

Rev., 5.00%, 12/15/2028 (b)	345	388

Rev., 5.00%, 12/15/2029 (b)	365	408

Rev., 5.00%, 12/15/2030 (b)	510	567

Rev., 5.00%, 12/15/2035 (b)	1,080	1,186

Rev., 5.00%, 12/15/2040 (b)	1,200	1,303

Capital Trust Agency, Inc., Imagine School at Land O’Lakes Project

Series 2020A, Rev., 3.00%, 12/15/2029 (b)	420	421

Series 2020A, Rev., 5.00%, 12/15/2039 (b)	640	725

Capital Trust Agency, Inc., Liza Jackson Preparatory School, Inc., Project

Series 2020A, Rev., 4.00%, 8/1/2030	200	225

Series 2020A, Rev., 5.00%, 8/1/2040	300	353

Charlotte County, Utility System

Rev., AGM, 5.25%, 10/1/2021 (e)	70	72

Rev., AGM, 5.25%, 10/1/2024	130	134

City of Tampa, H. Lee Moffitt Cancer Center Project

Series 2020B, Rev., 4.00%, 7/1/2038	190	218

Series 2020B, Rev., 4.00%, 7/1/2039	250	285

Series 2020B, Rev., 5.00%, 7/1/2040	390	486

Series 2020B, Rev., 4.00%, 7/1/2045	750	842

Series 2020B, Rev., 5.00%, 7/1/2050	1,785	2,192

County of Broward, Airport System Series 2019A, Rev., AMT, 4.00%, 10/1/2044	2,475	2,744

County of Lake, Imagine South Lake Charter School Project

Series A, Rev., 5.00%, 1/15/2029 (b)	500	547

Series A, Rev., 5.00%, 1/15/2039 (b)	550	605

Series A, Rev., 5.00%, 1/15/2049 (b)	825	893

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (b)	400	439

Rev., 5.00%, 4/1/2039 (b)	900	974

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

County of Palm Beach, Tuscan Gardens of Delray Beach Project

Series 2018-A, Rev., 4.25%, 10/1/2029 (c)	1,000	800

Series 2018C, Rev., 6.25%, 10/1/2029 (c)	1,000	700

Florida Development Finance Corp., Educational Facilities, Renaissance Charter School Inc., Project

Series 2020C, Rev., 4.00%, 9/15/2030 (b)	235	250

Series 2020C, Rev., 5.00%, 9/15/2040 (b)	525	575

Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects Rev., 4.00%, 7/1/2045	600	637

Florida Development Finance Corp., Educational Facilities, UCP Charter Schools Project

Series 2020A, Rev., 4.00%, 6/1/2030	500	520

Series 2020A, Rev., 5.00%, 6/1/2040	830	888

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 4.00%, 12/15/2029 (b)	260	289

Series A, Rev., 5.00%, 12/15/2034 (b)	525	618

Series A, Rev., 5.00%, 12/15/2039 (b)	305	355

Florida Development Finance Corp., Mater Academy Project Series 2020A, Rev., 5.00%, 6/15/2040	590	669

Florida Development Finance Corp., Pepin Academics of Pasco County, Inc., Project Series 2020A, Rev., 5.00%, 1/1/2040 (b)	2,430	2,563

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 5.00%, 3/1/2034	385	451

Rev., 5.00%, 3/1/2035	1,165	1,361

Rev., 5.00%, 3/1/2036	1,230	1,433

Rev., 5.00%, 3/1/2037	1,130	1,312

Rev., 5.00%, 3/1/2044	2,000	2,283

Florida Higher Educational Facilities Financial Authority, St. Leo University Project Rev., 5.00%, 3/1/2039	750	849

JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	26

Lakeland Educational Facilities, Southern College Project Series 2012A, Rev., 5.00%, 9/1/2025	500	531

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	612

Palm Beach County Health Facilities Authority, Acts Retirement Life Communities, Inc., Obligated Group Series 2020B, Rev., 4.00%, 11/15/2041	250	285

Palm Beach County Health Facilities Authority, Toby and Leon Cooperman Sinai Residences of Boca Raton Expansion Rev., 3.00%, 6/1/2027	1,255	1,280

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (b)	985	1,084

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	625	712

Polk County Industrial Development Authority, Retirement Facilities, Carpenter’s Home Estates

Series 2019A, Rev., 5.00%, 1/1/2029	400	447

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,173

Seminole County Industrial Development Authority, Legacy Pointe at UCF Project

Series 2019B-2, Rev., 3.75%, 11/15/2025	2,000	1,937

Series 2019B-1, Rev., 4.25%, 11/15/2026	2,000	1,966

Series 2019A, Rev., 5.00%, 11/15/2029	1,000	1,015

Series 2019A, Rev., 5.25%, 11/15/2039	2,000	1,946

Tampa Bay Water, Regional Water Supply Authority, Utility System Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	694

Total Florida		49,729

Georgia — 0.3%

City of Atlanta, Department of Aviation Series 2012C, Rev., 5.00%, 1/1/2042	500	517

Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Project Series 2020A, Rev., 5.00%, 4/1/2050	230	282

Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	197	233

Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., AMT, 4.00%, 3/1/2021	5	5

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2036	375	425

Total Georgia		1,462

Idaho — 0.0% (f)

Idaho Housing and Finance Association, Compass Public Charter School, Inc., Project Series A, Rev., 4.63%, 7/1/2029 (b)	180	199

Illinois — 3.2%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	590

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	186

County of Du Page, The Morton Abroretum Project Rev., 3.00%, 5/15/2047	1,265	1,266

Illinois Finance Authority, University of Illinois, Urbana-Champaign Project

Series 2019A, Rev., 5.00%, 10/1/2036	300	368

Series 2019A, Rev., 5.00%, 10/1/2037	400	489

Series 2019A, Rev., 5.00%, 10/1/2038	400	487

Series 2019A, Rev., 5.00%, 10/1/2039	350	425

Series 2019A, Rev., 5.00%, 10/1/2044	1,000	1,198

Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project Series 2012B, Rev., 5.00%, 12/15/2028	1,610	1,684

Metropolitan Water Reclamation District of Greater Chicago Series C, GO, 5.25%, 12/1/2027	50	64

Northern Illinois University, Auxiliary Facilities System

Series 2020B, Rev., 4.00%, 4/1/2039	650	729

Series 2020B, Rev., 4.00%, 4/1/2041	1,450	1,616

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	293

Sales Tax Securitization Corp., Second Lien Series 2020A, Rev., 5.00%, 1/1/2037	1,050	1,304

State of Illinois

GO, 5.13%, 5/1/2022	250	262

GO, 5.38%, 5/1/2023	250	272

GO, 4.13%, 3/1/2028	170	173

Upper Illinois River Valley Development Authority, Morris Hospital

Rev., 5.00%, 12/1/2027	1,145	1,420

Rev., 5.00%, 12/1/2028	1,050	1,327

Rev., 5.00%, 12/1/2029	875	1,093

Rev., 5.00%, 12/1/2033	250	302

Rev., 5.00%, 12/1/2034	20	24

Total Illinois		15,572

Indiana — 2.0%

City of Franklin, Otterbeit Homes

Series B, Rev., 4.00%, 7/1/2036	870	980

Series B, Rev., 4.00%, 7/1/2037	905	1,015

Series B, Rev., 4.00%, 7/1/2038	940	1,053

Series B, Rev., 4.00%, 7/1/2039	750	839

Series B, Rev., 4.00%, 7/1/2040	500	558

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — continued

Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project

Series 2020A, Rev., 4.00%, 7/1/2030	105	114

Series 2020A, Rev., 5.00%, 7/1/2040	170	190

Series 2020A, Rev., 5.00%, 7/1/2055	455	500

Indiana Finance Authority, First Lien Wastewater, CWA Authority Project, Series 2101A, Rev., 5.25%, 10/1/2031	250	257

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2035	665	800

Series A, Rev., 4.00%, 11/1/2036	235	263

Series A, Rev., 4.00%, 11/1/2037	330	369

Series A, Rev., 4.00%, 11/1/2038	340	379

Series A, Rev., 4.00%, 11/1/2039	360	400

Indiana Finance Authority, Marian University Project Series A, Rev., 4.00%, 9/15/2044	1,090	1,161

Indiana Finance Authority, Marquette Project Series A, Rev., 5.00%, 3/1/2030	1,000	1,104

Indiana Housing and Community Development Authority, Home First Mortgage Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	5	5

Total Indiana		9,987

Iowa — 0.5%

Iowa Finance Authority, Northcrest Inc., Project

Series 2018A, Rev., 5.00%, 3/1/2028	795	864

Series 2018A, Rev., 5.00%, 3/1/2038	250	266

Iowa Finance Authority, Phs Council Bluffs, Inc., Project

Rev., 3.95%, 8/1/2023	150	152

Rev., 4.45%, 8/1/2028	250	260

Rev., 5.00%, 8/1/2033	485	507

Rev., 5.00%, 8/1/2038	370	386

Total Iowa		2,435

Kansas — 0.5%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2032	500	548

Series A, Rev., 5.00%, 5/15/2039	850	922

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series 2018 I, Rev., 5.00%, 5/15/2033	500	523

Series I, Rev., 5.00%, 5/15/2038	500	516

Total Kansas		2,509

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — 0.3%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	1,050

Series 2016A, Rev., 5.00%, 2/1/2040	500	550

Total Kentucky		1,600

Louisiana — 0.8%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	585

Louisiana Public Facilities Authority, Young Audiences Charter School Project

Series A, Rev., 5.00%, 4/1/2030 (b)	525	559

Series A, Rev., 5.00%, 4/1/2039 (b)	1,425	1,463

Series A, Rev., 5.00%, 4/1/2049 (b)	1,135	1,152

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	285

Total Louisiana		4,044

Maine — 0.0% (f)

Maine Health and Higher Educational Facilities Authority, Central Maine Medical Center Series A, Rev., 5.00%, 7/1/2023 (e)	25	28

Maryland — 1.3%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037 (b)	1,500	1,649

Maryland Economic Development Corp., Bowie State University Project

Rev., 4.00%, 7/1/2040	300	325

Rev., 4.00%, 7/1/2050	1,500	1,601

Maryland Economic Development Corp., Port Covington Project

4.00%, 9/1/2040	875	955

4.00%, 9/1/2050	555	592

Maryland Health and Higher Educational Facilities Authority, Frederick Health System Issue

Rev., 3.25%, 7/1/2039	175	185

Rev., 4.00%, 7/1/2040	215	245

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 4.00%, 6/1/2046	250	274

Rev., 4.00%, 6/1/2051	500	547

Total Maryland		6,373

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — 2.2%

Massachusetts Bay Transportation Authority, Mass Sales Tax Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	396

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	591

Rev., 5.00%, 1/1/2038	405	478

Rev., 5.00%, 1/1/2043	500	582

Massachusetts Development Finance Agency, Emmanuel College Series 2016A, Rev., 5.00%, 10/1/2043	500	567

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (b)	2,000	2,148

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	1,031

Rev., 4.00%, 10/1/2039	500	546

Rev., 5.00%, 10/1/2039	250	282

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue Series 2021G, Rev., 5.00%, 7/1/2039	350	442

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2036	450	548

Rev., 5.00%, 7/1/2037	605	734

Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,280	1,304

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	559

Massachusetts State College Building Authority Series B, Rev., AGC, 5.50%, 5/1/2028	350	432

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	140

Total Massachusetts		10,780

Michigan — 4.1%

City of Detroit, Social Bonds, Unlimited Tax

Series 2021A, GO, 5.00%, 4/1/2031	210	259

Series 2021A, GO, 4.00%, 4/1/2041	500	548

Series 2021A, GO, 4.00%, 4/1/2042	400	437

City of Detroit, Unlimited Tax

GO, 5.00%, 4/1/2035	500	582

GO, 5.00%, 4/1/2036	500	580

GO, 5.00%, 4/1/2037	500	578

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Flint Hospital Building Authority, Hurley Medical Center Rev., 4.00%, 7/1/2038	1,800	1,931

Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project

Rev., 5.00%, 5/15/2037	1,230	1,343

Rev., 5.00%, 5/15/2055	3,000	3,229

Michigan Finance Authority, Kettering University Project

Rev., 4.00%, 9/1/2045	500	545

Rev., 4.00%, 9/1/2050	1,000	1,084

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	863

Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	837

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,923

Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project

Rev., 5.00%, 5/15/2037	670	759

Rev., 5.00%, 5/15/2044	1,000	1,114

Michigan Strategic Fund, United Methodist Retirement Communities, Inc. Rev., 5.00%, 11/15/2034	1,280	1,451

Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	414

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2046	500	623

Total Michigan		20,100

Minnesota — 0.9%

City of Apple Valley, Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	764

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	843

City of Wayzata, Folkestone Senior Living Community

Rev., 5.00%, 8/1/2032	100	107

Rev., 5.00%, 8/1/2033	200	214

Rev., 5.00%, 8/1/2035	200	213

Rev., 3.75%, 8/1/2036	250	253

Rev., 3.75%, 8/1/2037	500	503

Rev., 4.00%, 8/1/2038	350	356

Rev., 4.00%, 8/1/2039	250	254

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

City of Woodbury, Charter School Lease

Rev., 3.00%, 12/1/2030	250		255

Rev., 4.00%, 12/1/2040	200		211

Rev., 4.00%, 12/1/2050	250		261

Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	—	(g)	–	(g)

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	45		45

Total Minnesota			4,279

Mississippi — 0.6%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., GTD, 5.25%, 1/1/2030	160		208

Series 2010A, Rev., GTD, 5.25%, 1/1/2034	100		135

Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project

Series A, Rev., 4.00%, 1/1/2039	1,250		1,415

Series A, Rev., 4.00%, 1/1/2040	1,000		1,129

Total Mississippi			2,887

Missouri — 2.3%

Bi-State Development Agency of the Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400		479

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550		619

Series 2019C, Rev., 4.00%, 2/1/2032	390		433

Series 2019C, Rev., 4.00%, 2/1/2033	865		956

Series 2019C, Rev., 4.00%, 2/1/2034	1,000		1,099

Series 2019A, Rev., 5.00%, 2/1/2034	1,010		1,126

Series 2016A, Rev., 5.00%, 2/1/2036	2,500		2,800

Series 2019A, Rev., 5.00%, 2/1/2042	1,000		1,106

Joplin Industrial Development Authority, 32nd Street Place Community Improvement District Project

Rev., 3.50%, 11/1/2040	750		716

Rev., 4.25%, 11/1/2050	1,250		1,195

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 5/1/2021 (e)	15		15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued

St. Louis County Industrial Development Authority, Friendship Village Series 2018A, Rev., 5.00%, 9/1/2028	630	720

Total Missouri		11,264

Montana — 0.1%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	365

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	75	78

Total Montana		443

Nevada — 0.5%

City of Las Vegas, Special Improvement District No. 611, Local Improvement

3.50%, 6/1/2030	200	213

3.50%, 6/1/2031	160	169

3.75%, 6/1/2032	260	276

4.00%, 6/1/2033	185	199

4.00%, 6/1/2034	185	198

4.00%, 6/1/2035	185	197

4.00%, 6/1/2040	450	473

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	401

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (b)	190	191

County of Clark, Passenger Facility Charge, Las Vegas-McCarran International Airport Passenger Facility Series 2019E, Rev., 5.00%, 7/1/2033	200	252

Total Nevada		2,569

New Hampshire — 0.3%

City of Manchester, School Facilities Rev., NATL-RE, 5.50%, 6/1/2027	100	127

New Hampshire Business Finance Authority, The Vista Project

Series A, Rev., 5.25%, 7/1/2039 (b)	200	200

Series A, Rev., 5.63%, 7/1/2046 (b)	1,000	1,013

Total New Hampshire		1,340

New Jersey — 5.5%

New Jersey Economic Development Authority, Black Horse EHT Urban Renewal LLC Project Series 2019A, Rev., 5.00%, 10/1/2039 (b)	2,000	1,986

New Jersey Economic Development Authority, Golden Door Charter School Project

Series 2018A, Rev., 5.13%, 11/1/2029 (b)	210	230

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

Series 2018-A, Rev., 6.25%, 11/1/2038 (b)	525	610

New Jersey Economic Development Authority, Marion P. Thomas Charter School, Inc., Project Series 2018-A, Rev., 5.00%, 10/1/2033 (b)	1,000	1,085

New Jersey Economic Development Authority, Motor Vehicle Surcharge Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	434

New Jersey Economic Development Authority, School Facilities Construction

Rev., 4.00%, 6/15/2046	875	951

Rev., 4.00%, 6/15/2050	1,000	1,083

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	1,200	1,354

New Jersey Economic Development Authority, Transit Transportation Project

Series 2020A, Rev., 4.00%, 11/1/2037	1,500	1,661

Series 2020A, Rev., 4.00%, 11/1/2038	750	828

Series 2020A, Rev., 4.00%, 11/1/2039	2,000	2,204

New Jersey Economic Development Authority, White Horse HMT Urban Renewal LLC Project Rev., 5.00%, 1/1/2040 (b)	3,000	2,959

New Jersey Educational Facilities Authority, Seton Hall University Issue, Tax-Exempt

Series 2020C, Rev., AGM, 3.25%, 7/1/2049	700	724

Series 2020C, Rev., AGM, 4.00%, 7/1/2050	725	809

New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System Obligated Group Rev., 5.00%, 7/1/2041	1,500	1,737

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 2018A, Rev., AMT, 3.75%, 12/1/2031	750	800

Series 2018A, Rev., AMT, 4.00%, 12/1/2032	400	432

Series A, Rev., AMT, 4.00%, 12/1/2033	500	537

Series 2018A, Rev., AMT, 4.00%, 12/1/2034	300	322

Series A, Rev., AMT, 4.00%, 12/1/2035	200	214

New Jersey Transportation Trust Fund Authority

Series 2019BB, Rev., 4.00%, 6/15/2036	1,000	1,110

Series 2020AA, Rev., 4.00%, 6/15/2039	1,000	1,110

Series 2020AA, Rev., 4.00%, 6/15/2040	600	663

New Jersey Turnpike Authority

Series D, Rev., 5.00%, 1/1/2028	1,800	2,172

Series 2021A, Rev., 4.00%, 1/1/2042	1,000	1,160

Total New Jersey		27,175

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Mexico — 0.5%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group—La Vida Llena Expansion Project

Series A, Rev., 5.00%, 7/1/2033	360	411

Series A, Rev., 5.00%, 7/1/2034	375	426

Series A, Rev., 5.00%, 7/1/2039	1,225	1,379

New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2011B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	50	50

Total New Mexico		2,266

New York — 4.0%

Buffalo and Erie County Industrial Land Development Corp., D’youville College Project

Rev., 4.00%, 11/1/2035	510	564

Rev., 4.00%, 11/1/2040	1,035	1,126

Build NYC Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (b)	500	562

Series 2018A, Rev., 5.13%, 5/1/2038 (b)	250	279

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	1,049

Metropolitan Transportation Authority

Series 2019B-1, Rev., BAN, 5.00%, 5/15/2022	200	210

Series 2020A-1, Rev., BAN, 5.00%, 2/1/2023	500	539

Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project

Series 2020A, Rev., 5.00%, 6/1/2040 (b)	630	732

Series 2020A, Rev., 5.00%, 6/1/2059 (b)	540	615

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	735

New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., AGM, 3.00%, 9/1/2050	1,350	1,355

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 5.00%, 1/1/2022	1,000	1,032

Rev., AMT, 5.00%, 1/1/2025	3,250	3,682

Rev., AMT, 5.00%, 1/1/2028	500	607

Rev., AMT, 4.00%, 10/1/2030	1,000	1,161

Rev., AMT, 4.00%, 1/1/2036	500	550

Rev., AMT, 5.00%, 1/1/2036	375	440

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	348

Rev., 5.00%, 1/1/2038	200	232

Rev., 5.00%, 1/1/2043	500	572

Suffolk County Economic Development Corp., Peconic Landing at Southold Project, Inc. Rev., 5.00%, 12/1/2029	750	860

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project

Rev., 5.13%, 11/1/2041 (b)	850	847

Rev., 5.38%, 11/1/2054 (b)	750	747

Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project Rev., 5.00%, 7/1/2042	365	405

Yonkers Economic Development Corp., Charter School of Educational Excellence Project

Series 2019A, Rev., 4.00%, 10/15/2029	200	217

Series 2019A, Rev., 5.00%, 10/15/2039	315	357

Total New York		19,823

North Carolina — 0.2%

North Carolina Medical Care Commission, Retirement Facilities First Mortgage, Galloway Ridge Series 2019A, Rev., 5.00%, 1/1/2031	625	711

North Carolina Medical Care Commission, Retirement Facilities, Pennybyrn at Maryfield Project Series 2020A, Rev., 5.00%, 10/1/2040	355	395

Total North Carolina		1,106

North Dakota — 0.0% (f)

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2012A, Rev., 3.75%, 7/1/2042	30	31

Ohio — 3.8%

Butler County Port Authority, Community First Solutions

Rev., 4.00%, 5/15/2046	250	278

Rev., 4.00%, 5/15/2051	655	726

City of Middleburg Heights, Southwest General Health Center Project, Tax-Exempt Series 2020A, Rev., 4.00%, 8/1/2041	550	625

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,056

Rev., 5.25%, 12/1/2038	500	530

Rev., 5.50%, 12/1/2043	500	531

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

County of Greene, Various Purpose Series 2007A, GO, AMBAC, 5.25%, 12/1/2028	45	56

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	225

County of Hardin, Economic Development Facilities Improvement Bonds, Ohio Northern University Rev., 5.00%, 5/1/2030	250	270

County of Ross, Adena Health System Obligated Group Project Rev., 5.00%, 12/1/2039	1,000	1,235

Northeast Ohio Medical University

Series 2021A, Rev., 3.00%, 12/1/2040	125	125

Series 2021A, Rev., 4.00%, 12/1/2045	120	131

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	566

Rev., 5.00%, 12/1/2033	270	300

Rev., 5.00%, 12/1/2038	685	747

Ohio Higher Educational Facility Commission, Tiffin University 2019 Project

Rev., 5.00%, 11/1/2034	2,875	3,313

Rev., 5.00%, 11/1/2039	4,890	5,554

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	2,000	2,285

Ohio Housing Finance Agency, Single Family Mortgage Series 2011 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	5	5

Total Ohio		18,558

Oklahoma — 0.4%

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2021 (e)	220	224

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,168

Tulsa Airports Improvement Trust

Series A, Rev., AMT, 5.00%, 6/1/2024	300	340

Series A, Rev., AMT, 5.00%, 6/1/2025	420	476

Total Oklahoma		2,208

Oregon — 0.6%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	234

Series 2018A, Rev., 5.00%, 5/15/2043	310	327

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oregon — continued

Clackamas County School District No. 7J Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	198

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	26

Oregon State Facilities Authority, Samaritan Health Services Project, Tax-Exempt

Series 2020A, Rev., 5.00%, 10/1/2035	135	168

Series 2020A, Rev., 5.00%, 10/1/2040	585	721

Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,126

State of Oregon, Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	5	5

State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/2/2021 (e)	105	107

Total Oregon		2,912

Pennsylvania — 8.2%

Aliquippa School District, Limited Tax

GO, 3.75%, 12/1/2033	2,000	2,237

GO, 3.88%, 12/1/2037	1,250	1,388

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	560

Allentown City School District, Limited Tax

Series C, GO, 4.00%, 2/1/2034	1,580	1,815

Series B, GO, 5.00%, 2/1/2034	1,300	1,611

Series C, GO, 4.00%, 2/1/2035	1,000	1,146

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (b)	250	291

Rev., 5.00%, 5/1/2042 (b)	250	289

Berks County Industrial Development Authority, The Highlands at Wyomissing

Rev., 5.00%, 5/15/2033	500	560

Series 2017A, Rev., 5.00%, 5/15/2037	250	282

Rev., 5.00%, 5/15/2038	500	554

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	1,000	1,109

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 4.00%, 7/1/2046 (d)	890	939

Bucks County Industrial Development Authority, St. Luke’s University Health Network Project Rev., 4.00%, 8/15/2044	2,475	2,729

Cumberland County Municipal Authority, Asbury Pennsylvania Rev., 3.00%, 1/1/2024	1,000	1,008

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	150	153

Rev., 5.00%, 5/1/2029	650	748

Rev., 5.00%, 5/1/2039	1,100	1,262

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project

Rev., 5.00%, 12/1/2029	195	218

Rev., 5.00%, 12/1/2039	385	414

Rev., 5.00%, 12/1/2049	500	529

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc., Project

Series 2019A, Rev., 5.00%, 6/15/2032	545	598

Series 2019A, Rev., 5.00%, 6/15/2033	570	623

Series 2019A, Rev., 5.00%, 6/15/2038	1,110	1,200

Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc., Project

Rev., 5.00%, 3/1/2040	250	270

Rev., 5.00%, 3/1/2045	500	536

Rev., 5.00%, 3/1/2050	500	535

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	70	81

Mercer County Industrial Development Authority, Thiel College Project Rev., 6.13%, 10/1/2050 (b)	2,700	3,027

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2034	275	331

Rev., 4.00%, 4/1/2035	205	227

Rev., 4.00%, 4/1/2036	520	575

Rev., 4.00%, 4/1/2037	545	601

Rev., 4.00%, 4/1/2038	695	764

Rev., 4.00%, 4/1/2039	725	794

Northampton County Industrial Development Authority, Morningstar Senior Living, Inc., Project Rev., 5.00%, 11/1/2039	1,000	1,071

Philadelphia Authority for Industrial Development, Independence Charter School West Project

Rev., 4.00%, 6/15/2029	360	385

Rev., 5.00%, 6/15/2039	500	544

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (b)	700	777

Philadelphia Authority for Industrial Development, MAST Community Charter School II Project

Series 2020A, Rev., 5.00%, 8/1/2030	265	313

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Series 2020A, Rev., 5.00%, 8/1/2040	315	369

School District of Philadelphia (The) Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,410

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	836

West Mifflin School District, Limited Tax

GO, 3.00%, 4/1/2034	1,000	1,080

GO, 3.00%, 4/1/2038	1,400	1,492

Wilkes-Barre Area School District

GO, 3.50%, 4/15/2038	370	406

GO, 3.50%, 4/15/2039	230	251

GO, 3.75%, 4/15/2044	1,000	1,098

Total Pennsylvania		40,036

Rhode Island — 0.1%

Rhode Island Commerce Corp. Series B, Rev., 5.00%, 7/1/2022	250	264

Rhode Island Student Loan Authority Series 2017A, Rev., AMT, 5.00%, 12/1/2024	100	115

Total Rhode Island		379

South Carolina — 1.5%

South Carolina Jobs-Economic Development Authority, Bishop Gadsden Episcopal Retirement Community Series 2019A, Rev., 4.00%, 4/1/2034	605	649

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,607

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project

Series A, Rev., 4.00%, 12/1/2029 (b)	1,130	1,243

Series A, Rev., 5.00%, 12/1/2034 (b)	1,405	1,629

Series A, Rev., 5.00%, 12/1/2039 (b)	1,795	2,044

South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project

Series 2020A, Rev., 5.00%, 11/15/2028	210	237

Series 2020A, Rev., 5.00%, 11/15/2029	110	124

Total South Carolina		7,533

South Dakota — 0.1%

South Dakota Health and Educational Facilities Authority, Sanford Health Obligated Group Rev., 5.00%, 11/1/2045	500	568

South Dakota Housing Development Authority, Homeownership Mortgage Series 2012A, Rev., AMT, 4.50%, 5/1/2031	25	26

Total South Dakota		594

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 1.8%

Chattanooga Health Educational and Housing Facility Board, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,109

Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019B, Rev., AMT, 5.00%, 7/1/2039	625	771

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

Rev., 4.50%, 6/1/2028 (b)	500	546

Rev., 5.13%, 6/1/2036 (b)	425	479

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project

Series 2019A, Rev., 5.75%, 10/1/2049	1,000	1,009

Series 2019A, Rev., 5.75%, 10/1/2054	1,500	1,508

Series 2019A, Rev., 5.75%, 10/1/2059	3,350	3,334

Tennessee Housing Development Agency, Homeownership Program Series 1A, Rev., AMT, 4.50%, 1/1/2038	30	31

Total Tennessee		8,787

Texas — 5.6%

Arlington Higher Education Finance Corp., Basis Texas Charter Schools, Inc. Series 2020A, Rev., 4.00%, 6/15/2040 (b)	1,810	1,829

Arlington Higher Education Finance Corp., Newman International Academy

Rev., 5.00%, 8/15/2041	300	320

Rev., 5.00%, 8/15/2051	850	890

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	435	474

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,119

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	940

City of Houston, Airport System, Subordinate Lien Series 2018D, Rev., 5.00%, 7/1/2028	355	449

City of Houston, Airport System, United Airlines, Inc., Terminal E Project Rev., AMT, 5.00%, 7/1/2029	2,500	2,708

City of Houston, Combined Utility System, Capital Appreciation Series A, Rev., AGM, Zero Coupon, 12/1/2027 (e)	30	28

City of Temple, Reinvestment Zone Series A, Rev., 5.00%, 8/1/2028 (b)	915	1,026

Dallas Area Rapid Transit, Sales Tax, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	174

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Danbury Higher Education Authority, Inc., Golden Rule Schools, Inc. Series 2019A, Rev., 5.00%, 8/15/2039	3,000	3,099

Matagorda County Navigation District No. 1, Pollution Control, Central Power and Light Co. Project. Series 2001A, Rev., 2.60%, 11/1/2029	1,000	1,070

New Hope Cultural Education Facilities Finance Corp., Beta Academy

Series A, Rev., 3.38%, 8/15/2029 (b)	300	303

Series A, Rev., 5.00%, 8/15/2039 (b)	425	445

Series A, Rev., 5.00%, 8/15/2049 (b)	670	696

New Hope Cultural Education Facilities Finance Corp., Cityscape Schools Inc.

Series A, Rev., 4.00%, 8/15/2029 (b)	330	358

Series A, Rev., 5.00%, 8/15/2039 (b)	610	672

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	1,045

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project

Series 2020A, Rev., 5.00%, 1/1/2030	1,075	1,175

Series 2020A, Rev., 5.00%, 1/1/2035	865	931

Series 2020A, Rev., 5.00%, 1/1/2040	790	842

Series 2020A, Rev., 5.00%, 1/1/2055	2,000	2,099

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,040

New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation Series A-1, Rev., 5.00%, 12/1/2039	1,420	1,552

New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes Inc., Project

Rev., 4.00%, 1/1/2029	300	302

Rev., 5.00%, 1/1/2039	205	214

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	140	144

Rev., 5.00%, 6/15/2033	150	156

Rev., 5.00%, 6/15/2038	250	258

Permanent University Fund — University of Texas System Series B, Rev., 5.25%, 7/1/2028	140	182

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	187

Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.25%, 11/15/2031	500	559

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	5	5

Total Texas		27,291

Utah — 2.4%

Mida Mountain Village Public Infrastructure District

Series 2020B, Rev., 6.25%, 8/1/2030 (b)	1,000	991

Series 2020A, Rev., 4.50%, 8/1/2040	1,000	1,103

Utah Charter School Finance Authority, Mountain West Montessori Academy Project

Series 2020A, Rev., 3.13%, 6/15/2029 (b)	750	765

Series 2020A, Rev., 5.00%, 6/15/2039 (b)	475	525

Series 2020A, Rev., 5.00%, 6/15/2049 (b)	825	898

Utah Charter School Finance Authority, Summit Academy Incorporated

Series A, Rev., 4.00%, 4/15/2032	250	287

Series A, Rev., 4.00%, 4/15/2033	260	297

Series A, Rev., 5.00%, 4/15/2034	235	284

Series A, Rev., 5.00%, 4/15/2039	700	834

Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project

Series 2021A, Rev., 5.00%, 6/15/2041 (b)	870	949

Series 2021A, Rev., 5.00%, 6/15/2052 (b)	1,295	1,383

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Rev., 4.00%, 10/15/2033	500	573

Rev., 4.00%, 10/15/2036	500	566

Rev., 4.00%, 10/15/2039	700	784

Rev., 4.00%, 10/15/2041	250	280

Rev., 4.00%, 10/15/2042	475	528

Utah Transit Authority, Subordinate Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	47

Series 2006C, Rev., AGM, 5.25%, 6/15/2032	450	612

Total Utah		11,706

Vermont — 0.1%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 4.00%, 6/15/2032	150	158

Series A, Rev., AMT, 4.00%, 6/15/2033	190	200

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	155	162

Total Vermont		520

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Virginia — 3.7%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 4.00%, 7/1/2035	1,000	1,138

Rev., 4.00%, 7/1/2036	1,175	1,332

Rev., 4.00%, 7/1/2037	1,205	1,362

Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	795

Fredericksburg Economic Development Authority, Stadium Project

Series B, Rev., 6.13%, 9/1/2029 (b)	2,000	1,986

Series B, Rev., 7.00%, 9/1/2044 (b)	1,000	952

Norfolk Redevelopment and Housing Authority, Fort Norfolk Retirement Community, Harbors Edge Project

Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,068

Series 2019A, Rev., 4.38%, 1/1/2039	1,400	1,432

Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living

Series 2019A, Rev., 4.75%, 9/1/2029	1,000	1,018

Series 2020, Rev., 4.30%, 9/1/2030	770	757

Series 2019A, Rev., 5.00%, 9/1/2034	2,000	2,040

Series 2020, Rev., 5.00%, 9/1/2040	1,640	1,640

Roanoke Economic Development Authority, Carilion Clinic Obligated Group Series 2020A, Rev., 5.00%, 7/1/2047	1,550	2,337

Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2011A, Rev., 5.00%, 11/1/2021 (e)	70	72

Total Virginia		17,929

Washington — 2.9%

Pend Oreille County, Public Hospital District No. 1, Unlimited Tax

GO, 5.00%, 12/1/2033	1,000	1,150

GO, 5.00%, 12/1/2038	1,255	1,425

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	2,605	2,896

Washington Health Care Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,109

Washington Higher Education Facilities Authority, Seattle University Project

Rev., 3.50%, 5/1/2039	300	321

Rev., 3.63%, 5/1/2040	800	862

Rev., 4.00%, 5/1/2045	500	558

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (b)	535	563

Rev., 5.00%, 7/1/2033 (b)	535	580

Rev., 5.00%, 7/1/2038 (b)	300	323

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (b)	965	1,009

Series 2018A, Rev., 5.00%, 7/1/2038 (b)	825	858

Washington State Housing Finance Commission, Transforming Age Projects

Series 2019A, Rev., 5.00%, 1/1/2034 (b)	745	832

Series 2019A, Rev., 5.00%, 1/1/2039 (b)	1,495	1,652

Total Washington		14,138

West Virginia — 0.6%

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc.

Series 2019A, Rev., 5.00%, 9/1/2038	1,250	1,508

Series 2019A, Rev., 5.00%, 9/1/2039	1,400	1,684

Total West Virginia		3,192

Wisconsin — 6.3%

Public Finance Authority, Blue Ridge Healthcare Facilities

Series 2020A, Rev., 4.00%, 1/1/2045	750	842

Series 2020A, Rev., 3.00%, 1/1/2050	750	764

Public Finance Authority, Cedars Obligated Group, Cedars Obligated Group

Rev., 4.25%, 5/1/2029 (b)	1,000	973

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	230	235

Rev., 5.00%, 10/1/2033	775	868

Public Finance Authority, Coral Academy of Science Reno

Series 2019A, Rev., 5.00%, 6/1/2029 (b)	370	413

Series 2019A, Rev., 5.00%, 6/1/2039 (b)	710	763

Public Finance Authority, ENO River Academy Project

Series 2020A, Rev., 4.00%, 6/15/2030 (b)	235	253

Series 2020A, Rev., 5.00%, 6/15/2040 (b)	410	458

Series 2020A, Rev., 5.00%, 6/15/2054 (b)	685	752

Public Finance Authority, First Mortgage Southminster, Inc. Rev., 4.25%, 10/1/2038 (b)	2,000	2,014

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Public Finance Authority, Minnesota College of Osteopathic Medicine

Series 2019A-1, Rev., 5.50%, 12/1/2048 (b) (h)	17	9

Series 2019A-2, Rev., 7.25%, 12/1/2048 (b) (h)	46	23

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	190

Rev., 5.00%, 6/15/2028	505	606

Rev., 5.00%, 6/15/2034	215	254

Rev., 5.00%, 6/15/2039	390	453

Rev., 5.00%, 6/15/2049	1,000	1,140

Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Rev., 4.00%, 11/15/2042 (b)	3,955	3,751

Public Finance Authority, Roseman University of Health Sciences Project

Rev., 5.00%, 4/1/2030 (b)	500	596

Rev., 5.00%, 4/1/2040 (b)	2,155	2,479

Public Finance Authority, Ultimate Medical Academy Project

Series 2019A, Rev., 5.00%, 10/1/2028 (b)	2,000	2,367

Series 2019A, Rev., 5.00%, 10/1/2029 (b)	1,850	2,211

Series 2019A, Rev., 5.00%, 10/1/2034 (b)	500	583

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (b)	510	539

Series 2019A, Rev., 5.00%, 6/15/2039 (b)	500	535

Series 2019A, Rev., 5.00%, 6/15/2049 (b)	1,100	1,164

Wisconsin Health and Educational Facilities Authority, Lawrence University of Wisconsin Rev., 4.00%, 2/1/2045	575	612

Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	173

Series A, Rev., 5.00%, 7/1/2044	210	240

Series A, Rev., 5.00%, 7/1/2049	750	854

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System

Series 2019A, Rev., 5.00%, 11/1/2026	355	387

Series 2019A, Rev., 5.00%, 11/1/2027	370	406

Series 2019A, Rev., 5.00%, 11/1/2028	470	518

Series 2019A, Rev., 5.00%, 11/1/2029	315	347

Series 2019A, Rev., 5.00%, 11/1/2030	515	564

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc., Project Series A, Rev., 4.25%, 9/15/2035	1,500	1,540

Total Wisconsin		30,876

Total Municipal Bonds (Cost $480,083)		495,904

Collateralized Mortgage Obligations — 0.0%

Southcross Holdco Equity

0.00%, 7/9/2070 ‡ (Cost $12)	3	—

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (i) (j) (Cost $5,698)	5,695	5,698

Total Investments — 102.4% (Cost $485,793)		501,602
Liabilities in Excess of Other Assets — (2.4)%		(11,851)

NET ASSETS — 100.0%		489,751

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Amount rounds to less than one thousand.
(h)	Defaulted security.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 98.6% (a)

Alabama — 2.5%

Birmingham Airport Authority

Rev., 5.00%, 7/1/2027	250	309

Rev., 5.00%, 7/1/2028	350	440

Rev., 5.00%, 7/1/2029	375	479

Rev., 5.00%, 7/1/2030	250	324

Rev., 5.00%, 7/1/2031	175	225

Rev., 5.00%, 7/1/2032	150	192

Rev., 5.00%, 7/1/2033	325	413

Rev., 5.00%, 7/1/2034	375	475

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 0.65%, 12/1/2023 (b)	7,500	7,507

Black Belt Energy Gas District, Gas Prepay Project No. 4 Series 2019A-1, Rev., 4.00%, 12/1/2025 (c)	10,160	11,544

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	8,320	8,383

Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2023	500	547

Selma Industrial Development Board, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (c)	3,625	3,777

Southeast Alabama Gas Supply District (The), Project No. 1

Series A, Rev., 5.00%, 4/1/2021	2,865	2,876

Series A, Rev., 5.00%, 4/1/2022	3,220	3,379

Total Alabama		40,870

Alaska — 0.5%

Alaska Municipal Bond Bank Authority

Series 1, Rev., 5.00%, 12/1/2027	1,945	2,425

Series 1, Rev., 5.00%, 12/1/2028	1,230	1,559

Series 1, Rev., 5.00%, 12/1/2029	1,275	1,636

Series 1, Rev., 5.00%, 12/1/2030	875	1,132

City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023 (d)	500	563

State of Alaska Series A, GO, 5.00%, 8/1/2029	1,300	1,534

Total Alaska		8,849

Arizona — 1.9%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	4,118

Arizona Industrial Development Authority, Phoenix Children’s Hospital Series 2020A, Rev., 5.00%, 2/1/2027	125	154

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,715

Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	5,046

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (c)	7,370	7,904

Series C, Rev., 5.00%, 10/18/2024 (c)	9,000	10,413

Town of Marana, Excise Tax Series 2017B, Rev., 5.00%, 7/1/2021	100	101

Total Arizona		30,451

Arkansas — 0.9%

Arkansas Development Finance Authority Public Safety Charges, Division of Emergency Management Project

Rev., 4.00%, 6/1/2028	1,000	1,193

Rev., 4.00%, 6/1/2030	1,195	1,404

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	399

City of Rogers, Sales Tax Series B, Rev., 5.00%, 11/1/2027	3,855	4,717

County of Sharp, Sales and Use Tax

Rev., 5.00%, 3/1/2024	595	667

Rev., 5.00%, 3/1/2025	600	692

Rev., 5.00%, 3/1/2026	685	809

University of Arkansas, Various Facility UAMS Campus

Rev., 5.00%, 3/1/2025	500	586

Rev., 5.00%, 3/1/2026	1,000	1,169

University of Central Arkansas, Student Housing System

Series 2017A, Rev., 5.00%, 11/1/2021	1,600	1,647

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	125

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	275

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	205

Total Arkansas		13,888

California — 14.2%

Alameda County Transportation Commission, Sales Tax Rev., 4.00%, 3/1/2022	5,000	5,193

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,122

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2021 (d)	1,275	1,310

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Bay Area Toll Authority, Toll Bridge Series S-7, Rev., 4.00%, 4/1/2029	20,000	23,448

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024	1,675	1,848

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	8,065	8,511

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,234

California Health Facilities Financing Authority, Providence Health and Services

Series 2014A, Rev., 5.00%, 10/1/2021	750	771

Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,614

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust Series 2013A-2, Rev., (ICE LIBOR USD 1 Month + 0.33%), 0.41%, 4/1/2022 (b)	3,250	3,253

California Municipal Finance Authority, Biola University Rev., 5.00%, 10/1/2021	370	379

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	322

Rev., 5.00%, 10/1/2026	150	180

Rev., 5.00%, 10/1/2027	150	183

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	547

Series 2017A, Rev., 5.00%, 11/1/2024	800	900

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2023 (d)	2,820	3,092

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	310

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,636

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2021	360	370

COP, 5.00%, 10/1/2022	465	500

COP, 5.00%, 10/1/2023	1,000	1,121

City of Los Angeles Department of Airports, International Airport Senior

Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,605

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,570

Series B, Rev., 4.00%, 5/15/2024	365	407

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,169

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,280

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	2,973

City of Los Angeles Department of Airports, International Airport Subordinate

Series C, Rev., 5.00%, 5/15/2022	750	794

Series C, Rev., 5.00%, 5/15/2024	700	803

City of Los Angeles, Wastewater System Series 2015-A, Rev., 5.00%, 6/1/2022	2,750	2,917

Contra Costa County Transportation Authority, Sales Tax

Series A, Rev., 5.00%, 3/1/2023	2,420	2,649

Series A, Rev., 5.00%, 3/1/2024	2,000	2,274

Eastern Municipal Water District, Water and Wastewater System

Series C, Rev., 5.00%, 7/1/2021	2,530	2,571

Series C, Rev., 5.00%, 7/1/2022	1,700	1,810

Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2021	1,000	1,012

Grossmont Healthcare District

Series 2015C, GO, 5.00%, 7/15/2026	1,000	1,182

Series D, GO, 5.00%, 7/15/2026	1,225	1,447

Los Angeles Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,145

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.00%, 7/1/2025	100	119

Moreland School District GO, 5.00%, 8/1/2021	1,000	1,020

Novato Unified School District

Series A, GO, 4.00%, 2/1/2022	535	554

Series A, GO, 5.00%, 2/1/2023	685	747

Series A, GO, 5.00%, 8/1/2025	1,500	1,734

Series A, GO, 5.00%, 8/1/2026	1,800	2,077

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,335

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,122

Port of Oakland, Intermediate Lien Rev., AMT, 5.00%, 5/1/2024	2,935	3,320

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	2,932

Series E, Rev., 5.00%, 8/15/2027	105	133

San Diego County Regional Transportation Commission, Sales Tax

Series A, Rev., 5.00%, 4/1/2021	250	251

Series A, Rev., 5.00%, 4/1/2022	100	105

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

San Diego Public Facilities Financing Authority Series 2020A, Rev., 5.00%, 8/1/2027	250	316

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,846

Series 2015D, GO, 5.00%, 8/1/2028	1,685	2,005

San Francisco City and County Public Utilities Commission Series 2018C, Rev., 2.13%, 10/1/2023 (c)	10,000	10,354

San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,843

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,511

Santa Barbara Unified School District

Series A, GO, 4.00%, 8/1/2022	30	32

Series B, GO, 5.00%, 8/1/2026	50	61

Sonoma County Transportation Authority, Limited Tax Rev., 5.00%, 12/1/2024	1,000	1,170

Southern California Public Power Authority, Canyon Power Project Series 2016A, Rev., 5.00%, 7/1/2021 (d)	1,000	1,016

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	3,137

GO, 5.00%, 11/1/2023	3,560	4,000

GO, 5.00%, 3/1/2026	13,210	15,534

GO, 5.00%, 9/1/2026	4,900	6,029

GO, 4.00%, 8/1/2028	4,000	4,669

GO, 4.00%, 8/1/2029	4,180	4,857

GO, 5.00%, 8/1/2029	7,830	9,529

GO, 4.00%, 8/1/2030	10,000	11,583

Stockton Public Financing Authority

Rev., 5.00%, 3/1/2027	630	754

Rev., 5.00%, 3/1/2029	465	570

Tobacco Securitization Authority of Northern California Rev., 0.45%, 6/1/2030	500	488

University of California Series AK, Rev., 5.00%, 5/15/2023 (c)	11,505	12,676

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	435

Whittier Union High School District GO, 5.00%, 8/1/2023	10,495	11,697

Total California		228,013

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 3.4%

Arapahoe County School District No. 5 Cherry Creek GO, 5.00%, 12/15/2029	17,575	23,464

City of Aurora COP, 4.00%, 12/1/2022	375	399

City of Longmon

Series A, COP, 5.00%, 12/1/2021	100	104

Series A, COP, 5.00%, 12/1/2022	100	108

Series A, COP, 5.00%, 12/1/2024	100	112

Colorado Bridge Enterprise Series 2019A, Rev., 4.00%, 12/1/2027	5,000	5,876

Colorado Health Facilities Authority, Commonspirit Health Series B-2, Rev., 5.00%, 8/1/2026 (c)	10,000	11,811

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Rev., 5.00%, 9/1/2022	150	159

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,090	1,133

Counties of Gunnison, Watershed School District No. 1

Series 2014A, GO, 4.00%, 12/1/2022	300	320

Series 2014A, GO, 5.00%, 12/1/2026	500	583

County of Boulder, Flood Reconstruction Projects

COP, 5.00%, 12/1/2022	720	722

COP, 5.00%, 12/1/2023	500	502

COP, 5.00%, 12/1/2025	500	502

County of Eagle COP, 5.00%, 12/1/2022	200	216

Regional Transportation District, Denver Transit Partners

Rev., 5.00%, 1/15/2027	500	604

Rev., 5.00%, 7/15/2027	500	610

Rev., 5.00%, 1/15/2028	250	308

Rev., 5.00%, 7/15/2028	175	217

Rev., 5.00%, 1/15/2029	300	376

Rev., 5.00%, 7/15/2029	135	170

Rev., 5.00%, 1/15/2030	165	209

Rev., 5.00%, 7/15/2030	115	147

State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 3.00%, 6/15/2021	1,000	1,008

University of Colorado, Enterprise System

Series 2017A-2, Rev., 5.00%, 6/1/2022 (d)	820	869

Series 2017A-2, Rev., 5.00%, 6/1/2022	260	275

Series A, Rev., 5.00%, 6/1/2022 (d)	2,590	2,744

Series A, Rev., 5.00%, 6/1/2022	560	593

Total Colorado		54,141

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — 1.5%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Series E, Subseries E-3, Rev., 1.63%, 11/15/2022 (c)	750	751

Connecticut State Health & Educational Facilities Authority, Hartford Healthcare Series 2020B-2, Rev., 5.00%, 1/1/2027 (c)	7,750	9,504

State of Connecticut Series 2020C, GO, 4.00%, 6/1/2032	1,000	1,197

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series C, Rev., 5.00%, 10/1/2026	10,000	12,272

Total Connecticut		23,724

District of Columbia — 0.2%

District of Columbia, Children’s Hospital Obligated Group Rev., 5.00%, 7/15/2021	500	509

Metropolitan Washington Airports Authority Series 2013C, Rev., 5.00%, 10/1/2021	1,475	1,516

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,382

Total District of Columbia		3,407

Florida — 2.0%

County of Miami-Dade, Aviation Series 2020A, Rev., 5.00%, 10/1/2032	2,000	2,582

County of Miami-Dade, Stormwater Project

Rev., 5.00%, 4/1/2028	2,840	3,629

Rev., 5.00%, 4/1/2029	1,350	1,756

Florida Higher Educational Facilities Financial Authority, Florida Institute of Technology

Rev., 5.00%, 10/1/2022	115	122

Rev., 5.00%, 10/1/2023	125	137

JEA Water and Sewer System Series A, Rev., 5.00%, 10/1/2025	250	299

Miami-Dade County Expressway Authority, Toll System Series 2014A, Rev., 5.00%, 7/1/2022	625	664

Orlando Utilities Commission Series 2020A, Rev., 5.00%, 10/1/2026	10,000	12,370

School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	762

State of Florida, State Board of Education, Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,460

Total Florida		32,781

Georgia — 3.1%

Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,145

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,139

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Cook County School District, Sales Tax GO, 5.00%, 10/1/2021	1,495	1,536

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Rev., 5.00%, 7/1/2023	325	357

Rev., 5.00%, 7/1/2025	250	292

Rev., 5.00%, 7/1/2026	275	329

Rev., 5.00%, 7/1/2028	375	455

Rev., 4.00%, 7/1/2032	1,000	1,120

Development Authority for Fulton County, Tech Athletic

Rev., 5.00%, 10/1/2022 (d)	4,855	5,219

Rev., 5.00%, 10/1/2022	145	155

Georgia State Road and Tollway Authority Rev., 5.00%, 6/1/2021	5,000	5,060

Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 5.00%, 9/1/2030	10,755	14,305

State of Georgia

Series I, GO, 5.00%, 7/1/2021	8,165	8,296

Series 2016E, GO, 5.00%, 12/1/2025	6,750	8,156

Series F, GO, 5.00%, 7/1/2028	2,000	2,472

Total Georgia		50,036

Hawaii — 0.5%

City and County of Honolulu Series A, GO, 5.00%, 10/1/2029	675	802

State of Hawaii Series EF, GO, 5.00%, 11/1/2021	7,640	7,888

Total Hawaii		8,690

Illinois — 8.2%

Carol Stream Park District Series 2020C, GO, 4.00%, 11/1/2027	200	235

Carol Stream Park District, Limited Tax Series 2020A, GO, 4.00%, 11/1/2028	145	171

Champaign County Community Unit School District No. 4 Champaign

GO, 4.00%, 6/1/2028	1,255	1,487

GO, 4.00%, 6/1/2029	1,000	1,198

GO, 4.00%, 6/1/2030	1,285	1,552

Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation

Series 2020A, GO, Zero Coupon, 1/1/2025	960	926

Series 2020A, GO, Zero Coupon, 1/1/2027	385	358

Series 2020A, GO, Zero Coupon, 1/1/2028	570	516

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Chicago O’Hare International Airport, General Airport, Senior Lien

Series 2020B, Rev., 5.00%, 1/1/2028	1,000	1,250

Series 2020A, Rev., 5.00%, 1/1/2029	4,390	5,583

Series 2020A, Rev., 5.00%, 1/1/2030	4,605	5,937

Series 2020E, Rev., 5.00%, 1/1/2031	4,620	5,936

City of Chicago

Series 2015C, GO, 5.00%, 1/1/2022 (d)	3,335	3,467

Series 2015C, GO, 5.00%, 1/1/2022	1,665	1,721

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,269

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,358

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,462

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	598

Series C, Rev., AGM, 5.00%, 12/30/2026	680	819

Series C, Rev., AGM, 5.00%, 12/30/2027	710	876

Cook County Community Consolidated School District No. 65, Evanston, Limited Tax GO, 4.00%, 12/1/2030	1,225	1,482

Cook County Community School District No. 97, Oak Park

GO, 4.00%, 1/1/2028	500	594

GO, 4.00%, 1/1/2029	375	449

GO, 4.00%, 1/1/2030	285	338

Cook County High School District No. 207 Maine Township

Series 2019A, GO, 5.00%, 12/1/2027	1,915	2,393

Series 2019A, GO, 5.00%, 12/1/2028	1,930	2,451

Series 2019A, GO, 4.00%, 12/1/2029	1,945	2,374

Cook County School District No. 69, Skokie, Limited Tax

GO, 4.00%, 12/1/2026	470	549

GO, 4.00%, 12/1/2027	490	580

GO, 4.00%, 12/1/2028	545	652

GO, 4.00%, 12/1/2029	515	625

GO, 4.00%, 12/1/2030	200	240

GO, 4.00%, 12/1/2031	820	963

Cook County School District No. 99 Cicero, Limited Tax

Series 2019B, GO, 5.00%, 12/1/2024	505	578

Series 2019B, GO, 5.00%, 12/1/2025	515	605

Cook County Township High School District No 225 Series 2016A, GO, 5.00%, 12/1/2023	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Cook County, Proviso Township High School District No. 209, Limited Tax

GO, 5.00%, 12/1/2022	2,975	3,212

GO, 5.00%, 12/1/2023	2,350	2,614

County of Du Page, Courthouse Project GO, 5.00%, 1/1/2024	335	377

DeKalb County Community Unit School District No. 428 DeKalb

GO, 4.00%, 1/1/2028	1,265	1,502

GO, 4.00%, 1/1/2029	650	778

GO, 4.00%, 1/1/2030	600	712

GO, 4.00%, 1/1/2031	1,000	1,177

Effingham Community Unit School District No. 40 Series 2019A, GO, 4.00%, 12/1/2028	565	674

Glenview Park District

GO, 5.00%, 12/1/2026	300	366

GO, 5.00%, 12/1/2029	350	435

Grundy and Kendall Counties Consolidated Grade School District No. 60-C GO, 4.00%, 2/1/2030	1,145	1,348

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	3,750	3,755

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	222

Rev., 5.00%, 10/1/2025	300	356

Rev., 5.00%, 10/1/2028	250	301

Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project

Rev., 4.00%, 1/15/2030	1,960	2,321

Rev., 4.00%, 1/15/2032	2,120	2,474

Illinois Finance Authority, Silver Cross Hospital and Medical Centers

Series C, Rev., 5.00%, 8/15/2021	150	153

Series 2015C, Rev., 5.00%, 8/15/2022	500	531

Illinois Finance Authority, State Clean Water Revolving Funds Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,822

Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	432

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 5.00%, 12/1/2026	115	139

Series 2020B, GO, AGM, 5.00%, 12/1/2026	210	254

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued

Series 2020A, GO, AGM, 4.00%, 12/1/2027	105	124

Series 2020A, GO, AGM, 4.00%, 12/1/2028	65	78

Series 2020B, GO, AGM, 4.00%, 12/1/2028	135	162

Series 2020A, GO, AGM, 4.00%, 12/1/2029	65	77

Series 2020B, GO, AGM, 4.00%, 12/1/2029	40	48

Series 2020A, GO, AGM, 4.00%, 12/1/2030	80	94

Lincoln Land Community College District No. 526

GO, 4.00%, 12/15/2021 (d)	440	453

GO, 5.00%, 12/15/2021	305	317

Madison-Macoupin Etc Counties Community College District No. 536, Lewis and Clark Community

GO, AGM, 4.00%, 5/1/2025	400	447

GO, AGM, 4.00%, 5/1/2026	200	227

GO, AGM, 4.00%, 5/1/2028	350	408

GO, AGM, 4.00%, 5/1/2029	1,000	1,155

Peoria County Community Unit School District No. 309 Brimfield

GO, AGM, 4.00%, 4/1/2026	750	856

GO, AGM, 4.00%, 4/1/2027	780	906

GO, AGM, 4.00%, 4/1/2028	410	483

GO, AGM, 4.00%, 4/1/2029	240	286

GO, AGM, 4.00%, 4/1/2030	375	440

Peoria Public Building Commission

Series A, Rev., AGM, 4.00%, 12/1/2025	700	795

Series A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,149

Series A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,480

Series A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,500

Series A, Rev., AGM, 5.00%, 12/1/2029	2,400	2,980

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,346

Series C, Rev., 5.00%, 1/1/2025	4,250	4,885

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc., Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,452

State of Illinois Series D, GO, 5.00%, 11/1/2023	5,000	5,463

State of Illinois, Sales Tax, Junior Obligation, Tax-Exempt

Series 2018A, Rev., 5.00%, 6/15/2021	4,600	4,653

Series A, Rev., 5.00%, 6/15/2022	4,600	4,824

Series A, Rev., 5.00%, 6/15/2023	4,600	4,981

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,724

Village of Arlington Heights GO, 4.00%, 12/1/2028	1,890	2,281

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Will County Forest Preservation District, Limited Tax GO, 5.00%, 12/15/2027	805	1,014

Will County Township High School District No. 204 Joliet, Limited Tax GO, 4.00%, 1/1/2029	250	299

Total Illinois		131,940

Indiana — 1.7%

City of Evansville, Sewage Works

Rev., 4.00%, 7/1/2027	985	1,166

Rev., 4.00%, 7/1/2028	1,015	1,215

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	5,480

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,112

Indiana Finance Authority, Health Obligated Group

Series C, Rev., 5.00%, 12/1/2021	2,355	2,439

Series B, Rev., 2.25%, 7/1/2025 (c)	5,000	5,268

Indiana Finance Authority, Indianapolis Power and Light Co., Project

Rev., 0.75%, 4/1/2026 (c)	3,000	2,948

Rev., AMT, 0.95%, 4/1/2026 (c)	4,525	4,440

New Albany-Floyd County School Building Corp., First Mortgage

Rev., 5.00%, 7/15/2021	700	712

Rev., 5.00%, 7/15/2022	835	889

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	1,039

Series DD, Rev., 5.00%, 7/1/2027	10	13

Total Indiana		26,721

Iowa — 0.8%

Iowa Finance Authority, Health System Rev., VRDO, 0.60%, 1/4/2024 (c) (e)	12,350	12,350

Kansas — 1.2%

Butler County, Unified School District No. 375 Circle Series 2014-1, GO, 4.00%, 9/1/2024	200	210

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	355

Rev., 5.00%, 9/1/2026	465	565

City of Wichita, Water and Sewer Utility Series 2014A, Rev., 5.00%, 10/1/2022	2,200	2,366

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kansas — continued

Kansas Development Finance Authority, State of Kansas Project Series F, Rev., 4.00%, 11/1/2029	6,820	7,945

Overland Park Development Corp., Overland Park Convention Center Hotel

Rev., 4.00%, 3/1/2022	1,455	1,463

Rev., 5.00%, 3/1/2023	1,520	1,562

Seward County Unified School District No. 480 Liberal Series 2017-B, GO, 5.00%, 9/1/2025	1,750	2,087

University of Kansas Hospital Authority, Health System Series 2017A, Rev., 5.00%, 3/1/2024	275	312

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	473

Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	267

Series 2019A, GO, AGM, 5.00%, 9/1/2027	325	404

Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	498

Series 2019A, GO, AGM, 5.00%, 9/1/2029	375	465

Total Kansas		18,972

Kentucky — 1.3%

Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL-RE, 5.00%, 9/1/2023	240	265

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (c)	2,500	2,725

Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series B, Rev., AMT, 2.55%, 5/3/2021 (c)	2,250	2,259

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2020D, Rev., 5.00%, 10/1/2029 (c)	10,500	13,559

Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,464

Total Kentucky		20,272

Louisiana — 1.5%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 3.00%, 12/1/2021 (d)	175	179

Series C, Rev., 5.00%, 12/1/2022	270	291

Series 2018C, Rev., 5.00%, 12/1/2023	365	408

Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	457

Series 2018C, Rev., 5.00%, 12/1/2025	915	1,090

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued

Series 2018C, Rev., 5.00%, 12/1/2026	500	612

Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	440

Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	752

Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	636

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	378

Jefferson Sales Tax District Series 2019B, Rev., AGM, 4.00%, 12/1/2032	5,815	6,797

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 0.68%, 9/1/2023 (b)	10,000	9,987

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	249

Rev., 5.00%, 12/15/2025	250	299

Series 2020A, Rev., 5.00%, 4/1/2027	150	185

Series 2020A, Rev., 5.00%, 4/1/2028	165	207

Series 2020A, Rev., 5.00%, 4/1/2029	220	281

Series 2020A, Rev., 5.00%, 4/1/2030	130	169

Series 2020A, Rev., 5.00%, 4/1/2031	150	193

Total Louisiana		23,610

Maryland — 0.5%

State of Maryland Department of Transportation Rev., 5.00%, 10/1/2025	6,100	7,319

Massachusetts — 4.1%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	8,061

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 0.69%, 11/1/2025 (b)	3,000	3,001

Series 2019C, GO, 5.00%, 5/1/2026	10,000	12,213

Commonwealth of Massachusetts, Consolidated Loan Series D, GO, 4.00%, 9/1/2030	8,290	9,391

Massachusetts Clean Water Trust (The), Revolving Funds Rev., 5.00%, 8/1/2025	6,775	8,099

Massachusetts Development Finance Agency, Northeastern University Issue

Series 2020A, Rev., 5.00%, 10/1/2027	1,000	1,259

Series 2020A, Rev., 5.00%, 10/1/2028	1,000	1,284

Series 2020A, Rev., 5.00%, 10/1/2030	660	876

Series 2020A, Rev., 5.00%, 10/1/2031	585	773

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

Series 2020A, Rev., 5.00%, 10/1/2032	425	557

Series 2020A, Rev., 5.00%, 10/1/2033	450	587

Series 2020A, Rev., 5.00%, 10/1/2034	500	651

Series 2020A, Rev., 5.00%, 10/1/2035	1,000	1,297

Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 0.53%, 1/26/2023 (b)	10,000	10,013

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2025	525	614

Rev., 5.00%, 7/1/2026	435	523

Rev., 5.00%, 7/1/2027	420	516

Rev., 5.00%, 7/1/2028	525	654

Massachusetts Port Authority Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,344

Total Massachusetts		65,713

Michigan — 2.1%

Avondale School District, Unlimited Tax Series 2020A, GO, Q-SBLF, 5.00%, 5/1/2029	1,835	2,376

City of Grand Rapids, Sanitary Sewer System Rev., 5.00%, 1/1/2022	350	364

City of Royal Oak, Capital Improvement

GO, 5.00%, 4/1/2027	625	775

GO, 5.00%, 4/1/2028	245	309

Gerald R Ford International Airport Authority, Limited Tax

Rev., GTD, 5.00%, 1/1/2023	1,560	1,693

Rev., GTD, 5.00%, 1/1/2024	1,400	1,572

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	904

Jackson Public Schools, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2025	570	649

GO, Q-SBLF, 4.00%, 5/1/2026	885	1,029

GO, Q-SBLF, 4.00%, 5/1/2027	1,090	1,282

Kalamazoo Public Schools, Unlimited Tax GO, 5.00%, 5/1/2022	1,000	1,056

Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,313

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,648

Michigan Strategic Fund, The Detroit Edison Co. Series CC, Rev., 1.45%, 9/1/2021 (c)	2,600	2,615

Northville Public Schools, School Building and Site

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Series II, GO, 5.00%, 5/1/2027	375	466

Series II, GO, 5.00%, 5/1/2028	600	762

Series II, GO, 5.00%, 5/1/2029	250	323

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2021	550	554

GO, Q-SBLF, 5.00%, 5/1/2022	500	528

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (c)	10,650	11,578

Total Michigan		33,796

Minnesota — 0.5%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2024	210	235

Series 2019C, COP, 5.00%, 2/1/2024	295	330

Series 2019B, COP, 5.00%, 2/1/2025	185	213

Series 2019C, COP, 5.00%, 2/1/2025	310	357

Series 2019B, COP, 5.00%, 2/1/2026	195	231

Series 2019C, COP, 5.00%, 2/1/2026	320	379

Series 2019B, COP, 5.00%, 2/1/2027	185	224

Series 2019B, COP, 5.00%, 2/1/2028	175	217

Series 2019C, COP, 5.00%, 2/1/2028	350	433

Minneapolis-St. Paul Metropolitan Airports Commission Series A, Rev., 5.00%, 1/1/2022	1,000	1,039

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 4.00%, 12/1/2024	100	108

Rev., 4.00%, 12/1/2025	185	203

Rev., 4.00%, 12/1/2026	185	206

Rev., 4.00%, 12/1/2027	195	218

Rev., 4.00%, 12/1/2028	240	270

Western Minnesota Municipal Power Agency, Power Supply

Series A, Rev., 5.00%, 1/1/2023	1,500	1,628

Series 2014A, Rev., 5.00%, 1/1/2024	1,000	1,129

Total Minnesota		7,420

Mississippi — 0.7%

County of Harrison, Tax-Exempt

Series A, GO, 5.00%, 10/1/2027	800	999

Series A, GO, 5.00%, 10/1/2028	345	440

Medical Center Educational Building Corp., Capital Improvements and Refinancing Project Rev., 5.00%, 6/1/2031	3,105	3,952

Mississippi Business Finance Corp., Pollution Control, Power Company Project Rev., 3.20%, 9/1/2028	4,000	4,207

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Mississippi — continued

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,749

Total Mississippi		11,347

Missouri — 0.6%

City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,036

City of St. Louis, St. Louis Lambert International Airport

Rev., 5.00%, 7/1/2021	1,575	1,599

Rev., 5.00%, 7/1/2022	1,000	1,062

Rev., 5.00%, 7/1/2023	1,080	1,192

City of St. Peters

COP, 4.00%, 5/1/2026	705	816

COP, 4.00%, 5/1/2027	730	861

COP, 4.00%, 5/1/2028	760	908

COP, 4.00%, 5/1/2029	760	917

COP, 4.00%, 5/1/2030	545	664

County of Greene, Special Obligation

Rev., 4.00%, 12/1/2028	300	359

Rev., 4.00%, 12/1/2029	200	242

Health and Educational Facilities Authority of the State of Missouri, State University Rev., 4.00%, 10/1/2021	300	306

North Kansas City School District 74, Improvement Bonds, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	367

Total Missouri		10,329

Montana — 0.2%

Gallatin County High School District No. 7 Bozeman Series 2017A, GO, 5.00%, 12/1/2023	515	580

Missoula County Elementary School District No. 1 GO, 5.00%, 7/1/2024	520	599

State of Montana, Long-Range Building Program

GO, 5.00%, 8/1/2021	690	704

GO, 5.00%, 8/1/2022	1,000	1,068

Total Montana		2,951

Nebraska — 0.1%

Southeast Community College, Tax Supported

COP, 5.00%, 12/15/2021	200	208

COP, 5.00%, 12/15/2026	275	342

COP, 5.00%, 12/15/2027	495	628

COP, 5.00%, 12/15/2028	540	692

Total Nebraska		1,870

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Hampshire — 0.4%

New Hampshire Municipal Bond Bank Series 2020A, Rev., 5.00%, 2/15/2029	1,870	2,446

State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,388

Total New Hampshire		5,834

New Jersey — 4.9%

City of Newark

Series 2020A, GO, AGM, 5.00%, 10/1/2027	1,000	1,230

Series 2020A, GO, AGM, 5.00%, 10/1/2028	750	937

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,746

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,192

Rev., 5.00%, 6/15/2027	435	528

Rev., 5.00%, 6/15/2028	400	493

Rev., 5.00%, 6/15/2029	500	623

Rev., 5.00%, 6/15/2030	275	345

Rev., 5.00%, 6/15/2031	500	631

New Jersey Institute of Technology, Tax-Exempt

Series 2020A, Rev., 5.00%, 7/1/2027	175	217

Series 2020A, Rev., 5.00%, 7/1/2028	200	253

Series 2020A, Rev., 5.00%, 7/1/2029	270	347

Series 2020A, Rev., 5.00%, 7/1/2030	415	526

Series 2020A, Rev., 5.00%, 7/1/2032	725	911

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,548

Series A, Rev., 5.00%, 6/15/2029	5,350	6,277

Series A, Rev., 5.00%, 6/15/2031	4,750	5,516

New Jersey Turnpike Authority Series C-6, Rev., (ICE LIBOR USD 1 Month + 0.75%), 0.84%, 1/1/2023 (b)	10,000	10,034

Passaic Valley Sewerage Commissioners, Sewer System

Series J, Rev., AGM, 3.00%, 12/1/2027	6,370	7,111

Series J, Rev., AGM, 3.00%, 12/1/2028	6,465	7,245

Series J, Rev., AGM, 3.00%, 12/1/2029	6,555	7,256

Series J, Rev., AGM, 3.00%, 12/1/2030	6,665	7,336

State of New Jersey, COVID-19 Emergency Bonds GO, 5.00%, 6/1/2025	7,330	8,626

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,147

Township of South Brunswick GO, 5.00%, 9/1/2022	425	456

Total New Jersey		78,531

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Mexico — 0.2%

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,268

GO, 5.00%, 8/1/2025	500	596

GO, 5.00%, 8/1/2026	650	796

New Mexico Finance Authority, Senior Lien Public Project Revolving Fund Series 2103B, Rev., 5.00%, 6/1/2021	800	810

Total New Mexico		3,470

New York — 8.1%

Bedford Central School District, Boces Project Bonds GO, 5.00%, 11/15/2022	2,410	2,608

Build NYC Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021 (d)	550	559

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025	540	634

City of New York Series 2012A-1, GO, 5.00%, 8/1/2021 (d)	2,190	2,234

City of New York, Fiscal Year 2020 Series 2020-1, GO, 4.00%, 8/1/2027	2,450	2,913

County of Orange, Public Improvement

Series B, GO, 5.00%, 3/1/2021	1,510	1,510

GO, 5.00%, 2/1/2023	1,000	1,090

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2026	365	450

Floral Park-Bellerose Union Free School District

GO, 5.00%, 12/1/2028	640	834

GO, 4.00%, 12/1/2029	670	814

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,174

Long Island Power Authority, Electric System

Rev., 5.00%, 9/1/2025	500	598

Rev., 5.00%, 9/1/2027	500	630

Rev., 5.00%, 9/1/2028	750	942

Metropolitan Transportation Authority

Series D-1, Rev., (ICE LIBOR USD 1 Month + 0.65%), 0.73%, 7/1/2021 (b)	4,570	4,567

Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,426

Metropolitan Transportation Authority, Dedicated Tax Fund Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,624

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series 2014B, Rev., 5.00%, 7/1/2023	800	881

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Industrial Development Agency, Queens Baseball Stadium Project Rev., AGM, 4.00%, 1/1/2032	1,000	1,210

New York City Industrial Development Agency, Yankee Stadium Project

Rev., AGM, 5.00%, 3/1/2028	1,000	1,240

Rev., AGM, 5.00%, 3/1/2029	2,000	2,542

Rev., AGM, 4.00%, 3/1/2031	2,500	3,020

Rev., AGM, 4.00%, 3/1/2032	1,500	1,797

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2026	5,000	5,829

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center

Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,227

Series 1, Rev., 4.00%, 7/1/2031	4,255	5,170

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	3,916

New York State Dormitory Authority, New School University Series 2015A, Rev., 5.00%, 7/1/2024	1,100	1,253

New York State Dormitory Authority, New York University Series 2019A, Rev., 5.00%, 7/1/2027	4,630	5,801

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2020B, Rev., RAN, 5.00%, 3/31/2021	13,925	13,982

Series 2011G, Rev., 5.00%, 8/15/2021	1,110	1,134

New York State Dormitory Authority, State Sales Tax

Series A, Rev., 5.00%, 3/15/2021	2,000	2,003

Series 2017A, Rev., 5.00%, 3/15/2024	6,135	6,991

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	9,831

New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Tax-Exempt

Rev., 5.00%, 12/1/2027	800	988

Rev., 5.00%, 12/1/2028	500	620

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	322

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	325

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Port Authority of New York and New Jersey, Consolidated Series 207, Rev., AMT, 5.00%, 9/15/2023	4,325	4,818

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series 2015A, Rev., 5.00%, 10/15/2022	4,800	5,178

Series 2015A, Rev., 5.00%, 10/15/2025	4,500	5,228

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	463

State of New York Series 2019A, GO, 5.00%, 3/1/2026	3,250	3,957

Town of East Hampton

GO, 5.00%, 5/15/2021	1,000	1,010

GO, 5.00%, 5/15/2023	1,000	1,105

Town of Oyster Bay, Public Improvement

GO, 4.00%, 11/1/2026	800	937

GO, 4.00%, 11/1/2027	675	804

Triborough Bridge and Tunnel Authority Series A, Rev., 5.00%, 11/15/2024	3,290	3,606

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,785

Total New York		129,580

North Carolina — 1.4%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (c)	13,805	14,722

State of North Carolina, Build NC Programs, Limited Obligation Series 2017B, Rev., 5.00%, 5/1/2022	700	740

University of North Carolina, Hospital at Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 0.48%, 11/9/2022 (b)	5,750	5,764

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 5.00%, 10/1/2023	445	493

Total North Carolina		21,719

Ohio — 1.4%

Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	386

American Municipal Power, Inc., Prairie State Energy Campus Project Series 2019A, Rev., 2.30%, 2/15/2022 (c)	5,000	5,033

City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Series 2018A, Rev., 5.00%, 10/1/2025	150	178

Series 2018A, Rev., 5.00%, 10/1/2027	250	311

Series 2018A, Rev., 5.00%, 10/1/2028	250	313

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	228

County of Hamilton, Sewer System, The Metropolitan Sewer District of Greater Cincinnati Series A, Rev., 5.00%, 12/1/2021	1,375	1,425

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023	1,445	1,599

Rev., 5.00%, 8/15/2024	1,655	1,891

Cuyahoga Community College District, Facilities Construction and Improvement GO, 5.00%, 12/1/2028	2,300	2,793

Franklin County Convention Facilities Authority, Greater Columbus Convention Center Hotel Expansion Project

Rev., 5.00%, 12/1/2025	250	259

Rev., 5.00%, 12/1/2026	625	648

Rev., 5.00%, 12/1/2029	800	829

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 0.46%, 11/15/2021 (b)	4,000	4,001

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 0.17%, 3/9/2021 (c)	2,500	2,500

Total Ohio		22,394

Oklahoma — 1.9%

Bryan County School Finance Authority, Durant Public Schools Project

Rev., 4.00%, 12/1/2028	385	465

Rev., 4.00%, 12/1/2029	415	506

Rev., 4.00%, 12/1/2030	435	528

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	420

Rev., 5.00%, 9/1/2026	820	965

Rev., 5.00%, 9/1/2027	1,250	1,499

Cleveland County Educational Facilities Authority, Norman Public Schools Project Rev., 5.00%, 6/1/2025	3,050	3,545

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2025	700	789

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oklahoma — continued

Rev., 4.00%, 12/1/2027	1,255	1,449

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	472

Rev., 5.00%, 9/1/2029	1,175	1,470

Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project Rev., 4.00%, 9/1/2029	300	357

Muskogee Industrial Trust, Muskogee Public Schools Project

Rev., 5.00%, 9/1/2024	890	1,012

Rev., 5.00%, 9/1/2025	850	992

Rev., 5.00%, 9/1/2026	1,800	2,148

Rev., 5.00%, 9/1/2027	480	583

Rev., 4.00%, 9/1/2028	2,500	2,904

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	500	537

Rev., 5.00%, 10/1/2023	355	395

Rev., 5.00%, 10/1/2025	1,000	1,188

Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,048

University of Oklahoma, Tax Exempt

Series 2020B, Rev., 5.00%, 7/1/2026	810	982

Series 2020B, Rev., 5.00%, 7/1/2027	430	534

Series 2020B, Rev., 5.00%, 7/1/2028	455	577

Series 2020B, Rev., 5.00%, 7/1/2029	480	617

Series 2020B, Rev., 5.00%, 7/1/2032	1,105	1,432

Wagoner County School Development Authority, Wagoner Public Schools Project

Rev., 4.00%, 9/1/2025	625	699

Rev., 4.00%, 9/1/2027	725	831

Rev., 4.00%, 9/1/2028	300	346

Total Oklahoma		30,290

Oregon — 0.2%

City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2023	40	45

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,107

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,831

Total Oregon		2,983

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — 9.1%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2021	3,500	3,624

Rev., 5.00%, 12/1/2022	3,000	3,246

Rev., 5.00%, 12/1/2023	4,000	4,504

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,086

Rev., 5.00%, 11/1/2024	1,000	1,109

Charleroi Borough Authority Water System

Rev., AGM, 4.00%, 12/1/2024	175	196

Rev., AGM, 4.00%, 12/1/2025	150	171

Rev., AGM, 4.00%, 12/1/2026	100	116

Rev., AGM, 4.00%, 12/1/2027	125	147

Chester County Health and Education Facilities Authority, Main Line Health System

Series 2020A, Rev., 5.00%, 9/1/2026	250	306

Series 2020A, Rev., 5.00%, 9/1/2027	200	251

Series 2020A, Rev., 5.00%, 9/1/2028	175	224

Series 2020A, Rev., 5.00%, 9/1/2029	175	227

City of Philadelphia, Water and Wastewater

Series A, Rev., 5.00%, 7/1/2022	1,510	1,605

Series 2014A, Rev., 5.00%, 7/1/2024	2,595	2,971

City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2027	350	439

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2022	555	586

Commonwealth of Pennsylvania Series 2011-1, GO, 4.00%, 11/15/2028	5,000	5,118

County of Chester GO, 4.00%, 7/15/2028	2,500	3,062

County of Lackawanna

Series 2020B, GO, 4.00%, 9/1/2027	1,480	1,746

Series 2020B, GO, 4.00%, 9/1/2028	1,495	1,788

Series 2020B, GO, 4.00%, 9/1/2029	1,525	1,815

County of Northampton

Series A, GO, 4.00%, 10/1/2026	750	869

Series A, GO, 4.00%, 10/1/2027	1,565	1,817

Series A, GO, 4.00%, 10/1/2028	920	1,063

County of Westmoreland Series A, GO, 5.00%, 8/15/2028	3,000	3,813

East Stroudsburg Area School District GO, 3.00%, 9/1/2027	1,845	2,078

Lehigh County Industrial Development Authority, PPL Electric Utilities Corp. Project

Series 2016B, Rev., 1.80%, 8/15/2022 (c)	4,000	4,082

Series 2016A, Rev., 1.80%, 9/1/2022 (c)	2,500	2,553

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,147

Panther Valley School District

GO, 2.00%, 10/15/2026	750	770

GO, 2.00%, 10/15/2027	680	693

GO, 2.00%, 10/15/2028	300	304

GO, 2.00%, 10/15/2029	300	302

Penn Hills School District

GO, 5.00%, 10/1/2026	4,845	5,872

GO, 5.00%, 10/1/2027	3,585	4,442

GO, 5.00%, 10/1/2028	3,585	4,530

GO, 5.00%, 10/1/2029	3,815	4,901

Pennsylvania Higher Educational Facilities Authority, Trustees of the University Series 2015C, Rev., 5.00%, 10/1/2022	5,055	5,441

Pennsylvania Turnpike Commission

Series A, Rev., 5.00%, 12/1/2021	655	678

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 0.63%, 12/1/2023 (b)	13,000	13,066

Pittsburgh Water and Sewer Authority, First Lien Series A, Rev., 5.00%, 9/1/2023	270	301

Quaker Valley School District

GO, 5.00%, 10/1/2028	350	450

GO, 5.00%, 10/1/2029	425	556

GO, 5.00%, 10/1/2030	250	330

Quakertown Community School District GO, 4.00%, 8/1/2026	2,695	3,164

School District of Philadelphia (The) Series 2020-2021A, Rev., TRAN, 4.00%, 6/30/2021	15,000	15,192

Schuylkill Valley School District

GO, 5.00%, 4/1/2022	255	268

GO, 5.00%, 4/1/2022 (d)	95	100

Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,648

Southcentral General Authority, Wellspan Health Obligated Group Series 2014A, Rev., 5.00%, 6/1/2024	380	434

Southeastern Pennsylvania Transportation Authority

Rev., 5.00%, 6/1/2027	635	791

Rev., 5.00%, 6/1/2028	2,265	2,883

Rev., 5.00%, 6/1/2029	3,115	4,035

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax

Rev., AGM, 5.00%, 2/1/2028	2,590	3,227

Rev., AGM, 5.00%, 2/1/2029	2,750	3,477

Rev., AGM, 5.00%, 2/1/2030	2,925	3,790

Rev., AGM, 5.00%, 2/1/2031	4,750	6,123

State Public School Building Authority, Community College of Philadelphia Project

Rev., 5.00%, 6/15/2021	2,760	2,796

Rev., 5.00%, 6/15/2024	2,625	2,967

Upper St. Clair Township School District

Series 2019B, GO, 4.00%, 10/1/2028	575	673

Series 2019B, GO, 4.00%, 10/1/2029	420	488

Total Pennsylvania		146,451

Rhode Island — 0.0% (f)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GAN, 5.00%, 6/15/2022	25	26

South Carolina — 0.2%

Charleston County School District GO, SCSDE, 5.00%, 3/1/2025	3,000	3,541

South Dakota — 0.1%

South Dakota Health and Educational Facilities Authority, Sanford Health Obligated Group

Series B, Rev., 4.00%, 11/1/2021	500	512

Series B, Rev., 5.00%, 11/1/2022	375	404

South Dakota State Building Authority

Series B, Rev., 5.00%, 6/1/2021	485	491

Total South Dakota		1,407

Tennessee — 1.2%

County of Hamilton

Series 2020B, GO, 5.00%, 3/1/2027	2,685	3,357

Series 2020B, GO, 5.00%, 3/1/2028	3,705	4,743

County of Rutherford

Series A, GO, 5.00%, 4/1/2026	1,165	1,375

State of Tennessee

Series A, GO, 4.00%, 8/1/2025	7,000	7,350

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2022	1,460	1,521

Series A, Rev., 4.00%, 5/1/2023	1,400	1,506

Total Tennessee		19,852

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — 8.0%

Abilene Independent School District, Unlimited Tax School Building GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,395

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,163

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	307

Series 2018C, Rev., 5.00%, 8/1/2027	200	252

Series 2018C, Rev., 5.00%, 8/1/2029	325	403

Austin Convention Enterprises, Inc., Convention Center Hotel First Tier Series 2017A, Rev., 5.00%, 1/1/2022	750	770

Board of Regents of the University of Texas System, Financing System Series 2020C, Rev., 5.00%, 8/15/2031	5,000	6,820

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	1,545	1,561

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,334

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	709

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	758

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	599

City of Denton GO, 5.00%, 2/15/2023	1,045	1,141

City of El Paso

GO, 5.00%, 8/15/2021	530	541

GO, 5.00%, 8/15/2025	4,035	4,818

City of Galveston GO, 4.00%, 5/1/2024	635	702

City of Galveston, Waterworks and Sewer System Rev., 5.00%, 5/1/2021	265	267

City of Garland, Water and Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,247

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2021	3,000	3,000

Series A, GO, 5.00%, 3/1/2025	1,195	1,406

City of San Antonio, Electric and Gas Systems Series B, Rev., 2.00%, 12/1/2021 (c)	6,480	6,509

Cypress-Fairbanks Independent School District, Unlimited Tax

Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2025	6,385	7,511

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2026	3,855	4,681

Forney Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,514

Galveston County, Unlimited Tax

GO, 4.00%, 2/1/2024	980	1,079

GO, 4.00%, 2/1/2025	800	904

Grand Parkway Transportation Corp., System Toll Rev., BAN, 5.00%, 2/1/2023	10,000	10,788

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,203

Harris County Fresh Water Supply District No. 61 GO, AGM, 3.00%, 9/1/2025	530	579

Hereford Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,664

GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,726

Houston Community College System GO, 5.00%, 2/15/2023 (d)	1,000	1,093

Irving Hospital Authority, Baylor Scott and White Medical Center Series 2017A, Rev., 5.00%, 10/15/2022	250	269

Series 2017B, Rev., (SIFMA Municipal Swap Index Yield + 1.10%), 1.13%, 10/15/2023 (b)	1,665	1,661

Series 2017A, Rev., 5.00%, 10/15/2028	250	296

Series 2017A, Rev., 5.00%, 10/15/2029	500	588

Katy Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2027	290	310

Klein Independent School District, Unlimited Tax Series B, GO, 5.00%, 8/1/2029	525	625

Lewisville Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 8/15/2025	750	834

GO, PSF-GTD, 5.00%, 8/15/2026	750	834

GO, PSF-GTD, 5.00%, 8/15/2027	650	722

Lower Colorado River Authority

Series B, Rev., 5.00%, 5/15/2022 (d)	60	64

Series B, Rev., 5.00%, 5/15/2023	4,700	4,966

North Texas Tollway Authority System, First Tier Series A, Rev., 4.00%, 1/1/2033	2,500	2,836

Pasadena Independent School District, School Building, Unlimited Tax Series A, GO, PSF-GTD, 5.00%, 2/15/2028	1,000	1,129

Richardson Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2029	3,165	3,997

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

S&S Consolidated Independent School District

GO, PSF-GTD, 4.00%, 2/15/2028	580	691

Southside Independent School District, Scholl Building, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2022	250	268

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Rev., 5.00%, 10/1/2021	425	437

Rev., 5.00%, 10/1/2022	400	430

Rev., 5.00%, 10/1/2023	400	445

State of Texas Rev., TRAN, 4.00%, 8/26/2021	32,480	33,092

Texas Municipal Gas Acquisition and Supply Corp., I Gas Supply Series D, Rev., 6.25%, 12/15/2026	1,520	1,784

West Travis County Public Utility Agency

Rev., 5.00%, 8/15/2022	545	582

Rev., 5.00%, 8/15/2023	325	360

Rev., 5.00%, 8/15/2027	350	435

Total Texas		128,099

Utah — 1.3%

Salt Lake City Corp., International Airport Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,060

State of Utah GO, 5.00%, 7/1/2021	4,925	5,005

Utah Infrastructure Agency, Tax-Exempt Telecommunications Series A, Rev., 5.00%, 10/15/2025	10,380	12,220

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	550

Rev., AGM, 5.00%, 2/1/2025	250	291

Rev., AGM, 5.00%, 2/1/2027	720	887

Rev., AGM, 5.00%, 2/1/2029	1,070	1,303

Total Utah		21,316

Vermont — 0.1%

University of Vermont and State Agricultural College

Rev., 5.00%, 10/1/2021	750	771

Rev., 5.00%, 10/1/2022	855	919

Vermont Municipal Bond Bank

Series 3, Rev., 5.00%, 12/1/2021	400	414

Total Vermont		2,104

Virginia — 2.8%

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	9,131

County of Loudoun, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,337

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Fairfax County Water Authority Series B, Rev., 5.25%, 4/1/2024	5,615	6,462

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	24,925

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,239

Virginia Resources Authority, Infrastructure Pooled Financing Program Series C, Rev., 5.00%, 11/1/2027	1,235	1,536

Total Virginia		45,630

Washington — 1.3%

Snohomish County Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	602

Washington Health Care Facilities Authority, Commonspirit Health Series B-3, Rev., 5.00%, 8/1/2026 (c)	17,000	20,079

Total Washington		20,681

West Virginia — 0.2%

West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Company — Amos Project Series 2009A, Rev., 2.63%, 6/1/2022 (c)	2,905	2,976

Wisconsin — 1.6%

Pewaukee School District Series 2019B, GO, 5.00%, 9/1/2027	200	252

PMA Levy and Aid Anticipation Notes Program Series 2020A, Rev., 3.00%, 3/22/2021	1,500	1,502

State of Wisconsin

Series A, GO, 5.00%, 5/1/2026	5,050	5,948

Series 1, GO, 5.00%, 11/1/2026	1,135	1,407

Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	2,952

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	6,266

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,451

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	384

Total Wisconsin		26,162

Total Municipal Bonds (Cost $1,532,397)		1,582,506

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Collateralized Mortgage Obligations — 0.0% (f)

FNMA, REMIC Series 2002-36, Class FS, 0.62%, 6/25/2032 (c) (Cost $96)	96	96

	SHARES (000)
Short-Term Investments — 0.5%

Investment Companies — 0.5%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (g) (h) (Cost $7,154)	7,158	7,161

Total Investments — 99.1% (Cost $1,539,647)		1,589,763
Other Assets Less Liabilities — 0.9%		14,486

NET ASSETS — 100.0%		1,604,249

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GO	General Obligation
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
SIFMA	The Securities Industry and Financial Markets Association

TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 99.5% (a)

Alabama — 0.4%

Lower Alabama Gas District (The), Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,299

Alaska — 0.2%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	555	588

Arizona — 2.2%

Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (b)	250	273

Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Rev., 4.00%, 7/15/2030 (b)	755	825

Arizona State University, Green Bond Series 2015A, Rev., 5.00%, 7/1/2028	75	88

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,476

La Paz County Industrial Development Authority, Harmony Public School Project

Rev., 4.00%, 2/15/2041	420	459

Rev., 4.00%, 2/15/2046	335	363

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	251

University of Arizona (The), Stimulus Plan for Economic and Educational Development

Series 2020A, Rev., 5.00%, 8/1/2025	250	295

Series 2020A, Rev., 5.00%, 8/1/2026	700	850

Series 2020A, Rev., 5.00%, 8/1/2027	750	930

Total Arizona		6,810

California — 5.4%

California Health Facilities Financing Authority, On Lok Senior Health Service

Rev., 3.00%, 8/1/2021	100	101

Rev., 3.00%, 8/1/2022	100	103

Rev., 3.00%, 8/1/2025	50	54

California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc. Series 2021A, Rev., 4.00%, 12/1/2026 (b)	100	108

Series 2021A, Rev., 5.00%, 12/1/2027 (b)	50	57

Series 2021A, Rev., 5.00%, 12/1/2028 (b)	60	69

Series 2021A, Rev., 5.00%, 12/1/2029 (b)	100	115

Series 2021A, Rev., 5.00%, 12/1/2031 (b)	65	75

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	491

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

California School Finance Authority, Kipp Socal Projects

Series 2020A, Rev., 5.00%, 7/1/2027 (b)	80	98

Series 2020A, Rev., 5.00%, 7/1/2028 (b)	110	137

Series 2020A, Rev., 5.00%, 7/1/2029 (b)	140	177

Series 2020A, Rev., 5.00%, 7/1/2030 (b)	100	128

Series 2020A, Rev., 4.00%, 7/1/2040 (b)	295	337

California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 3.00%, 4/1/2050	2,645	2,727

Contra Costa County Public Financing Authority, Capital Projects Series 2021A, Rev., 4.00%, 6/1/2038 (c)	4,185	4,923

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim Rev., 2.88%, 8/1/2041 (b)	1,000	962

CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (b)	500	540

Eastern Municipal Water District Financing Authority, Water and Wastewater System

Series 2020A, Rev., 5.00%, 7/1/2035	500	662

Series 2020A, Rev., 5.00%, 7/1/2036	500	659

Middle Fork Project Finance Authority Rev., 5.00%, 4/1/2027	3,000	3,596

State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	400	424

Total California		16,543

Colorado — 3.5%

Aspen Fire Protection District

COP, 4.00%, 12/1/2034	200	234

COP, 4.00%, 12/1/2035	225	262

COP, 4.00%, 12/1/2036	350	406

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 4.00%, 12/1/2030 (b)	595	609

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project Rev., 5.00%, 9/1/2022	470	502

Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2034 (b)	300	334

Colorado Housing and Finance Authority, Single Family Mortgage

Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	275	307

Series 2020H, Class I, Rev., GNMA COLL, 3.00%, 5/1/2050	1,000	1,079

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — continued

Colorado — continued

Series 2020B, Rev., 3.75%, 5/1/2050	2,015		2,218

Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 0.58%, 2/1/2023 (d)	950		947

IDK PARTNERS III Trust, Mortgage Pass-Through Certificates Series 1999A, Rev., 5.10%, 8/1/2023 ‡	—	(e)	—	(e)

Pueblo City Schools GO, 5.00%, 12/15/2031	3,000		3,923

Total Colorado			10,821

Connecticut — 2.4%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series D-1, Rev., 1.35%, 5/15/2022	175		177

Series D-1, Rev., 1.45%, 5/15/2023	1,020		1,041

Series D-1, Rev., 1.50%, 11/15/2023	1,220		1,250

Series 2020A-1, Rev., 3.50%, 11/15/2045	1,315		1,459

Series A-1, Rev., 4.00%, 11/15/2045	255		269

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	870		939

Subseries A-1, Rev., 4.00%, 11/15/2047	305		329

Connecticut State Health & Educational Facilities Authority, Yale New Haven Health Series B, Rev., 1.80%, 7/1/2024 (f)	225		233

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250		302

University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250		1,547

Total Connecticut			7,546

Delaware — 0.9%

Delaware Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200		2,622

Delaware Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	115		116

Total Delaware			2,738

District of Columbia — 3.0%

District of Columbia, Gallaudet University Project

Rev., 5.00%, 4/1/2027	150		186

Rev., 5.00%, 4/1/2028	160		201

Rev., 4.00%, 4/1/2033	165		197

Rev., 4.00%, 4/1/2034	160		189

Rev., 4.00%, 4/1/2035	200		236

Rev., 4.00%, 4/1/2036	200		235

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

District of Columbia — continued

District of Columbia, Rocketship Obligated Group Series 2021A, Rev., 5.00%, 6/1/2031 (b)	400	467

District of Columbia, Two Rivers Public Charter School, Inc. Issue

Rev., 3.00%, 6/1/2030	1,000	1,025

Rev., 5.00%, 6/1/2040	1,000	1,161

Rev., 5.00%, 6/1/2050	500	572

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series A, Rev., 5.00%, 10/1/2045	1,500	1,742

Washington Metropolitan Area Transit Authority

Series 2017B, Rev., 5.00%, 7/1/2025	1,000	1,184

Series 2020A, Rev., 5.00%, 7/15/2031	1,500	1,978

Total District of Columbia		9,373

Florida — 8.6%

Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	909

Broward County Water and Sewer Utility
Series 2019A, Rev., 5.00%, 10/1/2038	3,000	3,843

City of Pompano Beach, John Knox Village Project

Rev., 3.50%, 9/1/2035	1,000	1,077

Rev., 4.00%, 9/1/2040	1,000	1,093

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,809

Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects

Rev., 4.00%, 7/1/2027	290	329

Rev., 4.00%, 7/1/2028	150	171

Rev., 4.00%, 7/1/2029	155	175

Rev., 4.00%, 7/1/2030	215	241

Florida Development Finance Corp., Mater Academy Project Series 2020A, Rev., 5.00%, 6/15/2040	500	567

Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,239

Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,252

Palm Beach County Health Facilities Authority, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021 (g)	1,100	1,139

Polk County School District Series 2019B, COP, 5.00%, 1/1/2026	515	614

School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,592

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,681

St. Johns County School Board Series 2019A, COP, 5.00%, 7/1/2031	570	733

Total Florida		26,464

Georgia — 1.2%

Albany-Dougherty Inner City Authority, State University Projects

Rev., 5.00%, 7/1/2027	335	406

Rev., 5.00%, 7/1/2028	350	430

Columbus Medical Center Hospital Authority, Piedmont Healthcare Series 2019B, Rev., 5.00%, 7/1/2029 (f)	500	635

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series A, Rev., 5.00%, 2/15/2026	860	1,029

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 4.00%, 12/1/2047	415	446

Series B, Rev., 4.00%, 12/1/2047	790	853

Total Georgia		3,799

Guam — 0.2%

Guam Government Waterworks Authority, Water and Wastewater System (Guam)

Rev., 5.00%, 7/1/2023	375	412

Rev., 5.00%, 7/1/2024	300	339

Total Guam		751

Illinois — 3.2%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	72	73

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	94	94

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	435

Illinois Housing Development Authority Series C, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 10/1/2049	1,760	1,949

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	675	725

Peoria City School District No. 150 Series 2020A, GO, AGM, 4.00%, 12/1/2027	505	591

Southwestern Illinois Development Authority, Flood Prevention District Council Project

Rev., 5.00%, 4/15/2026	250	300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Rev., 5.00%, 4/15/2027	365	448

Rev., 5.00%, 4/15/2028	390	488

Rev., 5.00%, 4/15/2029	290	369

Will County Forest Preservation District, Limited Tax

GO, 5.00%, 12/15/2035	1,170	1,508

GO, 5.00%, 12/15/2036	1,460	1,872

GO, 4.00%, 12/15/2037	1,000	1,149

Total Illinois		10,001

Indiana — 3.3%

City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 4.75%, 11/1/2030(b)	570	576

County of St. Joseph, Economic Development, St. Mary’s College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,208

Indiana Finance Authority, First Lien Wastewater, CWA Authority Project, Series 2012A, Rev., 5.00%, 10/1/2030	1,250	1,341

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,977

Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	5	5

Indiana Housing and Community Development Authority, Single Family Mortgage Series 2020A, Rev., 3.75%, 1/1/2049	990	1,096

Indianapolis Local Public Improvement Bond Bank, Stormwater Project Series 2019F, Rev., 5.00%, 1/1/2037	2,500	3,122

Total Indiana		10,325

Iowa — 1.2%

Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project

Rev., 5.00%, 9/1/2028 (c)	195	212

Rev., 5.00%, 9/1/2030 (c)	110	119

Rev., 5.00%, 9/1/2031 (c)	105	113

Rev., 5.00%, 9/1/2036 (c)	445	469

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,240	1,326

Iowa Student Loan Liquidity Corp., Student Loan

Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,177

Series 2019B, Rev., AMT, 5.00%, 12/1/2029	300	372

Total Iowa		3,788

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 0.3%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	844

Maine — 0.8%

City of Portland, General Airport Rev., 5.00%, 1/1/2031	370	461

Maine Health and Higher Educational Facilities Authority, Birch Bay Retirement Village

Series 2020A, Rev., 4.00%, 7/1/2024	250	277

Series 2020A, Rev., 4.00%, 7/1/2028	860	1,025

Maine State Housing Authority, Mortgage Purchase

Series A-1, Rev., AMT, 4.50%, 11/15/2028	50	51

Series B, Rev., AMT, 4.00%, 11/15/2043	50	51

Series A, Rev., 4.00%, 11/15/2045	445	470

Total Maine		2,335

Maryland — 1.1%

County of Baltimore, McDonough School Facility

Series 2019B, Rev., 3.00%, 9/1/2024	320	332

Series 2019B, Rev., 3.00%, 9/1/2025	475	492

County of Baltimore, Riderwood Village, Inc., Project

Rev., 4.00%, 1/1/2032	475	536

Rev., 4.00%, 1/1/2033	600	675

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 5.00%, 6/1/2029	150	186

Rev., 5.00%, 6/1/2031	175	221

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	940	1,020

Total Maryland		3,462

Massachusetts — 6.6%

Massachusetts Bay Transportation Authority, Mass Sales Tax

Series 2012B-1, Rev., 5.00%, 7/1/2032	1,600	2,094

Series 2012B-1, Rev., 5.00%, 7/1/2033	3,015	3,922

Massachusetts Clean Water Trust (The) Rev., 5.25%, 8/1/2024	3,000	3,493

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue

Series 2021G, Rev., 5.00%, 7/1/2029	150	192

Series 2021G, Rev., 5.00%, 7/1/2030	150	195

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Massachusetts Educational Financing Authority Series 2016J, Rev., AMT, 5.00%, 7/1/2021	1,000	1,015

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,163

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	75	77

Series 183, Rev., 3.50%, 12/1/2046	175	184

Series 214, Rev., GNMA/FNMA/FHLMC, 3.75%, 12/1/2049	1,205	1,330

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	3,933

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,677

Total Massachusetts		20,275

Michigan — 1.0%

City of Detroit, Social Bonds, Unlimited Tax

Series 2021A, GO, 5.00%, 4/1/2030	475	579

Series 2021A, GO, 5.00%, 4/1/2031	215	265

Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	699

Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	680	725

Michigan Strategic Fund, The Detroit Edison Co. Series CC, Rev., 1.45%, 9/1/2021 (f)	570	574

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2028	105	133

Series 2021A, Rev., AGM, 5.00%, 11/15/2029	100	129

Series 2021A, Rev., AGM, 5.00%, 11/15/2030	100	131

Total Michigan		3,235

Minnesota — 2.4%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,272

City of St. Paul Minnesota, Housing and Redevelopment Authority, Hmong College Prep Academy Project

Rev., 5.00%, 9/1/2040	605	712

Rev., 5.00%, 9/1/2043	1,000	1,168

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	55	55

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	56		57

Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	—	(e)	—	(e)

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	160		161

Minnesota Housing Finance Agency, Homeownership Finance Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	10		10

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015		1,036

Rev., 5.25%, 8/1/2025	1,070		1,092

Rev., 5.25%, 8/1/2026	825		842

Minnesota Housing Finance Agency, Residential Housing Finance

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	10		10

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	535		577

Minnesota Office of Higher Education, Supplemental Student Loan Program Rev., AMT, 5.00%, 11/1/2027	300		365

State of Minnesota, Various Purpose Series A, GO, 5.00%, 10/1/2021 (g)	35		36

Total Minnesota			7,393

Mississippi — 0.5%

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048	1,370		1,506

Missouri — 1.4%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series A, Rev., 5.00%, 6/1/2031	1,000		1,246

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	985		1,037

Series 2020A, Rev., GNMA/FNMA/FHLMC, 3.50%, 11/1/2050	1,910		2,100

Total Missouri			4,383

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — 0.6%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,154

Rev., 5.00%, 7/1/2031	720	812

Total Nebraska		1,966

Nevada — 0.5%

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2026	555	668

Rev., 5.00%, 9/1/2029	620	742

Total Nevada		1,410

New Hampshire — 2.4%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,113

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,142

New Hampshire Business Finance Authority, Springpoint Senior Living Project

Rev., 4.00%, 1/1/2026	265	301

Rev., 4.00%, 1/1/2027	250	289

Rev., 4.00%, 1/1/2028	290	332

Rev., 4.00%, 1/1/2031	290	326

Rev., 4.00%, 1/1/2041	750	825

Total New Hampshire		7,328

New Jersey — 4.3%

Egg Harbor Township School District

GO, AGM, 5.75%, 7/15/2024	1,215	1,424

Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., 2020 Project

Rev., 4.00%, 7/15/2023 (b)	115	121

Rev., 4.00%, 7/15/2025 (b)	370	402

Rev., 4.00%, 7/15/2027 (b)	400	444

Rev., 4.00%, 7/15/2029 (b)	430	481

Rev., 4.00%, 7/15/2030 (b)	200	224

New Jersey Economic Development Authority, School Facilities Construction

Rev., 5.00%, 6/15/2030	270	339

Rev., 5.00%, 6/15/2033	300	374

New Jersey Educational Facilities Authority, Stevens Institute of Technology

Series 2020A, Rev., 5.00%, 7/1/2033	350	432

Series 2020A, Rev., 5.00%, 7/1/2034	280	344

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,060

Series A, Rev., AGM, 5.00%, 7/1/2023	820	902

Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,277

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	2,015

Series A, Rev., 5.00%, 12/1/2024	1,100	1,276

New Jersey Housing and Mortgage Finance Agency, Riverside Senior Apartments Project Series 2019D, Rev., 1.35%, 6/1/2022 (f)	1,000	1,012

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	960	1,075

Total New Jersey		13,202

New Mexico — 0.4%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2019C, Class I, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2050	1,135	1,257

New York — 5.6%

Metropolitan Transportation Authority

Series 2018B, Subseries 2018B-2B, Rev., BAN, 5.00%, 5/15/2021	2,340	2,360

Series 2017B, Rev., 5.00%, 11/15/2021	1,300	1,340

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,076

Monroe County Industrial Development Corp., Highland Hospital of Rochester Project Rev., 5.00%, 7/1/2029	1,000	1,258

New York City Industrial Development Agency, Queens Baseball Stadium Project Rev., AGM, 5.00%, 1/1/2031	500	655

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,177

New York State Dormitory Authority, Montefiore Obligated Group Series 2020A, Rev., 5.00%, 9/1/2027	1,325	1,612

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2025	1,750	1,983

Port Authority of New York and New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2030	2,000	2,376

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

State of New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	835	885

Series 195, Rev., 4.00%, 10/1/2046	835	888

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 4.63%, 11/1/2031 (b)	1,250	1,248

Yonkers Economic Development Corp., Charter School of Educational Excellence Project Rev., 4.00%, 10/15/2030	355	391

Total New York		17,249

North Carolina — 1.1%

County of Randolph Series B, Rev., 5.00%, 10/1/2026	1,000	1,227

North Carolina Housing Finance Agency, Homeownership Series 43, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2050	660	737

North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (f)	500	604

University of North Carolina at Charlotte

Series 2020A, Rev., 5.00%, 10/1/2025	85	101

Series 2020A, Rev., 5.00%, 10/1/2026	500	610

Series 2020A, Rev., 5.00%, 10/1/2027	200	250

Total North Carolina		3,529

North Dakota — 0.8%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series 2016D, Rev., 3.50%, 7/1/2046	315	338

Series D, Rev., 4.00%, 7/1/2046	880	934

Series 2017D, Rev., FHA, 4.00%, 1/1/2048	985	1,070

Total North Dakota		2,342

Ohio — 4.7%

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2020A, Rev., 5.00%, 2/15/2026	855	1,029

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	825	1,027

Butler County Port Authority, Community First Solutions

Rev., 4.00%, 5/15/2037	210	241

Rev., 4.00%, 5/15/2038	110	126

Rev., 4.00%, 5/15/2039	115	131

Rev., 4.00%, 5/15/2040	115	131

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Rev., 4.00%, 5/15/2041	125	141

County of Hardin, Economic Development Facilities Improvement Bonds, Ohio Northern University

Rev., 4.00%, 5/1/2026	295	299

Rev., 5.00%, 5/1/2030	250	270

Lakota Local School District/Butler County Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,823

Northeast Ohio Medical University

Series 2021A, Rev., 5.00%, 12/1/2028	125	153

Series 2021A, Rev., 5.00%, 12/1/2030	65	81

Series 2021A, Rev., 4.00%, 12/1/2035	150	169

Ohio Higher Educational Facility Commission, Case Western University Project

Series 2019C, Rev., 1.63%, 12/1/2026 (f)	500	507

Series 2019B, Rev., 5.00%, 12/1/2031	750	947

Ohio Housing Finance Agency, First-Time Homebuyer Program Series 2020A, Rev., GNMA/FNMA/FHLMC, 3.75%, 9/1/2050	975	1,091

Ohio Housing Finance Agency, Single Family Mortgage Series 2016D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	660	713

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029	2,645	3,453

Series B, Rev., 5.00%, 12/1/2029	1,615	1,936

University of Akron (The), General Receipts Series 2019A, Rev., 5.00%, 1/1/2030	310	398

Total Ohio		14,666

Oklahoma — 0.1%

Oklahoma Housing Finance Agency, Deer Park and Apple Run Apartments Rev., 1.60%, 1/1/2022 (f)	200	201

Oregon — 0.0% (h)

State of Oregon, Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	65	66

Other — 0.3%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (f)	945	946

Pennsylvania — 6.0%

Allegheny County Hospital Development Authority, Pittsburgh Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	765

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2032 (c)	500	603

Chester County Industrial Development Authority, Longwood Gardens Project

Rev., 4.00%, 12/1/2023	500	550

Rev., 4.00%, 12/1/2024	345	390

Rev., 4.00%, 12/1/2025	250	289

Rev., 4.00%, 12/1/2026	250	296

Rev., 5.00%, 12/1/2027	200	254

Rev., 5.00%, 12/1/2035	175	221

Rev., 5.00%, 12/1/2036	185	233

Rev., 5.00%, 12/1/2037	200	250

Delaware County Authority, Neumann University

Rev., 4.00%, 10/1/2022	200	210

Rev., 5.00%, 10/1/2023	240	264

Geisinger Authority, Health System Series 2020B, Rev., 5.00%, 2/15/2027 (f)	3,350	4,093

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 4.00%, 8/15/2034	175	204

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	895	943

Series 122, Rev., AMT, 4.00%, 10/1/2046	295	316

Pennsylvania State University (The)

Series 2020E, Rev., 5.00%, 3/1/2029	710	926

Series 2020E, Rev., 5.00%, 3/1/2030	290	384

Series 2020E, Rev., 5.00%, 3/1/2031	710	935

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,260

Rev., AGM, 5.00%, 12/1/2026	1,550	1,896

Rev., AGM, 5.00%, 12/1/2027	680	836

Philadelphia Authority for Industrial Development, Russell Byers Charter School Project Rev., 5.00%, 5/1/2030	1,200	1,368

Total Pennsylvania		18,486

South Carolina — 0.7%

South Carolina State Housing Finance and Development Authority

Series A, Rev., 4.00%, 1/1/2047	240	257

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	605	654

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Carolina — continued

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,184

Total South Carolina		2,095

South Dakota — 1.0%

South Dakota Housing Development Authority, Homeownership Mortgage

Series 2015D, Rev., 4.00%, 11/1/2045	1,000	1,063

Series A, Rev., 4.00%, 5/1/2049	1,805	1,984

Total South Dakota		3,047

Tennessee — 1.2%

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Blakeford at Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,347

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2049	1,000	1,009

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., AMT, 4.00%, 7/1/2043	110	115

Rev., 3.50%, 1/1/2048	1,235	1,322

Total Tennessee		3,793

Texas — 6.4%

Arlington Higher Education Finance Corp., Kipp Texas, Inc.

Rev., PSF-GTD, 5.00%, 8/15/2023	150	167

Rev., PSF-GTD, 5.00%, 8/15/2024	140	161

Rev., PSF-GTD, 5.00%, 8/15/2025	200	238

Rev., PSF-GTD, 5.00%, 8/15/2026	220	269

Rev., PSF-GTD, 5.00%, 8/15/2027	250	313

Rev., PSF-GTD, 5.00%, 8/15/2028	300	383

Rev., PSF-GTD, 5.00%, 8/15/2029	500	650

Rev., PSF-GTD, 5.00%, 8/15/2030	400	527

Arlington Higher Education Finance Corp., Newman International Academy

Rev., 4.00%, 8/15/2031	200	207

Rev., 5.00%, 8/15/2041	300	320

Boerne School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/1/2029	1,000	1,299

Brazos Higher Education Authority, Inc., Tax-Exempt Student Loan Program

Series 2020-1A, Rev., AMT, 5.00%, 4/1/2025	350	399

Series 2020-1A, Rev., AMT, 5.00%, 4/1/2026	500	580

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Central Texas Regional Mobility Authority, Senior Lien Rev., 5.00%, 1/1/2046	1,000	1,132

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	846

Clear Creek Independent School District, Unlimited Tax Series B, GO, PSF-GTD, 1.35%, 8/15/2022 (f)	500	509

Clifton Higher Education Finance Corp., Idea Public Schools Rev., PSF-GTD, 4.00%, 8/15/2030	1,300	1,576

Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc. Rev., PSF-GTD, 5.00%, 4/1/2029	130	166

Dallas Area Rapid Transit, Sales Tax, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,332

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	302

Series 2017A, Rev., 5.00%, 10/15/2027	500	597

Midtown Redevelopment Authority

Rev., 4.00%, 1/1/2031	365	430

Rev., 4.00%, 1/1/2032	500	583

Newark Higher Education Finance Corp., The Hughen Center, Inc.

Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2030	180	232

Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2031	200	262

Northside Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 1.60%, 8/1/2024 (f)	345	355

Pasadena Independent School District, School Building, Unlimited Tax Series B, GO, PSF-GTD, 1.50%, 8/15/2024 (f)	750	773

State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	529

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	75	75

Texas State Affordable Housing Corp., Single Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	1,060	1,178

Texas Water Development Board, Water Implementation Fund

Series 2019A, Rev., 5.00%, 4/15/2023	1,300	1,431

Total Texas		19,821

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utah — 2.7%

University of Utah, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,491

Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	2,070

Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 3.25%, 6/15/2031 (b)	535	527

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	890	956

Utah Transit Authority, Subordinate Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,260

Total Utah		8,304

Vermont — 1.9%

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2021 (g)	5	5

Series B, Rev., AMT, 3.75%, 11/1/2045	780	816

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,096

Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,583

Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,493

Total Vermont		5,993

Virginia — 0.4%

Henrico County Economic Development Authority, Westminster Canterbury Richmond

Rev., 3.00%, 10/1/2029	500	545

Rev., 3.00%, 10/1/2030	500	541

Total Virginia		1,086

Washington — 4.5%

FYI Properties, State of Washington District Project—Green Bonds Rev., 5.00%, 6/1/2039	5,000	5,974

King County Housing Authority, Highland Village Project

Rev., 5.00%, 1/1/2027	125	152

Rev., 5.00%, 1/1/2028	125	155

Rev., 5.00%, 1/1/2029	125	158

Rev., 4.00%, 1/1/2031	330	391

Rev., 4.00%, 1/1/2034	500	584

Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,268

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued

Washington Higher Education Facilities Authority, Seattle Pacific University Project Series 2020A, Rev., 5.00%, 10/1/2035	710	867

Washington State Housing Finance Commission, Rockwood Retirement Communities Project Rev., 5.00%, 1/1/2032 (b)	1,100	1,182

Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	200	209

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	1,700	1,807

Total Washington		13,747

Wisconsin — 3.5%

Public Finance Authority, The Carmelite System, Inc., Obligated Group

Rev., 3.25%, 1/1/2025	580	618

Rev., 3.25%, 1/1/2026	1,545	1,663

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	285

Rev., 5.00%, 7/1/2025	250	294

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022 (g)	520	548

Series 2017A, Rev., 5.00%, 9/1/2023 (g)	550	597

Series 2017A, Rev., 5.00%, 9/1/2024 (g)	580	647

Series 2017A, Rev., 5.00%, 9/1/2025 (g)	235	268

Series 2017A, Rev., 5.00%, 9/1/2026 (g)	385	449

Series 2017A, Rev., 5.00%, 9/1/2027 (g)	785	931

Wisconsin Health and Educational Facilities Authority, Lawrence University of Wisconsin

Rev., 4.00%, 2/1/2022	280	287

Rev., 4.00%, 2/1/2023	280	294

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	488

Series C, Rev., 5.00%, 2/15/2028	575	682

Series C, Rev., 5.00%, 2/15/2029	375	442

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,440

Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Rev., 4.00%, 8/15/2041 (c)	825	923

Total Wisconsin		10,856

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Sustainable Municipal Income Fund

(formerly known as JPMorgan Municipal Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wyoming — 0.6%

Wyoming Community Development Authority

Series 5, Rev., 4.00%, 12/1/2046	675	729

Series 2020-2, Rev., 3.00%, 6/1/2049	1,000	1,087

Total Wyoming		1,816

Total Municipal Bonds (Cost $294,873)		307,485

	SHARES (000)
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (i) (j) (Cost $1,083)	1,084	1,085

Total Investments — 99.8% (Cost $295,956)		308,570
Other Assets Less Liabilities — 0.2%		502

NET ASSETS — 100.0%		309,072

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(e)	Amount rounds to less than one thousand.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(g)	Security is prerefunded or escrowed to maturity.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(j)	The rate shown is the current yield as of February 28, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.3% (a)

Alabama — 0.9%

City of Trussville Series 2018A, GO, 4.00%, 8/1/2032	25	29

Montgomery County Public Building Authority, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,130

Montgomery Water Works and Sanitary Sewer Board

Series 2019A, Rev., 4.00%, 9/1/2036	515	612

Series 2019A, Rev., 4.00%, 9/1/2037	800	947

Series 2019A, Rev., 4.00%, 9/1/2038	830	979

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (b)	500	545

Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (b)	835	914

UAB Medicine Finance Authority

Series B-2, Rev., 3.50%, 9/1/2035	160	174

Series B-2, Rev., 5.00%, 9/1/2037	30	35

Total Alabama		5,365

Alaska — 0.4%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	555	588

Alaska Industrial Development and Export Authority, Tanana Chiefs Conference Project Series 2019A, Rev., 4.00%, 10/1/2044	1,500	1,667

University of Alaska Series S, Rev., 4.00%, 10/1/2021	70	71

Total Alaska		2,326

Arizona — 2.4%

Arizona Board of Regents, Tax-Exempt Series 2020A, Rev., 5.00%, 7/1/2041	1,255	1,596

Arizona Industrial Development Authority, Children’s National Medical Center Series 2020A, Rev., 3.00%, 9/1/2050	2,600	2,664

Arizona Industrial Development Authority, Equitable School Revolving Fund

Series 2020A, Rev., 4.00%, 11/1/2045	1,000	1,129

Series 2020A, Rev., 4.00%, 11/1/2050	1,300	1,465

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	3,363

Arizona Industrial Development Authority, Phoenix Children’s Hospital Series 2020A, Rev., 3.00%, 2/1/2045	1,000	1,031

Arizona Industrial Development Authority, Pinecrest Academy, Canyon Campus Project Rev., 5.00%, 7/15/2040 (c)	2,515	2,824

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

City of Chandler, Excise Tax Rev., 5.00%, 7/1/2028	25	31

City of Phoenix Civic Improvement Corp., Civic Plaza Expansion Series 2005B, Rev., BHAC-CR, FGIC, 5.50%, 7/1/2036	125	181

County of Pinal Rev., 4.00%, 8/1/2036	50	57

Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	402

Series 2018A, Rev., 5.00%, 7/1/2033	150	172

Series 2018A, Rev., 5.00%, 7/1/2037	200	226

Maricopa County Special Health Care District, Integrated Health Services Series 2018C, GO, 5.00%, 7/1/2033	10	12

Maricopa County Unified School District No. 11-Peoria, School Improvement GO, 4.00%, 7/1/2034	10	12

University of Arizona (The) Rev., 5.00%, 6/1/2033	40	47

Total Arizona		15,212

Arkansas — 0.1%

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	219

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	421

State of Arkansas, Four-Lane Highway Construction and Improvement GO, 5.00%, 6/15/2021	60	61

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	119

University of Arkansas, Various Facility Monticello Campus Series 2017A, Rev., 5.00%, 12/1/2027	100	124

Total Arkansas		944

California — 6.7%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	74

Bay Area Toll Authority, Toll Bridge Series S-7, Rev., 4.00%, 4/1/2032	35	41

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2039	500	557

California Educational Facilities Authority, Stanford University Series T-1, Rev., 5.00%, 3/15/2039	350	495

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

California Health Facilities Financing Authority, On Lok Senior Health Service Rev., 5.00%, 8/1/2050	1,000	1,202

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2025 (d)	250	301

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	572

Rev., 5.00%, 10/15/2047	1,000	1,128

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2021 (c)	50	51

Series 2018A, Rev., 5.00%, 8/1/2022 (c)	80	84

Series 2018A, Rev., 5.00%, 8/1/2023 (c)	175	191

Series 2018A, Rev., 5.00%, 8/1/2024 (c)	160	179

Series 2018A, Rev., 5.00%, 8/1/2025 (c)	150	173

Series 2018A, Rev., 5.00%, 8/1/2026 (c)	150	176

Series 2018A, Rev., 5.00%, 8/1/2027 (c)	150	180

Series 2018A, Rev., 5.00%, 8/1/2028 (c)	190	230

California State Public Works Board, Riverside Campus Series 2017H, Rev., 5.00%, 4/1/2027	10	12

California State University, Systemwide

Series 2019A, Rev., 5.00%, 11/1/2036	30	39

Series 2016A, Rev., 5.00%, 11/1/2041	45	53

Series 2017A, Rev., 5.00%, 11/1/2042	30	36

Series 2016A, Rev., 5.00%, 11/1/2045	25	29

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,556

City of Los Angeles Department of Airports, International Airport Subordinate

Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,356

Series 2019E, Rev., AMT, 5.00%, 5/15/2039	155	191

City of Palm Springs, Assisted Living Center Series B, COP, Zero Coupon, 4/15/2021 (d)	100	100

County of Santa Clara, Campbell Union High School District

GO, 3.00%, 8/1/2030	620	668

GO, 3.00%, 8/1/2031	30	32

CSCDA Community Improvement Authority, Essential Housing, Jefferson-Anaheim

Rev., 2.88%, 8/1/2041 (c)	365	351

Rev., 3.13%, 8/1/2056 (c)	2,000	1,829

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (c)	1,500	1,619

East Bay Municipal Utility District, Wastewater System

Series B, Rev., 5.00%, 6/1/2033	515	607

Series 2015A-1, Rev., 5.00%, 6/1/2036	2,450	2,873

Eastern Municipal Water District Financing Authority, Water and Wastewater System

Series 2020A, Rev., 5.00%, 7/1/2036	1,500	1,977

Series 2020A, Rev., 4.00%, 7/1/2037	450	546

Series 2020A, Rev., 4.00%, 7/1/2038	1,000	1,208

El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	900	890

Franklin-Mckinley School District, Election of 2020 Series A, GO, 4.00%, 8/1/2049	1,415	1,592

Long Beach Bond Finance Authority, Natural Gas Series 2007A, Rev., 5.25%, 11/15/2021	2,000	2,071

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2023 (d)	60	67

Los Angeles County Metropolitan Transportation Authority, Sales Tax Series 2020A, Rev., 5.00%, 6/1/2030	20	27

Los Angeles Department of Water and Power System

Series 2019D, Rev., 5.00%, 7/1/2038	35	44

Series 2014D, Rev., 5.00%, 7/1/2044	60	68

Los Angeles Unified School District, Election of 2008 Series 2018B-1, GO, 5.00%, 7/1/2037	30	37

Millbrae Redevelopment Agency Successor Agency, Millbrae Redevelopment Project 4.00%, 8/1/2035	150	166

Moulton-Niguel Water District Rev., 5.00%, 9/1/2038	35	44

Mount San Antonio Community College District, Election of 2008 Series A, GO, 0.00%, 8/1/2043	7,150	7,775

Mountain View Shoreline Regional Park Community Series 2018A, Rev., AGM, 5.00%, 8/1/2034	25	31

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	795

Rim of the World Unified School District Series 2010B, GO, AGM, Zero Coupon, 8/1/2039	25	16

Riverside County Transportation Commission, Sales Tax Series 2017A, Rev., 5.00%, 6/1/2039	150	181

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,640

San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax, Election of 2008 Series 2012E, GO, Zero Coupon, 7/1/2049	1,000	471

San Lorenzo Valley Unified School District

Series 2020A, GO, 4.00%, 8/1/2045	1,000	1,143

Series 2020A, GO, 5.00%, 8/1/2050	2,505	3,044

Santa Clara Valley Transportation Authority, Sales Tax Series 2018A, Rev., 5.00%, 6/1/2024	30	35

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo, Election of 2004 GO, Zero Coupon, 8/1/2037	2,450	1,133

South Monterey County Joint Union High School District, Election of 2018 Series A-1, GO, AGM, 5.00%, 8/1/2035	15	19

Total California		42,005

Colorado — 3.9%

Adams County COP, 4.00%, 12/1/2040	2,815	3,070

Brighton Crossing Metropolitan District No. 6, Limited Tax Series 2020A, GO, 5.00%, 12/1/2050	670	702

Broadway Park North Metropolitan District No. 2, Limited Tax GO, 5.00%, 12/1/2049 (c)	650	700

Colorado Crossing Metropolitan District No. 2, Limited Tax Series 2020A-2, GO, 5.00%, 12/1/2050	2,000	2,044

Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 5.00%, 12/1/2050 (c)	740	777

Colorado Health Facilities Authority, Commonspirit Health Series A-2, Rev., 4.00%, 8/1/2049	2,500	2,760

Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project Series 2020A, Rev., 4.00%, 9/1/2050	675	745

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,184

County of El Paso, The Colorado College Project

Series 2020A, Rev., 5.00%, 6/1/2031	250	326

Series 2020A, Rev., 5.00%, 6/1/2032	200	259

Denver Health and Hospital Authority

Series 2019A, Rev., 4.00%, 12/1/2040	1,635	1,848

Series A, Rev., 5.25%, 12/1/2045	1,000	1,080

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued

Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	1,000	1,258

Raindance Metropolitan District No. 1, Non-Potable Water System Rev., 5.25%, 12/1/2050	1,000	1,063

State of Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement COP, 5.00%, 6/15/2041	1,000	1,173

State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2021 (d)	2,000	2,003

State of Colorado, National Western Center Lease Purchase Financing Program, Tax-Exempt Series 2018A, COP, 5.00%, 9/1/2031	20	25

Transport Metropolitan District No. 3, Limited Tax

Series 2021A-1, GO, 5.00%, 12/1/2041	1,700	1,809

Series 2021A-1, GO, 5.00%, 12/1/2051	1,000	1,047

Vauxmont Metropolitan District, Subordinate Convertible Tax

GO, AGM, 5.00%, 12/15/2024	265	303

GO, AGM, 5.00%, 12/15/2025	250	293

Total Colorado		24,469

Connecticut — 1.0%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series B-2, Rev., 4.00%, 11/15/2032	165	168

Series A-1, Rev., 4.00%, 11/15/2045	85	90

Subseries A-1, Rev., 4.00%, 11/15/2047	295	318

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,176

Connecticut State Health and Educational Facilities Authority, Sacred Heart University Issue Series K, Rev., 4.00%, 7/1/2045	2,875	3,204

State of Connecticut

Series 2016D, GO, 5.00%, 8/15/2026	25	30

Series 2012G, GO, 4.00%, 10/15/2027	45	47

Series A, GO, 5.00%, 4/15/2029	150	184

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2016A, Rev., 5.00%, 9/1/2027	25	30

Series 2018B, Rev., 5.00%, 10/1/2033	55	69

Town of New Canaan

GO, 4.00%, 10/1/2036	240	287

GO, 4.00%, 10/1/2037	370	440

GO, 4.00%, 10/1/2039	100	118

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — continued

Town of Wallingford GO, 4.00%, 3/15/2021	20	20

University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	17

Total Connecticut		6,198

Delaware — 1.9%

County of New Castle GO, 5.00%, 4/1/2027	25	31

Delaware State Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,147

Delaware State Economic Development Authority, Newark Charter School, Inc. Project

Series A, Rev., 5.00%, 9/1/2036	500	563

Series A, Rev., 5.00%, 9/1/2046	500	553

Rev., 5.00%, 9/1/2050	1,500	1,754

Delaware State Economic Development Authority, St. Andrews School Project Rev., 4.00%, 7/1/2041	5,000	5,783

Delaware State Health Facilities Authority, Bayhealth Medical Center Project

Series 2017A, Rev., 4.00%, 7/1/2033	25	28

Series 2017A, Rev., 4.00%, 7/1/2043	1,275	1,407

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	195	197

University of Delaware Series 2019A, Rev., 5.00%, 11/1/2045	500	720

Total Delaware		12,183

District of Columbia — 1.6%

District of Columbia, Kipp DC Charter School Series A, Rev., 6.00%, 7/1/2023 (d)	1,000	1,132

District of Columbia, Kipp DC Project

Series 2017B, Rev., 5.00%, 7/1/2027	30	36

Series 2017B, Rev., 5.00%, 7/1/2037	25	29

Rev., 4.00%, 7/1/2039	600	664

Rev., 4.00%, 7/1/2044	1,240	1,359

District of Columbia, National Public Radio, Inc. Rev., 5.00%, 4/1/2024 (d)	25	28

District of Columbia, Rocketship Obligated Group Series 2021A, Rev., 5.00%, 6/1/2041 (c)	250	283

Metropolitan Washington Airports Authority

Series A, Rev., AMT, 5.00%, 10/1/2030	50	59

Series 2017A, Rev., AMT, 5.00%, 10/1/2032	415	503

Washington Metropolitan Area Transit Authority

Series B, Rev., 5.00%, 7/1/2042	5,010	5,984

Total District of Columbia		10,077

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — 2.8%

City of Jacksonville Series B, Rev., 5.00%, 10/1/2024	20	23

City of Lauderhill, Water and Sewer System Rev., 4.00%, 10/1/2027	15	18

City of Leesburg, Electric System Rev., 5.00%, 10/1/2031	15	18

City of Miami Beach, Stormwater Rev., 4.00%, 9/1/2045	25	27

City of Port St. Lucie, Utility Systems Rev., 5.00%, 9/1/2028	25	31

City of South Miami Health Facilities Authority, Inc., Baptist Health Rev., 4.00%, 8/15/2042	20	22

City of Tallahassee, Utility System Rev., 5.00%, 10/1/2023	10	11

City of Tampa, H. Lee Moffitt Cancer Center Project Series 2020B, Rev., 5.00%, 7/1/2050	2,790	3,426

City of Tampa, The University of Tampa Project Series 2020A, Rev., 4.00%, 4/1/2050	2,000	2,176

County of Miami-Dade, Public Health Trust Program Series A, GO, 5.00%, 7/1/2036	1,545	1,965

County of Miami-Dade, Subordinate Special Obligation Rev., 4.00%, 10/1/2040	105	116

County of Sarasota, Utility System

Series 2019A, Rev., 5.00%, 10/1/2038	25	31

Series 2016A, Rev., 4.00%, 10/1/2043	65	70

East Central Regional Wastewater Treatment Facilities Operation Board Rev., 5.00%, 10/1/2028	30	38

Florida Atlantic University Finance Corp., Student Housing Project

Series 2019A, Rev., 5.00%, 7/1/2031	15	19

Series 2019B, Rev., 5.00%, 7/1/2034	120	150

Florida Governmental Utility Authority

Rev., AGM, 4.00%, 10/1/2034	600	710

Rev., AGM, 4.00%, 10/1/2035	1,000	1,180

Rev., AGM, 4.00%, 10/1/2036	370	434

Florida Gulf Coast University Financing Corp., Housing Project

Series 2020A, Rev., 4.00%, 2/1/2035	300	354

Series 2020A, Rev., 4.00%, 2/1/2037	730	854

Series 2020A, Rev., 4.00%, 2/1/2038	535	622

Florida State Board of Governors, International University Dormitory Series 2015A, Rev., 4.00%, 5/1/2034	30	33

Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,763

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Monroe County School District

Series A, COP, 5.00%, 6/1/2032	100	122

Series A, COP, 5.00%, 6/1/2034	40	48

Orange County Convention Center, Tourist Development Series 2016A, Rev., 4.00%, 10/1/2036	40	45

Orange County Health Facilities Authority, Orlando Health, Inc. Series B, Rev., 4.00%, 10/1/2045	215	233

South Broward Hospital District, Memorial Healthcare System Rev., 5.00%, 5/1/2023	10	11

State of Florida Department of Transportation Turnpike System Series 2018A, Rev., 5.00%, 7/1/2033	55	69

Volusia County Educational Facility Authority, Embry-Riddle Aeronautical University, Inc., Project

Series 2020A, Rev., 4.00%, 10/15/2037	725	824

Series 2020A, Rev., 4.00%, 10/15/2038	750	850

Series 2020A, Rev., 4.00%, 10/15/2039	350	396

Total Florida		17,689

Georgia — 4.4%

Carroll City-County Hospital Authority, Tanner Medical Center Project Rev., GTD, 4.00%, 7/1/2050	1,450	1,678

Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	2,450	2,745

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Rev., 4.00%, 8/15/2041	1,000	1,110

Development Authority for Fulton County, Wellstar Health System, Inc. Project Series 2020A, Rev., 4.00%, 4/1/2050	2,080	2,346

Georgia Higher Education Facilities Authority, USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	2,000	2,295

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., AMT, 5.00%, 3/1/2021	5	5

Subseries A-1, Rev., AMT, 4.00%, 6/1/2044	85	89

Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project Rev., 4.00%, 8/1/2038	1,000	1,122

Main Street Natural Gas, Inc., Gas Supply

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (b)	5,000	5,403

Series 2019B, Rev., 4.00%, 12/2/2024 (b)	8,600	9,575

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Metropolitan Atlanta Rapid Transit Authority, Sales Tax Series A, Rev., NATL-RE, 5.25%, 7/1/2028	110	143

Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 4.00%, 9/1/2041	750	885

Total Georgia		27,396

Hawaii — 0.4%

City and County Honolulu, Wastewater System Series 2019B, Rev., 5.00%, 7/1/2040	35	44

City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,317

Total Hawaii		2,361

Idaho — 0.0% (e)

Idaho Health Facilities Authority, Trinity Health Credit Group Series 2016ID, Rev., 5.00%, 12/1/2045	75	87

University of Idaho

Series 2018A, Rev., 5.00%, 4/1/2028 (d)	20	26

Series 2018A, Rev., 5.00%, 4/1/2035	5	6

Total Idaho		119

Illinois — 4.8%

City of Rockford, Waterworks System Series 2018B, GO, 4.00%, 12/15/2022	105	111

Community Unit School District No. 427 DeKalb and Kane Counties Illinois, Limited Tax

Series 2021B, GO, 4.00%, 2/1/2039	410	467

Series 2021B, GO, 4.00%, 2/1/2040	455	516

Series 2021B, GO, 4.00%, 2/1/2041	465	526

Cook County Forest Preserve District, Limited Tax Series B, GO, 5.00%, 12/15/2037	295	311

County of Cook GO, 5.00%, 11/15/2034	700	866

County of Du Page, The Morton Abroretum Project Rev., 3.00%, 5/15/2047	3,335	3,337

DuPage and Cook Counties Township High School District No. 86 Hinsdale, School Building GO, 4.00%, 1/15/2039	800	909

Hoffman Estates Park District GO, 4.00%, 12/1/2044	25	27

Illinois Finance Authority, Clean Water Initiative Revolving Fund Rev., 5.00%, 7/1/2040	105	132

Illinois Finance Authority, Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	364

Series 2017C, Rev., 5.00%, 3/1/2034	205	244

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Presbyterian Homes Obligated Group Series 2016A, Rev., 5.00%, 11/1/2031	10	12

Illinois Finance Authority, Presence Health Network

Series 2016C, Rev., 4.00%, 2/15/2027 (d)	20	24

Series 2016C, Rev., 4.00%, 2/15/2041	930	1,035

Illinois Finance Authority, Township High School District Rev., 4.00%, 12/1/2031	20	24

Illinois State Toll Highway Authority

Series 2019C, Rev., 5.00%, 1/1/2031	3,000	3,880

Series 2019A, Rev., 4.00%, 1/1/2044	65	74

Lake County Community Consolidated School District No. 3 Beach Park

GO, AGM, 4.00%, 2/1/2034	620	714

GO, AGM, 4.00%, 2/1/2035	500	575

Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project Series 2002A, Rev., AGM-CR, NATL-RE, Zero Coupon, 12/15/2040	5,000	2,832

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	202

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	4,133

Series C, Rev., 5.25%, 1/1/2043	1,500	1,809

State of Illinois

Series 2018A, GO, 5.00%, 10/1/2021	50	51

Series 2012A, GO, 4.00%, 1/1/2024	15	15

GO, 5.00%, 5/1/2024	205	227

Series D, GO, 5.00%, 11/1/2024	325	363

GO, 4.00%, 8/1/2025	25	26

GO, 4.00%, 3/1/2026	10	10

Series 2012A, GO, 5.00%, 1/1/2027	25	26

GO, 5.00%, 5/1/2027	175	191

GO, 5.00%, 6/1/2027	25	29

Series 2009A, GO, 4.00%, 9/1/2027	115	115

GO, 5.00%, 11/1/2028	20	23

Series 2012A, GO, 4.00%, 1/1/2029	45	46

Series 2012A, GO, 4.00%, 1/1/2030	225	228

GO, 5.50%, 1/1/2030	20	25

GO, 4.13%, 11/1/2031	20	22

GO, 4.00%, 6/1/2033	15	16

GO, 4.00%, 6/1/2036	25	27

GO, 4.00%, 6/1/2037	45	47

GO, 5.50%, 7/1/2038	3,000	3,199

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

State of Illinois, Sales Tax, Junior Obligation

Series 2016C, Rev., 5.00%, 6/15/2022	25	26

Series D, Rev., 5.00%, 6/15/2027	15	18

Village of Arlington Heights GO, 4.00%, 12/1/2034	130	147

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,226

Village of Hoffman Estates GO, 5.00%, 12/1/2033	80	100

Village of Midlothian

GO, AGM, 4.00%, 1/1/2022	10	10

GO, AGM, 4.00%, 1/1/2023	10	11

GO, AGM, 4.00%, 1/1/2024	75	82

GO, AGM, 4.00%, 1/1/2025	40	45

GO, AGM, 4.00%, 1/1/2026	65	74

GO, AGM, 4.00%, 1/1/2027	85	99

GO, AGM, 4.00%, 1/1/2028	65	76

GO, AGM, 4.00%, 1/1/2029	95	112

Will County School District No. 86 Joliet, Limited Tax Series A, GO, 4.00%, 3/1/2024	220	242

Winnebago and Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	37

Total Illinois		30,115

Indiana — 1.4%

City of Lafayette, Local Income Tax Rev., 4.00%, 6/30/2028	180	211

Clarksville Redevelopment Authority Rev., 5.00%, 1/15/2031	30	38

Gary Community School Corp. GO, 4.00%, 7/15/2023	230	248

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 5.00%, 1/15/2023	10	11

Rev., 4.00%, 7/15/2031	240	276

Rev., 4.00%, 7/15/2032	350	400

Indiana Finance Authority, Butler University Project Rev., 4.00%, 2/1/2040	25	28

Indiana Finance Authority, Educational Facilities, Kipp Indianapolis, Inc., Project

Series 2020A, Rev., 5.00%, 7/1/2040	170	190

Series 2020A, Rev., 5.00%, 7/1/2055	460	505

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2032	15	18

Series A, Rev., 4.00%, 11/1/2043	1,125	1,231

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — continued

Indiana Finance Authority, Marian University Project Series A, Rev., 5.00%, 9/15/2034	1,100	1,308

Indiana Finance Authority, Parkview Health System, Inc. Series A, Rev., 4.00%, 11/1/2048	50	56

Indiana Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 2/1/2022 (d)	4,000	4,178

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	17

Indiana Municipal Power Agency, Power Supply System Series 2016A, Rev., 5.00%, 1/1/2042	30	35

Merrillville Building Corp. Rev., 4.00%, 7/15/2034	35	40

University of Southern Indiana, Student Fee Series M, Rev., 5.00%, 10/1/2029	25	31

Total Indiana		8,821

Iowa — 0.1%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series 2016D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	355	377

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2034	15	19

Total Iowa		396

Kansas — 0.0% (e)

Leavenworth County Unified School District No. 464 Series B, GO, 4.00%, 9/1/2022	50	53

Kentucky — 0.3%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,838

Commonwealth of Kentucky, State Office Building Project COP, 4.00%, 6/15/2032	30	33

Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	5	5

Kentucky Turnpike Authority, Economic Development Road, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	33

Pike County School District Finance Corp., School Building Rev., 4.00%, 2/1/2028	20	22

Total Kentucky		1,931

Louisiana — 0.9%

City of Ruston, Sales Tax Rev., AGM, 5.00%, 6/1/2024	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued

Lafayette Consolidated Government

GO, 5.00%, 3/1/2029	125	161

GO, 5.00%, 3/1/2030	150	196

Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Projects Rev., 5.00%, 4/1/2029	100	120

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Series 2015A1, Rev., 5.00%, 6/1/2039	25	30

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,178

St. Tammany Parish Hospital Service District No. 1, St. Tammany Parish Hospital Project Series A, Rev., 4.00%, 7/1/2043	50	56

State of Louisiana Series 2019A, GO, 5.00%, 3/1/2035	2,000	2,525

Tobacco Settlement Financing Corp. Series 2013A, Rev., 5.25%, 5/15/2035	1,000	1,086

Total Louisiana		5,363

Maine — 0.4%

Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 4.00%, 7/1/2050	2,000	2,262

Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	102

Maine State Housing Authority, Mortgage Purchase Series A, Rev., 4.00%, 11/15/2045	265	280

Total Maine		2,644

Maryland — 2.6%

City of Baltimore, Stormwater Projects Series 2019A, Rev., 4.00%, 7/1/2044	50	58

City of Baltimore, Water Projects Series B, Rev., 4.00%, 7/1/2033	270	323

County of Baltimore, Equipment Acquisition Program COP, 5.00%, 3/1/2029	5,735	7,492

Maryland Economic Development Corp., Port Covington Project 4.00%, 9/1/2050	1,280	1,366

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2023	115	125

Maryland Health and Higher Educational Facilities Authority, Medstar Health Issue Series 2017A, Rev., 5.00%, 5/15/2045	5,000	5,944

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — continued

Maryland Health and Higher Educational Facilities Authority, Stevenson University Project

Rev., 4.00%, 6/1/2046	500	548

Rev., 4.00%, 6/1/2051	500	547

Maryland State Transportation Authority Rev., 5.00%, 7/1/2028	10	13

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 1/1/2031	165	174

Total Maryland		16,590

Massachusetts — 2.6%

City of Lowell, Municipal Purpose Loan GO, 5.00%, 3/1/2028	90	115

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement & Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,742

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	4,184

Massachusetts Development Finance Agency, Boston College Issue

Series 2020U, Rev., 5.00%, 7/1/2038	755	1,069

Series 2020U, Rev., 5.00%, 7/1/2039	665	942

Series 2020U, Rev., 5.00%, 7/1/2040	535	758

Series 2017T, Rev., 4.00%, 7/1/2042	35	39

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	979

Rev., 5.00%, 1/1/2037	315	372

Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue

Series 2021G, Rev., 5.00%, 7/1/2032	250	327

Series 2021G, Rev., 5.00%, 7/1/2038	300	380

Massachusetts Development Finance Agency, Wellforce Issue Series 2020C, Rev., AGM, 3.00%, 10/1/2045	1,000	1,019

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	300	317

Series 167, Rev., 4.00%, 12/1/2043	150	155

Series 169, Rev., 4.00%, 12/1/2044	305	316

Town of Bellingham, Municipal Purpose Loan GO, 4.00%, 6/15/2032	10	12

University of Massachusetts Building Authority Project

Series 2020-1, Rev., 5.00%, 11/1/2034	2,000	2,578

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Series 2017-1, Rev., 5.25%, 11/1/2042	50	62

Total Massachusetts		16,366

Michigan — 1.9%

Berkley School District, Michigan 2015 School Building and Site Bonds, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2040	30	33

City of Grand Rapids, Sanitary Sewer System Rev., 5.00%, 1/1/2045	600	747

Grand Rapids Charter Township Economic Development Corp., Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2044	2,000	2,229

Grand Rapids Public Schools GO, AGM, 5.00%, 11/1/2043	1,000	1,221

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series A, Rev., 5.00%, 5/15/2054	1,525	1,728

Michigan Finance Authority, Trinity Health Credit Group Series 2016MI, Rev., 5.25%, 12/1/2041	1,000	1,172

Michigan State Building Authority, Facilities Program

Series 2016 I, Rev., 4.00%, 10/15/2036	50	56

Series 2015I, Rev., 4.00%, 4/15/2040	120	132

Michigan State Housing Development Authority, Single Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	90	95

Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	837

Michigan Strategic Fund, United Methodist Retirement Communities Obligated Group, Porter Hills Presbyterian Village Project Rev., 5.00%, 5/15/2044	1,000	1,114

Niles Community Schools, Unlimited Tax GO, Q-SBLF, 4.00%, 5/1/2041	25	27

State of Michigan, Trunk Line Fund Rev., 5.00%, 11/15/2036	1,500	1,548

University of Michigan Rev., 4.00%, 4/1/2034	50	57

Walled Lake Consolidated School District GO, Q-SBLF, 5.00%, 5/1/2033	10	13

West Ottawa Public Schools, School Building and Site Series 2014-1, GO, 4.00%, 5/1/2039	25	27

Western Michigan University, Tax Exempt

Series 2021A, Rev., AGM, 5.00%, 11/15/2032	125	163

Series 2021A, Rev., AGM, 5.00%, 11/15/2033	150	194

Series 2021A, Rev., AGM, 5.00%, 11/15/2046	500	623

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — continued

Michigan — continued

Whitehall District Schools, Unlimited Tax GO, AGM, 5.00%, 5/1/2033	25		31

Total Michigan			12,047

Minnesota — 2.2%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, Zero Coupon, 2/1/2026	150		136

Series 2017B, GO, Zero Coupon, 2/1/2027	400		349

Series 2017B, GO, Zero Coupon, 2/1/2028	225		188

Series 2017B, GO, Zero Coupon, 2/1/2030	880		674

City of Hopkins Series 2017B, GO, 4.00%, 2/1/2026	25		29

City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000		3,311

City of Rochester, Health Care Facilities, Mayo Clinic Series 2016B, Rev., 5.00%, 11/15/2036	30		44

City of Woodbury, Charter School Lease Rev., 4.00%, 12/1/2050	250		261

Duluth Independent School District No. 709 Series 2019B, COP, 5.00%, 2/1/2022	160		166

East Grand Forks Independent School District No. 595 Series A, GO, 4.00%, 2/1/2027	15		17

Greenway Independent School District No. 316

Series 2019F, GO, Zero Coupon, 2/1/2029	1,320		1,154

Series 2019F, GO, Zero Coupon, 2/1/2030	700		592

Series 2019F, GO, Zero Coupon, 2/1/2031	545		445

Lakeville Independent School District No. 194 Series 2018A, GO, 5.00%, 2/1/2028	25		31

Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	—	(f)	—	(f)

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	45		45

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000		1,140

Rev., 4.00%, 3/1/2033	500		568

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	5		5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Minnesota — continued

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	5	5

Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	10	10

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2014A, Rev., AMT, 4.00%, 7/1/2038	160	169

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	10	10

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	455	486

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	270	291

Virginia Independent School District No. 706 Series A, GO, 5.00%, 2/1/2030	3,000	3,774

Total Minnesota		13,900

Mississippi — 0.6%

Mississippi Development Bank, Lafayette County School District Project Rev., 4.00%, 4/1/2033	20	23

Mississippi Development Bank, Northwest Mississippi Community College Improvement Project Rev., 4.00%, 3/1/2050	2,335	2,621

Mississippi Development Bank, Special Obligation, Water and Sewer System Project Rev., AGM, 6.88%, 12/1/2040	1,000	1,151

Total Mississippi		3,795

Missouri — 0.9%

City of Sedalia COP, 4.00%, 7/15/2035	205	225

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,115

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,106

Health and Educational Facilities Authority of the State of Missouri, SSM Health System Series A, Rev., 4.00%, 6/1/2048	2,160	2,389

Health and Educational Facilities Authority of the State of Missouri, State University Rev., 4.00%, 10/1/2036	100	114

Metropolitan St. Louis Sewer District, Wastewater System Improvement Series 2017A, Rev., 5.00%, 5/1/2034	10	12

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	300	316

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Series 2015B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	385	412

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 5/1/2021 (d)	30	30

St. Louis County Reorganized School District No. R-6 GO, 5.00%, 2/1/2023	10	11

Total Missouri		5,730

Montana — 0.2%

Montana Board of Housing, Single Family Homeownership

Series B2, Rev., AMT, 5.00%, 12/1/2027	100	101

Series A-2, Rev., AMT, 4.00%, 12/1/2038	70	73

Montana Facility Finance Authority, SCL Health System Series A, Rev., 4.00%, 1/1/2038	1,200	1,401

Total Montana		1,575

Nebraska — 0.8%

Central Plains Energy Project, Gas Project No. 3

Series 2017A, Rev., 5.00%, 9/1/2034	1,000	1,339

Series 2017A, Rev., 5.00%, 9/1/2037	1,500	2,053

Douglas County Hospital Authority No. 2, Children’s Hospital Obligated Group

Series 2020A, Rev., 4.00%, 11/15/2040	575	659

Series 2020A, Rev., 4.00%, 11/15/2041	300	343

Douglas County Hospital Authority No. 2, Health Facilities Rev., 5.00%, 5/15/2030	10	12

Public Power Generation Agency, Whelan Energy Center Unit 2

Series 2015A, Rev., 5.00%, 1/1/2026	100	116

Series A, Rev., 5.00%, 1/1/2034	185	221

Series 2016A, Rev., 5.00%, 1/1/2035	25	30

Total Nebraska		4,773

Nevada — 0.5%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	401

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,733

Truckee Meadows Water Authority Rev., 5.00%, 7/1/2031	15	18

Total Nevada		3,152

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Hampshire — 0.2%

New Hampshire Business Finance Authority, Springpoint Senior Living Project Rev., 4.00%, 1/1/2041	1,000	1,100

New Jersey — 5.2%

County of Middlesex, Civic Square II Redevelopment Associates LLC COP, 4.00%, 6/15/2022	110	115

New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	284

New Jersey Economic Development Authority, School Facilities Construction

Series NN, Rev., 5.00%, 3/1/2024	150	162

Rev., 4.00%, 6/15/2046	1,375	1,495

Rev., 4.00%, 6/15/2050	1,000	1,083

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	3,160

New Jersey Educational Facilities Authority, Capital Improvement Series 2016B, Rev., 5.00%, 9/1/2036	105	120

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	765	856

New Jersey Transportation Trust Fund Authority

Series A, Rev., Zero Coupon, 12/15/2036	10,355	6,695

Series BB, Rev., 4.00%, 6/15/2038	1,500	1,655

Series 2020AA, Rev., 4.00%, 6/15/2050	1,375	1,489

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,185

Series A, Rev., 5.00%, 6/15/2031	3,000	3,484

New Jersey Turnpike Authority Series 2021A, Rev., 4.00%, 1/1/2042	1,000	1,160

State of New Jersey, COVID-19 Emergency Bonds

GO, 4.00%, 6/1/2031	1,000	1,199

GO, 4.00%, 6/1/2032	2,000	2,420

Tobacco Settlement Financing Corp.

Series A, Rev., 4.00%, 6/1/2037	1,000	1,126

Series A, Rev., 5.00%, 6/1/2046	1,000	1,165

Series A, Rev., 5.25%, 6/1/2046	1,500	1,784

Total New Jersey		32,637

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Mexico — 0.1%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series 2012A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	20	20

Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	435	475

Total New Mexico		495

New York — 8.5%

Buffalo and Erie County Industrial Land Development Corp., D’youville College Project Rev., 4.00%, 11/1/2045	2,300	2,468

City of New York Series 2018E-1, GO, 5.00%, 3/1/2041	225	268

County of Rockland Series B, GO, AGM, 5.00%, 9/1/2027	10	12

County of Suffolk Series 2020B, GO, AGM, 5.00%, 5/15/2030	1,240	1,615

Metropolitan Transportation Authority

Series H, Rev., 5.00%, 11/15/2022 (d)	70	76

Series D, Rev., 5.00%, 11/15/2031	400	469

Metropolitan Transportation Authority, Dedicated Tax Fund

Series 2012A, Rev., 5.00%, 11/15/2026	25	27

Subseries B-3B, Rev., 5.00%, 11/15/2028	25	31

Series 2016B-1, Rev., 5.00%, 11/15/2029	25	30

Series 2017B-1, Rev., 5.00%, 11/15/2035	95	115

Monroe County Industrial Development Corp., True North Rochester Preparatory Charter School Project Series 2020A, Rev., 5.00%, 6/1/2059 (c)	540	615

Monroe County Industrial Development Corp., University of Rochester Project Series 2017C, Rev., 4.00%, 7/1/2033	60	68

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series 2017F-1, Rev., 4.00%, 5/1/2044	375	422

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019

Series 2019C-1, Rev., 5.00%, 11/1/2034	100	126

Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	5,000	6,114

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2018 Series C-3, Rev., 5.00%, 5/1/2039	25	31

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt, Fiscal Year 2020 Series A, Subseries A-2, Rev., 5.00%, 5/1/2035	50	63

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2012 Series 2012EE, Rev., 4.00%, 6/15/2039	35	36

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2019 Subseries 2019FF-2, Rev., 5.00%, 6/15/2038	30	37

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2020

Series 2020AA, Rev., 5.00%, 6/15/2040	55	68

Series 2020BB1, Rev., 5.00%, 6/15/2049	5,000	6,143

New York State Dormitory Authority, Cornell University, Green Bonds Series 2019D, Rev., 5.00%, 7/1/2036	640	926

New York State Dormitory Authority, New York University Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,290

New York State Dormitory Authority, Sales Tax

Series 2017A, Rev., 5.00%, 3/15/2036	100	120

Series 2018A, Rev., 5.00%, 3/15/2037	40	49

New York State Dormitory Authority, School Districts Financing Program

Series 2018A, Rev., 5.00%, 10/1/2031	50	59

Series 2016A, Rev., 5.00%, 10/1/2032	35	42

New York State Dormitory Authority, State Sales Tax Series 2018C, Rev., 5.00%, 3/15/2038	1,250	1,517

New York State Dormitory Authority, State University Dormitory Facilities Series 2015B, Rev., 5.00%, 7/1/2026	15	17

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution Series 2017A, Rev., 5.00%, 6/15/2037	1,750	2,149

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2019A, Rev., 5.00%, 3/15/2039	25	31

Series 2019A, Rev., 5.00%, 3/15/2042	3,500	4,263

New York State Urban Development Corp., State Sales Tax Series 2019A, Rev., 5.00%, 3/15/2041	2,000	2,484

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,649

Rev., AMT, 5.00%, 1/1/2036	1,125	1,319

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Port Authority of New York and New Jersey, Consolidated

Series 188, Rev., AMT, 5.00%, 5/1/2024	50	57

Series 93, Rev., 6.13%, 6/1/2094	7,470	8,508

Springville-Griffith Institute Central School District GO, 3.00%, 6/15/2021	25	25

State of New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	245	260

Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project

Rev., 5.13%, 11/1/2041 (c)	850	847

Rev., 5.38%, 11/1/2054 (c)	750	747

Tompkins County Development Corp., Tax Exempt Ithaca College Project Rev., 5.00%, 7/1/2032	80	97

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	243

GO, AGM, 4.00%, 11/15/2041	205	226

GO, AGM, 4.00%, 11/15/2042	315	345

GO, AGM, 4.00%, 11/15/2043	325	355

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2018B, Rev., 5.00%, 11/15/2031	75	101

Series 2018C, Rev., 5.00%, 11/15/2038	35	43

Series 2018A, Rev., 5.00%, 11/15/2045	105	127

Utility Debt Securitization Authority, Federally Tax-Exempt Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,751

Village of Tuxedo Park, Public Improvement GO, 4.00%, 8/1/2031	45	52

Westchester County Local Development Corp., The Bethel Methodist Home D/B/A, The Knolls Project Rev., 5.13%, 7/1/2055	1,100	1,120

Westchester Tobacco Asset Securitization Corp., Tobacco Settlement Series 2016B, Rev., 5.00%, 6/1/2025	130	153

Total New York		53,806

North Carolina — 2.5%

City of Charlotte, Water and Sewer System Rev., 5.00%, 7/1/2029	10	12

City of Greensboro, Combined Water and Sewer System Rev., 5.00%, 6/1/2027	10	12

City of Raleigh Series A, Rev., 4.00%, 10/1/2022	30	32

City of Winston-Salem Series B, GO, 4.00%, 6/1/2030	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued

County of Burke, Limited Obligation

Rev., 5.00%, 4/1/2025	15	18

Rev., 5.00%, 4/1/2031	25	30

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	885	1,036

Rev., 5.00%, 6/1/2028	805	936

Rev., 5.00%, 6/1/2030	400	460

North Carolina Housing Finance Agency, Homeownership Series A, Rev., AMT, 3.50%, 7/1/2039	175	184

North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (b)	1,095	1,322

North Carolina Turnpike Authority, Monroe Connector System Rev., 5.00%, 7/1/2021	35	35

Raleigh Durham Airport Authority Series 2020A, Rev., AMT, 5.00%, 5/1/2033	1,645	2,109

State of North Carolina Rev., GAN, 5.00%, 3/1/2033	7,735	9,795

Town of Fuquay-Varina Rev., 5.00%, 11/1/2030	10	13

Total North Carolina		16,005

North Dakota — 0.1%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series A, Rev., 4.00%, 7/1/2034	160	168

Series 2016D, Rev., 3.50%, 7/1/2046	320	343

Total North Dakota		511

Ohio — 3.4%

American Municipal Power, Inc., Prairie State Energy Campus Project Series 2019A, Rev., 2.30%, 2/15/2022 (b)	100	101

Athens City School District, School Facilities Construction and Improvement Bonds Series 2019A, GO, 4.00%, 12/1/2040	460	533

Buckeye Tobacco Settlement Financing Authority Series 2020A-2, Class I, Rev., 4.00%, 6/1/2048	3,210	3,586

Butler County Port Authority, Community First Solutions Rev., 4.00%, 5/15/2046	250	278

County of Franklin, Health Care Facilities, Ohio Living Communities Series 2020B, Rev., 5.00%, 7/1/2045	5,565	6,340

County of Hardin, Economic Development Facilities Improvement Bonds, Ohio Northern University Rev., 5.25%, 5/1/2040	1,425	1,502

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	2,045

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group

Series A, Rev., 5.00%, 7/1/2031	115	133

Series 2016A, Rev., 5.00%, 7/1/2032	35	41

Series A, Rev., 5.50%, 7/1/2039	1,000	1,071

Delaware City School District, School Facilities Construction and Improvement Bonds GO, 4.00%, 12/1/2039	160	188

Greenville City School District, School Improvement GO, 5.25%, 1/1/2022 (d)	2,000	2,085

Licking Heights Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2034	10	12

Miami University Rev., 5.00%, 9/1/2029	25	30

Northeast Ohio Medical University

Series 2021A, Rev., 3.00%, 12/1/2040	250	250

Series 2021A, Rev., 4.00%, 12/1/2045	115	125

Ohio Higher Educational Facility Commission, University of Dayton 2020 Project Rev., 5.00%, 2/1/2035	735	926

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	5	5

Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	20	20

State of Ohio, Higher Education

Series B, GO, 5.00%, 8/1/2023	110	117

Series A, GO, 5.00%, 5/1/2033	1,500	1,855

University of Cincinnati, General Receipts Series 2017A, Rev., 5.00%, 6/1/2045	25	30

Total Ohio		21,273

Oklahoma — 0.8%

Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	10

Oklahoma Development Finance Authority, Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	2,000	2,003

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	766

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program Series 2011B, Rev., GNMA COLL, 4.50%, 9/1/2027	10	10

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — continued

Oklahoma Turnpike Authority, Second Senior Series 2017A, Rev., 5.00%, 1/1/2037	1,665	1,946

Total Oklahoma		4,735

Oregon — 0.1%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	371

City of Sheridan GO, 4.00%, 12/1/2027	10	12

State of Oregon, Department of Transportation Highway User Senior Lien Series 2013A, Rev., 5.00%, 11/15/2022	5	6

State of Oregon, Department of Transportation Highway User Subordinate Lien, Tax-Exempt Series 2019A, Rev., 5.00%, 11/15/2042	35	44

Yamhill County School District No. 40 McMinnville GO, 4.00%, 6/15/2037	30	33

Total Oregon		466

Pennsylvania — 9.1%

Abington School District, Limited Tax Series 2017A, GO, 4.00%, 10/1/2037	15	17

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	2,184

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2036	50	55

Rev., 5.00%, 11/1/2037	430	477

Berks County Municipal Authority (The), Tower Health Project Series 2020B-3, Rev., 5.00%, 2/1/2030 (b)	2,000	2,326

Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 4.00%, 7/1/2046 (g)	1,110	1,172

Central Dauphin School District

GO, 4.00%, 8/1/2026 (d)	10	12

GO, 4.00%, 2/1/2030	15	17

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	28

Chester County Industrial Development Authority, Longwood Gardens Project Rev., 4.00%, 12/1/2049	3,345	3,786

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,324

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., AGM, 4.00%, 6/1/2039	9,950	11,250

Commonwealth of Pennsylvania Series A, COP, 4.00%, 7/1/2046	1,200	1,322

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

County of Cambria Series 2020B, GO, AGM, 4.00%, 8/1/2035	700	777

Delaware Valley Regional Finance Authority Series 2021A, Rev., 2.00%, 10/1/2029	1,000	1,035

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,274

Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,822

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	40

Rev., 5.00%, 11/1/2036	510	586

Rev., 5.00%, 11/1/2037	250	287

Mifflinburg Area School District Series 2020A, GO, 4.00%, 6/15/2039	335	376

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Rev., 4.00%, 9/1/2036	1,655	1,902

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	4,183

Series 2018A, Rev., 4.00%, 9/1/2043	3,740	4,135

Montgomery County Industrial Development Authority, Acts Retirement Life Communities, Inc., Obligated Group

Rev., 5.00%, 5/15/2022 (d)	510	540

Series 2020C, Rev., 5.00%, 11/15/2045	1,770	2,110

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Rev., 5.00%, 12/1/2044	350	393

Rev., 5.00%, 12/1/2049	500	560

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2036	100	111

Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Project Rev., 2.80%, 12/1/2021 (b)	2,950	3,007

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 118A, Rev., AMT, 3.50%, 4/1/2040	380	392

Series 122, Rev., AMT, 4.00%, 10/1/2046	300	322

Philadelphia Authority for Industrial Development, MAST Community Charter School II Project Series 2020A, Rev., 5.00%, 8/1/2040	315	369

Pittsburgh Water and Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2032	1,000	1,357

School District of Philadelphia (The) Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,411

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Swarthmore Borough Authority, Swarthmore College

Rev., 5.00%, 9/15/2023	25	28

Series 2016B, Rev., 4.00%, 9/15/2041	15	17

Township of West Bradford

GO, 4.00%, 12/15/2040	600	687

GO, 4.00%, 12/15/2045	1,100	1,244

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	296

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	335	340

Rev., 4.00%, 12/15/2028	1,000	1,092

Rev., 5.00%, 12/15/2038	750	836

West Mifflin School District, Limited Tax GO, 3.00%, 4/1/2038	1,400	1,492

Total Pennsylvania		56,991

Rhode Island — 0.0% (e)

City of Pawtucket Series D, GO, AGM, 5.00%, 7/15/2028	200	253

Rhode Island Health and Educational Building Corp., Public School Financing Program Series A, Rev., AGM, 5.00%, 5/15/2032	25	31

Total Rhode Island		284

South Carolina — 0.9%

City of Greenwood, Combined Public Utility System

Rev., 5.00%, 12/1/2023	220	247

Rev., 5.00%, 12/1/2026	340	417

Rev., 5.00%, 12/1/2028	250	319

Rev., 5.00%, 12/1/2030	675	883

City of North Charleston, Limited Obligation, Tax Increment Pledge 4.00%, 10/1/2040	90	103

Greenwood Metropolitan District Rev., 5.00%, 10/1/2027	10	12

South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	235	252

South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,176

Spartanburg County School District No. 7 Series 2019D, GO, SCSDE, 5.00%, 3/1/2044	1,970	2,425

Total South Carolina		5,834

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

South Dakota — 0.5%

Rapid City Area School District No. 51-4, Limited Tax, Capital Outlay

GO, 4.00%, 8/1/2029	1,165	1,355

GO, 4.00%, 8/1/2030	610	705

GO, 4.00%, 8/1/2031	420	484

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2019A, Rev., 4.00%, 4/1/2036	65	76

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., AMT, 4.00%, 11/1/2029	90	92

Series 2012A, Rev., AMT, 4.50%, 5/1/2031	20	20

Series 2015D, Rev., 4.00%, 11/1/2045	300	319

Total South Dakota		3,051

Tennessee — 4.5%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	217

Series 2018B, GO, 5.00%, 6/1/2027	245	307

Series 2018B, GO, 5.00%, 6/1/2028	260	333

Series 2018B, GO, 5.00%, 6/1/2030	285	358

Series 2018B, GO, 4.00%, 6/1/2031	300	354

Series 2018B, GO, 4.00%, 6/1/2032	310	364

Series 2018B, GO, 4.00%, 6/1/2038	395	454

Series 2018B, GO, 4.00%, 6/1/2039	410	471

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	784

GO, 4.00%, 6/1/2038	720	810

GO, 4.00%, 6/1/2039	750	843

County of Hamilton Series 2018A, GO, 5.00%, 4/1/2028	25	32

County of Williamson

GO, 4.00%, 4/1/2033	1,490	1,784

GO, 4.00%, 4/1/2034	1,485	1,772

County of Wilson

GO, 5.00%, 4/1/2030	3,625	4,693

Series 2017A, GO, 4.00%, 4/1/2039	25	28

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	4,421

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital

Rev., 5.00%, 11/15/2024	800	920

Rev., 4.00%, 11/15/2043	105	116

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Blakeford at Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,346

Metropolitan Government Nashville and Davidson County, Health and Educational Facilities Board, Vanderbilt University Medical Center Series A, Rev., 5.00%, 7/1/2035	100	118

Metropolitan Nashville Airport Authority (The)

Series 2015A, Rev., 5.00%, 7/1/2035	20	23

Series 2019A, Rev., 5.00%, 7/1/2049	1,000	1,232

Metropolitan Nashville Airport Authority (The), Subordinate Airport Series 2019A, Rev., 5.00%, 7/1/2044	1,000	1,240

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2054	1,000	1,005

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (b)	4,000	4,539

Tennessee Housing Development Agency, Homeownership Program Series 1A, Rev., AMT, 4.50%, 1/1/2038	30	31

Tennessee State School Bond Authority, Higher Educational Facility Second Program Series B, Rev., 5.00%, 11/1/2025 (d)	35	42

Total Tennessee		28,637

Texas — 5.1%

Calallen Independent School District, School Building GO, PSF-GTD, 5.00%, 2/15/2028	10	12

City of Abilene, Combination Tax GO, 5.00%, 2/15/2024	10	11

City of Austin, Public Improvement GO, 5.00%, 9/1/2033	2,000	2,583

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	50	58

City of Conroe Series 2018A, GO, 5.00%, 3/1/2032	10	12

City of EI Paso, Combination Tax GO, 4.00%, 8/15/2040	475	518

City of El Paso GO, 4.00%, 8/15/2042	25	28

City of Garland GO, 5.00%, 2/15/2027	10	12

City of Houston, Airport System, Subordinate Lien Series 2012A, Rev., AMT, 5.00%, 7/1/2022 (d)	35	37

City of Houston, Airport System, United Airlines, Inc., Terminal E Project Rev., AMT, 5.00%, 7/1/2029	2,500	2,708

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (d)	2,500	3,698

City of Laredo

GO, 5.00%, 2/15/2027	30	35

GO, 5.00%, 2/15/2032	40	49

City of Lucas, Combination Tax GO, 5.00%, 2/1/2028	170	215

City of Mission, Combination Tax GO, AGM, 5.00%, 2/15/2031	575	704

City of Pearland GO, 4.00%, 3/1/2032	35	41

City of San Antonio, Electric and Gas Systems

Rev., 4.00%, 2/1/2028	45	54

Rev., 5.00%, 2/1/2031	230	277

Rev., 5.00%, 2/1/2032	35	42

City of San Marcos GO, 5.00%, 8/15/2031	25	31

City of Temple, Combination Tax Series 2016A, GO, 5.00%, 8/1/2031	50	59

City of Waxahachie Series A, GO, 5.00%, 8/1/2025	45	54

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	535

Series B, Rev., 5.00%, 8/15/2024	345	390

Series 2016B, Rev., 5.00%, 8/15/2025	460	534

Rev., 6.00%, 8/15/2033	1,250	1,377

Clifton Higher Education Finance Corp., Yes Prep Public Schools, Inc.

Rev., PSF-GTD, 4.00%, 4/1/2035	400	467

Rev., PSF-GTD, 4.00%, 4/1/2036	500	581

County of Harris, Toll Road, Senior Lien Series 2016A, Rev., 5.00%, 8/15/2022	10	11

County of Hidalgo

GO, 5.00%, 8/15/2028	10	12

GO, 4.00%, 8/15/2035	85	97

Series 2018B, GO, 4.00%, 8/15/2038	40	46

County of Victoria, Limited Tax GO, 4.00%, 2/15/2030	15	17

Cypress-Fairbanks Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2022	10	10

Dallas Fort Worth International Airport Series 2013B, Rev., 5.00%, 11/1/2044	25	27

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	557

Ennis Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	30	37

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Galveston County, Unlimited Tax GO, 4.00%, 2/1/2039	10	12

Harris Montgomery Counties Municipal Utility District No. 386 GO, 4.00%, 9/1/2023	15	16

Highland Park Independent School District GO, PSF-GTD, 5.00%, 2/15/2024	30	34

Ingleside Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2028	35	42

Killeen Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2026	25	30

Metropolitan Transit Authority of Harris County, Sales and Use Tax Rev., 5.00%, 11/1/2024 (d)	15	18

Midlothian Independent School District, Unlimited Tax Series 2017A, GO, PSF-GTD, 4.00%, 2/15/2037	25	29

Newark Higher Education Finance Corp., The Hughen Center, Inc. Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2029	120	153

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2031	10	12

North Texas Municipal Water District, Wastewater System Rev., 4.00%, 6/1/2028	15	18

North Texas Tollway Authority System, Second Tier Rev., 4.00%, 1/1/2038	200	225

North Texas Tollway Authority System, Special Projects System Series A, Rev., 6.00%, 9/1/2021 (d)	2,000	2,058

Palestine Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2026	30	36

Pasadena Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2028	15	19

Permanent University Fund—University of Texas System Series A, Rev., 5.00%, 7/1/2031	210	244

Plano Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2026	40	49

Red Oak Independent School District GO, PSF-GTD, 5.00%, 8/15/2030	20	24

Round Rock Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 8/1/2032	170	197

San Antonio Water System, Junior Lien Series 2017A, Rev., 4.00%, 5/15/2034	60	69

Socorro Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 2/15/2026	45	54

Stafford Municipal School District, School Building, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2029	35	45

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center Rev., 5.50%, 9/1/2023 (d)	2,300	2,594

Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility, MRC Stevenson Oaks Project Series 2020A, Rev., 6.75%, 11/15/2051	3,000	3,335

Texas Department of Housing and Community Affairs, Residential Mortgage Series 2011B, Rev., GNMA COLL, 4.25%, 1/1/2034	60	60

Texas Public Finance Authority Rev., 4.00%, 2/1/2035	2,315	2,736

Texas Water Development Board, Water Implementation Fund

Series B, Rev., 5.00%, 4/15/2026	25	30

Series 2019A, Rev., 4.00%, 10/15/2037	500	598

Series 2019A, Rev., 4.00%, 10/15/2044	2,100	2,451

Texas Woman’s University, Financing System Rev., 4.00%, 7/1/2030	10	11

West Harris County Regional Water Authority Rev., 4.00%, 12/15/2045	1,000	1,155

Total Texas		32,290

Utah — 0.5%

City of Lehi, Sales Tax Rev., 4.00%, 6/1/2039	480	547

City of Provo GO, 5.00%, 1/1/2032	10	13

City of South Jordan, Sales Tax Rev., 5.00%, 8/15/2038	25	32

Salt Lake City Corp., International Airport Series 2017B, Rev., 5.00%, 7/1/2042	260	308

Tooele County Municipal Building Authority, Cross-Over Lease Rev., 4.00%, 12/15/2042	25	27

University of Utah (The) Series 2018A, Rev., 5.00%, 8/1/2044	60	73

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Rev., 4.00%, 10/15/2035	400	458

Rev., 4.00%, 10/15/2036	400	457

Rev., 4.00%, 10/15/2038	500	566

Rev., 4.00%, 10/15/2041	350	392

Total Utah		2,873

Vermont — 0.8%

City of Burlington, Public Improvement

Series 2019A, GO, 4.00%, 11/1/2037	500	575

Series 2019A, GO, 4.00%, 11/1/2039	435	498

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Vermont — continued

Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 8/1/2021 (d)	15	15

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2021 (d)	15	16

Series A, Rev., AMT, 4.00%, 11/1/2046	195	209

Vermont Municipal Bond Bank Series 1, Rev., 5.00%, 12/1/2034	30	37

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	766

Series 2018A, Rev., AMT, 3.63%, 6/15/2029	760	800

Series A, Rev., AMT, 3.75%, 6/15/2030	1,065	1,120

Series A, Rev., AMT, 4.00%, 6/15/2031	375	397

Series A, Rev., AMT, 4.00%, 6/15/2032	150	158

Series A, Rev., AMT, 4.00%, 6/15/2033	195	205

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	150	157

Total Vermont		4,953

Virginia — 0.9%

Capital Region Airport Commission, Richmond International Airport

Series 2016A, Rev., 4.00%, 7/1/2035	350	383

Series 2016A, Rev., 4.00%, 7/1/2036	320	350

City of Portsmouth, Tax Exempt Series 2015A, GO, 5.00%, 8/1/2025	20	24

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	6

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,881

Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series 2017E, Rev., 5.00%, 2/1/2029	10	13

Virginia Resources Authority, Infrastructure Moral Obligation, Pooled Financing Program

Series B, Rev., 5.00%, 11/1/2021 (d)	150	155

Series 2011B, Rev., 5.00%, 11/1/2023	15	15

Series B, Rev., 5.00%, 11/1/2026	5	5

Virginia Resources Authority, Infrastructure Pooled Financing Program Series 2017B, Rev., 5.00%, 11/1/2028	10	13

Total Virginia		5,845

Washington — 1.3%

Chelan County Public Utility District No.1 Series 2011A, Rev., AMT, 5.50%, 7/1/2026	350	356

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

City of Lynnwood, Utility System Rev., 5.00%, 12/1/2028	25	32

County of King, Sewer

Series 2102C, Rev., 5.00%, 1/1/2023	40	42

Series 2018B, Rev., 5.00%, 7/1/2031	10	13

Energy Northwest, Bonneville Power Administrator Series C, Rev., 5.00%, 7/1/2023	25	27

King County School District No. 414 Lake Washington GO, 5.00%, 12/1/2028	15	19

Pierce and Lewis Counties School District No. 404 GO, 4.00%, 12/1/2025	5	6

Pierce County, White River School District No. 416, Unlimited Tax GO, 4.00%, 12/1/2030	10	11

Washington Health Care Facilities Authority, Commonspirit Health Series A-1, Rev., 5.00%, 8/1/2031	1,000	1,262

Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Rev., 4.00%, 9/1/2045	2,500	2,841

Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	85	86

Washington State Housing Finance Commission, Rockwood Retirement Communities Project Series 2020A, Rev., 5.00%, 1/1/2041 (c)	2,000	2,096

Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	195	204

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022 (d)	1,365	1,431

Total Washington		8,426

West Virginia — 0.2%

West Virginia Hospital Finance Authority, United Health System Series A, Rev., 4.00%, 6/1/2051	1,000	1,090

Wisconsin — 2.9%

Public Finance Authority, Blue Ridge Healthcare Facilities Series 2020A, Rev., 3.00%, 1/1/2050	1,000	1,019

Public Finance Authority, ENO River Academy Project Series 2020A, Rev., 5.00%, 6/15/2054 (c)	690	757

Public Finance Authority, KU Campus Development Corp. — Central District Development Project Rev., 5.00%, 3/1/2027	280	333

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Public Finance Authority, Presbyterian Villages of Michigan Obligated Group Rev., 4.75%, 11/15/2053 (c)	2,740	2,759

Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 5.00%, 1/1/2040	3,000	3,522

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018A, Rev., 5.00%, 8/15/2033	55	67

Wisconsin Health and Educational Facilities Authority, Beloit Health System, Inc. Rev., 4.00%, 7/1/2046	15	16

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	5,335

Wisconsin Health and Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	174

Series A, Rev., 5.00%, 7/1/2044	210	240

Series A, Rev., 5.00%, 7/1/2049	750	854

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc., Project Series 2018A, Rev., 5.00%, 9/15/2040	665	697

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 4.00%, 12/15/2039	500	531

Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Rev., 4.00%, 8/15/2046 (g)	1,350	1,493

Wisconsin Housing and Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	680	739

Total Wisconsin		18,536

Total Municipal Bonds (Cost $556,351)		593,433

	SHARES (000)
Short-Term Investments — 5.1%

Investment Companies — 5.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (h) (i) (Cost $32,162)	32,148	32,164

Total Investments — 99.4% (Cost $588,513)		625,597
Other Assets Less Liabilities — 0.6%		3,583

NET ASSETS — 100.0%		629,180

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured

Rev.	Revenue
SCSDE	South Carolina School District Enhancement

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Amount rounds to less than one thousand.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2021.

Futures contracts outstanding as of February 28, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(45)	06/2021	USD	(5,991)	53

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.7% (a)

Alabama — 0.8%

Birmingham Airport Authority

Rev., 5.00%, 7/1/2023	125	138

Rev., 5.00%, 7/1/2024	150	172

Rev., 5.00%, 7/1/2025	250	294

Rev., 5.00%, 7/1/2026	225	272

Black Belt Energy Gas District, Gas Prepay

Series 2018B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 0.65%, 12/1/2023 (b)	30,000	30,028

Series 2018A, Rev., 4.00%, 12/1/2023 (c)	1,400	1,520

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	11,850	11,940

City of Centre, Warrants

GO, 3.00%, 9/1/2021	100	101

GO, 3.00%, 9/1/2022	110	115

GO, 4.00%, 9/1/2023	215	233

City of Hamilton, Warrants

GO, 3.00%, 8/1/2021	365	369

GO, 2.00%, 8/1/2022	370	379

GO, 5.00%, 8/1/2023	240	266

City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co., Barry Plant Project Series 2007A, Rev., 1.00%, 6/26/2025 (c)	4,750	4,797

Prattville Industrial Development Board, International Paper Co. Project

Series 2019B, Rev., 2.00%, 10/1/2024 (c)	450	469

Series 2019C, Rev., 2.00%, 10/1/2024 (c)	430	448

Selma Industrial Development Board, International Paper Co. Project Series 2020A, Rev., 1.37%, 6/16/2025 (c)	2,670	2,724

State of Alabama Series 2013A, GO, 4.00%, 8/1/2023	1,250	1,360

University of West Alabama, General Fee

Rev., AGM, 4.00%, 1/1/2022	150	154

Rev., AGM, 4.00%, 1/1/2023	120	127

Rev., AGM, 4.00%, 1/1/2024	125	137

Rev., AGM, 4.00%, 1/1/2025	150	167

Total Alabama		56,210

Alaska — 0.9%

Alaska Municipal Bond Bank Authority

Series 2019 1, Rev., 5.00%, 5/1/2021	215	217

Series 1, Rev., 5.00%, 12/1/2021	450	465

Series 2019 1, Rev., 5.00%, 5/1/2022	200	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Alaska — continued

Series 1, Rev., 5.00%, 12/1/2022	500	540

Series 1, Rev., 5.00%, 12/1/2023	960	1,074

Series 1, Rev., 5.00%, 12/1/2024	870	1,006

Series 1, Rev., 5.00%, 12/1/2025	750	891

Series 1, Rev., 5.00%, 12/1/2026	675	821

City of Valdez, Exxon Pipeline Co. Project

Series 1993-A, Rev., VRDO, 0.01%, 3/1/2021 (c)	10,580	10,580

Series 1993-B, Rev., VRDO, 0.01%, 3/1/2021 (c)	6,840	6,840

City of Valdez, Phillips Trans Alaska Project Rev., VRDO, 0.05%, 3/9/2021 (c)	35,300	35,300

State of Alaska Series 2020A, GO, 5.00%, 8/1/2026	3,585	4,397

Total Alaska		62,342

Arizona — 0.7%

Arizona Health Facilities Authority, Common Spirit Health Series B-1, Rev., 5.25%, 3/1/2021 (d)	10,000	10,000

Arizona Industrial Development Authority, Phoenix Children’s Hospital Series 2020A, Rev., 5.00%, 2/1/2026	130	157

Arizona State University Series 2008A, Rev., VRDO, 0.02%, 3/9/2021 (c)	3,150	3,150

City of Tucson Series 2018-A, GO, 5.00%, 7/1/2026	325	399

Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	150

Series 2018A, Rev., 5.00%, 7/1/2024	200	220

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center

Rev., 5.00%, 8/1/2021	225	229

Rev., 5.00%, 8/1/2022	380	405

Rev., 5.00%, 8/1/2023	325	359

Maricopa County Industrial Development Authority, HonorHealth

Series 2021A, Rev., 5.00%, 9/1/2024	175	203

Series 2021A, Rev., 5.00%, 9/1/2025	725	866

Series 2021A, Rev., 5.00%, 9/1/2026	700	860

Maricopa County Pollution Control Corp., Public Service Co. of New Mexico Palo Verde Project Series 2010A, Rev., VRDO, 0.11%, 3/9/2021 (c)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Arizona — continued

Maricopa County School District No. 24 Gila Bend

GO, AGM, 3.00%, 7/1/2021	575	580

GO, AGM, 4.00%, 7/1/2022	300	315

GO, AGM, 5.00%, 7/1/2023	700	774

Maricopa County School District No. 66, Roosevelt Elementary GO, 5.00%, 7/1/2021	1,520	1,543

Maricopa County School District No. 66, Roosevelt Elementary, School Improvement, Project of 2017 Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,168

Maricopa County Unified School District No. 95, Queen Creek, School Improvement GO, 3.00%, 7/1/2024	525	566

Salt River Project Agricultural Improvement and Power District, Arizona Salt River Project Series 2015-XF2192, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.06%, 3/9/2021 (c) (e)	7,845	7,845

Total Arizona		44,789

Arkansas — 0.1%

Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	501

Arkansas Development Finance Authority, Department of Community Correction Project

Rev., 5.00%, 11/1/2021	310	319

Rev., 5.00%, 11/1/2022	410	442

City of Centerton, Green Bond Rev., 3.00%, 12/1/2021	125	127

City of Heber Springs, Water and Sewer, Green Bond

Rev., 3.00%, 11/1/2021	50	51

Rev., 3.00%, 11/1/2023	100	106

County of Sharp, Sales and Use Tax

Rev., 5.00%, 3/1/2021	270	270

Rev., 5.00%, 3/1/2022	495	519

Rev., 5.00%, 3/1/2023	540	585

University of Arkansas, Various Facility, Fayetteville Campus Series 2018A, Rev., 5.00%, 11/1/2021	330	341

University of Central Arkansas, Student Fee

Series 2020A, Rev., 5.00%, 11/1/2021	150	155

Series 2020A, Rev., 5.00%, 11/1/2022	200	215

Series 2020A, Rev., 5.00%, 11/1/2023	205	229

Series 2020A, Rev., 5.00%, 11/1/2024	160	184

Series 2020A, Rev., 5.00%, 11/1/2025	230	273

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arkansas — continued

Series 2020A, Rev., 5.00%, 11/1/2026	220	268

Series 2020A, Rev., 5.00%, 11/1/2027	200	250

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2021	75	76

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	89

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	143

Total Arkansas		5,143

California — 2.0%

Bay Area Toll Authority, Toll Bridge Series 2007G-1, Rev., VRDO, LOC: Bank of America NA, 0.01%, 3/9/2021 (c)	1,200	1,200

California Educational Facilities Authority, University of Southern California Series 2015A, Rev., 5.00%, 10/1/2025 (d)	250	301

California Enterprise Development Authority, Riverside County, Library Facility

Rev., 4.00%, 11/1/2022	100	106

Rev., 4.00%, 11/1/2023	200	219

California Health Facilities Financing Authority, Adventist Health System Series 2011A, Rev., 3.00%, 3/1/2024 (c)	1,615	1,704

California Infrastructure and Economic Development Bank, Brightline West Passenger Rail Project Rev., AMT, 0.45%, 7/1/2021 (c) (e)	30,000	30,002

California Infrastructure and Economic Development Bank, California Academy of Sciences Series 2018D, Rev., (ICE LIBOR USD 1 Month + 0.38%), 0.46%, 8/1/2021 (b)	17,010	17,009

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust Series 2013A-2, Rev., (ICE LIBOR USD 1 Month + 0.33%), 0.41%, 4/1/2022 (b)	6,750	6,757

California Municipal Finance Authority, California Lutheran University Rev., 5.00%, 10/1/2021	250	256

California Municipal Finance Authority, Hollywood El Centro Apartments Series 2019A, Rev., 1.40%, 5/1/2021 (c)	1,750	1,753

California Municipal Finance Authority, San Antonio Gardens Project

Rev., 4.00%, 11/15/2021	270	274

Rev., 4.00%, 11/15/2022	280	291

Rev., 4.00%, 11/15/2023	290	307

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

California Municipal Finance Authority, UCR North District, Phase 1 Student Housing Project

Rev., 5.00%, 5/15/2023	360	394

Rev., 5.00%, 5/15/2024	300	340

Rev., 5.00%, 5/15/2025	425	496

Rev., 5.00%, 5/15/2026	500	599

Rev., 5.00%, 5/15/2027	725	891

California Pollution Control Financing Authority, American Water Capital Corp. Project Rev., 0.60%, 9/1/2023 (c)	1,850	1,845

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2021 (e)	50	51

Series 2018A, Rev., 5.00%, 8/1/2022 (e)	85	89

California School Finance Authority, Kipp Socal Projects

Series 2019A, Rev., 5.00%, 7/1/2022 (e)	100	105

Series 2019A, Rev., 5.00%, 7/1/2023 (e)	100	110

California Statewide Communities Development Authority, Washington Court Apartments Series 2021E, Rev., 0.22%, 8/1/2022 (c)	7,000	7,008

Chula Vista Elementary School District Rev., BAN, Zero Coupon, 8/1/2023	5,500	5,452

City of Tulare, Sewer Series 2020A, Rev., 4.00%, 11/15/2021	110	113

Golden Empire Schools Financing Authority, Kern High School District Rev., 5.00%, 5/1/2021	100	101

Irvine Ranch Water District

Series 2011A-1, (SIFMA Municipal Swap Index Yield + 0.03%), 0.06%, 3/2/2022 (b)	10,000	10,000

Series 2011A-2, VRDO, 0.06%, 3/2/2022 (c)	7,100	7,100

Metropolitan Water District of Southern California, Waterworks Series 2018A-1, Rev., VRDO, LIQ: TD Bank NA, 0.02%, 3/1/2021 (c)	5,500	5,500

Mount San Antonio Community College District GO, BAN, Zero Coupon, 4/1/2022 (d)	250	250

Port of Oakland, Intermediate Lien

Rev., AMT, 5.00%, 5/1/2022	2,750	2,892

Rev., AMT, 5.00%, 5/1/2023	3,500	3,828

Riverside County Asset Leasing Corp., Southwest Justice Center Series 2008A, Rev., VRDO, AGC, LOC: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	2,580	2,580

Sacramento City Unified School District, Election of 2012 Series 2019D, GO, 4.00%, 8/1/2021	4,475	4,544

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

San Diego County Regional Transportation Commission, Sales Tax Series 2018A, Rev., 4.00%, 4/1/2021 (d)	790	792

San Diego Housing Authority, Multi-Family Housing, Hillside Views Apartments Series 2018G-1, Rev., 0.22%, 6/1/2021 (c)	6,750	6,751

Santa Clara County Financing Authority, El Camino Hospital Series 2009A, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.02%, 3/9/2021 (c)	6,605	6,605

South Bay Union School District, San Diego County GO, BAN, Zero Coupon, 8/1/2022	2,000	1,985

State of California Series B4, GO, VRDO, LOC: Citibank NA, 0.01%, 3/9/2021 (c)	1,970	1,970

Stockton Public Financing Authority

Series 2018A, Rev., 5.00%, 10/1/2021	450	462

Rev., 5.00%, 3/1/2023	360	389

Rev., 5.00%, 3/1/2025	570	651

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LOC: Barclays Bank plc, 0.21%, 3/9/2021 (c) (e)	5,230	5,230

Total California		139,302

Colorado — 2.4%

550 Acoma, Inc., Denver Health and Hospital Authority Project

COP, 5.00%, 12/1/2021	220	227

COP, 5.00%, 12/1/2022	295	317

Arapahoe County School District No. 5 Cherry Creek

GO, 5.00%, 12/15/2025	9,930	12,023

GO, 5.00%, 12/15/2026	5,655	7,049

GO, 5.00%, 12/15/2028	6,460	8,460

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.00%, 12/1/2021	2,585	2,679

Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,485

City of Aurora, First Lien Water, Green Bonds Rev., 5.00%, 8/1/2023	2,355	2,620

City of Colorado Springs

COP, 5.00%, 12/1/2021	145	150

COP, 5.00%, 12/1/2022	155	168

COP, 5.00%, 12/1/2023	100	112

City of Colorado Springs, Utilities System Improvement

Series 2007A, Rev., VRDO, LIQ: TD Bank NA, 0.02%, 3/9/2021 (c)	4,825	4,825

Series 2012A, Rev., VRDO, LIQ: U.S. Bank NA, 0.02%, 3/9/2021 (c)	3,410	3,410

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — continued

City of Grand Junction Rev., 5.00%, 3/1/2021 (d)	35	35

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021 (d)	395	399

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,515	1,574

Colorado State Education Loan Program Series 2020A, Rev., TRAN, 3.00%, 6/29/2021	25,000	25,237

E-470 Public Highway Authority, Senior Libor Index Series 2019A, Rev., (ICE LIBOR USD 1 Month + 0.42%), 0.50%, 9/1/2021 (b)	8,000	8,000

Regional Transportation District, Denver Transit Partners

Rev., 3.00%, 7/15/2023	50	53

Rev., 5.00%, 1/15/2024	200	223

Rev., 5.00%, 7/15/2024	150	170

Rev., 5.00%, 1/15/2025	165	190

Rev., 5.00%, 7/15/2025	200	233

Rev., 3.00%, 1/15/2026	110	119

Rev., 5.00%, 7/15/2026	225	269

State of Colorado

Rev., TRAN, 4.00%, 6/25/2021	23,000	23,283

Series 2020A, COP, 5.00%, 12/15/2023	2,500	2,816

Series 2020A, COP, 5.00%, 12/15/2024	2,085	2,430

University of Colorado Hospital Authority Series 2019A, Rev., VRDO, 0.03%, 3/9/2021 (c)	20,000	20,000

University of Colorado Hospital Authority, Health System Series 2018 B, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	2,300	2,300

University of Colorado, Enterprise System

Series 2020A-2, Rev., VRDO, LIQ: TD Bank NA, 0.01%, 3/1/2021 (c)	5,380	5,380

Series 2020A-1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	24,000	24,000

Total Colorado		160,236

Connecticut — 1.7%

City of Derby

Series A, GO, 5.00%, 8/1/2021	220	224

Series A, GO, 5.00%, 8/1/2022	75	80

Series A, GO, 5.00%, 8/1/2023	150	166

Series A, GO, 5.00%, 8/1/2024	85	98

City of Milford GO, BAN, 2.00%, 11/2/2021	20,485	20,744

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — continued

City of New Britain

GO, 5.00%, 9/1/2022 (d)	50	53

GO, 5.00%, 9/1/2023 (d)	110	123

City of New Haven

Series 2019A, GO, 5.00%, 8/1/2021	1,300	1,321

Series 2019B, GO, 5.00%, 2/1/2022	700	724

Series 2019A, GO, 5.00%, 8/1/2022	1,000	1,054

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Rev., 0.38%, 11/15/2021 (c)	21,500	21,509

Series E, Subseries E-3, Rev., 1.63%, 11/15/2022 (c)	1,750	1,751

Connecticut State Health & Educational Facilities Authority, Covenant Home, Inc. Series 2018B, Rev., 5.00%, 12/1/2021	1,000	1,033

Connecticut State Health & Educational Facilities Authority, Hartford Healthcare Series 2020B-1, Rev., 5.00%, 1/1/2025 (c)	8,500	9,864

Connecticut State Health & Educational Facilities Authority, Stamford Hospital

Series L-1, Rev., 3.00%, 7/1/2021 (f)	585	589

Series L-1, Rev., 4.00%, 7/1/2022 (f)	500	522

Series L-1, Rev., 4.00%, 7/1/2023 (f)	275	296

Series L-1, Rev., 4.00%, 7/1/2024 (f)	300	332

Series L-1, Rev., 4.00%, 7/1/2025 (f)	300	339

Series L-1, Rev., 4.00%, 7/1/2026 (f)	350	403

Series L-1, Rev., 4.00%, 7/1/2027 (f)	350	410

Connecticut State Health & Educational Facilities Authority, University of New Haven

Series K-1, Rev., 5.00%, 7/1/2021	665	673

Series K-1, Rev., 5.00%, 7/1/2022	675	709

Connecticut State Health & Educational Facilities Authority, Wesleyan University Series H, Rev., VRDO, 0.01%, 3/9/2021 (c)	2,500	2,500

New Canaan Housing Authority, Multi-Family Housing, Parish Project Rev., 0.44%, 3/1/2023 (c)	12,475	12,484

State of Connecticut

Series 2020C, GO, 3.00%, 6/1/2021	1,150	1,158

Series G, GO, 5.00%, 11/1/2021	200	207

Series 2020C, GO, 3.00%, 6/1/2022	1,000	1,035

Series 2020C, GO, 3.00%, 6/1/2023	600	635

Series 2020C, GO, 4.00%, 6/1/2023	400	433

Series 2020C, GO, 3.00%, 6/1/2024	1,065	1,150

Series 2020C, GO, 4.00%, 6/1/2024	500	556

Series 2020C, GO, 2.00%, 6/1/2025	3,350	3,533

Series 2020C, GO, 4.00%, 6/1/2025	850	968

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — continued

State of Connecticut, Health and Educational Facility Authority, The Hotchkiss School Series 2000A, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	23,140	23,140

Town of South Windsor GO, BAN, 1.50%, 2/11/2022	3,000	3,037

Total Connecticut		113,853

Delaware — 0.2%

Delaware Economic Development Authority, Delmarva Power and Light Co. Project Series 2020A, Rev., 1.05%, 7/1/2025 (c)	6,000	6,082

Delaware Municipal Electric Corp. (The), Middletown and Seaford Project

Series 2019A, Rev., 5.00%, 10/1/2021	145	149

Series 2019A, Rev., 5.00%, 10/1/2022	150	161

Series 2019A, Rev., 5.00%, 10/1/2023	220	244

University of Delaware

Series 2004B, Rev., VRDO, LIQ: Bank of America NA, 0.03%, 3/1/2021 (c)	7,835	7,835

Total Delaware		14,471

District of Columbia — 0.6%

District of Columbia, Carnegie Endowment for International Peace Rev., VRDO, LOC: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	375	375

District of Columbia, Gallaudet University Project Rev., 5.00%, 4/1/2026	100	121

District of Columbia, Georgetown University Issue

Series 2007B-2, Rev., VRDO, LOC: Bank of America NA, 0.02%, 3/9/2021 (c)	9,580	9,580

Series 2017 B-1, Rev., VRDO, LOC: Bank of America NA, 0.02%, 3/9/2021 (c)	1,190	1,190

District of Columbia, International School Rev., 5.00%, 7/1/2022	500	519

District of Columbia, Kipp DC Project Rev., 5.00%, 7/1/2023	100	109

District of Columbia, Medlantic/Helix Issue, Tranche II

Series 111-A, Rev., VRDO, LOC: PNC Bank NA, 0.03%, 3/9/2021 (c)	5,400	5,400

Series 1998A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	2,785	2,785

Metropolitan Washington Airports Authority Subseries C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.02%, 3/9/2021 (c)	19,120	19,120

Total District of Columbia		39,199

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — 2.2%

City of Fort Myers, Subordinate Utility System

Series 2020B, Rev., AGM, 5.00%, 10/1/2021	2,000	2,054

Series 2020B, Rev., AGM, 5.00%, 10/1/2022	2,000	2,146

Series 2020B, Rev., AGM, 5.00%, 10/1/2023	2,125	2,370

Series 2020B, Rev., AGM, 5.00%, 10/1/2024	2,355	2,720

Series 2020B, Rev., AGM, 5.00%, 10/1/2025	5,100	6,081

Series 2020B, Rev., AGM, 5.00%, 10/1/2026	2,225	2,729

City of Gainesville, Utilities System Series B, Rev., VRDO, LIQ: Barclays Bank plc, 0.03%, 3/9/2021 (c)	10,200	10,200

City of Tallahassee, Utility System

Rev., 5.00%, 10/1/2023	2,430	2,723

Rev., 5.00%, 10/1/2024	2,550	2,965

County of Escambia, International Paper Co. Project, Environmental Improvement Series 2019B, Rev., 2.00%, 10/1/2024 (c)	775	807

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	30	31

County of Miami-Dade, Aviation

Series 2020A, Rev., 5.00%, 10/1/2023	2,500	2,794

Series 2020A, Rev., 5.00%, 10/1/2024	2,400	2,784

Series 2020A, Rev., 5.00%, 10/1/2025	1,375	1,641

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: PNC Bank NA, 0.03%, 3/9/2021 (c)	2,400	2,400

County of Miami-Dade, Stormwater Project Rev., 5.00%, 4/1/2026	2,000	2,437

Escambia County School Board Series 2020A, COP, 5.00%, 2/1/2026	1,895	2,270

Florida Governmental Utility Authority Rev., AGM, 5.00%, 7/1/2025 (d)	200	238

Florida Higher Educational Facilities Financial Authority, Florida Institute of Technology Rev., 5.00%, 10/1/2021	115	118

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 4.00%, 3/1/2021	60	60

Rev., 4.00%, 3/1/2022	55	56

Rev., 5.00%, 3/1/2023	185	198

Rev., 5.00%, 3/1/2024	110	121

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

Florida Higher Educational Facilities Financial Authority, St. Leo University Project

Rev., 5.00%, 3/1/2021	350	350

Rev., 5.00%, 3/1/2022	355	367

Rev., 5.00%, 3/1/2023	410	436

Highlands County Health Facilities Authority, Adventist Health System Series 2012I, Rev., VRDO, 0.02%, 3/9/2021 (c)	12,945	12,945

JEA Water and Sewer System

Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.04%, 3/9/2021 (c)	38,670	38,670

Series Sub Series B-1, Rev., VRDO, LIQ: State Street Bank & Trust, 0.04%, 3/9/2021 (c)	9,980	9,980

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2022	750	788

Series 2019A-1, Rev., 5.00%, 4/1/2023	400	437

Series 2019A-1, Rev., 5.00%, 4/1/2024	575	650

Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 0.03%, 3/9/2021 (c)	775	775

Orlando Utilities Commission Series B, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	22,400	22,400

State of Florida Department of Transportation, Federal Highway Reimbursement Series 2021A, Rev., 5.00%, 7/1/2024 (f)	8,030	9,181

Village Community Development District No. 13 Special Assessment Rev., 2.63%, 5/1/2024	500	509

West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area

Rev., 5.00%, 3/1/2023	1,335	1,458

Rev., 5.00%, 3/1/2024	1,160	1,312

Total Florida		150,201

Georgia — 0.9%

City of Atlanta, Department of Aviation

Series 2020A, Rev., 5.00%, 7/1/2024	2,000	2,303

Series 2020B, Rev., AMT, 5.00%, 7/1/2024	1,170	1,338

Series 2020A, Rev., 5.00%, 7/1/2025	3,555	4,228

Series 2020B, Rev., AMT, 5.00%, 7/1/2025	1,800	2,122

Series 2020A, Rev., 5.00%, 7/1/2026	4,000	4,897

Series 2020B, Rev., AMT, 5.00%, 7/1/2026	2,000	2,422

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30	31

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Rev., 5.00%, 7/1/2021	370	376

Rev., 5.00%, 7/1/2022	300	318

Georgia State Road and Tollway Authority

Rev., 5.00%, 6/1/2021	2,500	2,530

Rev., 5.00%, 6/1/2022	5,000	5,301

Rev., 5.00%, 6/1/2023	4,000	4,421

Metropolitan Atlanta Rapid Transit Authority, Sales Tax Series A, Rev., 3.75%, 7/1/2021	5,585	5,651

Municipal Electric Authority of Georgia, Project One Series 2008-B, Rev., VRDO, LOC: PNC Bank NA, 0.06%, 3/9/2021 (c)	4,255	4,255

Paulding County School District, Sales Tax GO, 3.00%, 8/1/2022	1,500	1,559

Private Colleges and Universities Authority, Emory University Series 2020B, Rev., 5.00%, 9/1/2025	13,345	15,917

Richmond County Hospital Authority, University Health Services, Inc., Project Rev., 5.00%, 1/1/2022	100	104

Savannah Economic Development Authority, International Paper Co. Project Series 2019A, Rev., 2.00%, 10/1/2024 (c)	1,675	1,745

Total Georgia		59,518

Idaho — 0.0% (g)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2021	25	25

University of Idaho

Series 2020A, Rev., 5.00%, 4/1/2021	390	391

Series 2020A, Rev., 5.00%, 4/1/2022	165	174

Series 2020A, Rev., 5.00%, 4/1/2023	355	389

Series 2020A, Rev., 5.00%, 4/1/2024	315	359

Series 2020A, Rev., 5.00%, 4/1/2025	330	388

Total Idaho		1,726

Illinois — 3.6%

Carol Stream Park District

Series 2020C, GO, 4.00%, 11/1/2024	210	234

Series 2020C, GO, 4.00%, 11/1/2025	405	460

Series 2020C, GO, 4.00%, 11/1/2026	535	618

Champaign Coles Et Al Counties Community College District No. 505

Series 2018B, GO, 4.00%, 12/1/2021	2,500	2,571

Series 2018C, GO, 4.00%, 12/1/2021	465	478

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Champaign County Community Unit School District No. 4 Champaign, Capital Appreciation

Series 2020A, GO, Zero Coupon, 1/1/2022	200	199

Series 2020A, GO, Zero Coupon, 1/1/2023	200	198

Series 2020A, GO, Zero Coupon, 1/1/2024	385	377

Chicago Midway International Airport, Second Lien Series 2014B, Rev., 5.00%, 1/1/2023	150	163

Chicago O’Hare International Airport, General Airport, Senior Lien

Series 2020B, Rev., 5.00%, 1/1/2024	500	563

Series 2020B, Rev., 5.00%, 1/1/2026	1,250	1,495

Chicago Park District, Unlimited Tax, Personal Property Replacement Tax Alternate Series 2011C, GO, 5.00%, 1/1/2022	175	180

Chicago Park District, Unlimited Tax, Special Recreation Activity Series 2018E, GO, 5.00%, 11/15/2021	300	308

Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	273

City of Aurora

Series 2019A, GO, 4.00%, 12/30/2021	470	485

Series 2019A, GO, 4.00%, 12/30/2022	1,525	1,629

Series 2019A, GO, 4.00%, 12/30/2023	1,595	1,746

Series 2019A, GO, 4.00%, 12/30/2024	1,655	1,855

City of Danville

GO, 2.00%, 12/1/2021	255	258

GO, 3.00%, 12/1/2022	140	145

GO, 4.00%, 12/1/2023	145	157

City of Elgin

Series 2020A, GO, 2.00%, 12/15/2021	230	233

Series 2020A, GO, 3.00%, 12/15/2022	1,480	1,549

Series 2020A, GO, 3.00%, 12/15/2023	1,025	1,092

City of Rock Island

Series A, GO, AGM, 3.00%, 12/1/2021	130	132

Series B, GO, AGM, 3.00%, 12/1/2021	200	204

City of Rockford, Sales Tax

Series 2019A, GO, AGM, 4.00%, 12/15/2021	130	134

Series 2019A, GO, AGM, 4.00%, 12/15/2022	135	143

Series 2019A, GO, AGM, 4.00%, 12/15/2023	140	152

City of Waukegan Series A, GO, AGM, 4.00%, 12/30/2023	525	571

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Clay Wayne and Marion Counties Community Unit School District No. 35

GO, AGM, 5.00%, 12/1/2021	205	212

GO, AGM, 5.00%, 12/1/2022	165	177

GO, AGM, 5.00%, 12/1/2023	175	195

Cook County Community College District No. 508, Unlimited Tax GO, 5.25%, 12/1/2029	250	276

Cook County Community Consolidated School District No. 146, Tinley Park, Limited Tax GO, 4.00%, 12/1/2021	200	206

Cook County Community Consolidated School District No. 34, Glenview, Limited Tax

GO, 4.00%, 12/1/2021	175	180

GO, 4.00%, 12/1/2022	150	160

GO, 4.00%, 12/1/2023	150	164

Cook County Community School District No. 97, Oak Park

GO, 4.00%, 1/1/2022	400	412

GO, 4.00%, 1/1/2023	300	320

GO, 4.00%, 1/1/2024	275	302

Cook County Community Unit School District No. 401, Elmwood Park GO, 4.00%, 12/1/2023	3,440	3,538

Cook County High School District No. 207 Maine Township

Series 2019A, GO, 4.00%, 12/1/2021	8,330	8,563

Series 2019B, GO, 3.50%, 12/1/2022	325	343

Cook County School District No. 100, South Berwyn

Series 2019A, GO, 4.00%, 12/1/2021	100	103

Series 2019C, GO, 4.00%, 12/1/2021	165	169

Series 2019A, GO, 4.00%, 12/1/2022	235	248

Series 2019C, GO, 4.00%, 12/1/2022	605	640

Series 2019A, GO, 5.00%, 12/1/2023	345	383

Series 2019C, GO, 5.00%, 12/1/2023	660	733

Cook County School District No. 102, La Grange, Limited Tax

GO, AGM, 4.00%, 12/15/2021	840	864

GO, AGM, 4.00%, 12/15/2022	825	877

GO, AGM, 4.00%, 12/15/2023	825	903

GO, AGM, 4.00%, 12/15/2024	930	1,044

GO, AGM, 4.00%, 12/15/2025	985	1,130

Cook County School District No. 109, Indian Springs, Limited Tax

Series 2020A, GO, 4.00%, 12/1/2023	125	136

Series 2020A, GO, 4.00%, 12/1/2024	400	447

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Cook County School District No. 145, Arbor Park

Series 2019B, GO, 4.00%, 12/1/2021	150	154

Series 2019D, GO, 4.00%, 12/1/2023	110	120

Cook County School District No. 148, Dolton

Series 2018A, GO, 5.00%, 12/1/2021	450	464

Series 2018A, GO, 5.00%, 12/1/2022	725	777

Cook County School District No. 151, South Holland, Limited Tax

GO, 4.00%, 4/1/2021	175	176

GO, 4.00%, 4/1/2022	190	197

Cook County School District No. 160, Country Club Hills

Series 2020A, GO, 4.00%, 12/1/2021	250	257

Series 2020A, GO, 4.00%, 12/1/2022	510	538

Series 2020A, GO, 4.00%, 12/1/2023	285	310

Series 2020A, GO, 4.00%, 12/1/2024	255	285

Cook County School District No. 160, Country Club Hills, Limited Tax

Series 2020B, GO, 4.00%, 12/1/2022	180	190

Series 2020B, GO, 4.00%, 12/1/2023	100	109

Series 2020B, GO, 4.00%, 12/1/2024	100	112

Cook County School District No. 63, East Maine, Limited Tax

GO, 5.00%, 12/1/2021	1,845	1,910

GO, 5.00%, 12/1/2022	1,935	2,075

Cook County School District No. 69, Skokie, Limited Tax

GO, 4.00%, 12/1/2024	315	354

GO, 4.00%, 12/1/2025	460	528

Cook County School District No. 89, Maywood, Maywood-Melrose Park-Broadview, Limited Tax

Rev., AGM, 4.00%, 12/15/2021	515	529

Rev., AGM, 4.00%, 12/15/2022	535	565

Rev., AGM, 4.00%, 12/15/2023	555	603

Rev., AGM, 4.00%, 12/15/2024	580	643

Cook County School District No. 99 Cicero, Limited Tax

Series 2019B, GO, 5.00%, 12/1/2022	350	376

Series 2019B, GO, 5.00%, 12/1/2023	575	640

Cook County Township High School District No 225

GO, 5.00%, 12/1/2025	2,795	3,363

GO, 5.00%, 12/1/2026	2,565	3,179

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Cook County, Proviso Township High School District No. 209, Limited Tax GO, 5.00%, 12/1/2021	2,825	2,922

County of Cook

GO, 5.00%, 11/15/2021	700	724

Series A, GO, 5.00%, 11/15/2021	355	367

Series C, GO, 5.00%, 11/15/2022	180	194

County of Will

GO, 5.00%, 11/15/2021	270	279

GO, 5.00%, 11/15/2022	475	513

GO, 5.00%, 11/15/2023	525	589

Du Page and Will Counties Community School District No. 204 Indian Prairie GO, 4.00%, 12/30/2025	1,710	1,978

Du Page Cook and Will Counties Community College District No. 502 GO, 5.00%, 6/1/2027	4,515	5,662

DuPage County Community High School District No. 94 West Chicago GO, 4.00%, 1/1/2033	10	11

DuPage County High School District No. 87 Glenbard GO, 3.00%, 10/1/2022	1,500	1,561

DuPage County School District No. 10 Itasca

GO, 5.00%, 1/1/2023	1,040	1,129

GO, 5.00%, 1/1/2024	1,090	1,230

Flagg-Rochelle Community Park District

Series A, GO, AGM, 4.00%, 1/1/2022	210	216

Series A, GO, AGM, 4.00%, 1/1/2023	220	233

Series A, GO, AGM, 4.00%, 1/1/2024	225	244

Grundy County School District No. 54 Series 2011A, GO, AGM, 7.25%, 12/1/2021	710	747

Hoffman Estates Park District

Series 2019A, GO, 4.00%, 12/1/2021	135	138

Series 2019B, GO, 4.00%, 12/1/2023	245	268

Illinois Finance Authority, Advocate Health Care Network Series 2008C-3A, Rev., VRDO, LIQ: Northern Trust Co., 0.03%, 3/9/2021 (c)	2,650	2,650

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	250	250

Illinois Finance Authority, Carle Foundation

Series 2009-C, Rev., VRDO, LOC: Northern Trust Co., 0.02%, 3/9/2021 (c)	5,930	5,930

Series B, Rev., VRDO, LOC: Northern Trust Co., 0.02%, 3/9/2021 (c)	1,890	1,890

Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project Rev., 5.00%, 12/1/2021	250	259

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, McCormick Theological Series 2001B, Rev., VRDO, LOC: Northern Trust Co., 0.03%, 3/9/2021 (c)	15,250	15,250

Illinois Finance Authority, Northshore University Health System

Series 2020A, Rev., 5.00%, 8/15/2021	1,000	1,022

Series 2020A, Rev., 5.00%, 8/15/2022	750	801

Series 2020A, Rev., 5.00%, 8/15/2023	500	557

Series 2020A, Rev., 5.00%, 8/15/2024	1,000	1,152

Series 2020A, Rev., 5.00%, 8/15/2025	1,250	1,488

Illinois Finance Authority, Northwestern University Subseries 2008-B, Rev., VRDO, 0.01%, 3/9/2021 (c)	3,425	3,425

Illinois Finance Authority, OSF Healthcare System

Rev., 5.00%, 11/15/2024 (c)	3,000	3,409

Rev., 5.00%, 11/15/2026 (c)	4,000	4,786

Illinois Finance Authority, University of Chicago (The)

Rev., VRDO, 0.03%, 3/9/2021 (c)	30,000	30,000

Series 2004B, Rev., VRDO, 0.03%, 3/9/2021 (c)	15,160	15,160

Illinois Finance Authority, Water Facilities, American Water Capital Corp. Project Rev., 0.70%, 9/1/2023 (c)	2,800	2,790

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	594

Illinois Housing Development Authority Series 2019A, Rev., FHA, 1.60%, 1/1/2023 (c)	5,600	5,640

Kane County School District No. 131 Aurora East Side

Series 2020A, GO, AGM, 3.00%, 12/1/2021	175	178

Series 2020B, GO, AGM, 3.00%, 12/1/2021	255	260

Series 2020A, GO, AGM, 4.00%, 12/1/2022	120	127

Series 2020B, GO, AGM, 4.00%, 12/1/2022	220	233

Series 2020A, GO, AGM, 5.00%, 12/1/2023	145	161

Series 2020B, GO, AGM, 5.00%, 12/1/2023	235	262

Series 2020A, GO, AGM, 5.00%, 12/1/2024	240	275

Series 2020A, GO, AGM, 5.00%, 12/1/2025	55	65

Series 2020B, GO, AGM, 5.00%, 12/1/2025	115	136

Kendall Kane and Will Counties Community Unit School District No. 308

Series B, GO, 4.00%, 10/1/2021	255	260

Series B, GO, 5.00%, 10/1/2022	1,375	1,467

La Grange Park District Series 2012B, GO, 5.00%, 12/1/2021	415	430

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Lake County School District No. 70 Libertyville Rev., 4.00%, 1/1/2023	300	319

Lee and Ogle Counties School District No. 170 Dixon

Series 2019A, GO, AGM, 3.00%, 1/30/2022	160	164

Series 2019B, GO, AGM, 3.00%, 1/30/2022	245	250

Series 2019A, GO, AGM, 3.00%, 1/30/2023	170	177

Series 2019B, GO, AGM, 3.00%, 1/30/2023	255	265

Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	130

Madison-Macoupin Etc Counties Community College District No. 536, Lewis and Clark Community

GO, AGM, 4.00%, 5/1/2022	750	782

GO, AGM, 4.00%, 5/1/2023	700	750

Peoria Public Building Commission

Series A, Rev., AGM, 3.00%, 12/1/2022	75	78

Series A, Rev., AGM, 4.00%, 12/1/2024	655	728

Sangamon County Community Unit School District No. 5, Ball-Chatham

Series B, GO, 5.00%, 1/1/2022	1,650	1,715

GO, 4.00%, 2/1/2023	2,015	2,145

Sangamon Menard Etc Counties Community School District No. 8 Pleasant Plains

Series 2019C, GO, 4.00%, 1/1/2022	165	170

Series 2019C, GO, 4.00%, 1/1/2023	310	329

Series 2019C, GO, 4.00%, 1/1/2024	370	403

St. Charles Public Library District, Limited Tax

Rev., 3.00%, 11/1/2021	85	87

Rev., 4.00%, 11/1/2022	100	105

State of Illinois

GO, 5.00%, 2/1/2024	3,370	3,716

GO, 5.50%, 5/1/2025	2,500	2,878

GO, 5.50%, 5/1/2026	5,000	5,882

State of Illinois, Sales Tax, Junior Obligation

Rev., 5.00%, 6/15/2021	110	111

Series 2018B, Rev., 5.00%, 6/15/2021	5,000	5,058

Rev., 5.00%, 6/15/2023	990	1,074

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,724

University of Illinois, Health Services System Rev., VRDO, LOC: Wells Fargo Bank NA, 0.02%, 3/9/2021 (c)	2,550	2,550

Village of Arlington Heights

GO, 4.00%, 12/1/2023	1,130	1,239

GO, 4.00%, 12/1/2024	1,175	1,324

GO, 4.00%, 12/1/2025	695	802

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Village of Bartlett

GO, 5.00%, 12/1/2021	980	1,015

GO, 5.00%, 12/1/2022	1,065	1,155

GO, 5.00%, 12/1/2023	1,130	1,265

Village of Bolingbrook Series 2013A, GO, Zero Coupon, 7/1/2023 (d)	10,000	5,466

Village of Flossmoor GO, 3.00%, 12/1/2021	605	617

Village of Gilberts GO, 4.00%, 12/1/2021	225	230

Village of Hoffman Estates GO, 5.00%, 12/1/2021	210	217

Village of Midlothian

Series 2019A, GO, 4.00%, 1/1/2023	190	201

Series 2019A, GO, 4.00%, 1/1/2024	120	131

Village of Villa Park

Series 2018C, GO, 4.00%, 12/15/2021	505	520

Series B, GO, 4.00%, 12/15/2021	190	195

Series B, GO, 4.00%, 12/15/2022	200	212

Series B, GO, 4.00%, 12/15/2023	205	224

Village of Villa Park, Sales Tax Series A, GO, 4.00%, 12/15/2023	125	137

Washington County Community Unit School District No.10 West Washington

GO, 4.00%, 1/15/2022	575	593

GO, 4.00%, 1/15/2023	685	726

Whiteside County Community Unit School District No. 6 Morrison Series A, GO, AGM, 4.00%, 12/1/2021	745	766

Will County Community High School District No. 210 Lincoln-Way GO, AGM, 4.00%, 1/1/2022	1,000	1,024

Will County Township High School District No. 204 Joliet, Limited Tax GO, 4.00%, 1/1/2023	125	133

Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates Series A, Rev., AGM, 4.00%, 12/1/2021	400	411

Will Grundy Etc Counties Community College District No. 525, Joliet Junior College

GO, 5.00%, 1/1/2022	5,275	5,478

GO, 5.00%, 1/1/2023	5,495	5,952

GO, 5.00%, 1/1/2024	2,600	2,923

Total Illinois		245,239

Indiana — 1.8%

City of Evansville, Sewage Works

Rev., 4.00%, 7/1/2021	2,800	2,834

Rev., 4.00%, 7/1/2026	3,710	4,310

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

City of Rockport, AEP Generating Company Project

Series A, Rev., 1.35%, 9/1/2022 (c)	2,000	2,014

Series B, Rev., 1.35%, 9/1/2022 (c)	2,250	2,266

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	7,124

Fort Wayne Community School Building Corp.

Rev., 4.00%, 7/15/2021	250	254

Rev., 4.00%, 1/15/2022	250	258

Rev., 4.00%, 7/15/2022	125	131

Fort Wayne Community Schools

GO, 4.00%, 7/15/2021	630	639

GO, 4.00%, 1/15/2022	755	779

Gary Community School Building Corp., Ad Valorem Property Tax First Mortgage

Series 2020B, Rev., 4.00%, 1/15/2022	150	154

Series 2020B, Rev., 4.00%, 7/15/2022	165	172

Series 2020B, Rev., 4.00%, 1/15/2023	165	174

Series 2020B, Rev., 4.00%, 7/15/2023	185	198

Series 2020B, Rev., 4.00%, 7/15/2025	215	240

Series 2020B, Rev., 4.00%, 1/15/2026	220	247

Series 2020B, Rev., 4.00%, 7/15/2026	235	265

Hammond Multi-School Building Corp., Ad Valorem Property Tax First Mortgage Rev., 4.00%, 7/15/2021	670	678

Indiana Finance Authority, Ascension Health Senior Credit Group

Series 2008E-4, Rev., VRDO, 0.01%, 3/9/2021 (c)	10,720	10,720

Series 2008E-5, Rev., VRDO, 0.01%, 3/9/2021 (c)	25,875	25,875

Indiana Finance Authority, Butler University Project

Rev., 3.00%, 2/1/2022	210	215

Rev., 3.00%, 2/1/2023	225	235

Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (c)	2,700	2,831

Indiana Finance Authority, Indiana University Health Obligated Group Series L, Rev., (SIFMA Municipal Swap Index Yield + 0.28%), 0.31%, 7/2/2021 (b)	10,000	10,000

Indiana Finance Authority, Marian University Project

Series A, Rev., 5.00%, 9/15/2021	60	62

Series A, Rev., 5.00%, 9/15/2022	50	53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — continued

Series A, Rev., 5.00%, 9/15/2023	75	82

Series A, Rev., 5.00%, 9/15/2024	155	174

Indiana Finance Authority, Trinity Health Credit Group Series 2008D-1, Rev., VRDO, 0.02%, 3/9/2021 (c)	2,295	2,295

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Series E-6, Rev., VRDO, 0.01%, 3/9/2021 (c)	3,000	3,000

Series 2001A-2, Rev., 2.00%, 2/1/2023 (c)	24,875	25,637

Series 2001A-2, Rev., 2.00%, 2/1/2023 (c) (d)	125	129

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series 2008A, Rev., VRDO, 0.03%, 3/9/2021 (c)	6,620	6,620

Metropolitan School District of Southwest Allen County

Series 2019B, GO, 4.00%, 7/15/2021	100	101

Series 2019B, GO, 4.00%, 1/15/2022	100	103

Series 2019B, GO, 4.00%, 7/15/2022	590	620

Series 2019B, GO, 4.00%, 1/15/2023	520	556

Series 2019B, GO, 4.00%, 7/15/2023	485	527

Series 2019B, GO, 4.00%, 1/15/2024	575	634

Metropolitan School District Washington Township

GO, 4.00%, 7/15/2021	250	254

GO, 4.00%, 1/15/2022	590	609

North Putnam Middle School Building Corp., Property Tax, First Mortgage

Rev., 3.00%, 7/15/2021	190	192

Rev., 3.00%, 1/15/2022	250	256

Rev., 3.00%, 7/15/2022	150	155

Purdue University, Student Facilities System Series 2007C, Rev., VRDO, 0.01%, 3/9/2021 (c)	6,575	6,575

South Madison Elementary School Building Corp., Ad Valorem Property Tax, First Mortgage Rev., 4.00%, 7/15/2021	80	81

Tippecanoe County School Building Corp., Ad Valorem Property Tax First Mortgage

Rev., 4.00%, 7/15/2021	200	203

Rev., 4.00%, 1/15/2022	365	377

Rev., 4.00%, 7/15/2022	275	289

Rev., 4.00%, 1/15/2023	300	321

Rev., 4.00%, 7/15/2023	380	412

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued

Town of Schererville, Sewage Works

Rev., 4.00%, 3/1/2021	50	50

Rev., 4.00%, 3/1/2022	75	78

Rev., 4.00%, 3/1/2023	75	80

Rev., 4.00%, 3/1/2024	110	121

Total Indiana		123,259

Iowa — 0.4%

City of Altoona

Series 2020A, COP, 4.00%, 6/1/2022	225	235

Series 2020A, COP, 4.00%, 6/1/2023	275	296

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	326

City of Iowa Falls, Capital Lien GO, 3.00%, 6/1/2023	230	242

City of Sac City GO, 5.00%, 6/1/2021	160	162

County of Plymouth

GO, AGM, 3.00%, 6/1/2021	565	569

GO, AGM, 3.00%, 6/1/2022	290	299

Iowa Finance Authority, Health System Rev., VRDO, 0.60%, 1/4/2024 (c) (e)	18,650	18,650

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	8,500	8,500

North Polk Community School District, Services and Use Tax Series 2020B, Rev., 4.00%, 6/1/2022	450	471

State of Iowa, IJOBS Program, Special Obligation Series A, Rev., 5.00%, 6/1/2021	400	405

Total Iowa		30,155

Kansas — 0.6%

City of Manhattan, Temporary Notes GO, 1.50%, 6/15/2022	5,865	5,867

County of Reno GO, 3.00%, 3/1/2021	4,605	4,614

Johnson County Park and Recreation District

Series 2019B, COP, 3.00%, 9/1/2021	255	258

Series 2019A, COP, 5.00%, 9/1/2021	240	246

Series 2019B, COP, 3.00%, 9/1/2022	200	204

Series 2019A, COP, 5.00%, 9/1/2022	250	262

Series 2019B, COP, 3.00%, 9/1/2023	200	210

Series 2019A, COP, 5.00%, 9/1/2023	125	138

Kansas City Kansas Community College

Series 2020A, COP, 4.00%, 4/1/2021	450	451

Series 2020A, COP, 4.00%, 4/1/2022	600	624

Series 2020A, COP, 4.00%, 4/1/2023	800	857

Series 2020A, COP, 4.00%, 4/1/2024	500	551

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Kansas — continued

Kansas Development Finance Authority, State of Kansas Project

Series 2020R, Rev., 5.00%, 11/1/2021	6,960	7,182

Series 2020R, Rev., 5.00%, 11/1/2024	2,255	2,610

Series 2020R, Rev., 5.00%, 11/1/2025	3,570	4,258

Series 2020R, Rev., 5.00%, 11/1/2026	3,900	4,775

Overland Park Development Corp., Overland Park Convention Center Hotel Rev., 4.00%, 3/1/2021	1,400	1,400

Sedgwick County Unified School District No. 265 Goddard

Series 2020A, GO, 3.00%, 10/1/2021	275	279

Series 2020A, GO, 3.00%, 10/1/2022	295	307

Series 2020A, GO, 3.00%, 10/1/2023	350	372

Series 2020A, GO, 3.00%, 10/1/2024	1,050	1,134

Sedgwick County Unified School District No. 267 Renwick

Series 2019A, GO, 3.00%, 11/1/2022	100	105

Series 2019A, GO, 3.00%, 11/1/2023	100	106

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 2.00%, 9/1/2021	200	202

Series 2019A, GO, AGM, 3.00%, 9/1/2022	125	130

Series 2019A, GO, AGM, 3.00%, 9/1/2023	400	423

Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	431

Total Kansas		37,996

Kentucky — 0.7%

City of Ashland, Ashland Hospital Corp. DBA King’s Daughters Medical Center

Rev., 5.00%, 2/1/2022	500	516

Rev., 5.00%, 2/1/2023	600	639

Rev., 5.00%, 2/1/2024	575	630

County of Owen, Kentucky-American Water Co. Project Rev., 0.70%, 9/1/2023 (c)	2,500	2,490

Franklin County Public Properties Corp., Justice Center Project Series A, Rev., 4.50%, 4/1/2021 (d)	40	40

Kentucky Asset Liability Commission, Federal Highway Trust Fund

Series 2020A, Rev., 5.00%, 9/1/2021	4,500	4,607

Series 2020A, Rev., 5.00%, 9/1/2022	3,250	3,478

Kentucky Housing Corp., BTT Development III Portfolio Rev., 1.40%, 6/1/2022 (c)	3,315	3,358

Kentucky Public Energy Authority, Gas Supply

Series 2018A, Rev., 4.00%, 4/1/2021	775	777

Series A, Rev., 4.00%, 4/1/2022	1,210	1,257

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Kentucky — continued

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	97

Kentucky State Property and Buildings Commission, Project No. 99 Series A, Rev., 5.00%, 11/1/2021	1,540	1,546

Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project

Series 2003A, Rev., 1.85%, 4/1/2021 (c)	10,000	10,013

Series B, Rev., AMT, 2.55%, 5/3/2021 (c)	2,750	2,760

Series 2020A, Rev., 0.90%, 9/1/2026	5,000	4,940

Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc. Series 2011A, Rev., VRDO, LOC: PNC Bank NA, 0.03%, 3/9/2021 (c)	1,700	1,700

Louisville Regional Airport Authority, Airport System Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,058

Paducah Electric Plant Board

Rev., 5.00%, 10/1/2021	2,300	2,360

Rev., 5.00%, 10/1/2022	2,000	2,139

Rev., 5.00%, 10/1/2023	2,000	2,220

University of Kentucky, General Receipt Series 2014A, Rev., 5.00%, 4/1/2021	85	86

Total Kentucky		46,711

Louisiana — 2.5%

Calcasieu Parish School District No. 23, Public School Improvement

GO, 5.00%, 9/1/2023	180	200

GO, 5.00%, 9/1/2024	250	287

Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	532

City of Shreveport, Water and Sewer, Junior Lien

GO, 5.00%, 9/1/2021	145	148

Series 2019B, Rev., AGM, 4.00%, 12/1/2023	310	339

Series 2019B, Rev., AGM, 5.00%, 12/1/2024	225	260

City of Youngsville, Sales Tax Rev., 3.00%, 12/1/2021	255	260

Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	150

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — continued

Louisiana Local Government Environmental Facilities and Community Development Authority, East Ascension Consolidated Gravity Drainage District No. 1 Project Rev., 5.00%, 12/1/2025	715	855

Louisiana Local Government Environmental Facilities and Community Development Authority, East Baton Rouge Sewerage Commission Projects Rev., 5.00%, 2/1/2023 (d)	3,000	3,274

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,540

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 0.68%, 9/1/2023 (b)	40,000	39,946

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2025 (c)	8,410	9,841

Louisiana Public Facilities Authority, Tulane University Project

Series 2020A, Rev., 5.00%, 4/1/2025	60	70

Series 2020A, Rev., 5.00%, 4/1/2026	100	121

Parish of St. Charles, Pollution Control, Shell Oil Co., Norco Project Series B, Rev., VRDO, 0.01%, 3/1/2021 (c)	150	150

Parish of St. John the Baptist, Marathon Oil Corp. Project

Subseries 2017B-1, Rev., 2.13%, 7/1/2024 (c)	18,000	18,382

Subseries 2017B-2, Rev., 2.37%, 7/1/2026 (c)	12,800	13,245

St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	335

State of Louisiana Gasoline and Fuels Tax, Second Lien

Series 2017D, Rev., 0.55%, 5/1/2022 (c)	16,035	16,037

Series 2017A, Rev., 0.60%, 5/1/2023 (c)	60,000	59,913

Zachary Community School District No. 1

GO, 3.00%, 3/1/2021	200	200

GO, 3.00%, 3/1/2022	685	703

GO, 3.00%, 3/1/2023	715	751

Total Louisiana		167,539

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maine — 0.0% (g)

Maine Health and Higher Educational Facilities Authority, Mainehealth Series 2020A, Rev., 5.00%, 7/1/2026	250	304

Maryland — 1.5%

County of Calvert, Consolidated Public Improvement

GO, 4.00%, 7/1/2022	1,940	2,039

GO, 4.00%, 7/1/2023	2,070	2,250

GO, 4.00%, 7/1/2024	2,010	2,251

GO, 4.00%, 7/1/2025	2,245	2,583

County of Montgomery, Trinity Health Credit Group Series 2013MD, Rev., VRDO, 0.10%, 6/1/2021 (c)	21,000	21,000

Maryland Health and Higher Educational Facilities Authority, Anne Arundel Health System Issue Series 2009-B, Rev., VRDO, LOC: Bank of America NA, 0.03%, 3/9/2021 (c)	1,900	1,900

Maryland Health and Higher Educational Facilities Authority, John Hopkins Health System Series 2013C, Rev., 5.00%, 5/15/2023 (d)	12,255	13,521

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program

Series 1985A, Rev., VRDO, LOC: TD Bank NA, 0.02%, 3/9/2021 (c)	5,400	5,400

Series B, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	16,915	16,915

Maryland Stadium Authority, Construction and Revitalization Program Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,225

Maryland Stadium Authority, Sports Facilities, Football Stadium Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.02%, 3/9/2021 (c)	19,335	19,335

State of Maryland, State and Local Facilities Loan of 2017 Series 2017B, GO, 5.00%, 8/1/2025	2,825	3,380

Washington Suburban Sanitary Commission, Multi-Modal Bond Series A-2, Rev., VRDO, BAN, GTD, LIQ: TD Bank NA, 0.02%, 3/9/2021 (c)	7,500	7,500

Total Maryland		99,299

Massachusetts — 2.6%

City of Boston Series 2020D, GO, 5.00%, 3/1/2024	2,335	2,661

City of Boston, Green Bond Series 2020B, GO, 5.00%, 11/1/2025	5,790	6,983

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Massachusetts — continued

City of Everett, Anticipation Notes GO, BAN, 2.00%, 2/11/2022	10,500	10,679

City of New Bedford GO, BAN, 2.00%, 4/15/2022	9,245	9,436

Commonwealth of Massachusetts Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 0.69%, 11/1/2025 (b)	30,000	30,009

Commonwealth of Massachusetts, Consolidated Loan

Series 2011A, GO, 5.00%, 4/1/2021 (d)	20	20

Subseries D-2, GO, 1.70%, 8/1/2022 (c)	5,500	5,605

Massachusetts Bay Transportation Authority, Mass Sales Tax Series 2018A-2, Rev., VRDO, LIQ: State Street Bank & Trust, 0.02%, 3/9/2021 (c)	4,155	4,155

Massachusetts Development Finance Agency, Northeastern University Issue

Series 2020A, Rev., 5.00%, 10/1/2022	3,600	3,869

Series 2020A, Rev., 5.00%, 10/1/2023	2,900	3,244

Series 2020A, Rev., 5.00%, 10/1/2024	1,580	1,832

Series 2020A, Rev., 5.00%, 10/1/2025	975	1,169

Series 2020A, Rev., 5.00%, 10/1/2026	895	1,103

Massachusetts Development Finance Agency, Partners Healthcare System Issue

Series 2017S-5, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 0.45%, 1/27/2022 (b)	10,000	10,007

Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 0.53%, 1/26/2023 (b)	1,500	1,502

Massachusetts Development Finance Agency, Suffolk University Issue

Rev., 5.00%, 7/1/2021	500	507

Rev., 5.00%, 7/1/2022	390	413

Rev., 5.00%, 7/1/2024	350	398

Massachusetts Development Finance Agency, Wellforce Issue

Series 2020C, Rev., AGM, 5.00%, 10/1/2021	120	123

Series 2020C, Rev., AGM, 5.00%, 10/1/2022	150	161

Series 2020C, Rev., AGM, 5.00%, 10/1/2023	100	111

Series 2020C, Rev., AGM, 5.00%, 10/1/2024	115	132

Series 2020C, Rev., AGM, 5.00%, 10/1/2025	175	206

Series 2020C, Rev., AGM, 5.00%, 10/1/2026	175	212

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Massachusetts Development Finance Agency, Western New England University Issue Rev., 5.00%, 9/1/2021	265	271

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2021 (d)	3,000	3,047

Series 2019-A, Rev., AMT, 5.00%, 7/1/2022 (d)	2,500	2,656

Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured

Series 2010A-1, Rev., VRDO, LOC: Citibank NA, 0.02%, 3/9/2021 (c)	14,200	14,200

Series A, Rev., 5.00%, 1/1/2023 (c)	10,000	10,846

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	30,670	30,670

University of Massachusetts Building Authority

Rev., 5.00%, 11/1/2024 (d)	9,485	11,055

Series 2015-1, Rev., 5.00%, 11/1/2025 (d)	250	301

University of Massachusetts Building Authority, Commonwealth Guaranteed Series 2008A, Rev., VRDO, GTD, LIQ: Barclays Bank plc, 0.02%, 3/9/2021 (c)	9,760	9,760

Total Massachusetts		177,343

Michigan — 1.4%

City of Charlevoix, Building Authority, Limited Tax

Rev., 4.00%, 10/1/2021	215	219

Rev., 4.00%, 10/1/2022	175	185

Rev., 4.00%, 10/1/2023	110	120

City of Gladstone, Capital Improvement, Limited Tax

GO, AGM, 3.00%, 3/1/2021	250	250

GO, AGM, 3.00%, 3/1/2022	250	257

GO, AGM, 3.00%, 3/1/2023	260	273

GO, AGM, 3.00%, 3/1/2024	265	284

GO, AGM, 3.00%, 3/1/2025	275	299

City of Marquette, Capital Improvement GO, 4.00%, 5/1/2021	150	151

City of Marquette, Limited Tax GO, 3.00%, 5/1/2021	125	126

Detroit Downtown Development Authority, Tax Increment, Catalyst Development Project Series 2018A, Rev., AGM, 5.00%, 7/1/2021	500	508

Frankenmuth School District, School Building and Site GO, Q-SBLF, 4.00%, 5/1/2023	200	215

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — continued

Fulton School District

GO, AGM, 4.00%, 5/1/2025	215	243

GO, AGM, 4.00%, 5/1/2026	220	254

GO, AGM, 4.00%, 5/1/2027	210	246

Grand Rapids Public Schools GO, AGM, 5.00%, 11/1/2021	2,225	2,294

Grosse Pointe Public School System GO, 4.00%, 5/1/2021	240	242

Hopkins Public Schools

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2021	180	181

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2022	160	167

Series 2019A, GO, Q-SBLF, 4.00%, 5/1/2023	365	393

Huron Valley School District, Unlimited Tax

GO, Q-SBLF, 2.00%, 5/1/2022 (f)	5,000	5,101

GO, Q-SBLF, 2.00%, 5/1/2023 (f)	5,950	6,165

GO, Q-SBLF, 2.00%, 5/1/2024 (f)	5,825	6,109

GO, Q-SBLF, 2.00%, 5/1/2025 (f)	2,050	2,167

Jackson Public Schools, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2023	605	653

GO, Q-SBLF, 4.00%, 5/1/2024	690	767

Kalamazoo Public Schools, School Building and Site GO, 4.00%, 5/1/2021	775	780

Kelloggsville Public Schools, School Building and Site

GO, AGM, 4.00%, 5/1/2021	360	362

GO, AGM, 4.00%, 5/1/2022	380	396

Kent Hospital Finance Authority, Spectrum Health System Series 2008B-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	34,040	34,040

Lakeview School District, School Building and Site Series B, GO, VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	8,815	8,815

Leland Public School District

GO, AGM, 4.00%, 5/1/2022	510	531

GO, AGM, 4.00%, 5/1/2023	785	842

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 11/15/2022 (c)	4,165	4,369

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series 2010F-3, Rev., 4.00%, 7/1/2024 (c)	1,000	1,106

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Michigan State Housing Development Authority, Single Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 0.09%, 3/9/2021 (c)	7,395	7,395

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2021	180	182

Rev., 4.00%, 11/15/2022	180	186

Rev., 4.00%, 11/15/2023	190	200

South Haven Township and Casco Township, Water and Sewage Treatment Authority, Limited Tax

Rev., 4.00%, 5/1/2021	280	282

Rev., 4.00%, 5/1/2022	285	297

Rev., 4.00%, 5/1/2023	480	516

Rev., 4.00%, 5/1/2024	720	796

Waterford School District, Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2021	265	267

GO, Q-SBLF, 4.00%, 5/1/2022	650	678

GO, Q-SBLF, 4.00%, 5/1/2023	1,340	1,443

GO, Q-SBLF, 4.00%, 5/1/2024	1,360	1,506

Wayne-Westland Community Schools, Building and Site Unlimited Tax

GO, Q-SBLF, 4.00%, 5/1/2021	200	201

GO, Q-SBLF, 4.00%, 11/1/2021	785	804

GO, Q-SBLF, 4.00%, 5/1/2022	160	167

GO, Q-SBLF, 5.00%, 11/1/2022	290	312

Total Michigan		94,342

Minnesota — 0.3%

City of Glencoe Series 2018-A, GO, 3.00%, 8/1/2021	80	81

City of Minneapolis and St. Paul Housing and Redevelopment Authority, Health Care, Allina Health System Series 2007C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	6,460	6,460

City of St. Paul Minnesota, Housing and Redevelopment Authority, Alliana Health System Series 2009C, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	10,280	10,280

City of Wayzata, Folkestone Senior Living Community

Rev., 3.00%, 8/1/2022	200	200

Rev., 3.00%, 8/1/2023	100	100

Rev., 3.00%, 8/1/2024	100	100

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Duluth Housing and Redevelopment Authority, Public Schools Academy Project

Series 2018-A, Rev., 3.38%, 11/1/2021	330	334

Series 2018-A, Rev., 3.63%, 11/1/2022	345	356

Series 2018-A, Rev., 3.88%, 11/1/2023	325	343

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2022	160	166

Series 2019C, COP, 5.00%, 2/1/2022	135	140

Series 2019B, COP, 5.00%, 2/1/2023	185	200

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 3.00%, 12/1/2021	75	76

Rev., 3.00%, 12/1/2022	100	102

Rev., 3.00%, 12/1/2023	100	104

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,801

Total Minnesota		20,843

Mississippi — 0.3%

City of Tupelo

GO, 4.00%, 12/1/2021	125	128

GO, 4.00%, 12/1/2022	245	261

GO, 4.00%, 12/1/2023	315	346

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 0.01%, 3/1/2021 (c)	5,000	5,000

County of Warren, Gulf Opportunity Zone, International Paper Co. Project

Series 2020A, Rev., 1.37%, 6/16/2025 (c)	1,750	1,786

Series 2020C, Rev., 1.37%, 6/16/2025 (c)	1,500	1,530

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series 2010 H, Rev., VRDO, 0.01%, 3/1/2021 (c)	11,335	11,335

Mississippi Development Bank, Rankin County Bond Project Rev., 3.00%, 3/1/2022	100	103

Mississippi Development Bank, Special Obligation, Biloxi Project

Rev., 3.00%, 3/1/2021	130	130

Rev., 3.00%, 3/1/2022	175	180

Mississippi Hospital Equipment and Facilities Authority, Forrest County General Hospital Refunding Project

Series B, Rev., 5.00%, 1/1/2022	320	332

Series B, Rev., 5.00%, 1/1/2023	370	401

Series B, Rev., 5.00%, 1/1/2024	370	414

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

State of Mississippi, Capital Improvements Project Series 2011A, GO, 5.00%, 10/1/2021 (d)	25	26

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2021	700	716

Total Mississippi		22,688

Missouri — 1.1%

Belton School District No. 124, Belton School District Project COP, AGM, 4.00%, 1/15/2022 (d)	100	103

Blue Eye R-V School District COP, 4.00%, 4/1/2021	75	75

City of Kansas City, Roe Bartle Convention Center Series 2008F, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.03%, 3/9/2021 (c)	4,490	4,490

City of St. Louis, St. Louis Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,325

City of St. Peters

COP, 4.00%, 5/1/2021	530	533

COP, 4.00%, 5/1/2022	605	631

COP, 4.00%, 5/1/2023	625	673

COP, 4.00%, 5/1/2024	650	720

COP, 4.00%, 5/1/2025	425	482

County of Greene, Special Obligation

Rev., 4.00%, 12/1/2021	205	211

Rev., 4.00%, 12/1/2022	260	277

Rev., 4.00%, 12/1/2023	520	569

Rev., 4.00%, 12/1/2024	540	605

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,275

County of St. Louis, Special Obligation

Series 2021B, Rev., 5.00%, 12/1/2024	3,595	4,196

Series 2021B, Rev., 5.00%, 12/1/2025	1,885	2,271

Series 2021B, Rev., 5.00%, 12/1/2026	3,955	4,900

Greene County Reorganized School District No. R-8

Series 2019B, GO, 3.00%, 3/1/2022	500	514

Series 2019B, GO, 3.00%, 3/1/2023	595	626

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series C, Rev., VRDO, LIQ: BJC Health System, 0.02%, 3/9/2021 (c)	39,475	39,475

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Nixa Public Schools

Series 2019B, GO, 4.00%, 3/1/2021	100	100

Series 2019B, GO, 4.00%, 3/1/2022	175	181

Series 2019B, GO, 5.00%, 3/1/2023	200	218

St. Louis County Special School District

COP, 4.00%, 4/1/2021	355	356

COP, 4.00%, 4/1/2022	395	411

COP, 4.00%, 4/1/2023	410	440

COP, 4.00%, 4/1/2024	605	668

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 0.20%, 3/9/2021 (c) (e)	8,200	8,200

Village of Country Club COP, AGM, 3.00%, 4/1/2021	165	166

Total Missouri		77,741

Montana — 0.0% (g)

Montana State Board of Regents, Montana State University Series F, Rev., (SIFMA Municipal Swap Index Yield + 0.45%), 0.48%, 9/1/2023 (b)	3,130	3,146

Nebraska — 0.1%

City of Omaha, Special Tax Series A, Rev., 5.00%, 1/15/2022	125	130

County of Saunders

GO, 1.00%, 11/1/2021	100	101

GO, 2.00%, 11/1/2022	300	309

GO, 3.00%, 11/1/2023	325	346

GO, 3.00%, 11/1/2024	415	450

County of Washington, Wastewater and Solid Waste Disposal Facilities, Cargill Incorporated Projects Rev., AMT, 0.90%, 9/1/2025 (c)	6,800	6,823

Total Nebraska		8,159

Nevada — 0.8%

City of Carson, Carson Tahoe Regional Healthcare Project Rev., 5.00%, 9/1/2027	610	749

City of Sparks, Senior Sales Tax Series 2019A, Rev., 2.50%, 6/15/2024 (e)	795	802

Clark County School District, Limited Tax Series C, GO, 5.00%, 6/15/2023	2,000	2,207

County of Clark, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	18,791

County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien Series D-3, Rev., VRDO, LOC: Bank of America NA, 0.03%, 3/9/2021 (c)	4,435	4,435

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — continued

County of Humboldt, Sierra Pacific Power Company Project Series 2016B, Rev., 1.85%, 4/15/2022 (c)	4,550	4,623

County of Washoe, Water Facilities Bonds, Sierra Pacific Power Company Project

Rev., AMT, 0.62%, 4/15/2022 (c)	4,000	4,005

Series 2016G, Rev., 1.85%, 4/15/2022 (c)	5,000	5,080

Las Vegas Valley Water District Series 2011C, GO, 5.00%, 6/1/2021	235	238

State of Nevada Department of Business and Industry, Brightline West Passenger Rail Project Rev., AMT, 0.50%, 7/1/2021 (c) (e)	10,000	10,002

Total Nevada		50,932

New Hampshire — 0.3%

New Hampshire Health and Education Facilities Authority, University System

Series 2005B-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.02%, 3/1/2021 (c)	10,730	10,730

Series 2011B, Rev., VRDO, LIQ: State Street Bank & Trust, 0.02%, 3/1/2021 (c)	6,410	6,410

Total New Hampshire		17,140

New Jersey — 3.4%

Borough of Paramus

GO, TAN, 2.00%, 4/30/2021	20,000	20,057

GO, BAN, 2.00%, 10/15/2021	7,510	7,587

Borough of Stone Harbor GO, BAN, 1.25%, 10/29/2021	16,255	16,349

Burlington County Bridge Commission, Governmental Leasing Program Series 2020C-1 & C-2, Rev., 2.00%, 11/11/2021	20,000	20,255

City of Newark

Series 2020A, GO, 5.00%, 10/1/2021	110	113

Series 2020B, GO, 5.00%, 10/1/2021	250	256

Series 2020A, GO, 5.00%, 10/1/2022	750	797

Series 2020B, GO, 5.00%, 10/1/2022	500	532

Series 2020A, GO, AGM, 5.00%, 10/1/2023	1,000	1,108

Series 2020B, GO, AGM, 5.00%, 10/1/2023	525	582

Series 2020A, GO, AGM, 5.00%, 10/1/2024	1,000	1,145

Series 2020B, GO, AGM, 5.00%, 10/1/2024	650	744

Series 2020A, GO, AGM, 5.00%, 10/1/2025	850	1,001

Series 2020B, GO, AGM, 5.00%, 10/1/2025	595	701

Series 2020A, GO, AGM, 5.00%, 10/1/2026	750	905

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New Jersey — continued

Cumberland County Improvement Authority (The), Vineland Public Safety Building Project Rev., 5.00%, 12/15/2021	340	353

East Brunswick Township Board of Education, School Energy Savings

GO, 5.00%, 8/1/2021	55	56

GO, 5.00%, 8/1/2022	110	118

Jersey City Municipal Utilities Authority, Water Project Notes Rev., 3.00%, 7/1/2022	16,000	16,549

Monmouth County Improvement Authority (The), Governmental Pooled Loan Project Series 2020A, Rev., GTD, 2.00%, 7/12/2021	6,900	6,946

New Brunswick Parking Authority, Tax-Exempt

Series 2020B, Rev., GTD, 5.00%, 9/1/2021	70	72

Series 2020B, Rev., GTD, 5.00%, 9/1/2022	350	373

Series 2020B, Rev., GTD, 5.00%, 9/1/2023	335	370

Series 2020B, Rev., GTD, 5.00%, 9/1/2024	425	487

Series 2020B, Rev., GTD, 5.00%, 9/1/2025	425	501

Series 2020A, Rev., GTD, 5.00%, 9/1/2026	500	606

New Jersey Economic Development Authority, School Facilities Construction

Series XX, Rev., 5.00%, 6/15/2021	5,000	5,067

Rev., 5.00%, 6/15/2022	100	106

Rev., 5.00%, 6/15/2023	110	121

Rev., 5.00%, 6/15/2024	300	340

Rev., 5.00%, 6/15/2025	550	640

Rev., 5.00%, 6/15/2026	555	661

New Jersey Educational Facilities Authority, The William Paterson University Series C, Rev., 5.00%, 7/1/2021	150	152

New Jersey Health Care Facilities Financing Authority, Valley Health System Series 2009D, Rev., VRDO, LOC: TD Bank NA, 0.01%, 3/9/2021 (c)	15,900	15,900

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2021	6,000	6,082

New Jersey Turnpike Authority Series D, Rev., 5.00%, 1/1/2028	7,000	8,447

Passaic County Improvement Authority (The), City of Paterson Project Rev., GTD, 5.00%, 8/15/2026	350	431

Passaic County Utilities Authority, Solid Waste Disposal Rev., GTD, 4.38%, 3/1/2021	255	255

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Jersey — continued

Passaic Valley Sewerage Commissioners, Sewer System

Series J, Rev., AGM, 3.00%, 12/1/2025	1,825	1,998

Series J, Rev., AGM, 3.00%, 12/1/2026	6,285	6,961

State of New Jersey, COVID-19 Emergency Bonds

GO, 4.00%, 6/1/2023	21,380	23,059

GO, 5.00%, 6/1/2024	26,250	29,942

GO, 5.00%, 6/1/2025	12,670	14,911

Township of Maplewood, General Improvement GO, 4.00%, 8/15/2021	25	25

Township of West Milford GO, BAN, 1.25%, 9/17/2021	18,738	18,836

Total New Jersey		232,497

New Mexico — 0.2%

City of Rio Rancho, Water and Wastewater System

Rev., 5.00%, 5/15/2021	720	727

Rev., 5.00%, 5/15/2022	1,250	1,322

City of Santa Fe, El Castillo Retirement Residences Project Series 2019B-2, Rev., 2.25%, 5/15/2024	600	598

County of Sandoval

GO, 5.00%, 8/1/2021	535	546

GO, 5.00%, 8/1/2022	560	597

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group—La Vida Llena Expansion Project

Series C, Rev., 2.25%, 7/1/2023	1,525	1,525

Series C, Rev., 2.38%, 7/1/2024	1,525	1,526

University of New Mexico, Gallup Branch Community College District GO, 2.00%, 10/15/2022	1,500	1,502

University of New Mexico, Subordinate Lien Series 2002B, Rev., VRDO, LIQ: U.S. Bank NA, 0.03%, 3/9/2021 (c)	2,765	2,765

Total New Mexico		11,108

New York — 28.6%

Amityville Union Free School District

GO, TAN, 1.25%, 6/18/2021	17,500	17,549

Series 2020B, GO, BAN, 1.25%, 6/18/2021	12,987	13,023

GO, BAN, 4.00%, 6/18/2021	275	278

Ardsley Union Free School District GO, BAN, 1.25%, 2/11/2022	2,694	2,720

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Battery Park City Authority

Series 2019D-1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	14,855	14,855

Series 2019D-2, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	9,935	9,935

Bay Shore Union Free School District GO, TAN, 1.25%, 6/25/2021	40,000	40,123

Broome County Local Development Corp., United Health Services Hospitals, Inc., Project

Rev., AGM, 5.00%, 4/1/2024	500	568

Rev., AGM, 5.00%, 4/1/2025	500	586

Rev., AGM, 5.00%, 4/1/2026	500	603

Cazenovia Central School District GO, BAN, 1.25%, 7/16/2021	13,000	13,042

Central Islip Union Free School District GO, TAN, 1.25%, 6/25/2021	24,000	24,076

Central Square Central School District GO, BAN, 1.25%, 11/19/2021	11,995	12,079

Cheektowaga Central School District GO, BAN, 1.25%, 11/19/2021	15,400	15,505

Chittenango Central School District Series 2020A, GO, BAN, 1.25%, 6/25/2021	13,400	13,436

City of Jamestown, Public Improvement

GO, 5.00%, 6/1/2021	475	480

GO, 5.00%, 6/1/2022	500	529

GO, 5.00%, 6/1/2023	525	577

GO, 5.00%, 6/1/2024	545	620

City of New York

Subseries G-4, GO, VRDO, LIQ: Barclays Bank plc, 0.02%, 3/9/2021 (c)	20,000	20,000

Subseries B-3, GO, VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	10,520	10,520

City of New York, Fiscal Year 2012 Series A, Subseries A-4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.02%, 3/9/2021 (c)	2,300	2,300

City of New York, Fiscal Year 2014 Series D, Subseries D-4, GO, VRDO, LOC: TD Bank NA, 0.03%, 3/1/2021 (c)	6,100	6,100

City of New York, Fiscal Year 2015

Subseries F-5, GO, VRDO, LIQ: Barclays Bank plc, 0.01%, 3/1/2021 (c)	8,425	8,425

Series F, Subseries F-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.03%, 3/9/2021 (c)	23,455	23,455

City of New York, Fiscal Year 2020 Series 2020-1, GO, 5.00%, 8/1/2026	1,300	1,587

City of New York, Fiscal Year 2021 Series A, Subseries A-1, GO, 5.00%, 8/1/2024	15,000	17,277

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

City of Rochester

Series I, GO, BAN, 2.50%, 3/4/2021	26,095	26,100

Series 2021-I, GO, BAN, 1.50%, 3/3/2022	41,355	41,871

City of Yonkers GO, RAN, 2.00%, 6/30/2021	45,000	45,233

Cold Spring Harbor Central School District GO, TAN, 1.25%, 6/25/2021	9,000	9,029

Commack Union Free School District GO, TAN, 1.25%, 6/25/2021	36,000	36,113

Connetquot Central School District of Islip GO, TAN, 1.25%, 6/25/2021	24,500	24,577

Copenhagen Central School District GO, BAN, 2.00%, 7/9/2021	5,700	5,731

County of Cattaraugus, Public Improvement Bonds GO, 2.00%, 5/15/2021	100	100

County of Erie GO, RAN, 3.00%, 6/24/2021	5,000	5,041

County of Suffolk, Longwood Central School District

GO, 5.00%, 6/15/2021	300	304

GO, TAN, 2.00%, 6/25/2021	11,000	11,061

County of Sullivan GO, TAN, 2.00%, 5/28/2021	9,500	9,536

East Islip Union Free School District

GO, TAN, 1.25%, 6/29/2021	19,000	19,060

Series 2020A, GO, BAN, 1.25%, 6/29/2021	7,487	7,509

Series 2020B, GO, BAN, 1.25%, 7/1/2021	12,860	12,901

Elwood Union Free School District GO, TAN, 1.25%, 6/25/2021	14,000	14,040

Floral Park-Bellerose Union Free School District

GO, 5.00%, 12/1/2021	450	466

GO, 5.00%, 12/1/2022	475	515

GO, 5.00%, 12/1/2023	495	559

GO, 5.00%, 12/1/2024	525	615

GO, 5.00%, 12/1/2025	550	666

Forestville Central School District Series 2020B, GO, BAN, 2.00%, 6/17/2021	3,061	3,075

Franklinville Central School District GO, BAN, 1.25%, 7/23/2021	5,100	5,116

Frewsburg Central School District GO, BAN, 1.25%, 7/13/2021	6,177	6,194

Guilderland Central School District Series 2020C, GO, BAN, 1.25%, 7/30/2021	17,500	17,566

Hampton Bays Union Free School District GO, TAN, 2.00%, 6/24/2021	11,000	11,059

Hauppauge Union Free School District GO, TAN, 1.25%, 6/25/2021	32,000	32,099

Hempstead Town Local Development Corp., Adelphi University Project

Rev., 4.00%, 2/1/2022	50	52

Rev., 4.00%, 2/1/2023	100	106

Rev., 4.00%, 2/1/2024	200	217

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Hempstead Union Free School District

GO, RAN, 1.50%, 6/30/2021	39,000	39,161

GO, BAN, 1.50%, 7/14/2021	25,900	26,018

Horseheads Central School District GO, BAN, 1.00%, 6/24/2021	61,695	61,828

Kinderhook Central School District GO, BAN, 1.25%, 7/23/2021	14,500	14,549

Long Island Power Authority, Electric System

Rev., 1.00%, 9/1/2025	25,000	25,244

Series 2020A, Rev., 5.00%, 9/1/2026	680	838

Maine-Endwell Central School District GO, RAN, 1.25%, 7/28/2021	8,000	8,032

Manchester-Shortsville Central School District GO, BAN, 1.25%, 6/29/2021	9,925	9,951

Marcellus Central School District GO, BAN, 2.00%, 7/16/2021	8,000	8,047

Mattituck-Cutchogue Union Free School District GO, TAN, 2.00%, 6/25/2021	8,500	8,546

Metropolitan Transportation Authority, Dedicated Tax Fund Series 2019A, Rev., BAN, 5.00%, 3/1/2022	20,500	21,446

Middleburgh Central School District GO, BAN, 1.25%, 7/16/2021	10,620	10,652

Morrisville-Eaton Central School District Series 2020B, GO, BAN, 1.50%, 6/25/2021	8,508	8,541

Mount Vernon City School District

GO, 5.00%, 12/1/2021	885	915

GO, 5.00%, 12/1/2022	1,965	2,121

New York City Housing Development Corp., Multi-Family Mortgage, West 26th Street Development Series 2011B, Rev., VRDO, 0.03%, 3/9/2021 (c)	2,570	2,570

New York City Industrial Development Agency, Queens Baseball Stadium Project

Rev., AGM, 5.00%, 1/1/2024	1,000	1,127

Rev., AGM, 5.00%, 1/1/2025	1,000	1,165

Rev., AGM, 5.00%, 1/1/2026	1,000	1,199

Rev., AGM, 5.00%, 1/1/2027	1,000	1,229

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series 21-A, Rev., 5.00%, 11/1/2021	46,070	47,555

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Subseries 2011A-4, Rev., VRDO, LIQ: Barclays Bank plc, 0.01%, 3/1/2021 (c)	13,300	13,300

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries B-3, Rev., VRDO, LIQ: Barclays Bank plc, 0.01%, 3/1/2021 (c)	8,985	8,985

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Series 1999A-1, Rev., VRDO, LIQ: TD Bank NA, 0.02%, 3/9/2021 (c)	30,300	30,300

New York City Water and Sewer System, Fiscal Year 2003

Subseries F1B, Rev., VRDO, LIQ: U.S. Bank NA, 0.02%, 3/9/2021 (c)	150	150

Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 0.04%, 3/9/2021 (c)	17,230	17,230

New York City Water and Sewer System, Second General Resolution Series BB-1A, Rev., VRDO, LIQ: State Street Bank & Trust, 0.02%, 3/1/2021 (c)	14,600	14,600

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2008 Subseries BB-1, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.02%, 3/9/2021 (c)	11,390	11,390

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series 2010CC, Rev., VRDO, LIQ: Barclays Bank plc, 0.02%, 3/9/2021 (c)	55,090	55,090

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series DD-1, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/1/2021 (c)	11,200	11,200

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2013

Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.02%, 3/9/2021 (c)	17,485	17,485

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 0.03%, 3/1/2021 (c)	23,600	23,600

New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015

Subseries BB-4, Rev., VRDO, LIQ: Barclays Bank plc, 0.01%, 3/1/2021 (c)	18,865	18,865

Series 2015BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.03%, 3/9/2021 (c)	5,680	5,680

New York State Dormitory Authority, City University System, CONS Fifth General Resolution Series 2008D, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	9,275	9,275

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,015

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Dormitory Authority, School Districts Financing Program Series 2019A, Rev., 5.00%, 10/1/2022	7,490	8,018

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2020B, Rev., RAN, 5.00%, 3/31/2021	83,695	84,037

New York State Dormitory Authority, State Sales Tax Series 2018C, Rev., 5.00%, 3/15/2025	400	471

New York State Housing Finance Agency Series 2009A, Rev., VRDO, LOC: FNMA, 0.02%, 3/9/2021 (c)	55,255	55,255

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 0.05%, 3/9/2021 (c)	46,100	46,100

New York State Housing Finance Agency, 8 East 102nd Street Housing Series 2010A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	40,445	40,445

New York State Housing Finance Agency, Service Contract Series 2003A-1, Rev., VRDO, LOC: Bank of America NA, 0.04%, 3/9/2021 (c)	120	120

New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,650	15,121

New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Tax-Exempt

Rev., 5.00%, 12/1/2021	1,000	1,034

Rev., 5.00%, 12/1/2022	750	809

Rev., 5.00%, 12/1/2023	800	892

Rev., 5.00%, 12/1/2024	800	917

Rev., 5.00%, 12/1/2025	500	587

Rev., 5.00%, 12/1/2026	750	902

Niagara Falls City School District Series 2020B, GO, BAN, 1.25%, 7/9/2021	29,000	29,088

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2021	1,540	1,545

Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	885

Niagara-Wheatfield Central School District GO, BAN, 2.00%, 6/29/2021	10,000	10,056

North Babylon Union Free School District GO, TAN, 1.25%, 6/24/2021	14,700	14,743

North Collins Central School District GO, BAN, 2.00%, 6/25/2021	7,880	7,914

North Shore Central School District GO, TAN, 1.25%, 6/24/2021	9,000	9,028

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Palmyra Macedon Central School District GO, BAN, 1.25%, 7/20/2021	12,500	12,541

Patchogue-Medford Union Free School District GO, TAN, 3.00%, 6/25/2021	5,000	5,043

Penfield Central School District GO, BAN, 1.25%, 6/29/2021	9,000	9,029

Penn Yan Central School District Series 2020B, GO, BAN, 1.25%, 7/16/2021	13,183	13,223

Plattsburgh City School District GO, BAN, 1.25%, 7/30/2021	5,500	5,520

Port Authority of New York and New Jersey, Consolidated Series 207, Rev., AMT, 5.00%, 9/15/2023	10,000	11,140

Putnam Valley Central School District Series 2020B, GO, BAN, 1.25%, 7/16/2021	14,185	14,234

Rhinebeck Central School District GO, BAN, 1.25%, 6/25/2021	12,152	12,178

Rondout Valley Central School District Accord GO, BAN, 2.00%, 6/30/2021	12,000	12,065

Roosevelt Union Free School District GO, TAN, 1.00%, 6/25/2021	4,000	4,007

Sachem Central School District GO, TAN, 1.25%, 6/24/2021	50,000	50,160

Schenectady City School District GO, BAN, 1.25%, 10/22/2021	31,755	31,971

Scotia-Glenville Central School District GO, BAN, 1.25%, 6/30/2021	14,000	14,040

Seaford Union Free School District GO, TAN, 1.25%, 6/24/2021	5,000	5,015

Silver Creek Central School District GO, BAN, 1.25%, 6/30/2021	14,825	14,866

South Jefferson Central School District GO, BAN, 2.00%, 6/30/2021	8,530	8,578

Town of Oyster Bay Series 2020A, GO, BAN, 2.00%, 3/12/2021	80,695	80,738

Town of Oyster Bay, Public Improvement

GO, 2.00%, 11/1/2021	415	419

GO, 4.00%, 11/1/2022	410	433

GO, 4.00%, 11/1/2023	1,000	1,093

GO, 4.00%, 11/1/2024	950	1,066

GO, 4.00%, 11/1/2025	495	569

Town of Oyster Bay, Water District Notes Series B, GO, 2.00%, 3/12/2021	49,190	49,215

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2005A, Rev., VRDO, LOC: Barclays Bank plc, 0.02%, 3/9/2021 (c)	21,445	21,445

Unadilla Valley Central School District GO, BAN, 2.00%, 7/9/2021	8,700	8,749

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Watertown Enlarged City School District GO, BAN, 1.50%, 6/29/2021	10,598	10,638

Webster Central School District GO, BAN, 1.00%, 6/30/2021	23,539	23,589

Wheatland Chili Central School District GO, BAN, 1.25%, 6/23/2021	9,080	9,095

Williamson Central School District GO, BAN, 1.25%, 7/16/2021	10,097	10,127

Wyandanch Union Free School District GO, TAN, 1.25%, 6/25/2021	15,000	15,036

Yorkshire-Pioneer Central School District GO, BAN, 1.25%, 6/29/2021	9,303	9,327

Total New York		1,948,774

North Carolina — 4.1%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.02%, 3/9/2021 (c)	21,840	21,840

City of Charlotte, 2003 Governmental Facilities Projects Series 2013G, COP, VRDO, LIQ: Wells Fargo Bank NA, 0.02%, 3/9/2021 (c)	51,905	51,905

City of Charlotte, Water and Sewer System Series B, Rev., VRDO, LIQ: Wells Fargo Bank NA, 0.02%, 3/9/2021 (c)	27,135	27,135

City of Raleigh Series 2016A, Rev., VRDO, LIQ: PNC Bank NA, 0.06%, 3/9/2021 (c)	8,895	8,895

City of Raleigh, Downtown Improvement Project

Series 2004A, COP, VRDO, LIQ: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	47,010	47,010

Series 2005-B-1, COP, VRDO, LIQ: PNC Bank NA, 0.06%, 3/9/2021 (c)	23,300	23,300

Columbus County Industrial Facilities and Pollution Control Financing Authority, International Paper Co. Project

Series 2019A, Rev., 2.00%, 10/1/2024 (c)	825	860

Series 2019B, Rev., 2.00%, 10/1/2024 (c)	825	860

Series 2020A, Rev., 1.37%, 6/16/2025 (c)	1,780	1,816

County of Buncombe Series 2014A, Rev., 5.00%, 6/1/2021	20	20

County of Harnett

Rev., 3.00%, 12/1/2021	2,015	2,057

Rev., 4.00%, 12/1/2022	1,700	1,812

Rev., 4.00%, 12/1/2023	1,650	1,815

Rev., 4.00%, 12/1/2024	1,000	1,129

Rev., 5.00%, 12/1/2025	1,000	1,202

North Carolina Medical Care Commission, Caromont Health Series 2021B, Rev., 5.00%, 2/1/2026 (c)	2,840	3,429

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued

North Carolina Medical Care Commission, Moses Cone Health System Series 2001A, Rev., VRDO, LIQ: BMO Harris Bank NA, 0.03%, 3/9/2021 (c)	26,170	26,170

North Carolina Turnpike Authority, Triangle Expressway System Rev., BAN, 5.00%, 2/1/2024	39,700	44,805

State of North Carolina, Build NC Programs, Limited Obligation

Series 2020B, Rev., 5.00%, 5/1/2021	5,125	5,166

Series 2020B, Rev., 5.00%, 5/1/2022	7,000	7,397

University of North Carolina, Hospital at Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 0.48%, 11/9/2022 (b)	3,750	3,759

Total North Carolina		282,382

North Dakota — 0.1%

County of Burleigh, St. Alexius Medical Center Project Series 2014A, Rev., 5.00%, 7/1/2021 (d)	3,895	3,952

Ohio — 3.4%

Akron Bath Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	129

American Municipal Power, Inc., Prairie State Energy Campus Project Series 2019A, Rev., 2.30%, 2/15/2022 (c)	10,000	10,066

City of Akron, Various Purpose

GO, 2.00%, 12/1/2022	565	580

GO, 2.00%, 12/1/2023	485	504

City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2021	285	289

City of Cleveland, Income Tax, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	285

City of Elyria, Limited Tax

Series 2019-2, GO, 4.00%, 12/1/2021	1,010	1,038

Series 2019-2, GO, 4.00%, 12/1/2022	935	996

City of Lorain, Limited Tax

Series 2020A, GO, 4.00%, 12/1/2021	220	226

Series 2020A, GO, 4.00%, 12/1/2022	280	296

Series 2020A, GO, 4.00%, 12/1/2023	300	327

Series 2020A, GO, 4.00%, 12/1/2024	250	279

City of Toledo, Capital Improvement

GO, AGM, 5.00%, 12/1/2021	1,275	1,320

GO, AGM, 5.00%, 12/1/2022	1,305	1,411

City of Whitehall Rev., 1.00%, 12/8/2021	3,810	3,828

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	95

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

County of Allen, Hospital Facilities, Catholic Health Partners Series 2012B, Rev., VRDO, 0.05%, 3/9/2021 (c)	50,865	50,865

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (c)	2,000	2,106

County of Franklin, Hospital Facilities Series 2009A, Rev., VRDO, LIQ: Barclays Bank plc, 0.03%, 3/9/2021 (c)	38,030	38,030

County of Ross, Adena Health System Obligated Group Project

Rev., 5.00%, 12/1/2021	335	346

Rev., 5.00%, 12/1/2022	355	383

Rev., 5.00%, 12/1/2023	490	547

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2016A, Rev., 5.00%, 7/1/2021	50	51

Euclid City School District

COP, 4.00%, 12/1/2023	70	77

COP, 4.00%, 12/1/2024	70	78

Franklin County, Hospital Facilities, OhioHealth Corp.

Series 2011C, Rev., VRDO, 0.02%, 3/9/2021 (c)	200	200

Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 0.46%, 11/15/2021 (b)	5,000	5,001

Lancaster Port Authority, Gas Supply Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 2/1/2025 (c)	5,000	5,791

Ohio Housing Finance Agency, Carnegie Tower Project Rev., FHA, 0.35%, 10/1/2022 (c)	10,200	10,220

Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2016A, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	73,645	73,645

State of Ohio, Capital Facilities Lease Appropriation Park and Recreation Improvement Fund Projects Series 2020B, Rev., VRDO, 0.02%, 3/9/2021 (c)	12,000	12,000

State of Ohio, Infrastructure Improvement Series A, GO, VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	1,985	1,985

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 0.17%, 3/9/2021 (c)	8,250	8,250

Village of Obetz, Various Purpose Rev., 5.00%, 12/1/2021	125	129

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued

Zanesville City School District, Unlimited Tax GO, 4.00%, 12/1/2021	595	611

Total Ohio		231,889

Oklahoma — 0.3%

Bryan County School Finance Authority, Durant Public Schools Project

Rev., 4.00%, 12/1/2021	140	144

Rev., 4.00%, 12/1/2022	190	202

Rev., 4.00%, 12/1/2023	155	169

Rev., 4.00%, 12/1/2024	165	185

City of Moore GO, 1.25%, 4/1/2022	1,550	1,566

Cleveland County Educational Facilities Authority, Lexington Public Schools Project

Rev., 4.00%, 9/1/2021	150	153

Rev., 4.00%, 9/1/2022	125	131

Rev., 4.00%, 9/1/2023	270	291

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2021	410	421

Rev., 4.00%, 12/1/2023	450	489

Elk City Industrial Authority Rev., 2.00%, 5/1/2023	140	144

Ellis County Educational Facilities Authority, Fargo-Gage Public Schools Project

Rev., 3.00%, 3/1/2022	725	744

Rev., 3.00%, 3/1/2023	730	766

Garvin County Educational Facilities Authority, Pernell Public Schools Project

Rev., 4.00%, 9/1/2021	125	127

Rev., 4.00%, 9/1/2022	135	142

Rev., 4.00%, 9/1/2023	110	119

Rev., 4.00%, 9/1/2024	160	178

Grady County School Finance Authority, Educational Facilities Lease, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2021	250	255

Rev., 4.00%, 9/1/2022	200	211

Rev., 4.00%, 9/1/2023	300	325

Rev., 4.00%, 9/1/2024	245	272

Kingfisher County Educational Facilities Authority, Lomega Public Schools Project

Rev., 3.00%, 3/1/2022	165	170

Rev., 3.00%, 3/1/2023	385	404

Rev., 3.00%, 3/1/2024	270	289

Muskogee Industrial Trust, Muskogee Public Schools Project Rev., 5.00%, 9/1/2023	900	992

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Oklahoma — continued

Oklahoma Development Finance Authority, Gilcrease Expressway West Project Rev., AMT, 1.63%, 7/6/2023	4,885	4,892

Oklahoma Housing Finance Agency, Central Oklahoma Portfolio Rev., 0.28%, 8/1/2022 (c)	2,500	2,503

Tulsa County Industrial Authority, Sand Springs Public Schools Project

Rev., 5.00%, 9/1/2021	325	333

Rev., 2.00%, 9/1/2022	125	128

Rev., 4.00%, 9/1/2023	175	188

Rev., 4.00%, 9/1/2024	435	479

Wagoner County School Development Authority, Wagoner Public Schools Project

Rev., 4.00%, 9/1/2021	225	229

Rev., 4.00%, 9/1/2023	525	565

Total Oklahoma		18,206

Oregon — 0.2%

County of Washington GO, 5.00%, 6/1/2021	1,875	1,897

County of Yamhill, Linfield University Project

Rev., 4.00%, 10/1/2021	165	168

Rev., 4.00%, 10/1/2022	250	260

Rev., 4.00%, 10/1/2023	435	465

Rev., 4.00%, 10/1/2024	425	463

Oregon State Facilities Authority, Linfield College Project Series 2015A, Rev., 5.00%, 10/1/2025 (d)	1,000	1,187

Salem-Keizer School District No. 24J

GO, 4.00%, 6/15/2021	175	177

GO, 5.00%, 6/15/2021	500	507

State of Oregon, Housing and Community Services Department Sha Rad Group II Apartment Projects Rev., 1.45%, 6/1/2022 (c)	3,350	3,404

State of Oregon, Variable Rate Veterans Welfare Bonds Series 2015P, GO, VRDO, LIQ: U.S. Bank NA, 0.03%, 3/9/2021 (c)	3,500	3,500

Total Oregon		12,028

Pennsylvania — 6.2%

Allegheny County Sanitary Authority, Sewer

Series 2020B, Rev., 3.00%, 6/1/2022	250	258

Series 2020A, Rev., 4.00%, 6/1/2024	300	334

Series 2020A, Rev., 4.00%, 6/1/2025	150	171

Series 2020B, Rev., 4.00%, 6/1/2025	210	239

Series 2020A, Rev., 5.00%, 6/1/2026	425	517

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Allentown City School District, Limited Tax GO, TRAN, 2.38%, 3/31/2021	3,150	3,150

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (e)	200	214

Ambridge Borough Water Authority

Rev., 4.00%, 11/15/2021	160	164

Rev., 4.00%, 11/15/2022	175	186

Rev., 4.00%, 11/15/2023	175	191

Apollo-Ridge School District

Series 2019A, GO, 2.00%, 9/1/2022	375	385

Series 2019A, GO, 4.00%, 9/1/2023	385	417

Series 2019A, GO, 4.00%, 9/1/2024	450	499

Armstrong School District

Series A, GO, 3.00%, 3/15/2021	230	230

Series B, GO, 3.00%, 3/15/2021	105	105

Series A, GO, 3.00%, 3/15/2022	235	241

Series B, GO, 3.00%, 3/15/2022	300	308

Series A, GO, 3.00%, 3/15/2023	240	252

Series B, GO, 3.00%, 3/15/2023	400	420

Berks County Municipal Authority (The), Tower Health Project

Series 2020A, Rev., 5.00%, 2/1/2022	500	516

Series 2020A, Rev., 5.00%, 2/1/2023	1,300	1,383

Series 2020A, Rev., 5.00%, 2/1/2024	425	463

Series 2020A, Rev., 5.00%, 2/1/2025	600	668

Series 2020A, Rev., 5.00%, 2/1/2026	1,015	1,147

Bethlehem Area School District GO, 5.00%, 10/15/2021	13,155	13,537

Big Beaver Falls Area School District, Unlimited Tax

GO, 4.00%, 3/15/2022	1,155	1,197

GO, 5.00%, 3/15/2023	1,200	1,303

Bucks County Industrial Development Authority, Grand View Hospital Project Series A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	7,200	7,200

Burgettstown Area School District

Series A, GO, 3.00%, 3/15/2022	100	102

Series A, GO, 4.00%, 3/15/2023	200	213

Carmichaels Area School District, Limited Tax

GO, 4.00%, 9/1/2022	190	199

GO, 4.00%, 9/1/2023	150	163

Charleroi Borough Authority Water System

Rev., AGM, 4.00%, 12/1/2021	225	231

Rev., AGM, 4.00%, 12/1/2022	165	175

Rev., AGM, 4.00%, 12/1/2023	225	246

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	97

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Chester County Health and Education Facilities Authority, Main Line Health System

Series 2020A, Rev., 3.00%, 9/1/2023	230	245

Series 2020A, Rev., 3.00%, 9/1/2024	215	234

Series 2020A, Rev., 5.00%, 9/1/2025	250	298

City of Altoona, Guaranteed Sewer

GO, AGM, 5.00%, 12/1/2021	265	274

GO, AGM, 5.00%, 12/1/2022	200	215

GO, AGM, 5.00%, 12/1/2023	300	335

City of Lebanon Authority, Green Bond

Rev., 4.00%, 12/15/2021	240	247

Rev., 4.00%, 12/15/2022	275	293

Rev., 4.00%, 12/15/2023	360	394

City of Philadelphia

Series 2009B, GO, VRDO, LOC: Barclays Bank plc, 0.02%, 3/9/2021 (c)	15,940	15,940

Series 2020-2021A, Rev., TRAN, 4.00%, 6/30/2021	30,250	30,631

Series 2012A, GO, 5.00%, 9/15/2021	45	46

Series 2019A, GO, 5.00%, 8/1/2022	4,755	5,055

Series 2017A, GO, 5.00%, 8/1/2026	6,030	7,363

City of Philadelphia, Airport System

Series 2020A, Rev., 5.00%, 7/1/2024	1,480	1,687

Series 2020A, Rev., 5.00%, 7/1/2025	1,550	1,820

Series 2020A, Rev., 5.00%, 7/1/2026	1,160	1,397

City of Philadelphia, Water and Wastewater Rev., 5.00%, 11/1/2022 (d)	1,465	1,582

City of Pittsburgh Series 2020A, GO, 5.00%, 9/1/2026	300	368

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., 5.00%, 6/1/2021	535	541

Conewago Valley School District Series 2013A, GO, 2.00%, 9/1/2022	570	571

Connellsville Area School District

Series A, GO, AGM, 2.00%, 5/15/2021	70	70

Series A, GO, AGM, 2.00%, 5/15/2022	70	72

Series A, GO, AGM, 2.00%, 5/15/2023	70	72

Cornell School District

GO, AGM, 2.00%, 9/1/2021	200	202

GO, AGM, 4.00%, 9/1/2022	200	210

County of Armstrong

GO, AGM, 3.00%, 6/1/2021	370	373

Series A, GO, 4.00%, 6/1/2021	230	232

GO, AGM, 4.00%, 6/1/2022	380	397

Series A, GO, 4.00%, 6/1/2022	430	450

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

GO, AGM, 4.00%, 6/1/2023	225	242

Series A, GO, 5.00%, 6/1/2023	225	247

GO, AGM, 4.00%, 6/1/2024	230	254

GO, AGM, 4.00%, 6/1/2025	240	272

County of Lackawanna

Series 2020A, GO, 3.00%, 3/15/2021	200	200

Series 2020A, GO, 4.00%, 3/15/2022	200	207

Series 2020B, GO, 4.00%, 9/1/2022	135	142

Series 2020A, GO, 4.00%, 3/15/2023	200	214

Series 2020B, GO, 4.00%, 9/1/2023	305	331

Series 2020A, GO, 4.00%, 3/15/2024	300	330

Series 2020B, GO, 4.00%, 9/1/2024	680	757

Series 2020A, GO, 4.00%, 3/15/2025	300	338

Series 2020B, GO, 4.00%, 9/1/2025	685	779

Series 2020B, GO, 4.00%, 9/1/2026	1,445	1,677

County of Somerset

GO, 2.00%, 10/1/2021	285	288

GO, 2.00%, 10/1/2022	340	348

GO, 2.00%, 10/1/2023	335	348

GO, 2.00%, 10/1/2024	300	314

County of York Series 2020A, GO, 5.00%, 6/1/2026	1,305	1,590

Dallas School District

GO, AGM, 4.00%, 10/15/2021	275	281

GO, AGM, 4.00%, 10/15/2022	300	315

GO, AGM, 5.00%, 10/15/2023	175	193

GO, AGM, 5.00%, 10/15/2024	325	371

East Stroudsburg Area School District GO, 3.00%, 9/1/2026	2,805	3,135

Emmaus General Authority Rev., VRDO, AGM, LIQ: Wells Fargo Bank NA, 0.03%, 3/9/2021 (c)	4,990	4,990

Iroquois School District

GO, 4.00%, 10/1/2021	300	306

GO, 4.00%, 10/1/2022	390	412

GO, 4.00%, 10/1/2023	200	218

Juniata County School District GO, AGM, 5.00%, 11/15/2021	185	191

Lackawanna County Industrial Development Authority, University of Scranton Rev., 5.00%, 11/1/2021	1,000	1,030

Lycoming County Water and Sewer Authority

Rev., AGM, 4.00%, 11/15/2021	245	251

Rev., AGM, 4.00%, 11/15/2022	200	212

Rev., AGM, 4.00%, 11/15/2023	150	163

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Mars Area School District

Series 2019B, GO, AGM, 5.00%, 9/1/2021	120	123

Series 2019B, GO, AGM, 5.00%, 9/1/2023	115	127

Middletown Township Sewer Authority

Rev., GTD, 4.00%, 10/1/2021	330	337

Rev., GTD, 4.00%, 10/1/2022	265	280

Rev., GTD, 4.00%, 10/1/2023	210	228

Montgomery County Higher Education and Health Authority, Arcadia University

Rev., 5.00%, 4/1/2022	300	313

Rev., 5.00%, 4/1/2023	300	323

Rev., 5.00%, 4/1/2024	300	332

Rev., 5.00%, 4/1/2025	250	284

Rev., 5.00%, 4/1/2026	165	192

Montgomery County Industrial Development Authority, Meadowood Senior Living Project Series A, Rev., 3.00%, 12/1/2021	250	253

Montour School District GO, 3.00%, 10/1/2023	200	212

Muncy School District GO, 4.00%, 5/15/2023	345	371

Municipality of Norristown Series 2020A, GO, 4.00%, 5/1/2023	6,000	6,245

Municipality of Penn Hills

Series A, GO, 3.00%, 12/1/2021	340	346

Series A, GO, 3.00%, 12/1/2022	345	360

Series A, GO, 3.00%, 12/1/2023	305	325

Neshannock Township School District

Series 2019AA, GO, 4.00%, 9/1/2021	100	102

Series 2019AA, GO, 4.00%, 9/1/2022	150	158

Series 2019AA, GO, 4.00%, 9/1/2023	200	217

New Castle Area School District

GO, 2.00%, 3/1/2021	755	755

GO, 3.00%, 3/1/2022	610	624

GO, 3.00%, 3/1/2023	1,000	1,044

GO, 4.00%, 3/1/2024	240	262

Northeast Bradford School District

GO, AGM, 2.00%, 6/1/2021	150	151

GO, AGM, 2.00%, 6/1/2022	320	326

GO, AGM, 3.00%, 6/1/2023	330	348

Northwestern Lehigh School District GO, 5.00%, 2/15/2023	680	740

Penn Hills School District

GO, 3.00%, 10/1/2022	1,725	1,798

GO, 4.00%, 10/1/2023	1,790	1,944

GO, 4.00%, 10/1/2024	1,855	2,065

GO, 5.00%, 10/1/2025	4,615	5,448

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Pennsylvania Economic Development Financing Authority, Exempt Facilities PSEG Power LLC Project Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	7,000	7,000

Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges, Messiah College Project Series 2001-14, Rev., 2.72%, 5/1/2021 (c) (d)	2,500	2,510

Pennsylvania Higher Educational Facilities Authority, State System of Higher Education

Series AX, Rev., AGM, 5.00%, 6/15/2021	5,935	6,014

Series AX, Rev., AGM, 5.00%, 6/15/2022	1,375	1,457

Pennsylvania Turnpike Commission

Series 2019-2, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	23,340	23,340

Series A, Rev., 5.00%, 12/1/2022	1,000	1,083

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 0.63%, 12/1/2023 (b)	18,000	18,091

Series 2020B, Rev., 5.00%, 12/1/2023	425	479

Series A, Rev., 5.00%, 12/1/2023	1,000	1,127

Series 2020B, Rev., 5.00%, 12/1/2024	450	526

Series 2020B, Rev., 5.00%, 12/1/2025	325	392

Series 2020B, Rev., 5.00%, 12/1/2026	400	496

Philadelphia Authority for Industrial Development Series B-2, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	7,785	7,785

Philadelphia Gas Works Co., 1998 General Ordinance Series A-2, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	20,300	20,300

Pittsburgh School District

GO, 5.00%, 9/1/2022	1,690	1,810

GO, 5.00%, 9/1/2023	1,810	2,015

Pittsburgh Water and Sewer Authority, First Lien Series A, Rev., 5.00%, 9/1/2022	250	267

Punxsutawney Area School District

Series 2020A, GO, AGM, 4.00%, 10/15/2021	315	322

Series 2020A, GO, AGM, 5.00%, 10/15/2022	290	312

Series 2020A, GO, AGM, 5.00%, 10/15/2023	250	280

Series 2020A, GO, AGM, 5.00%, 10/15/2024	150	173

School District of Philadelphia (The)

Series 2020-2021A, Rev., TRAN, 4.00%, 6/30/2021	71,120	72,029

Series 2019A, GO, 5.00%, 9/1/2021	800	818

Series 2019A, GO, 5.00%, 9/1/2022	1,050	1,122

Series 2019A, GO, 5.00%, 9/1/2023	1,050	1,161

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	99

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

School District of the City of Erie (The), Limited Tax

Series 2019B, GO, AGM, 5.00%, 4/1/2021	400	401

Series 2019B, GO, AGM, 5.00%, 4/1/2022	325	341

Series 2019B, GO, AGM, 5.00%, 4/1/2023	315	343

Selinsgrove Area School District

Series A, GO, 2.00%, 3/1/2021	5	5

Series B, GO, 3.00%, 3/1/2021	110	110

Series A, GO, 2.00%, 9/1/2021	125	126

Series A, GO, 2.00%, 3/1/2022	5	5

Series B, GO, 3.00%, 3/1/2022	130	134

Series A, GO, 2.00%, 9/1/2022	400	410

Series A, GO, 2.00%, 3/1/2023	5	5

Series B, GO, 3.00%, 3/1/2023	95	100

Series A, GO, 2.00%, 9/1/2023	585	607

Southcentral General Authority, Wellspan Health Obligated Group Series C, Rev., VRDO, LIQ: Bank of America NA, 0.06%, 3/9/2021 (c)	16,000	16,000

Southeastern Pennsylvania Transportation Authority

Rev., 5.00%, 6/1/2021	500	506

Rev., 5.00%, 6/1/2022	500	530

Rev., 5.00%, 6/1/2023	750	829

Rev., 5.00%, 6/1/2024	755	864

Rev., 5.00%, 6/1/2025	1,250	1,474

Rev., 5.00%, 6/1/2026	750	911

Sports and Exhibition Authority of Pittsburgh and Allegheny County, Sales Tax

Rev., AGM, 4.00%, 2/1/2022	1,125	1,163

Rev., AGM, 4.00%, 2/1/2023	1,500	1,602

Rev., AGM, 5.00%, 2/1/2026	1,995	2,389

Spring-Benner-Walker Joint Authority Series 2020A, Rev., 4.00%, 9/1/2024	440	489

State Public School Building Authority, Community College of Philadelphia Project

Series 2019A, Rev., AGM, 5.00%, 6/15/2021	295	299

Series 2019A, Rev., AGM, 5.00%, 6/15/2022	310	328

Steel Valley School District, Allegheny County, Pennsylvania Unlimited Tax

Series 2019B, GO, 3.00%, 11/1/2021	230	233

Series 2019B, GO, 4.00%, 11/1/2022	240	253

Series 2019B, GO, 4.00%, 11/1/2023	250	272

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

Steelton-Highspire School District, Limited Tax

GO, 4.00%, 11/15/2022	60	63

GO, 4.00%, 11/15/2023	85	93

Township of Butler

GO, 4.00%, 10/1/2021	475	485

GO, 5.00%, 10/1/2022	250	268

GO, 5.00%, 10/1/2023	260	289

GO, 5.00%, 10/1/2024	275	317

Township of East Pennsboro, Cumberland County

GO, 3.00%, 9/1/2021	190	193

GO, 3.00%, 9/1/2022	175	182

Township of Rostraver GO, AGM, 4.00%, 9/1/2021	100	102

University of Pittsburgh of the Commonwealth System of Higher Education

Rev., (SIFMA Municipal Swap Index Yield + 0.24%), 0.27%, 9/15/2021 (b)	11,510	11,511

Rev., (SIFMA Municipal Swap Index Yield + 0.36%), 0.39%, 2/15/2024 (b)	47,000	47,167

Upper Allegheny Joint Sanitary Authority

Series 2019A, Rev., AGM, 3.00%, 9/1/2021	285	289

Series 2019A, Rev., AGM, 4.00%, 9/1/2022	200	211

Series 2019A, Rev., AGM, 4.00%, 9/1/2023	215	233

Waynesboro Area School District, Franklin County

GO, 5.00%, 10/1/2021	580	596

GO, 5.00%, 10/1/2022	305	327

GO, 5.00%, 10/1/2023	320	357

Wilkes-Barre Area School District GO, 5.00%, 4/15/2023	115	125

Wyalusing Area School District

GO, AGM, 4.00%, 4/1/2021	375	376

GO, 3.00%, 4/1/2022	150	154

GO, AGM, 4.00%, 4/1/2022	315	327

GO, 3.00%, 4/1/2023	200	210

GO, AGM, 4.00%, 4/1/2023	400	429

GO, 3.00%, 4/1/2024	185	199

GO, 3.00%, 4/1/2025	200	218

GO, 3.00%, 4/1/2026	300	330

Total Pennsylvania		422,906

Rhode Island — 0.4%

City of East Providence, Anticipation Notes

Series 2021-1, GO, BAN, 2.00%, 6/17/2021	7,250	7,289

Series 2021-1, GO, TAN, 2.00%, 7/29/2021	5,500	5,542

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — continued

City of Pawtucket

Series 2019D, GO, AGM, 3.00%, 7/15/2021	125	126

Series 2019C, GO, AGM, 4.00%, 7/15/2021	185	188

Series 2019D, GO, AGM, 3.00%, 7/15/2022	210	218

Series 2019C, GO, AGM, 4.00%, 7/15/2022	210	221

Series 2019D, GO, AGM, 3.00%, 7/15/2023	70	74

Series 2019C, GO, AGM, 4.00%, 7/15/2023	380	411

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	16

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 0.01%, 3/1/2021 (c)	12,105	12,105

Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax

Series 2019A, Rev., 5.00%, 10/1/2021	300	308

Series 2019A, Rev., 5.00%, 10/1/2023	125	138

Total Rhode Island		26,636

South Carolina — 1.7%

Charleston County School District

GO, SCSDE, 5.00%, 3/1/2021	85,670	85,670

GO, SCSDE, 5.00%, 3/1/2024	3,000	3,419

Chester Sewer District, Wastewater System Improvement

Rev., 3.00%, 6/1/2021	110	110

Rev., 4.00%, 6/1/2023	75	81

County Square Redevelopment Corp., Greenville County, South Carolina Project Rev., BAN, 2.00%, 3/3/2022	7,000	7,126

Educational Facilities Authority, Wofford College Rev., 2.37%, 4/1/2022 (c)	500	510

Laurens County Water and Sewer Commission Rev., BAN, 1.38%, 7/1/2021 (d)	7,000	7,024

South Carolina Association of Governmental Organizations Series 2020C, COP, SCSDE, 2.00%, 3/1/2021	2,035	2,035

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes Series 2018A, Rev., 5.00%, 4/1/2021	500	501

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project Series A, Rev., 2.38%, 12/1/2024 (e)	600	608

South Carolina Jobs-Economic Development Authority, Woodlands at Furman Project Series 2020A, Rev., 4.00%, 11/15/2023	130	134

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — continued

South Carolina Transportation Infrastructure Bank Series 2003B, Rev., (ICE LIBOR USD 1 Month + 0.45%), 0.53%, 10/1/2022 (b)	9,905	9,912

Total South Carolina		117,130

South Dakota — 0.0% (g)

South Dakota Board of Regents, Housing and Auxiliary Facility System Rev., 5.00%, 4/1/2022	375	394

Tennessee — 1.8%

City of Memphis, General Improvement

Series 2020A, GO, 5.00%, 12/1/2021	875	906

Series 2020A, GO, 5.00%, 12/1/2022	2,035	2,207

Series 2020A, GO, 5.00%, 12/1/2023	2,135	2,405

Series 2020A, GO, 5.00%, 12/1/2024	2,245	2,619

Series 2020A, GO, 5.00%, 12/1/2025	2,210	2,661

County of Hamilton

Series 2020B, GO, 5.00%, 3/1/2022	3,255	3,412

Series 2020B, GO, 5.00%, 3/1/2023	3,270	3,579

Series 2020B, GO, 5.00%, 3/1/2024	3,355	3,818

County of Shelby, Public Improvement Series 2006B, GO, VRDO, 0.03%, 3/9/2021 (c)	5,015	5,015

Highlands Residential Services, Walnut Village Project Rev., GNMA COLL, 1.80%, 4/1/2021 (c)	1,000	1,001

Knox County Health Educational and Housing Facility Board, Clear Springs Apartments Project Rev., 1.80%, 5/1/2021 (c)	800	802

Knox County Health Educational and Housing Facility Board, Meadowbrook Apartments Project Rev., 1.50%, 7/1/2021 (c)	650	653

Lewisburg Industrial Development Board, Lewisburg Summit Apartments Rev., 1. 55%, 3/1/2022 (c)	1,900	1,928

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Rev., 3.00%, 10/1/2024	425	434

Metropolitan Government of Nashville and Davidson County

Series 2021A, GO, 5.00%, 7/1/2021	32,415	32,940

Series 2021A, GO, 5.00%, 7/1/2022	17,075	18,182

Series 2021C, GO, 5.00%, 1/1/2024	10,000	11,316

Series 2021A, GO, 5.00%, 7/1/2024	4,350	5,010

Series 2021A, GO, 5.00%, 7/1/2025	3,000	3,572

Series 2021A, GO, 5.00%, 7/1/2026	600	737

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	101

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — continued

Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019B-1, Rev., 4.00%, 12/1/2026	10,000	9,898

Tennergy Corp. Series 2019A, Rev., LIQ: Royal Bank of Canada, 5.00%, 10/1/2024 (c)	10,000	11,483

Tennessee Energy Acquisition Corp., Gas Project Series 2017A, Rev., 4.00%, 5/1/2021	730	735

Total Tennessee		125,313

Texas — 8.4%

Arlington Higher Education Finance Corp., Trinity Basin Preparatory, Inc.

Rev., PSF-GTD, 3.00%, 8/15/2022	635	661

Rev., PSF-GTD, 3.00%, 8/15/2023	655	695

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	231

Series 2018C, Rev., 5.00%, 8/1/2025	200	238

Austin Community College District, Combined Fee

Rev., 5.00%, 2/1/2022	165	172

Rev., 5.00%, 2/1/2023	170	185

Austin Independent School District, Unlimited Tax Series 2013A, GO, PSF-GTD, 5.00%, 8/1/2021 (d)	30	31

Avery Ranch Road District No. 1, Unlimited Tax

GO, 3.00%, 8/15/2022	615	639

GO, 3.00%, 8/15/2023	810	859

Big Oaks Municipal Utility District, Waterworks and Sewer System

GO, AGM, 3.00%, 3/1/2021	335	335

GO, AGM, 3.00%, 3/1/2022	345	355

GO, AGM, 3.00%, 3/1/2023	905	949

Board of Regents of the University of Texas System, Financing System

Series 2007B, Rev., VRDO, LIQ: University of Texas Investment Management Co. (The), 0.01%, 3/9/2021 (c)	7,030	7,030

Series 2008B, Rev., VRDO, LIQ: University of Texas Investment Management Co. (The), 0.01%, 3/9/2021 (c)	4,495	4,495

Series 2016D, Rev., 5.00%, 8/15/2021	25	26

Bridgestone Municipal Utility District, Unlimited Tax

Series A, GO, AGM, 2.00%, 5/1/2021	1,480	1,484

Series A, GO, AGM, 2.00%, 5/1/2022	110	112

Series A, GO, AGM, 3.00%, 5/1/2023	85	89

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Brushy Creek Municipal Utility District, Unlimited Tax

GO, 3.00%, 6/1/2021	200	202

GO, 3.00%, 6/1/2022	235	243

GO, 3.00%, 6/1/2023	250	262

Central Texas Regional Mobility Authority, Subordinated Lien

Rev., BAN, 4.00%, 1/1/2022	2,455	2,480

Series 2020F, Rev., BAN, 5.00%, 1/1/2025	6,430	7,320

City of Austin, Airport System

Rev., AMT, 5.00%, 11/15/2022	4,250	4,580

City of Austin, Public Improvement

GO, 5.00%, 9/1/2021	30	31

City of Galveston, Certificates of Obligation

GO, 3.00%, 5/1/2021	130	131

GO, 4.00%, 5/1/2022	590	616

City of Houston, Combined Utility System, First Lien

Series 2004B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.03%, 3/9/2021 (c)	9,000	9,000

Series 2012A, Rev., VRDO, LIQ: TD Bank NA, 0.03%, 3/9/2021 (c)	27,250	27,250

Series B-2, Rev., VRDO, LOC: Citibank NA, 0.03%, 3/9/2021 (c)	22,500	22,500

City of Irving, Hotel Occupancy, Occupancy Tax

Rev., 5.00%, 8/15/2021	25	25

Rev., 5.00%, 8/15/2022	50	52

Rev., 5.00%, 8/15/2023	50	53

City of Kennedy, Certificates of Obligation

GO, 4.00%, 5/1/2021	130	131

GO, 4.00%, 5/1/2022	120	125

GO, 4.00%, 5/1/2023	125	134

City of Laredo, Waterworks and Sewer System

Rev., 5.00%, 3/1/2021	125	125

City of Paso, Certificates of Obligation

GO, 5.00%, 8/15/2022	400	428

GO, 5.00%, 8/15/2023	515	574

GO, 5.00%, 8/15/2024	700	809

City of Paso, Improvement Bond

Series 2020A, GO, 5.00%, 8/15/2021	600	613

Series 2020A, GO, 5.00%, 8/15/2024	275	318

City of Port Arthur

GO, AGM, 3.00%, 2/15/2022	765	785

GO, AGM, 5.00%, 2/15/2023	910	990

City of Port Arthur, Combination Tax

Series 2020A, GO, AGM, 4.00%, 2/15/2022	350	363

Series 2020A, GO, AGM, 4.00%, 2/15/2023	365	389

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series 2020A, GO, AGM, 5.00%, 2/15/2024	380	429

Series 2020A, GO, AGM, 5.00%, 2/15/2025	400	466

City of Sulphur Springs

GO, AGM, 3.00%, 9/1/2021	100	101

GO, AGM, 3.00%, 9/1/2022	520	541

City of Universal City, Improvement Bonds

GO, 4.00%, 8/15/2021	140	143

GO, 4.00%, 8/15/2022	145	153

GO, 2.00%, 8/15/2023	230	238

Clear Brook City Municipal Utility District, Unlimited Tax GO, AGM, 2.10%, 2/1/2023	450	462

Clint Independent School District, Unlimited Tax

GO, PSF-GTD, 5.00%, 8/15/2025 (d)	1,000	1,194

County of Bexar, Tax Exempt Venue Project

Rev., 5.00%, 8/15/2022	275	290

Rev., 5.00%, 8/15/2023	275	300

County of Kaufman, Limited Tax

Series 2020A, GO, 5.00%, 2/15/2022	250	261

Series 2020A, GO, 5.00%, 2/15/2023	110	120

Series 2020A, GO, 5.00%, 2/15/2024	125	142

Series 2020A, GO, 5.00%, 2/15/2025	130	153

County of Kaufman, Unlimited Tax

GO, 5.00%, 2/15/2023	155	169

GO, 5.00%, 2/15/2024	210	238

GO, 5.00%, 2/15/2025	255	299

County of La Salle, Combination Tax and Limited Pledge GO, AGM, 5.00%, 3/1/2021	345	345

County of La Salle, Unlimited Tax GO, AGM, 5.00%, 3/1/2021	2,135	2,135

County of Montgomery, Limited Tax GO, 5.00%, 3/1/2026	7,890	9,491

Cuero Independent School District, Unlimited Tax GO, PSF-GTD, 5.00%, 8/15/2021	100	102

Cypress Hill Municipal Utility District No. 1, Unlimited Tax

GO, 2.00%, 9/1/2021	290	292

GO, 2.00%, 9/1/2022	190	195

GO, 3.00%, 9/1/2023	270	285

Cypress-Fairbanks Independent School District, Unlimited Tax

Series 2020A, GO, PSF-GTD, 4.00%, 2/15/2022	4,430	4,590

Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2023	5,000	5,460

Series 2020A, GO, PSF-GTD, 5.00%, 2/15/2024	10,000	11,365

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Duncanville Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2026	8,335	9,689

Florence Independent School District

GO, PSF-GTD, 3.00%, 8/15/2026	230	237

GO, PSF-GTD, 3.00%, 8/15/2027	115	119

Fort Bend County Levee Improvement District No. 11 GO, AGM, 3.00%, 9/1/2023	400	423

Fort Bend County Municipal Utility District No. 116, Unlimited Tax

GO, 3.00%, 9/1/2021	330	334

GO, 3.00%, 9/1/2022	460	478

GO, 3.00%, 9/1/2023	450	477

Fort Bend County Municipal Utility District No. 151, Unlimited Tax GO, 3.00%, 9/1/2021	190	193

Grand Parkway Transportation Corp., System Toll Series 2013B, Rev., 5.00%, 10/1/2023 (d)	21,060	23,631

Greenhawe Water Control and Improvement District No. 2

GO, AGM, 3.00%, 9/1/2022	190	197

GO, AGM, 3.00%, 9/1/2023	200	212

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Series 2016D, Rev., VRDO, 0.04%, 3/9/2021 (c)	3,995	3,995

Series 2019F, Rev., VRDO, 0.04%, 3/9/2021 (c)	18,300	18,300

Series 2019A, Rev., 5.00%, 12/1/2021	1,750	1,812

Series 2019C, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 0.45%, 12/1/2022 (b)	10,000	9,967

Series 2019A, Rev., 5.00%, 12/1/2022	1,700	1,840

Series 2019A, Rev., 5.00%, 12/1/2023	2,230	2,504

Series 2019C-2, Rev., (SIFMA Municipal Swap Index Yield + 0.57%), 0.60%, 12/4/2024 (b)	9,000	8,959

Series 2020C-3, Rev., 5.00%, 12/1/2026 (c)	5,000	6,150

Harris County Fresh Water Supply District No. 61

GO, AGM, 4.00%, 9/1/2023	445	483

GO, AGM, 3.00%, 9/1/2024	695	749

Harris County Municipal Utility District No. 096

GO, 2.00%, 9/1/2021	185	186

GO, 2.00%, 9/1/2023	195	202

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	103

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Harris County Municipal Utility District No. 152

GO, AGM, 3.00%, 8/1/2022	280	291

GO, AGM, 3.00%, 8/1/2023	400	422

Harris County Municipal Utility District No. 157 GO, AGM, 3.00%, 3/1/2023	425	446

Harris County Municipal Utility District No. 276

GO, 3.00%, 9/1/2022	365	379

GO, 3.00%, 9/1/2023	745	789

Harris County Municipal Utility District No. 281

GO, 2.00%, 9/1/2021	130	131

GO, 2.00%, 9/1/2022	300	307

GO, 2.00%, 9/1/2023	305	317

Harris County Municipal Utility District No. 374

GO, 3.00%, 9/1/2021	100	101

GO, 3.00%, 9/1/2022	145	151

GO, 3.00%, 9/1/2023	115	121

Harris County Municipal Utility District No. 391

GO, 3.00%, 9/1/2021	375	380

GO, 3.00%, 9/1/2023	400	422

Harris County Municipal Utility District No. 419

GO, 3.00%, 9/1/2021	70	71

GO, 3.00%, 9/1/2022	175	182

GO, 3.00%, 9/1/2023	455	482

Harris County Municipal Utility District No. 55

GO, 3.00%, 2/1/2022	260	266

GO, 3.00%, 2/1/2023	785	821

Harris County Toll Road Authority (The), Senior Lien Series A, Rev., 5.00%, 8/15/2021	1,500	1,533

Harris County Water Control and Improvement District No. 119

GO, AGM, 2.00%, 10/1/2021	835	843

GO, AGM, 3.00%, 10/1/2022	365	379

GO, AGM, 3.00%, 10/1/2023	375	398

Houston Higher Education Finance Corp., Rice University Project Series 2010B, Rev., VRDO, 0.02%, 3/9/2021 (c)	1,700	1,700

Hunters Glen Municipal Utility District, Waterworks and Sewer System

Series 2019A, GO, AGM, 2.00%, 4/1/2021	110	110

Series 2019A, GO, AGM, 2.00%, 4/1/2022	330	336

Series 2019A, GO, AGM, 2.00%, 4/1/2023	595	612

La Joya Independent School District, Maintenance Tax

GO, AGM, 4.00%, 2/15/2022	390	404

GO, AGM, 4.00%, 2/15/2023	420	448

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	129

Lower Colorado River Authority, LCRA Transmission Services Corp. Project

Rev., 5.00%, 5/15/2025	4,000	4,717

Rev., 5.00%, 5/15/2026	3,500	4,255

Rev., 5.00%, 5/15/2027	1,535	1,912

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Rev., VRDO, 0.02%, 3/1/2021 (c)	7,200	7,200

Lytle Independent School District, Unlimited Tax GO, PSF-GTD, 4.00%, 2/15/2028	255	304

Matagorda County Navigation District No. 1, Pollution Control, Central Power and Light Co. Project. Rev., AMT, 0.90%, 9/1/2023 (c)	3,750	3,748

McLennan County Junior College District

Rev., AGM, 3.00%, 4/15/2021	350	351

Rev., AGM, 3.00%, 4/15/2022	100	103

Metropolitan Transit Authority of Harris County Sales and Use Tax Series 2016A, Rev., 5.00%, 11/1/2024	6,290	7,318

Montgomery County Municipal Utility District No. 94, Unlimited Tax

GO, 2.00%, 10/1/2021	60	60

GO, 2.00%, 10/1/2022	185	190

GO, 2.00%, 10/1/2023	185	192

New Caney Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 3.00%, 8/15/2021 (c)	1,500	1,519

New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project

Series 2020A, Rev., 2.10%, 1/1/2023	90	89

Series 2020A, Rev., 2.20%, 1/1/2024	180	177

Series 2020A, Rev., 2.25%, 1/1/2025	315	306

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project

Rev., 5.00%, 10/1/2021	1,425	1,441

Rev., 5.00%, 10/1/2022	1,495	1,537

North Texas Tollway Authority System, Second Tier

Series B, Rev., 4.00%, 1/1/2022	800	825

Series B, Rev., 5.00%, 1/1/2023	5,000	5,415

Series B, Rev., 5.00%, 1/1/2024	5,500	6,189

Northside Independent School District, School Building, Unlimited Tax GO, PSF-GTD, 2.00%, 6/1/2021 (c)	3,035	3,049

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Northwest Harris County Municipal Utility District No. 19, Unlimited Tax

GO, AGM, 2.00%, 10/1/2021	100	101

GO, AGM, 2.00%, 10/1/2022	100	102

GO, AGM, 2.00%, 10/1/2023	105	108

Pecan Grove Municipal Utility District, Unlimited Tax

GO, 4.00%, 9/1/2021	560	570

GO, AGM, 3.00%, 9/1/2022	195	203

GO, 4.00%, 9/1/2022	710	749

GO, AGM, 3.00%, 9/1/2023	345	366

GO, 4.00%, 9/1/2023	740	804

GO, AGM, 3.00%, 9/1/2024	600	648

Permanent University Fund — University of Texas System

Series 2008A, Rev., VRDO, 0.01%, 3/9/2021 (c)	36,515	36,515

Series 2008A, Rev., VRDO, LIQ: University of Texas Investment Management Co. (The), 0.01%, 3/9/2021 (c)	31,595	31,595

Plano Independent School District, Unlimited Tax School Building GO, PSF-GTD, 5.00%, 2/15/2025	1,140	1,342

Robstown Independent School District, Unlimited Tax

GO, PSF-GTD, 2.00%, 2/15/2022	325	331

GO, PSF-GTD, 3.00%, 2/15/2023	650	682

GO, PSF-GTD, 3.00%, 2/15/2024	360	386

Sienna Plantation Municipal Utility District No. 3, Unlimited Tax

GO, 2.00%, 3/1/2021	200	200

GO, 2.00%, 3/1/2022	225	229

GO, 2.00%, 3/1/2023	185	190

Socorro Independent School District, Unlimited Tax Series 2014A, GO, PSF-GTD, 5.00%, 8/15/2024 (d)	2,385	2,763

State of Texas Rev., TRAN, 4.00%, 8/26/2021	119,090	121,335

State of Texas, Veterans

GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 0.06%, 3/9/2021 (c)	17,585	17,585

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/9/2021 (c)	11,730	11,730

State of Texas, Veterans Housing Assistance Program Series 2008 B, GO, VRDO, LIQ: State Street Bank & Trust, 0.06%, 3/9/2021 (c)	5,825	5,825

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System

Series 2008 A, Rev., VRDO, 0.03%, 3/9/2021 (c)	17,125	17,125

Series 2008-C, Rev., VRDO, 0.03%, 3/9/2021 (c)	1,175	1,175

Tarrant Regional, Water Control and Improvement District, Water System Series 2020C, Rev., 4.00%, 3/1/2022	3,325	3,453

Texas A&M University, Financing System Series 2013B, Rev., 5.00%, 5/15/2023 (d)	18,515	20,428

Town of Horizon City, Combination Limited Tax

GO, AGM, 3.00%, 8/15/2021	300	304

GO, AGM, 3.00%, 8/15/2022	170	176

GO, AGM, 4.00%, 8/15/2023	230	250

Travis County Municipal Utility District No. 4, Unlimited Contract Tax

Series 2019A, GO, AGM, 2.00%, 9/1/2022	410	420

Series 2019A, GO, AGM, 3.00%, 9/1/2023	650	687

Travis County Water Control and Improvement District No. 17, Texas Steiner Ranch Defined Area Unlimited Tax

GO, 3.00%, 5/1/2024	400	429

GO, 4.00%, 5/1/2025	300	338

GO, 4.00%, 5/1/2026	280	321

Williamson County Municipal Utility District No. 11, Unlimited Tax

GO, AGM, 4.00%, 8/1/2021	140	142

GO, AGM, 4.00%, 8/1/2022	110	116

Total Texas		573,802

Utah — 0.1%

City of Lehi, Electric Utility Rev., 5.00%, 6/1/2021	75	76

City of Murray, Sales Tax Rev., 4.00%, 11/15/2021	150	154

County of Utah, IHC Health Services, Inc. Series 2016D, Rev., VRDO, LIQ: U.S. Bank NA, 0.03%, 3/9/2021 (c)	5,000	5,000

Utah Charter School Finance Authority, Summit Academy Incorporated

Series A, Rev., 5.00%, 4/15/2021	40	40

Series A, Rev., 5.00%, 4/15/2022	35	37

Series A, Rev., 5.00%, 4/15/2023	85	92

Utah Charter School Finance Authority, Utah Charter Academies Project Rev., 4.00%, 10/15/2021	305	312

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	105

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utah — continued

Utah Infrastructure Agency, Tax-Exempt Telecommunications

Rev., 3.00%, 10/15/2023	60	63

Rev., 3.00%, 10/15/2025	125	136

Utah Transit Authority, Subordinate Sales Tax Series 2015A, Rev., 5.00%, 6/15/2025 (d)	1,050	1,248

Total Utah		7,158

Vermont — 0.1%

Vermont Educational and Health Buildings Financing Agency, Fletcher Allen Health Series A, Rev., VRDO, LOC: TD Bank NA, 0.03%, 3/9/2021 (c)	10,000	10,000

Virginia — 2.5%

Chesapeake Economic Development Authority, Virginia Electric and Power Co. Project Series 2008A, Rev., 1.90%, 6/1/2023 (c)	4,250	4,353

Chesapeake Hospital Authority, Regional Medical Center

Rev., 5.00%, 7/1/2023	925	1,017

Rev., 5.00%, 7/1/2024	885	1,006

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,498

County of Fairfax, Public Improvement Series 2021A, GO, 4.00%, 10/1/2023	2,740	3,000

Fairfax County Economic Development Authority, Smithsonian Institution Issue Series A, Rev., VRDO, LIQ: Northern Trust Co., 0.03%, 3/9/2021 (c)	22,425	22,425

Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project

Series 2016C, Rev., VRDO, 0.03%, 3/9/2021 (c)	13,775	13,775

Series 2018C, Rev., VRDO, 0.03%, 3/9/2021 (c)	49,305	49,305

Halifax County Industrial Development Authority, Electric and Power Company Project Series 2010A, Rev., VRDO, 0.45%, 4/1/2022 (c)	8,000	8,000

Loudoun County Economic Development Authority, Howard Hughes Medical Institute

Series 2003B, Rev., VRDO, 0.03%, 3/9/2021 (c)	18,650	18,650

Series 2003E, Rev., VRDO, 0.03%, 3/9/2021 (c)	5,710	5,710

Series 2003F, Rev., VRDO, 0.03%, 3/9/2021 (c)	4,050	4,050

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Norfolk Economic Development Authority, Sentara Healthcare Series 2016A, Rev., VRDO, 0.03%, 3/9/2021 (c)	3,135	3,135

Peninsula Ports Authority, Dominion Terminal Associates Project — DETC Issue Rev., 1.70%, 10/1/2022 (c)	1,550	1,567

Rockingham County Economic Development Authority, Sunnyside Presbyterian Home

Series 2020A, Rev., 4.00%, 12/1/2021	270	275

Series 2020A, Rev., 4.00%, 12/1/2022	295	309

Series 2020A, Rev., 4.00%, 12/1/2023	100	107

Virginia Commonwealth Transportation Board, Capital Projects Rev., 5.00%, 5/15/2021	5,000	5,049

Virginia Commonwealth Transportation Board, Federal Transportation Series B-G, Rev., GAN, 5.00%, 3/15/2021	25	25

Wise County Industrial Development Authority, Electric and Power Co. Project Series 2009A, Rev., 0.75%, 9/2/2025 (c)	21,000	20,811

York County Economic Development Authority, Electric and Power Company Project Series 2009A, Rev., 1.90%, 6/1/2023 (c)	8,000	8,197

Total Virginia		172,264

Washington — 1.1%

Chelan County Public Utility District No.1 Series 2008B, Rev., VRDO, LIQ: Barclays Bank plc, 0.03%, 3/9/2021 (c)	2,350	2,350

City of Seattle, Municipal Light and Power Improvement Rev., 5.00%, 9/1/2021	20	21

Douglas County Public Utility District No. 1, Wells Hydro Electric Series B, Rev., 4.00%, 9/1/2021	25	26

King County Housing Authority, Highland Village Project

Rev., 4.00%, 1/1/2022	120	124

Rev., 4.00%, 1/1/2023	100	106

Rev., 5.00%, 1/1/2024	120	134

King County School District No. 407 Riverview, Unlimited Tax GO, 4.00%, 12/1/2023	500	548

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2021	75	77

Port of Tacoma, Subordinate Lien Series 2008B, Rev., VRDO, LOC: Bank of America NA, 0.03%, 3/9/2021 (c)	29,980	29,980

Snohomish County School District No. 15 Edmonds, Unlimited Tax GO, 5.00%, 12/1/2021	330	342

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

State of Washington, Motor Vehicle Fuel Tax, Senior 520 Corridor Program-Toll Revenue Series 2012C, GO, 5.00%, 6/1/2041	12,455	12,602

Washington Health Care Facilities Authority, Catholic Health Initiatives Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 1.43%, 1/1/2025 (b)	10,000	10,064

Washington Health Care Facilities Authority, Commonspirit Health Series B-1, Rev., 5.00%, 8/1/2024 (c)	11,000	12,245

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,284

Washington State Housing Finance Commission, Transforming Age Projects Series 2019B, Rev., 2.38%, 1/1/2026 (e)	3,500	3,480

Total Washington		73,383

West Virginia — 0.2%

Berkeley County Board of Education

GO, 3.00%, 5/1/2021	395	397

GO, 4.00%, 5/1/2022	600	625

GO, 5.00%, 5/1/2025	360	421

West Virginia Economic Development Authority, Solid Waste Disposal Facilities, Appalachian Power Company — Amos Project

Series 2009A, Rev., 2.63%, 6/1/2022 (c)	3,805	3,898

Series 2011A, Rev., AMT, 1.00%, 9/1/2025 (c)	5,650	5,659

West Virginia State School Building Authority, Lottery Capital Improvement Series 2016A, Rev., 5.00%, 7/1/2026	1,520	1,801

Total West Virginia		12,801

Wisconsin — 2.4%

Big Foot Union High School District

GO, 4.00%, 3/1/2021	130	130

GO, 4.00%, 3/1/2022	100	104

GO, 4.00%, 3/1/2023	115	123

City of Fort Atkinson

GO, 3.00%, 2/1/2022	120	123

GO, 4.00%, 2/1/2023	230	246

City of Kaukauna, Sanitary Sewer System Series 2019C, Rev., BAN, 2.63%, 9/1/2024	510	525

City of Kaukauna, Storm Water System Series 2019D, Rev., BAN, 2.63%, 9/1/2024	660	679

City of Middletown, Promissory Notes GO, 3.00%, 3/1/2021	355	355

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

City of Milwaukee Series 2020M8, Rev., RAN, 2.00%, 7/1/2021	68,900	69,324

City of Milwaukee, Promissory Notes

Series 2015N2, GO, 4.00%, 3/15/2024	1,955	2,153

Series 2017N4, GO, 5.00%, 4/1/2024	3,045	3,446

City of Oak Creek

GO, 3.00%, 4/1/2021	335	336

GO, 3.00%, 4/1/2022	135	139

GO, 3.00%, 4/1/2023	180	189

City of Racine

Series 2019B, GO, 4.00%, 6/1/2021	120	121

Series 2019B, GO, 4.00%, 12/1/2021	165	170

Series 2019B, GO, 4.00%, 12/1/2022	145	154

Series 2019B, GO, 5.00%, 12/1/2023	125	140

City of Shawano, Promissory Notes

GO, 3.00%, 4/1/2021	250	250

GO, 3.00%, 4/1/2022	140	144

GO, 3.00%, 4/1/2023	150	158

City of Watertown, Promissory Notes

GO, 3.00%, 6/1/2023	125	132

GO, 3.00%, 6/1/2024	425	459

City of Waukesha, Promissory Notes

Series 2019C, GO, 3.00%, 10/1/2021	450	457

Series 2019C, GO, 3.00%, 10/1/2022	425	444

Series 2019C, GO, 3.00%, 10/1/2023	350	373

County of Douglas GO, 5.00%, 2/1/2022	520	543

County of Manitowoc

GO, AGM, 3.00%, 4/1/2021	350	351

GO, AGM, 3.00%, 4/1/2022	875	900

GO, AGM, 3.00%, 11/1/2022	50	52

GO, AGM, 3.00%, 4/1/2023	895	940

GO, AGM, 3.00%, 11/1/2023	150	159

GO, AGM, 4.00%, 4/1/2024	680	751

County of Rusk

GO, 3.00%, 3/1/2021	200	200

GO, 3.00%, 3/1/2022	130	134

GO, 3.00%, 3/1/2023	260	273

GO, 3.00%, 3/1/2024	270	289

Eleva-Strum School District GO, 3.00%, 4/1/2021	450	451

Gale-Ettrick-Trempealeau School District

GO, 2.00%, 4/1/2021	50	50

GO, 2.00%, 4/1/2022	105	107

GO, 2.00%, 4/1/2023	130	134

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	107

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — continued

Gibraltar Area School District, Promissory Notes

GO, 4.00%, 3/1/2021	700	700

GO, 4.00%, 3/1/2022	315	327

Lakeshore Technical College District

Series 2019A, GO, 3.00%, 3/1/2022	75	77

Series 2019A, GO, 3.00%, 3/1/2023	110	116

Series 2019A, GO, 3.00%, 3/1/2024	405	435

Milwaukee Redevelopment Authority, Milwaukee Public Schools Rev., 4.00%, 11/15/2021	55	56

Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	425

PMA Levy and Aid Anticipation Notes Program

Series 2020B, Rev., 3.00%, 7/23/2021	1,100	1,113

Series 2020A, Rev., 3.00%, 10/22/2021	17,200	17,513

Series 2020B, Rev., 3.00%, 10/22/2021	10,000	10,182

Poynette School District

GO, 3.00%, 4/1/2021	100	100

GO, 3.00%, 4/1/2022	340	350

GO, 3.00%, 4/1/2023	265	279

Randall Consolidated School Joint No. 1 GO, 4.00%, 3/1/2021	175	175

River Falls School District

GO, 3.00%, 4/1/2023	2,505	2,648

GO, 3.00%, 4/1/2024	1,715	1,853

GO, 3.00%, 4/1/2025	1,770	1,948

GO, 3.00%, 4/1/2026	1,830	2,046

Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	4,886

Village of Menomonee Falls, Promissory Note Series A, GO, 3.00%, 6/1/2021	270	272

Village of Mount Pleasant, Promissory Notes

Series 2019A, GO, 3.00%, 3/1/2021	285	285

Series 2019A, GO, 3.00%, 3/1/2022	265	272

Series 2019A, GO, 5.00%, 3/1/2023	380	415

Wisconsin Department of Transportation

Series 2012-1, Rev., 5.00%, 7/1/2021	15	16

Series 2012-1, Rev., 5.00%, 7/1/2021 (d)	10	10

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group

Series 2018C-1, Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 0.38%, 7/28/2021 (b)	21,865	21,866

Series 2018B-2, Rev., 5.00%, 1/25/2023 (c)	5,750	6,242

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc. Series 2017A, Rev., 5.00%, 9/1/2021 (d)	160	163

Wisconsin Health and Educational Facilities Authority, Hmong American Peace Academy

Rev., 4.00%, 3/15/2022	110	113

Rev., 4.00%, 3/15/2023	120	126

Rev., 4.00%, 3/15/2024	120	129

Rev., 4.00%, 3/15/2025	125	136

Wisconsin Health and Educational Facilities Authority, St. Camillus Health System Series 2019B-3, Rev., 2.25%, 11/1/2026	4,000	3,994

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2021	130	130

GO, AGM, 4.00%, 3/1/2022	260	269

GO, AGM, 4.00%, 3/1/2023	280	300

Total Wisconsin		166,175

Total Municipal Bonds (Cost $6,504,801)		6,518,624

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes

1.13%, 2/28/2022 (Cost $100,468)	100,000	101,035

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (h) (i) (Cost $213,251)	213,136	213,242

Total Investments — 100.3% (Cost $6,818,520)		6,832,901
Liabilities in Excess of Other Assets — (0.3)%		(22,279)

NET ASSETS — 100.0%		6,810,622

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
CONS	Consolidated Bonds
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Note
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Note
GTD	Guaranteed
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
Rev.	Revenue
SCSDE	South Carolina School District Enhancement

SIFMA	The Securities Industry and Financial Markets Association
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of February 28, 2021.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of February 28, 2021.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of February 28, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	109

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Municipal Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)
ASSETS:
Investments in non-affiliates, at value	$495,904	$1,582,602	$307,485
Investments in affiliates, at value	5,698	7,161	1,085
Cash	28	—	—
Receivables:
Investment securities sold	198	400	5,750
Investment securities sold — delayed delivery securities	3,786	—	430
Fund shares sold	255	2,007	257
Interest from non-affiliates	5,308	16,820	3,009
Dividends from affiliates	1	1	—

Total Assets	511,178	1,608,991	318,016

LIABILITIES:
Payables:
Investment securities purchased	1,990	—	843
Investment securities purchased — delayed delivery securities	5,094	—	7,725
Fund shares redeemed	13,971	4,360	189
Accrued liabilities:
Investment advisory fees	119	188	58
Administration fees	23	13	9
Distribution fees	54	18	30
Service fees	22	48	19
Custodian and accounting fees	26	33	13
Other	128	82	58

Total Liabilities	21,427	4,742	8,944

Net Assets	$489,751	$1,604,249	$309,072

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan High Yield Municipal Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)
NET ASSETS:
Paid-in-Capital	$477,284	$1,564,087	$296,971
Total distributable earnings (loss)	12,467	40,162	12,101

Total Net Assets	$489,751	$1,604,249	$309,072

Net Assets:
Class A	$179,459	$80,956	$125,754
Class C	32,499	4,626	9,178
Class I	256,624	829,847	111,724
Class R6	21,169	688,820	62,416

Total	$489,751	$1,604,249	$309,072

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,608	7,512	12,626
Class C	2,833	426	931
Class I	22,322	76,577	11,303
Class R6	1,841	63,586	6,317

Net Asset Value (a):
Class A — Redemption price per share	$11.50	$10.78	$9.96
Class C — Offering price per share (b)	11.47	10.88	9.86
Class I — Offering and redemption price per share	11.50	10.84	9.88
Class R6 — Offering and redemption price per share	11.50	10.83	9.88
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.95	$11.03	$10.35

Cost of investments in non-affiliates	$480,095	$1,532,493	$294,873
Cost of investments in affiliates	5,698	7,154	1,083

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	111

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$593,433		$6,619,659
Investments in affiliates, at value	32,164		213,242
Cash	—		563
Deposits at broker for futures contracts	239		—
Receivables:
Investment securities sold	368		117,370
Investment securities sold — delayed delivery securities	477		745
Fund shares sold	859		3,058
Interest from non-affiliates	5,777		40,051
Dividends from affiliates	1		14
Due from adviser	—		50

Total Assets	633,318		6,994,752

LIABILITIES:
Payables:
Investment securities purchased	—	(a)	98,426
Investment securities purchased — delayed delivery securities	3,119		31,847
Fund shares redeemed	652		52,429
Variation margin on futures contracts	25		—
Accrued liabilities:
Investment advisory fees	140		—
Administration fees	34		—
Distribution fees	69		29
Service fees	13		1,048
Custodian and accounting fees	28		93
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)
Other	58		258

Total Liabilities	4,138		184,130

Net Assets	$629,180		$6,810,622

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$602,361	$6,802,892
Total distributable earnings (loss)	26,819	7,730

Total Net Assets	$629,180	$6,810,622

Net Assets:
Class A	$302,134	$143,944
Class C	16,524	—
Class I	176,073	6,666,678
Class R6	134,449	—

Total	$629,180	$6,810,622

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,239	14,294
Class C	1,338	—
Class I	14,188	662,529
Class R6	10,837	—

Net Asset Value (a):
Class A — Redemption price per share	$12.46	$10.07
Class C — Offering price per share (b)	12.35	—
Class I — Offering and redemption price per share	12.41	10.06
Class R6 — Offering and redemption price per share	12.41	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.95	$10.30

Cost of investments in non-affiliates	$556,351	$6,605,269
Cost of investments in affiliates	32,162	213,251

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	113

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2021

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund	JPMorgan Short- Intermediate Municipal Bond Fund	JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$17,652	$31,916	$7,064
Dividend income from non-affiliates	2	—	—
Dividend income from affiliates	51	149	22

Total investment income	17,705	32,065	7,086

EXPENSES:
Investment advisory fees	1,700	4,192	883
Administration fees	364	1,258	221
Distribution fees:
Class A	420	168	283
Class C	262	38	83
Service fees:
Class A	420	168	283
Class C	87	13	28
Class I	673	1,790	268
Custodian and accounting fees	142	188	66
Interest expense to affiliates	— (a)	— (a)	— (a)
Professional fees	86	81	47
Trustees’ and Chief Compliance Officer’s fees	26	30	26
Printing and mailing costs	19	47	18
Registration and filing fees	151	112	87
Transfer agency fees (See Note 2.H.)	9	18	7
Other	12	35	16

Total expenses	4,371	8,138	2,316

Less fees waived	(1,248)	(4,161)	(697)
Less expense reimbursements	(105)	(4)	—

Net expenses	3,018	3,973	1,619

Net investment income (loss)	14,687	28,092	5,467

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,562)	1,210	(46)
Investments in affiliates	(2)	(19)	(4)

Net realized gain (loss)	(3,564)	1,191	(50)

Distributions of capital gains received from investment company affiliates	— (a)	— (a)	— (a)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(15,351)	(16,504)	(2,574)
Investments in affiliates	— (a)	6	2

Change in net unrealized appreciation/depreciation	(15,351)	(16,498)	(2,572)

Net realized/unrealized gains (losses)	(18,915)	(15,307)	(2,622)

Change in net assets resulting from operations	$(4,228)	$12,785	$2,845

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16,512	$40,106
Dividend income from affiliates	50	711

Total investment income	16,562	40,817

EXPENSES:
Investment advisory fees	1,684	7,939
Administration fees	421	3,970
Distribution fees:
Class A	638	382
Class C	162	—
Service fees:
Class A	638	382
Class C	54	—
Class I	419	12,849
Custodian and accounting fees	158	482
Interest expense to affiliates	— (a)	13
Professional fees	36	122
Trustees’ and Chief Compliance Officer’s fees	27	41
Printing and mailing costs	31	43
Registration and filing fees	124	414
Transfer agency fees (See Note 2.H.)	18	34
Other	19	90

Total expenses	4,429	26,761

Less fees waived	(1,248)	(13,697)

Net expenses	3,181	13,064

Net investment income (loss)	13,381	27,753

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,205)	(6,119)
Investments in affiliates	7	(73)
Futures contracts	(608)	—

Net realized gain (loss)	(1,806)	(6,192)

Distributions of capital gains received from investment company affiliates	— (a)	— (a)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(9,755)	(6,193)
Investments in affiliates	1	(9)
Futures contracts	312	—

Change in net unrealized appreciation/depreciation	(9,442)	(6,202)

Net realized/unrealized gains (losses)	(11,248)	(12,394)

Change in net assets resulting from operations	$2,133	$15,359

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,687	$9,327	$28,092	$30,983
Net realized gain (loss)	(3,564)	1,187	1,191	5,377
Distributions of capital gains received from investment company affiliates	— (a)	—	— (a)	—
Change in net unrealized appreciation/depreciation	(15,351)	28,740	(16,498)	49,005

Change in net assets resulting from operations	(4,228)	39,254	12,785	85,365

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,122)	(3,137)	(779)	(652)
Class C	(890)	(644)	(33)	(41)
Class I	(8,504)	(5,749)	(11,441)	(12,180)
Class R6	(439)	(103)	(14,636)	(18,526)

Total distributions to shareholders	(14,955)	(9,633)	(26,889)	(31,399)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(25,822)	346,641	(43,014)	129,277

NET ASSETS:
Change in net assets	(45,005)	376,262	(57,118)	183,243
Beginning of period	534,756	158,494	1,661,367	1,478,124

End of period	$489,751	$534,756	$1,604,249	$1,661,367

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,467	$5,026	$13,381	$12,273
Net realized gain (loss)	(50)	(362)	(1,806)	(522)
Distributions of capital gains received from investment company affiliates	— (a)	—	— (a)	—
Change in net unrealized appreciation/depreciation	(2,572)	11,661	(9,442)	33,879

Change in net assets resulting from operations	2,845	16,325	2,133	45,630

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,927)	(1,506)	(5,779)	(4,479)
Class C	(125)	(188)	(357)	(558)
Class I	(2,091)	(2,040)	(4,166)	(4,385)
Class R6	(1,289)	(1,287)	(2,984)	(2,816)

Total distributions to shareholders	(5,432)	(5,021)	(13,286)	(12,238)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	26,239	75,558	88,555	135,787

NET ASSETS:
Change in net assets	23,652	86,862	77,402	169,179
Beginning of period	285,420	198,558	551,778	382,599

End of period	$309,072	$285,420	$629,180	$551,778

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,753	$47,954
Net realized gain (loss)	(6,192)	(635)
Distributions of capital gains received from investment company affiliates	— (a)	—
Change in net unrealized appreciation/depreciation	(6,202)	17,937

Change in net assets resulting from operations	15,359	65,256

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(512)	(694)
Class I	(26,593)	(47,204)

Total distributions to shareholders	(27,105)	(47,898)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,664,857	1,051,707

NET ASSETS:
Change in net assets	2,653,111	1,069,065
Beginning of period	4,157,511	3,088,446

End of period	$6,810,622	$4,157,511

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan High Yield Municipal Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,724	$157,088	$60,770	$32,090
Distributions reinvested	5,048	3,085	771	648
Cost of shares redeemed	(68,231)	(18,889)	(33,469)	(14,332)

Change in net assets resulting from Class A capital transactions	(6,459)	141,284	28,072	18,406

Class C
Proceeds from shares issued	11,663	22,062	3,057	2,099
Distributions reinvested	877	619	31	34
Cost of shares redeemed	(16,305)	(5,415)	(2,785)	(2,564)

Change in net assets resulting from Class C capital transactions	(3,765)	17,266	303	(431)

Class I
Proceeds from shares issued	164,748	221,490	569,979	310,487
Distributions reinvested	8,426	5,733	11,270	11,873
Cost of shares redeemed	(203,574)	(43,564)	(386,079)	(275,025)

Change in net assets resulting from Class I capital transactions	(30,400)	183,659	195,170	47,335

Class R6
Proceeds from shares issued	17,390	5,577	255,400	300,185
Distributions reinvested	439	102	14,404	18,420
Cost of shares redeemed	(3,027)	(1,247)	(536,363)	(254,638)

Change in net assets resulting from Class R6 capital transactions	14,802	4,432	(266,559)	63,967

Total change in net assets resulting from capital transactions	$(25,822)	$346,641	$(43,014)	$129,277

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	119

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Class A
Issued	5,104	13,674	5,628	3,003
Reinvested	455	268	71	60
Redeemed	(6,266)	(1,633)	(3,106)	(1,341)

Change in Class A Shares	(707)	12,309	2,593	1,722

Class C
Issued	1,076	1,928	287	194
Reinvested	79	54	3	3
Redeemed	(1,483)	(473)	(257)	(238)

Change in Class C Shares	(328)	1,509	33	(41)

Class I
Issued	15,171	19,345	52,415	28,928
Reinvested	761	498	1,039	1,106
Redeemed	(18,464)	(3,786)	(35,675)	(25,587)

Change in Class I Shares	(2,532)	16,057	17,779	4,447

Class R6
Issued	1,568	485	23,492	27,999
Reinvested	39	9	1,330	1,717
Redeemed	(274)	(109)	(49,385)	(23,752)

Change in Class R6 Shares	1,333	385	(24,563)	5,964

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,636	$44,590	$135,267	$122,167
Distributions reinvested	1,899	1,476	5,656	4,347
Cost of shares redeemed	(20,025)	(12,912)	(66,686)	(40,378)

Change in net assets resulting from Class A capital transactions	29,510	33,154	74,237	86,136

Class C
Proceeds from shares issued	2,266	4,262	3,303	6,842
Distributions reinvested	122	176	348	539
Cost of shares redeemed	(5,965)	(5,022)	(13,493)	(10,107)

Change in net assets resulting from Class C capital transactions	(3,577)	(584)	(9,842)	(2,726)

Class I
Proceeds from shares issued	46,166	49,981	62,872	56,040
Distributions reinvested	2,043	1,971	3,783	4,060
Cost of shares redeemed	(49,863)	(15,978)	(63,956)	(29,103)

Change in net assets resulting from Class I capital transactions	(1,654)	35,974	2,699	30,997

Class R6
Proceeds from shares issued	21,958	14,651	53,081	37,282
Distributions reinvested	1,273	1,269	2,981	2,816
Cost of shares redeemed	(21,271)	(8,906)	(34,601)	(18,718)

Change in net assets resulting from Class R6 capital transactions	1,960	7,014	21,461	21,380

Total change in net assets resulting from capital transactions	$26,239	$75,558	$88,555	$135,787

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	121

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)		JPMorgan Tax Free Bond Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020	Year Ended February 28, 2021	Year Ended February 29, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,791	4,540	10,911	9,980
Reinvested	191	151	457	355
Redeemed	(2,020)	(1,318)	(5,436)	(3,309)

Change in Class A Shares	2,962	3,373	5,932	7,026

Class C
Issued	231	441	270	565
Reinvested	12	18	28	45
Redeemed	(610)	(518)	(1,108)	(835)

Change in Class C Shares	(367)	(59)	(810)	(225)

Class I
Issued	4,691	5,130	5,111	4,611
Reinvested	207	202	308	334
Redeemed	(5,135)	(1,639)	(5,317)	(2,400)

Change in Class I Shares	(237)	3,693	102	2,545

Class R6
Issued	2,208	1,508	4,304	3,067
Reinvested	129	131	242	231
Redeemed	(2,149)	(920)	(2,866)	(1,547)

Change in Class R6 Shares	188	719	1,680	1,751

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	JPMorgan Ultra-Short Municipal Fund
	Year Ended February 28, 2021	Year Ended February 29, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$246,999	$117,084
Distributions reinvested	512	694
Cost of shares redeemed	(210,001)	(78,616)

Change in net assets resulting from Class A capital transactions	37,510	39,162

Class I
Proceeds from shares issued	8,428,561	3,458,713
Distributions reinvested	26,591	47,013
Cost of shares redeemed	(5,827,805)	(2,493,181)

Change in net assets resulting from Class I capital transactions	2,627,347	1,012,545

Total change in net assets resulting from capital transactions	$2,664,857	$1,051,707

SHARE TRANSACTIONS:
Class A
Issued	24,565	11,622
Reinvested	51	69
Redeemed	(20,899)	(7,822)

Change in Class A Shares	3,717	3,869

Class I
Issued	837,628	344,011
Reinvested	2,647	4,680
Redeemed	(579,918)	(248,088)

Change in Class I Shares	260,357	100,603

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan High Yield Municipal Fund
Class A
Year Ended February 28, 2021	$11.93	$0.33	$(0.42)	$(0.09)	$(0.33)	$(0.01)	$(0.34)
Year Ended February 29, 2020	10.88	0.32	1.05	1.37	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2019	10.78	0.36	0.09	0.45	(0.35)	—	(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)	—	(0.28)
Year Ended February 28, 2017	10.99	0.29	(0.17)	0.12	(0.29)	—	(0.29)

Class C
Year Ended February 28, 2021	11.90	0.28	(0.43)	(0.15)	(0.27)	(0.01)	(0.28)
Year Ended February 29, 2020	10.85	0.27	1.05	1.32	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)	—	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)	—	(0.23)
Year Ended February 28, 2017	10.97	0.23	(0.17)	0.06	(0.23)	—	(0.23)

Class I
Year Ended February 28, 2021	11.93	0.34	(0.42)	(0.08)	(0.34)	(0.01)	(0.35)
Year Ended February 29, 2020	10.87	0.34	1.06	1.40	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)	—	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)	—	(0.30)
Year Ended February 28, 2017	10.99	0.30	(0.17)	0.13	(0.30)	—	(0.30)

Class R6
Year Ended February 28, 2021	11.93	0.36	(0.43)	(0.07)	(0.35)	(0.01)	(0.36)
Year Ended February 29, 2020	10.87	0.35	1.06	1.41	(0.34)	(0.01)	(0.35)
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.50	(0.61)%	$179,459	0.65%	2.99%	1.02%	39%
11.93	12.81	194,623	0.64	2.80	1.06	18
10.88	4.28	43,565	0.64	3.32	1.22	130
10.78	2.25	35,071	0.64	2.56	1.20	17
10.82	1.07	43,639	0.64	2.59	1.23	16

11.47	(1.11)	32,499	1.14	2.50	1.51	39
11.90	12.29	37,623	1.14	2.34	1.57	18
10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17
10.80	0.58	20,864	1.14	2.09	1.73	16

11.50	(0.51)	256,624	0.55	3.09	0.76	39
11.93	13.02	296,450	0.54	2.92	0.81	18
10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17
10.82	1.17	35,502	0.54	2.68	0.97	16

11.50	(0.41)	21,169	0.45	3.16	0.51	39
11.93	13.12	6,060	0.44	3.01	0.56	18
10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2021	$10.86	$0.13	$(0.08)	$0.05	$(0.13)	$—	$(0.13)
Year Ended February 29, 2020	10.49	0.16	0.37	0.53	(0.16)	—	(0.16)
Year Ended February 28, 2019	10.39	0.16	0.10	0.26	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)

Class C
Year Ended February 28, 2021	10.96	0.08	(0.09)	(0.01)	(0.07)	—	(0.07)
Year Ended February 29, 2020	10.59	0.11	0.37	0.48	(0.11)	—	(0.11)
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	—	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)

Class I
Year Ended February 28, 2021	10.92	0.18	(0.09)	0.09	(0.17)	—	(0.17)
Year Ended February 29, 2020	10.55	0.21	0.37	0.58	(0.21)	—	(0.21)
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)

Class R6
Year Ended February 28, 2021	10.91	0.19	(0.09)	0.10	(0.18)	—	(0.18)
Year Ended February 29, 2020	10.54	0.21	0.38	0.59	(0.22)	—	(0.22)
October 1, 2018 (f) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.78	0.43%	$80,956	0.69%	1.20%	0.86%	21%
10.86	5.12	53,408	0.70	1.48	0.86	24
10.49	2.55	33,554	0.70	1.54	0.86	42
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31

10.88	(0.09)	4,626	1.19	0.72	1.36	21
10.96	4.52	4,303	1.20	0.99	1.36	24
10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31

10.84	0.87	829,847	0.24	1.66	0.60	21
10.92	5.56	641,836	0.24	1.94	0.61	24
10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31

10.83	0.92	688,820	0.19	1.72	0.35	21
10.91	5.61	961,820	0.19	1.99	0.36	24
10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)
Class A
Year Ended February 28, 2021	$10.02	$0.17		$(0.06)	$0.11	$(0.17)	$—	$(0.17)
Year Ended February 29, 2020	9.55	0.20		0.47	0.67	(0.20)	—	(0.20)
Year Ended February 28, 2019	9.52	0.21		0.08	0.29	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)

Class C
Year Ended February 28, 2021	9.92	0.11		(0.06)	0.05	(0.11)	—	(0.11)
Year Ended February 29, 2020	9.45	0.14		0.47	0.61	(0.14)	—	(0.14)
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)

Class I
Year Ended February 28, 2021	9.95	0.19		(0.07)	0.12	(0.19)	—	(0.19)
Year Ended February 29, 2020	9.48	0.22		0.47	0.69	(0.22)	—	(0.22)
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)

Class R6
Year Ended February 28, 2021	9.94	0.20		(0.06)	0.14	(0.20)	—	(0.20)
Year Ended February 29, 2020	9.48	0.23		0.46	0.69	(0.23)	—	(0.23)
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.96	1.09%	$125,754	0.69%	1.71%		0.96%	22%
10.02	7.04	96,844	0.70	2.02		0.99	7
9.55	3.15	60,078	0.70	2.26		1.01	13
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15

9.86	0.54	9,178	1.24	1.16		1.46	22
9.92	6.52	12,868	1.25	1.49		1.51	7
9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15

9.88	1.25	111,724	0.44	1.96		0.71	22
9.95	7.36	114,772	0.44	2.28		0.74	7
9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15

9.88	1.46	62,416	0.34	2.06		0.46	22
9.94	7.36	60,936	0.34	2.38		0.49	7
9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Year Ended February 28, 2021	$12.66	$0.28	$(0.20)	$0.08		$(0.28)	$—	$(0.28)
Year Ended February 29, 2020	11.77	0.32	0.89	1.21		(0.32)	—	(0.32)
Year Ended February 28, 2019	11.82	0.40	(0.05)	0.35		(0.40)	—	(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28		(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	—	(f)	(0.39)	(0.25)	(0.64)

Class C
Year Ended February 28, 2021	12.55	0.21	(0.21)	—	(f)	(0.20)	—	(0.20)
Year Ended February 29, 2020	11.67	0.25	0.87	1.12		(0.24)	—	(0.24)
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28		(0.33)	—	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20		(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)		(0.31)	(0.25)	(0.56)

Class I
Year Ended February 28, 2021	12.61	0.31	(0.21)	0.10		(0.30)	—	(0.30)
Year Ended February 29, 2020	11.72	0.34	0.89	1.23		(0.34)	—	(0.34)
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37		(0.42)	—	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31		(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02		(0.42)	(0.25)	(0.67)

Class R6
Year Ended February 28, 2021	12.60	0.31	(0.19)	0.12		(0.31)	—	(0.31)
Year Ended February 29, 2020	11.72	0.35	0.88	1.23		(0.35)	—	(0.35)
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28		(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.46	0.66%	$302,134	0.66%	2.28%	0.95%	23%
12.66	10.37	231,815	0.67	2.58	0.97	31
11.77	3.00	132,813	0.67	3.40	1.00	53
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73

12.35	0.07	16,524	1.24	1.70	1.45	23
12.55	9.73	26,965	1.25	2.05	1.48	31
11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73

12.41	0.88	176,073	0.45	2.50	0.70	23
12.61	10.66	177,584	0.45	2.82	0.72	31
11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73

12.41	1.01	134,449	0.40	2.55	0.45	23
12.60	10.63	115,414	0.40	2.87	0.47	31
11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Year Ended February 28, 2021	$10.08	$0.03	$—	(f)	$0.03	$(0.04)
Year Ended February 29, 2020	10.03	0.12	0.06		0.18	(0.13)
Year Ended February 28, 2019	10.01	0.13	—	(f)	0.13	(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)		0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)		0.05	(0.03)

Class I
Year Ended February 28, 2021	10.07	0.05	—	(f)	0.05	(0.06)
Year Ended February 29, 2020	10.02	0.14	0.05		0.19	(0.14)
Year Ended February 28, 2019	10.00	0.14	0.02		0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)		0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	—	(f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.07	0.30%	$143,944	0.44%		0.35%		0.75%		71%
10.08	1.76	106,625	0.45		1.23		0.76		48
10.03	1.33	67,256	0.44		1.32		0.77		50
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.06	0.51	6,666,678	0.24		0.53		0.50		71
10.07	1.96	4,050,886	0.25		1.43		0.50		48
10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan High Yield Municipal Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Sustainable Municipal Income Fund(1)	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

(1)	Effective September 15, 2020, JPMorgan Municipal Income Fund changed its name to JPMorgan Sustainable Municipal Income Fund.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Sustainable Municipal Income Fund (“Sustainable Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts

134	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

High Yield Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$—	$—	(a)	$—	(a)
Municipal Bonds	—	495,904	—		495,904
Short-Term Investments
Investment Companies	5,698	—	—		5,698

Total Investments in Securities	$5,698	$495,904	$—	(a)	$501,602

Short-Intermediate Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Collateralized Mortgage Obligations	$—	$96	$—	$96
Municipal Bonds	—	1,582,506	—	1,582,506
Short-Term Investments
Investment Companies	7,161	—	—	7,161

Total Investments in Securities	$7,161	$1,582,602	$—	$1,589,763

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

Sustainable Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Municipal Bonds
Alabama	$—	$1,299	$—		$1,299
Alaska	—	588	—		588
Arizona	—	6,810	—		6,810
California	—	16,543	—		16,543
Colorado	—	10,821	—	(b)	10,821
Connecticut	—	7,546	—		7,546
Delaware	—	2,738	—		2,738
District of Columbia	—	9,373	—		9,373
Florida	—	26,464	—		26,464
Georgia	—	3,799	—		3,799
Guam	—	751	—		751
Illinois	—	10,001	—		10,001
Indiana	—	10,325	—		10,325
Iowa	—	3,788	—		3,788
Louisiana	—	844	—		844
Maine	—	2,335	—		2,335
Maryland	—	3,462	—		3,462
Massachusetts	—	20,275	—		20,275
Michigan	—	3,235	—		3,235
Minnesota	—	7,393	—		7,393
Mississippi	—	1,506	—		1,506
Missouri	—	4,383	—		4,383
Nebraska	—	1,966	—		1,966
Nevada	—	1,410	—		1,410
New Hampshire	—	7,328	—		7,328
New Jersey	—	13,202	—		13,202
New Mexico	—	1,257	—		1,257
New York	—	17,249	—		17,249
North Carolina	—	3,529	—		3,529
North Dakota	—	2,342	—		2,342
Ohio	—	14,666	—		14,666
Oklahoma	—	201	—		201
Oregon	—	66	—		66
Other	—	946	—		946
Pennsylvania	—	18,486	—		18,486
South Carolina	—	2,095	—		2,095
South Dakota	—	3,047	—		3,047
Tennessee	—	3,793	—		3,793
Texas	—	19,821	—		19,821
Utah	—	8,304	—		8,304
Vermont	—	5,993	—		5,993
Virginia	—	1,086	—		1,086
Washington	—	13,747	—		13,747
Wisconsin	—	10,856	—		10,856
Wyoming	—	1,816	—		1,816

Total Municipal Bonds	—	307,485	—	(b)	307,485

Short-Term Investments
Investment Companies	1,085	—	—		1,085

Total Investments in Securities	$1,085	$307,485	$—	(b)	$308,570

136	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$593,433	$—	$593,433
Short-Term Investments
Investment Companies	32,164	—	—	32,164

Total Investments in Securities	$32,164	$593,433	$—	$625,597

Appreciation in Other Financial Instruments
Futures Contracts	$53	$—	$—	$53

Ultra-Short Municipal Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds	$—	$6,518,624	$—	$6,518,624
U.S. Treasury Obligations	—	101,035	—	101,035
Short-Term Investments
Investment Companies	213,242	—	—	213,242

Total Investments in Securities	$213,242	$6,619,659	$—	$6,832,901

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of February 28, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds, except Short-Intermediate Municipal Bond Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of February 28, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at February 28, 2021 are detailed on the SOIs.

D. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the year ended February 28, 2021.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below.

High Yield Municipal Fund

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at February 28, 2021	Shares at February 28, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (a) (b)	$44,883	$224,138	$263,321	$(2)	$—	(c)	$5,698	5,695	$51	$—	(c)

Short-Intermediate Municipal Bond Fund

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (a) (b)	$48,403	$898,801	$940,030	$(19)	$6	$7,161	7,158	$149	$—	(c)

Sustainable Municipal Income Fund

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (a) (b)	$13,683	$97,632	$110,228	$(4)	$2	$1,085	1,084	$22	$—	(c)

138	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

Tax Free Bond Fund

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (a) (b)	$27,433	$208,596	$203,873	$7	$1	$32,164	32,148	$50	$—	(c)

Ultra-Short Municipal Fund

For the year ended February 28, 2021
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at February 28, 2021	Shares at February 28, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 0.03% (a) (b)	$50,592	$7,645,268	$7,482,536	$(73)	$(9)	$213,242	213,136	$711	$—	(c)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of February 28, 2021.
(c)	Amount rounds to less than one thousand.

F. Futures Contracts — Tax Free Bond Fund used interest rate and treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2021:

Tax Free Bond Fund
Futures Contracts — Interest:
Average Notional Balance Short	$9,037
Ending Notional Balance Short	5,991

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended February 28, 2021 are as follows:

	Class A	Class C		Class I	Class R6		Total
High Yield Municipal Fund
Transfer agency fees	$4	$1		$4	$—	(a)	$9
Short-Intermediate Municipal Bond Fund
Transfer agency fees	4	1		6	7		18
Sustainable Municipal Income Fund
Transfer agency fees	4	—	(a)	2	1		7
Tax Free Bond Fund
Transfer agency fees	13	1		3	1		18
Ultra-Short Municipal Fund
Transfer agency fees	2	n/a		32	n/a		34

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
High Yield Municipal Fund	$8	$(55)	$47
Short-Intermediate Municipal Bond Fund	(1,220)	1,220	—	(a)
Sustainable Municipal Income Fund	2	(3)	1
Tax Free Bond Fund	(8)	7	1
Ultra-Short Municipal Fund	(329)	284	45

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to callable bonds.

K. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

140	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal Fund	0.35%
Short-Intermediate Municipal Bond Fund	0.25
Sustainable Municipal Income Fund	0.30
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended February 28, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
High Yield Municipal Fund	$10	$2
Short-Intermediate Municipal Bond Fund	14	—
Sustainable Municipal Income Fund	4	—
Tax Free Bond Fund	17	2
Ultra-Short Municipal Fund	1	—

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
High Yield Municipal Fund	0.25%	0.25%	0.25%
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Sustainable Municipal Income Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
High Yield Municipal Fund	0.65%	1.15%	0.55%	0.45%
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Sustainable Municipal Income Fund	0.70	1.25	0.45	0.35
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

The expense limitation agreements were in effect for the year ended February 28, 2021 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2021.

For the year ended February 28, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
High Yield Municipal Fund	$191	$127	$913	$1,231	$105
Short-Intermediate Municipal Bond Fund	1,557	1,038	1,441	4,036	4
Sustainable Municipal Income Fund	202	134	346	682	—
Tax Free Bond Fund	155	104	968	1,227	—
Ultra-Short Municipal Fund	7,939	3,970	1,302	13,211	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2021 were as follows:

High Yield Municipal Fund	$17
Short-Intermediate Municipal Bond Fund	125
Sustainable Municipal Income Fund	15
Tax Free Bond Fund	21
Ultra-Short Municipal Fund	486

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2021, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

142	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
High Yield Municipal Fund	$194,088	$182,949	$—	$—
Short-Intermediate Municipal Bond Fund	328,698	398,914	—	—
Sustainable Municipal Income Fund	98,877	62,863	—	—
Tax Free Bond Fund	201,022	126,284	—	—
Ultra-Short Municipal Fund	4,472,810	3,042,714	100,930	—

During the year ended February 28, 2021, there were no sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at February 28, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$485,657	$19,471	$3,526	$15,945
Short-Intermediate Municipal Bond Fund	1,539,447	53,598	3,282	50,316
Sustainable Municipal Income Fund	295,945	13,249	624	12,625
Tax Free Bond Fund	588,516	38,612	1,478	37,134
Ultra-Short Municipal Fund	6,818,427	18,826	4,352	14,474

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds.

The tax character of distributions paid during the year ended February 28, 2021 was as follows:

	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
High Yield Municipal Fund	$656	$14,299	$14,955
Short-Intermediate Municipal Bond Fund	164	26,725	26,889
Sustainable Municipal Income Fund	4	5,428	5,432
Tax Free Bond Fund	5	13,281	13,286
Ultra-Short Municipal Fund	498	26,607	27,105

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended February 29, 2020 was as follows:

	Ordinary Income*	Tax Exempt Income	Total Distributions Paid
High Yield Municipal Fund	$623	$9,010	$9,633
Short-Intermediate Municipal Bond Fund	7	31,392	31,399
Sustainable Municipal Income Fund	1	5,020	5,021
Tax Free Bond Fund	13	12,225	12,238
Ultra-Short Municipal Fund	5	47,893	47,898

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

As of February 28, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Tax Exempt Income	Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$(3,374)	$110	$15,945
Short-Intermediate Municipal Bond Fund	(10,315)	237	50,316
Sustainable Municipal Income Fund	(379)	51	12,625
Tax Free Bond Fund	(10,352)	109	37,134
Ultra-Short Municipal Fund	(7,130)	421	14,474

The cumulative timing differences primarily consist of callable bonds.

As of February 28, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
High Yield Municipal Fund	$2,324	$1,050
Short-Intermediate Municipal Bond Fund	10,315	—
Sustainable Municipal Income Fund	—	379
Tax Free Bond Fund	6,507	3,845
Ultra-Short Municipal Fund	5,585	1,545

Net capital (gains) losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2021, the Funds deferred to March 1, 2021 the following net capital (gains) losses of:

	Net Capital Losses (Gains)
	Short-Term	Long-Term
High Yield Municipal Fund	$—	$185
Sustainable Municipal Income Fund	—	144
Ultra-Short Municipal Fund	8	(5)

During the year ended February 28, 2021, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Short-Intermediate Municipal Bond Fund	$—	$1,209
Sustainable Municipal Income Fund	11	—
Tax Free Bond Fund	—	19

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended February 28, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended February 28, 2021.

144	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended February 28, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of February 28, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
High Yield Municipal Fund	1	14.6%	3	43.1%
Short-Intermediate Municipal Bond Fund	1	76.5	1	11.4
Sustainable Municipal Income Fund	1	46.3	2	31.4
Tax Free Bond Fund	1	48.5	1	24.9
Ultra-Short Municipal Fund	1	82.7	1	12.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Funds’ yield (and total return) also may be low or the Funds may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Funds’ ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2021 (continued)

(Dollar values in thousands)

counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Sustainable Municipal Income Fund’s investment in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits could cause it to perform differently compared to funds that do not have such a policy. Investing in securities whose use of proceeds, in the Adviser’s opinion, provide positive social or environmental benefits may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the municipal bonds identified by the Adviser’s use of proceeds determination do not operate as expected when addressing positive social or environmental benefits. The Adviser’s assessment of the positive social or environmental impact of a municipal bond’s proceeds is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in bonds that do not comply with the Fund’s approach towards considering social or environmental characteristics. The factors that the Adviser considers in evaluating whether a security has positive social or environmental benefits may change over time. There are significant differences in interpretations of what it means to promote positive social or environmental benefits. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other’s views.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

146	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Boards of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan High Yield Municipal Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Sustainable Municipal Income Fund, JPMorgan Tax Free Bond Fund and JPMorgan Ultra-Short Municipal Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan High Yield Municipal Fund (one of the funds constituting JPMorgan Trust I), JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund) and JPMorgan Tax Free Bond Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Ultra-Short Municipal Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of February 28, 2021, the related statements of operations for the year ended February 28, 2021, the statements of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

April 26, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	147

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

148	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, of Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present);
			Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	149

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

150	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	151

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2020, and continued to hold your shares at the end of the reporting period, February 28, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Municipal Fund
Class A
Actual	$1,000.00	$1,045.20	$3.30	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	1,041.70	5.82	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class I
Actual	1,000.00	1,045.70	2.79	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R6
Actual	1,000.00	1,046.20	2.28	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,000.60	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	998.00	5.90	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class I
Actual	1,000.00	1,002.80	1.19	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,003.00	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

152	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Sustainable Municipal Income Fund (formerly known as JPMorgan Municipal Income Fund)
Class A
Actual	$1,000.00	$1,005.10	$3.43	0.69%
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class C
Actual	1,000.00	1,002.40	6.16	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	1,006.40	2.19	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,006.90	1.69	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Tax Free Bond Fund
Class A
Actual	1,000.00	1,014.30	3.30	0.66
Hypothetical	1,000.00	1,021.52	3.31	0.66
Class C
Actual	1,000.00	1,011.40	6.18	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class I
Actual	1,000.00	1,016.30	2.25	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,016.50	2.00	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,000.50	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class I
Actual	1,000.00	1,000.60	1.19	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	153

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (5) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (6) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

154	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Treasury Income

The Fund listed below had the following percentage, or the maximum allowable percentage, of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2021:

Income from U.S. Treasury Obligations
JPMorgan Ultra-Short Municipal Fund	1.2%

Tax-Exempt Income

Each Fund listed below had the following amount, or maximum allowable amount, of dividends paid from investment income exempt from federal income tax for the fiscal year ended February 28, 2021:

Exempt Distributions Paid
JPMorgan High Yield Municipal Fund	$14,299
JPMorgan Short-Intermediate Municipal Bond Fund	26,725
JPMorgan Sustainable Municipal Income Fund	5,428
JPMorgan Tax Free Bond Fund	13,281
JPMorgan Ultra-Short Municipal Fund	26,607

FEBRUARY 28, 2021	J.P. MORGAN MUNICIPAL BOND FUNDS	155

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. February 2021.	AN-MUNIBOND-221

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2021 – $136,863 2020 – $178,251

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES 2021 – $18,434 2020 – $31,710

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2021 – $25,916 2020 – $55,347

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 28, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2021 – Not applicable 2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 – $30.0 million

2019 – $24.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
May 3, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
May 3, 2021